As filed with the Securities and Exchange Commission on June 1, 2001

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                           Filed by the Registrant [X]
                 Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement                    [ ] Confidential, for Use of
[X] Definitive Proxy Statement                         the Commission Only
[ ] Definitive Additional Materials                    (as permitted by Rule
[ ] Soliciting Material Pursuant to Rule 14a-12.       14a-6(e)(2))

                                 MEDICORE, INC.

                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]      No fee required.

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         (1) Title of each class of securities to which transaction applies: Common stock, $.01 par value, of Techdyne, Inc.

         (2)      Aggregate number of securities to which transaction applies:
                  4,674,620

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): The filing fee is equal to 1/50 of 1% of $15,000,000 (the aggregate amount of cash to be received by the Registrant).

         (4)      Proposed maximum aggregate value of transaction:

         (5)      Total fee paid: $3,000

[X]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:

         (2)      Form, Schedule or Registration Statement No.:

         (3)      Filing Party:

         (4)      Date Filed:

                                 MEDICORE, INC.
                              2337 West 76th Street
                             Hialeah, Florida 33016
                                 (305) 558-4000

                                                                    June 1, 2001

Dear Medicore Stockholder:

         We cordially invite you to attend the 2001 Annual Meeting of Stockholders of Medicore, Inc., which will be held at the Hilton Hotel, 650 Terrace Avenue, Hasbrouck Heights, New Jersey 07604 at 10:00 a.m. on Wednesday, June 27, 2001. At the annual meeting, we will ask you to consider approval of the sale of our 4,674,620 shares of common stock, $.01 par value, of Techdyne, Inc., our public subsidiary, to Simclar International Limited, a private United Kingdom company. Our Techdyne ownership which we are proposing to sell to Simclar represents 71.3% of Techdyne's outstanding shares. At the annual meeting you will also be asked to elect three class 3 directors, Thomas K. Langbein, Seymour Friend and Charles B. Waddell, for a term of three years, and to approve an amendment to our Restated Articles of Incorporation to increase the number of board members. The sale of the Techdyne shares is being made pursuant to an Agreement for Sale and Purchase of Shares among Medicore, Inc., Techdyne, Inc., and Simclar International Limited dated April 6, 2001, and under Florida law, our sale of control of Techdyne may be deemed a sale of substantially all of our assets, requiring shareholder approval.

         Your vote is very important. We need the presence of a majority of our stockholders, which is sufficient to constitute a quorum. The affirmative vote of a majority of our outstanding common stock is required in order to complete the sale and amend our Restated Articles of Incorporation. A plurality of votes cast is needed for election of directors. Only stockholders of record on April 6, 2001, are entitled to attend the annual meeting and vote.

         Even if you plan to attend the annual meeting, please take the time to vote by completing the enclosed proxy card and mailing it to us. If you sign, date and mail your proxy card without indicating how you want to vote, your shares will be voted in favor of our sale of our ownership of Techdyne, the amendment to our Restated Articles of Incorporation, and the election of directors. You have the option of revoking your proxy at any time, or of voting your shares personally if you attend the meeting. You may also vote by telephone or using the Internet, as instructed on the enclosed proxy card.

         The accompanying proxy statement includes answers to frequently asked questions, and a summary description of our sale of Techdyne, followed by a more detailed discussion of the sale and other related matters, as well as a discussion relating to the other two proposals. We encourage you to read the entire proxy statement carefully.

         Our board of directors has determined that our sale of Techdyne is in the best interests of our stockholders, and unanimously recommends that you vote "FOR" the sale.

         Your participation is extremely important, and your early response will be greatly appreciated.

                                 Sincerely

                                 /s/ Thomas K. Langbein

                                 Thomas K. Langbein
                                 Chairman, Chief Executive Officer and President

                                 MEDICORE, INC.
                              2337 West 76th Street
                             Hialeah, Florida 33016
                                 (305) 558-4000

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 27, 2001

To Our Stockholders:

         NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Stockholders of Medicore, Inc. will be held at the Hilton Hotel, 650 Terrace Avenue, Hasbrouck Heights, New Jersey 07604 on Wednesday, June 27, 2001, at 10:00 a.m., local time, for the following purposes:

         1. To consider and vote on a proposal to approve the Agreement for Sale and Purchase of Shares among Medicore, Inc., Techdyne, Inc., and Simclar International Limited, dated April 6, 2001, for the sale of our stock ownership of our public subsidiary, Techdyne, representing 71.3% of Techdyne's outstanding shares, to Simclar. Under Section 607.1202 of the Florida Business Corporation Act, the sale of our ownership of Techdyne may be construed as constituting a sale of substantially all of our assets.

         2. To amend Article VII of our Restated Articles of Incorporation to increase the number of board members.

         3. To elect three class 3 directors, Thomas K. Langbein, Seymour Friend and Charles B. Waddell.

         4. To transact any other business which may properly come before the meeting, or any adjournment or postponement of the meeting.

         Only stockholders of record at the close of business on April 6, 2001, will be entitled to notice of or to vote at the meeting or any adjournment or postponement of the meeting. A complete list of stockholders entitled to vote at the meeting will be available at the meeting for inspection by any stockholder.

         The Medicore board of directors has determined that the sale is in the best interests of our stockholders, as is the amendment to our Restated Articles of Incorporation to increase our board, and to elect the class 3 directors, and unanimously recommends that you vote in favor of the foregoing proposals, each of which is described in detail in the accompanying proxy statement.

         You are urged to attend the meeting. Whether or not you plan to attend, please fill in, date, and sign the enclosed proxy card, and return it promptly in the enclosed return envelope, which requires no postage if mailed in the United States. The prompt return of your proxy will save the expense involved in further communication. You may revoke your proxy at any time before it is voted by following the directions on page 1 of the enclosed proxy statement, or by voting in person at the meeting.

         Your copy of the Annual Report on Form 10-K of Medicore, Inc. for 2000 is enclosed.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                    Secretary

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

INTRODUCTION................................................................   1

         Time, Date and Place...............................................   1

         Purpose of the Annual Meeting......................................   1

SUMMARY OF THE PROPOSED SALE OF TECHDYNE....................................   2

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING..............................   7

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS...........................  12

PROPOSAL 1: APPROVE THE AGREEMENT FOR SALE AND PURCHASE OF
SHARES FOR THE COMPANY'S SALE OF TECHDYNE...................................  13

         General............................................................  13

         Background of the Proposed Sale....................................  13

         Our Reasons for the Sale; Recommendation of our Board of Directors.  15

         Description of the Agreement for Sale and Purchase of Shares.......  18

         Net Proceeds from the Proposed Sale; Ongoing Company Operations....  26

         Interests of Certain Persons in the Sale...........................  27

         Accounting Treatment...............................................  28

         Federal Income Tax Consequences of the Proposed Sale...............  29

         Stockholder Approval...............................................  29

         Rights of Dissenting Stockholders..................................  29

PROPOSAL 2: AMENDMENT TO ARTICLE VII OF MEDICORE'S RESTATED
ARTICLES OF INCORPORATION...................................................  31

PROPOSAL 3: ELECTION OF DIRECTORS...........................................  32

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS..........................  33

         The Board of Directors.............................................  33

         Directors standing for Election....................................  33

                                                                            Page
                                                                            ----

         Current Directors....................................................34

         Executive Officers...................................................35

         Other Significant Employees..........................................35

         Board Committees.....................................................36

         Compensation of Directors............................................36

         Report of the Audit Committee........................................37

         Independent Public Accountants.......................................38

EXECUTIVE COMPENSATION........................................................38

BOARD EXECUTIVE COMPENSATION REPORT...........................................46

         What is the structure of executive compensation?.....................46

         Medicore's Chairman of the Board, Chef Executive Officer and
         President............................................................47

         Subsidiaries' Leaders................................................47

         What are long-term incentives?.......................................47

         Special Awards.......................................................48

PERFORMANCE GRAPH.............................................................48

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................49

         Compliance with Section 16(a) Reporting..............................52

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS................................52

SUMMARY UNAUDITED PRO FORMA FINANCIAL INFORMATION.............................57

         Balance Sheet........................................................58

         Statement of Operations..............................................61

CHANGES IN CERTIFYING ACCOUNTANT............................................. 94

WHERE YOU CAN FIND MORE INFORMATION.......................................... 94

                                                                            Page
                                                                            ----

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE..........................   95

OTHER MATTERS..............................................................   95


ANNEX A

         Agreement for Sale and Purchase of Shares Among Medicore, Inc.,
         Techdyne, Inc., and Simclar International Limited.................  A-1

ANNEX B

         Sections 607.1301, 607.1302, and 607.1320 of the Florida
         Business Corporation Act (Re: Dissenters' Rights).................  B-1

ANNEX C

         Amendment to Article VII of Medicore's Restated Articles of
         Incorporation.....................................................  C-1

ANNEX D

         Audit Committee Charter...........................................  D-1

                                 MEDICORE, INC.
                              2337 West 76th Street
                             Hialeah, Florida 33016
                                 (305) 558-4000

                                 PROXY STATEMENT
                     for the Annual Meeting of Stockholders
                           to be held on June 27, 2001

                                                                    June 1, 2001

TO OUR STOCKHOLDERS:

                                  INTRODUCTION

Time, Date and Place

         This proxy statement is being furnished to you in connection with the solicitation of proxies by the board of directors for the use at the Annual Meeting of Stockholders (and any adjournments or postponements thereof) to be held at the Hilton Hotel, 650 Terrace Avenue, Hasbrouck Heights, New Jersey, on Wednesday, June 27, 2001, at 10:00 a.m., local time. The approximate date on which this proxy statement and the accompanying form of proxy will be sent to the stockholders is June 6, 2001.

         All holders of record of our company's common stock at the close of business on April 6, 2001, are entitled to vote at the meeting and their presence is desired. Each outstanding share of common stock as of such date is entitled to one vote. At the close of business on April 6, 2001, 5,710,540 shares of common stock were outstanding.

         If you cannot be present in person at the annual meeting, the board of directors of Medicore requests that you execute and return the enclosed proxy card as soon as possible. The person who signs the proxy must be either (i) the registered stockholder of such shares of common stock, or (ii) a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or any other person acting in a fiduciary or representative capacity on behalf of such registered stockholder. You can, of course, revoke a proxy at any time before it is voted, if so desired, by filing with the Secretary of Medicore an instrument revoking the proxy, or by returning a duly executed proxy bearing a later date, or by attending the annual meeting and voting in person. Any such filing should be sent to Medicore, Inc., 2337 West 76th Street, Hialeah, Florida 33016, Attention: Secretary. Attendance at the annual meeting will not by itself constitute revocation of a proxy. It is important that your shares be presented and voted at the annual meeting. In addition to voting by returning the enclosed proxy card, you may vote by telephone or on the Internet by following the instructions on the proxy card.

Purpose of the Annual Meeting

Proposals

1. Approve the Agreement for Sale and Purchase of Shares for Medicore's Sale of Techdyne (item 1 on the proxy card)

         On April 6, 2001, Medicore entered into an Agreement for Sale and Purchase of Shares with Simclar International Limited, a private United Kingdom company, and Techdyne, Inc., pursuant to which we have agreed to sell to Simclar all of our 4,674,620 shares (approximately 71.3%) of Techdyne common stock.

         Under Florida law, the sale of our ownership of Techdyne might be deemed a sale of substantially all of Medicore's assets, requiring shareholder approval. To avoid any doubt, our board of directors has called a Annual Meeting of Stockholders, so that Medicore's stockholders may consider and vote upon the proposal to approve the Agreement for Sale and Purchase of Shares and the sale by the company of our entire ownership interest of our public subsidiary, Techdyne. Under the Florida Business Corporation Act, holders of shares of the company's voting securities who dissent to this proposal will be entitled to rights of appraisal in connection with the sale of ownership of Techdyne pursuant to the Agreement for Sale and Purchase of Shares.

2.       Amendment to Article VII of our Restated Articles of Incorporation.

         Our Restated Articles of Incorporation provide for directors to be divided as evenly as possible into three classes, designated as class 1, class 2 and class 3, and that at no time shall the board consist of less than four and no more than six directors. We presently have six directors, and would like to expand the board by an additional three members, one for each class of directors, in order to elect at least one additional independent board member who has the requisite employment experience in finance and accounting as required by the Nasdaq Marketplace Rules, which would provide us with three independent directors (presently we have two) on our audit committee, which is one of the requirements of Nasdaq for our company to continue to maintain our listing on the Nasdaq SmallCap Market. The other two vacancies are not necessary to satisfy the Nasdaq requirements. Independent board members, in addition to providing their expertise and experience to our company, will oversee management. Without your approval to amend our Restated Articles of Incorporation to increase board membership, you will not be able to vote for three class 3 members this year, but will be limited to two class 3 directors, and one of our directors, most likely Lawrence E. Jaffe from class 1, will have to resign to make an available vacancy for an independent board member appointment with the required employment experience in finance or accounting in order for Medicore to satisfy the Nasdaq requirements for three independent board members to be on the audit committee.

3.       Election of Directors (item 3 on proxy card)

         Medicore has a staggered board of directors consisting of classes 1, 2 and 3 directors, each class consisting of two members. Each class serves for a three-year term at the end of which that class comes before the shareholders for re-election. This year we are proposing to increase each class by one more member, and accordingly you will be voting for three class 3 directors. This new opening in the class 3 directors will be the only vacancy being filled by means of your vote at this annual meeting. Nominees for re-election this year are Thomas K. Langbein, Seymour Friend and Charles B. Waddell. However, to increase board membership requires an amendment to our Restated Articles of Incorporation. See Proposal No. 2. The other two additional vacancies created by the amendment could be filled by a majority of the board without shareholder approval of such appointments, and could remain vacant, or filled with independent or non-independent directors. Absent an amendment to our Restated Articles of Incorporation we will be unable to increase our board.


                    SUMMARY OF THE PROPOSED SALE OF TECHDYNE

         This summary highlights selected information from this proxy statement about the first proposal, the sale of our Techdyne shares to Simclar, and may not contain all the information that is important to you. To fully understand our sale of Techdyne, we encourage you to carefully read this entire proxy statement, and the other documents we refer to in this proxy statement, including the Agreement for Sale and Purchase of Shares attached as Annex A. We have included page references in the summary to direct you to more complete descriptions of the topics we have summarized.

The Companies

         Medicore, Inc. 2337 West 76th Street, Hialeah, Florida 33016, (305) 558-4000, is the seller of the Techdyne shares. Medicore has four business segments:
         -    distribution of medical supplies
         - contract manufacturer of electronic and electro-mechanical products (through Techdyne)
         -    operates kidney dialysis treatment centers
         -    investor in technology companies
      o Simclar International Limited, Pitreavie Business Park, Dunfermline, Fife, Scotland KY11 8UN (011) (01383) 73516, a private United Kingdom company, the buyer of the Techdyne control block of common stock, is involved in the same electronic and electro-mechanical industry as Techdyne

      o Techdyne, Inc., 2230 W. 77th Street, Hialeah, Florida 33016 (305) 556-9210, is the 71.3% owned subsidiary of Medicore and which company's shares are being sold by Medicore to Simclar

The Agreement for Sale and Purchase of Shares for the Sale of Techdyne

Structure of the Sale (see page 19)

         We will sell all of our 71.3% ownership, 4,674,620 shares of our common stock ownership of Techdyne for an aggregate consideration of $10,000,000 plus 3% of Techdyne's consolidated sales for each of the next three fiscal years, with an aggregate minimum earn-out of $2,500,000 and a maximum earn-out of $5,000,000.

         The Agreement for Sale and Purchase of Shares is attached as Annex A. You should read the Agreement for Sale and Purchase of Shares, since it is the legal document that governs our sale of Techdyne.

Our Reasons for the Sale (see page ___)

         Reasons favoring sale:

o alliance with Simclar could provide faster growth for Techdyne than we could achieve on our own

o the consideration to be received from Simclar in our board's opinion is fair

o opportunity to use the cash proceeds of the proposed sale to strengthen our financial position, to pursue more aggressively our remaining businesses, particularly our dialysis operations, and to repurchase up to 1,000,000 shares of our common stock at present market prices (approximately $1.00 to $1.25 per share)

o        the opportunity to realize immediate value for our stockholders

Factors mitigating against the sale:

o        we lose control of our Techdyne operations

o Techdyne is no longer consolidated with our financial statements, and accordingly, we lose its revenues, assets, and income; and currently, Techdyne accounts for a substantial amount of these items


Interests of Certain Persons in the Sale (page 27)

o Medicore has made advances of money to Techdyne over the years, and provides, under a management services agreement, certain administrative and financial services, which aggregated $360,000 as of December 31, 2000; the sale of our interest in Techdyne will end our advances to Techdyne, and may result in termination of the service agreement

o Medicore leases to Techdyne approximately 18,000 square feet of executive offices, manufacturing and warehouse space in Hialeah, Florida for Techdyne's Florida operations

o Certain of our officers and directors, as well as affiliates of our company and certain officers and directors of Techdyne, will continue to hold equity positions in Techdyne, which Techdyne is registering for public resale

o Certain of our and Techdyne's officers and directors exercised Techdyne options in part with promissory notes aggregating $415,650 of which $207,825 are anticipated to be forgiven upon completion of the sale of Techdyne to Simclar. See "Proposal 1: Approve the Agreement for Sale and Purchase of Shares for the Company's Sale of Techdyne - Interests of Certain Persons in the Sale" at page 28.


Vote Required to Approve the Sale of Techdyne (see page 29)

         Under Section 607.1202 of the Florida Business Corporation Act, the sale by Medicore of Techdyne, which may be deemed a sale of "substantially all" of Medicore's assets, requires the affirmative vote of the holders of at least a majority of the outstanding common stock on the record date. Accordingly, abstentions and broker non-votes will have the same effect as votes against the proposed sale.

o        Each share of Medicore common stock is entitled to one vote
o Our officers and directors, including directors of our subsidiaries, Techdyne and Dialysis Corporation of America who own approximately 29% of our outstanding shares, have indicated their intent to vote their shares in favor of the sale
o IF A HOLDER DOES NOT VOTE AT THE ANNUAL MEETING, EITHER IN PERSON OR BY PROXY, TELEPHONE OR INTERNET, IT WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE SALE


Our Recommendations to Stockholders (see pages 15 and 18)

THE MEDICORE BOARD OF DIRECTORS BELIEVES THE TERMS OF THE SALE ARE FAIR AND IN THE BEST INTERESTS OF MEDICORE AND ITS STOCKHOLDERS, AND RECOMMENDS THAT YOU VOTE FOR THE SALE.

Principal Conditions to the Sale (see page ___)

         Our and Simclar's obligations to effect the sale are subject to the satisfaction (or in certain circumstances, waiver) of the following conditions:

o Standard conditions contained in any stock sale agreement, such as accuracy of the parties' representations, satisfaction of their respective performances, obtaining necessary consents, the singular consent, other than our stockholders' approval, was already received from Techdyne's primary lender, and no proceedings to preclude the proposed sale

o The Agreement for Sale and Purchase of Shares must be approved by Medicore's stockholders


Termination of the Agreement for Sale and Purchase of Shares (see page ___)

o        By mutual agreement of Medicore and Simclar
o        Upon failure of our shareholders to approve the sale
o        By either party, if the other party breaches without a cure
o By either party, if the conditions applicable to the other party have not been satisfied
o If specified events in the Agreement occur, including the sale of Techdyne has not occurred by June 30, 2001, unless extended by the parties


Dissenter's Rights (see page ___)

         Holders of Medicore common stock are entitled to dissenters' rights under Florida law in connection with the sale of our Techdyne shares to Simclar upon compliance with the procedures prescribed by Florida law. For a description of the procedures a stockholder wishing to exercise dissenters' rights is required to follow, see "Proposal 1. Approve the Agreement for Sale and Purchase of Shares for the Company's Sale of Techdyne - Rights of Dissenting Stockholders" and Annex B.



Questions and Answers About the Proposed Sale of Techdyne

Q.       What will happen in the proposed sale?
A.       In the proposed sale:
         o We will be selling all of our 4,674,620 shares of Techdyne common stock to Simclar upon completion of the sale transaction
         o Simclar will then be the controlling shareholder of Techdyne, and will be able to elect all the directors, and will have the ability to make all the policy-making decisions for Techdyne

Q.       What will be done with the sale proceeds?
A.       We will:
         o To the extent not then having been repaid, use approximately $2,250,000 of the proceeds to repay the principal and accrued interest on an outstanding loan due to our public subsidiary, Dialysis Corporation of America. See "Certain Relationships and Related Transactions."

         o A substantial portion of the remaining proceeds are anticipated to be used for:
                  - expansion of our dialysis operations, through the acquisition and/or construction of additional outpatient dialysis facilities
                  - to a more limited extent to expand our medical products division, and for our investments in technology companies, presently limited to Linux Global Partners, Inc
         o We also intend to use a portion of the proceeds to repurchase up to 1,000,000 of our outstanding shares in a range of the current market price, which at this date is approximately $1.00 to $1.25

Q. Why are the company's stockholders being asked to consider and approve the proposed sale?
A.       Because:
         o Under the Florida Business Corporation Act, the sale of "all or substantially all" of our assets requires approval by the affirmative vote of the holders of at least the majority of the voting shares of all outstanding shares of Medicore common stock on the record date
         o Techdyne represents a substantial portion of our revenues, assets and operating income, although we also have a medical products division, operate dialysis centers through our approximately 61% owned public subsidiary, Dialysis Corporation of America, and have an equity interest in Linux Global Partners, a private holding company which invests in developing Linux software companies
         o The sale will result in Techdyne and its operations no longer being consolidated with Medicore and our operations. See "Summary Unaudited Pro Forma Financial Information"
         o To remove any doubt under the Florida statute, we feel it is appropriate for Medicore to submit its proposed sale of Techdyne to a stockholder vote

Q. Why did Medicore's board decide that the sale of Techdyne is in its stockholders' interest?
A.       The board believes:
         o That the sale of our interest in Techdyne to Simclar will be beneficial to our stockholders, to
                  Techdyne, and to the purchaser.
                  - Simclar, headquartered in Scotland, as is Techdyne's subsidiary, Techdyne (Europe), is engaged in similar operations as Techdyne, as a manufacturer of cable and PCB assemblies, sheet metal fabrication, and high level assemblies through to finished product build.
                  - The strategic alliance of Techdyne and Simclar is anticipated to complement each companies' operations and expected to benefit Techdyne with experienced management, an expanded geographic and customer base, efficiencies in labor, costs and manufacturing, a greater competitive edge, and a greater ability to better service customers with enhanced product choices, and the potential to further attract new customers and obtain expanded credit facilities.
                  - Simclar will have a greater U.S. presence, and believes it will become a global force in electronic and electro-mechanical manufacturing.
         o Medicore will receive approximately $10,000,000 from its sale of Techdyne plus 3% of consolidated sales over the next three years, with a minimum of $2,500,000 and a maximum of $5,000,000 relating to such percentage of sales. This will provide Medicore with the opportunity to expand existing operations, particularly its dialysis operations.

         We believe it is in our stockholders' interest to take advantage of this opportunity to sell Techdyne to Simclar. Please read the more detailed description of our reasons for the sale on pages ___ and ___ of this proxy statement.

Q.       Will the company have to pay taxes because of the sale?
A. The sale will be a taxable transaction. We have a large investment basis in Techdyne, and we estimate our taxable gain from the sale of our 71.3% of Techdyne to be approximately $7,700,000, based upon the additional minimum earn-out consideration of $2,500,000, and estimate taxes payable related to the sale of approximately $2,900,000.

Q.       Can I still sell my shares?
A. Yes. Our sale of Techdyne does not affect your right to sell or otherwise transfer your shares of Medicore common stock.


                 QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Q:       Why did you send me a proxy?
A: Management of Medicore, Inc. is asking you to vote at the 2001 annual meeting. This proxy statement summarizes the information you need to know to vote intelligently.

Q:       Must I attend the meeting?
A: No. You are invited and welcome to attend the annual meeting, but instead of attending you may participate and vote by completing, signing and returning the enclosed proxy card.

Q:       Who is entitled to vote?
A: Shareholders who owned Medicore common stock on the close of business on April 6, 2001, the record date.

Q:       How many votes do I have?
A: Each share of common stock is entitled to one vote. The proxy card indicates the number of shares of Medicore common stock that you own. Medicore is sending this proxy statement, the attached Notice of Annual Meeting, the enclosed proxy card, our 2000 Annual Report, which includes our audited financial statements, and our quarterly report for the first quarter ended March 31, 2001, which contains unaudited financial statements, on June 6, 2001 to all shareholders entitled to vote.

Q:       What am I voting on?
A: Three matters: proposal 1) the sale of our entire ownership of Techdyne to Simclar International Limited; proposal 2), the amendment to our Restated Articles of Incorporation to increase the number of board members to no more than nine persons, and proposal 3) the election of three class 3 directors, Thomas K. Langbein, Seymour Friend and Charles
         B. Waddell, but subject to the second proposal.

Q:       How do I vote?
A: You may vote by proxy, by Internet, by telephone, or in person by attending the annual meeting. Voting instructions are included on your proxy card. If you submit a properly executed proxy to us in time to vote, the individuals named as your proxy will vote your shares as you have directed.

         If you submit a signed proxy card and no instructions are indicated, your shares will be voted FOR the proposal to approve the sale of Techdyne, FOR the amendment to our Restated Articles of Incorporation to increase the board by three more members, and FOR the election of class 3 directors

         If any other matters are properly presented at the annual meeting, including consideration of a motion to adjourn the meeting to another time or place for the purpose of soliciting additional proxies, the persons named in the enclosed proxy card will have discretion to vote on those matters in accordance with their best judgment. We are not aware of any matters which will be presented at the annual meeting, other than the three proposals.

Q        How do I vote by proxy?
A: Complete, sign and date the enclosed proxy card and return it promptly in the prepaid postage envelope provided. Returning the proxy card will not affect your right to attend the annual meeting.

Q:       May I revoke my proxy?
A: Yes. You may revoke your proxy at any time before it is voted. There are four ways you may revoke your proxy:
         1.   by sending in another proxy card with a later date;
         2. by notifying Lawrence E. Jaffe, our corporate Secretary, before the annual meeting;
         3.   by voting in person at the annual meeting; or
         4.   by giving notice of revocation at the annual meeting.

Q:       How do I vote in person?
A: By attending the annual meeting. At that time you will be given a ballot and you may vote your shares. If your shares of Medicore common stock are held in the name of a broker, bank or other nominee, you must bring an account statement or letter from the nominee showing you were the beneficial owner of the shares on April 6, 2001, the record date.

Q:       How does discretionary authority apply?
A: If you properly fill in your proxy card and send it to us in time, your "proxy" (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign and return your proxy card but do not make any specific choices, your proxy will vote your shares as recommended by the board as follows:
         o        "FOR" the sale of Techdyne to Simclar
         o "FOR" the amendment of Article VII of our Restated Articles of Incorporation to increase the board to no more than nine members
         o "FOR" the election of Thomas K. Langbein, Seymour Friend and Charles B. Waddell as class 3 directors
         If any other matter is presented at the Annual Meeting, which is not presently contemplated, your proxy will vote in accordance with his best judgment.

Q:       Is my vote confidential?
A: Yes. Only the inspectors of election and other employees of Medicore assisting in tallying the vote will have access to your vote and comments, unless you tell us to disclose such information.

Q:       What does it mean if I receive more than one proxy card?
A: Your shares of Medicore common stock are probably registered in more than one name or account. You should complete, sign, date and return all your proxy cards to make sure all your shares are voted. It would be appreciated if you would contact our transfer agent, Continental Stock Transfer & Trust Company, 2 Broadway, New York, New York 10004 (Attention: Proxy Department) and tell them to put all your accounts registered in the same name at the same address.

Q:       What does a quorum mean?
A: A quorum means a majority of the outstanding shares. The annual meeting may only proceed if a quorum is present at the meeting. A majority of the outstanding shares may be present at the meeting in person or by proxy. At April 6, 2001, the record date, there were 5,710,540 shares of Medicore common stock outstanding. A majority (quorum) would be no less than 2,855,271 shares. If you are present or vote by proxy and you abstain, with respect to "Proposal 1: Approve the Agreement for Sale and Purchase of Shares for the Company's Sale of Techdyne," and with respect to "Proposal 2: Amendment to Article VII of Medicore's Restated Articles of Incorporation," you will be counted toward a quorum, and your abstention will have the legal effect as a negative vote with respect to those proposals. As to "Proposal 3: Election of Directors," a properly executed proxy marked "WITHHOLD AUTHORITY" to vote for all or any number of director-nominees will be counted toward a quorum, but will not be considered present in person or by proxy and entitled to vote on the election of directors. The nominees receiving the highest number of affirmative votes, which includes directors for whom the stockholder has not withheld authority, will be elected. A shareholder list will be available at the meeting and for 10 days prior to the meeting for your review at our New Jersey offices, 777 Terrace Avenue, Hasbrouck Heights, New Jersey 07604, located across the street from the Hilton Hotel where the annual meeting is scheduled to take place.

Q:       How much common stock do officers and directors own?
A:       Approximately 26% of our common stock as of the record date.

Q:       Who are the largest principal shareholders?
A: As of the Record Date, Thomas K. Langbein: 773,014 shares (approximately 13.5%), Susan Kaufman (wife of Peter D. Fischbein, a director of Medicore and Techdyne): 388,582 (approximately 6.8%), and Seymour Friend: 357,705 shares (approximately 6.3%). Their beneficial interest increases, for Mr. Langbein to 1,323,014 or approximately 21.1%, and Mr. Friend to 432,705 or approximately 7.5%, if Medicore shares are included which they have the right to acquire under their options. Ms. Kaufman has no options. Until any options are exercised, they are not entitled to vote those shares. Messrs. Langbein and Friend are officers and directors of Medicore. See "Information About Directors and Executive Officers" and "Security Ownership of Certain Beneficial Owners and Management." Mr. Langbein is also Chairman of the Board and Chief Executive Officer of our public subsidiaries, Dialysis Corporation of America and Techdyne, Inc., owner and sole director and executive officer of Todd & Company, Inc., a broker-dealer registered with the SEC, and a director of Linux Global Partners, a private holding company in which we invested and to which we loaned money. See "Certain Relationships and Related Transactions."

Q. If my stock is held in "street name" by my broker, will my broker vote my Medicore common stock for me?
A. Your broker will vote your shares for Proposal 1, to approve the sale of our 71.3% stock ownership of Techdyne to Simclar International Limited, and for Proposal 2, the amendment to our Restated Articles, only if you provide instructions on how to vote on each of these proposals. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Call you broker right away with instructions to execute the proxy. Your broker may but is not required to vote your shares for Proposal 3, the election of directors, without your instructions. You should instruct your broker how you wish to vote on Proposal 3.

Q:       What vote is required to approve each proposal?
A:       Proposal 1: Sale of Techdyne
         ----------------------------
         The affirmative vote of the majority of shares entitled to vote is required to approve Proposal 1. Therefore, shares represented by proxy or ballot which are marked "ABSTAIN" and broker "non-votes" (a matter in which the broker has no authority to vote and did not receive voting instructions from the beneficial owner) will have the effect of a vote against Proposal 1.

         Proposal 2: Amend Article VII of the Restated Articles of Incorporation
         -----------------------------------------------------------------------
         The same as Proposal 1, the affirmative vote of the majority of shares entitled to vote is necessary to approve Proposal 2. Abstentions and broker non-votes will have the effect of a vote against Proposal 2.

         Proposal 3: Election of Directors
         ---------------------------------
         In the election of directors, you may vote "FOR" all of the nominees, or your vote may be "WITHHELD" with respect to one or more of the nominees. So if you do not vote for a particular nominee, or you indicate "WITHHOLD AUTHORITY to vote for all or any number of director-nominees listed" on your proxy card or ballot, your vote will not count either "for" or "against" the nominees. The nominees receiving the highest number of "FOR" votes will be elected.

         A "broker non-vote" will have no effect on the outcome of Proposal 3.

Q:       Who solicits the proxies and what are the costs?
A: The board is soliciting these proxies. In addition to the use of the mails, officers, directors or employees of Medicore, who will receive no additional compensation for doing so, may solicit proxies by telephone or personal interview.

         We have asked banks, brokers and other institutions, nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies. We will reimburse them for their reasonable expenses. Medicore pays all expenses of soliciting the proxies, including printing, envelopes, mailing and similar out-of-pocket expenses.

Q:       How could I, as a shareholder, nominate a director?
A: You must provide Lawrence E. Jaffe, the corporate Secretary of Medicore, written notice at least 60 days prior to the 2002 Annual Meeting, detailing the nominee and his or her qualifications, for consideration by the board. Other details are contained in our by-laws and will be forwarded to you without charge upon your written request. Your proposed nominee must submit a notarized statement indicating willingness to serve; and provide a five-year employment history.

Q:       Who is eligible to submit a proposal?
A: To be eligible, you must have continuously held at least $2,000 in market value, or 1%, of Medicore's common stock for at least one year by the date you submit the proposal. You must continue to hold these Medicore shares through the date of the meeting. Either you, or your representative who is qualified under state law to present the proposal on your behalf, must attend the meeting to present the proposal.

Q:       How do I demonstrate to Medicore that I am an eligible shareholder?
A: If your shares are registered in your name, you are the record holder and we can verify your eligibility on our own.

         If a nominee, fiduciary, bank, broker or other custodian holds your shares of Medicore common stock in its name on your behalf, you may establish your eligibility in two ways:

         1. written verification from such custodian or nominee that you continuously held your Medicore shares for one year at the time you submitted your proposal; you also have to submit to us your written statement that you intend to continue to hold your Medicore common stock through the date of the shareholder meeting; or

         2. submit to us any required filings of share ownership of Medicore that you filed with the SEC, and your written statement that you continuously held the required number of Medicore common stock for the one-year period and your intention to continuously hold your Medicore shares through the date of our meeting.

Q:       How many proposals may I make?
A:       One proposal for a particular shareholder meeting.

Q:       When are the year 2002 shareholder proposals due?
A: Shareholder proposals must be submitted in writing by February 6, 2002, to Lawrence E. Jaffe, corporate Secretary, Medicore, Inc., 777 Terrace Avenue, Hasbrouck Heights, New Jersey 07604. Any proposal should provide the reasons for it, the text of any resolution, and must comply with Rule 14a-8 of Regulation 14A of the proxy rules of the SEC.

Q.       What do I need to do now?
A. Please vote your shares as soon as possible, so that your shares may be represented at the annual meeting.

Q.       Where shall I call if I have questions?
A. If you have any questions about any of the proposals, you may call or write to Thomas K. Langbein, Chairman of the Board, Chief Executive Officer and President of Medicore, Inc., at (201) 288-8220, c/o Medicore, Inc., 777 Terrace Avenue, Hasbrouck Heights, NJ 07604.

Q.       Where can I find more information about the company?
A. Various sources described under the caption "WHERE YOU CAN FIND MORE INFORMATION" on page 91 of this proxy statement.

                SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

         The statements contained in this proxy statement, and our documents which are incorporated by reference into it, that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 contains certain safe harbors regarding forward-looking statements. Certain of the forward-looking statements include management's expectations, intentions and beliefs with respect to the growth of our company, the nature of the electronics industry in which Techdyne is involved as a manufacturer, the nature of and future development of the dialysis industry in which our other public subsidiary, Dialysis Corporation of America, is engaged, our business strategies and plans for future operations, our needs for capital expenditures, our capital resources, liquidity and operating results, and similar matters that are not historical facts. Words such as "anticipate," "estimate," "expects," "projects," "intends," "plans," and "believes," and words and terms of similar substance used in connection with any discussion of future operating or financial performance, or the sale of control of Techdyne, identify forward-looking statements. Such forward-looking statements, like all statements about expected future events, are subject to substantial risks and uncertainties that could cause actual results to materially differ from those expressed in the statements, including general economic and business conditions, opportunities pursued or abandoned, competition, changes in federal and state laws or regulations affecting the company and our operations, and other factors discussed periodically in our filings. Many of the foregoing factors are beyond our control. Among the factors that could cause actual results to differ materially are the factors detailed in the "Risk Factors" section included in our registration statement, Form S-3, as filed with the SEC (effective May 15, 1997) and the registration statements of our subsidiaries, Techdyne's registration statement on Form S-3, as filed with the SEC (effective December 11, 1996), and Dialysis Corporation of America's registration statement on Form S-3, as filed with the Commission (effective July 1, 1999). Accordingly, readers are cautioned not to place too much reliance on such forward-looking statements which speak only as of the date made, and which the company undertakes no obligation to revise to reflect events after the date made.

                 PROPOSAL 1. APPROVE THE AGREEMENT FOR SALE AND
              PURCHASE OF SHARES FOR THE COMPANY'S SALE OF TECHDYNE
                           (item 1 on the proxy card)


General

         At the annual meeting, the Medicore stockholders will be asked to consider and vote upon the approval of the Agreement for Sale and Purchase of Shares among Medicore, Inc., Techdyne, Inc., and Simclar International Limited, dated April 6, 2001, which provides for the sale by Medicore to Simclar of 4,674,620 shares (approximately 71.3%), its entire common stock ownership of Techdyne, for $10,000,000. and 3% of Techdyne's consolidated sales for each of the next three years, with a minimum of $2,500,000 and a maximum of $5,000,000 with respect to the earn-out. The terms of the Agreement are summarized below, under the caption "Description of the Agreement for Sale and Purchase of Shares." The table below reflects Simclar's strong financial position and ability to pay the full consideration to Medicore as it becomes due.

                                Unaudited Summary Financial Information of
                                        Simclar International Limited
                                      Fiscal Year Ended December 31,(1)
                         ------------------------------------------------------

                             1998                 1999                  2000
                             ----                 ----                  ----
Sales                    $46,600,000          $63,100,000          $101,500,000
Profits Before Taxes       4,400,000            5,100,000             8,000,000
Net Worth                 11,200,000           14,400,000            19,300,000

----------

(1)      Unaudited summary information as provided by Simclar.


Background of the Proposed Sale

         o Over the last one and one-half years, Techdyne (Europe) was experiencing significant reductions in sales, with continuing losses; in March, 2000, management considered selling Techdyne (Europe)
         o In May, 2000, Techdyne's President, Barry Pardon, met with a major accounting firm in Scotland to evaluate sale of Techdyne (Europe); that accounting firm referred Techdyne (Europe) to another major accounting firm in Scotland
         o In June, 2000, Barry Pardon met with Ian Durie of Deloitte & Touche in Scotland, and Sam Russell, Managing Director of Simclar; Mr. Russell expressed an interest in Techdyne as opposed to Techdyne (Europe); Mr. Durie was hired as a consultant to Simclar, to search for acquisitions for Simclar; the average closing prices of the Techdyne common stock for June, 2000, ranged from $2.03 to $2.75
         o In July, 2000, Techdyne responded to a variety of inquiries by Simclar; the average closing prices of the Techdyne common stock for July, 2000, ranged from $2.00 to $2.75

         o In August, 2000, Mr. Russell visited with each United States facility of Techdyne, and offered Medicore $2.50 per share for 51% ownership of Techdyne, based on Simclar's evaluation of Techdyne's earnings sales and Simclar's familiarity with the electronic contract manufacturing industry in which Simclar and Techdyne are engaged; Messrs. Langbein and Pardon, based upon their evaluation of earnings, sales, their discussions with Techdyne's consultant, and their research into the electronics contract manufacturing industry and their experience with several other companies (see "Our Reasons for the Sale; Recommendation of our Board of Directors" below), counter offered $3.25 per share; the average closing prices of Techdyne common stock for August, 2000, ranged from $1.25 to $2.00
         o In October, 2000, Thomas K. Langbein, Chairman of the Board and CEO of Medicore and Techdyne, and Barry Pardon met with Mr. Russell at Simclar, and negotiated a $3.00 per share price for the 51% control block of Techdyne; Techdyne's market price at that time ranged from a high of $1.38 to a low of $.75
         o In November, 2000, the board of directors considered the Simclar proposal, discussed alternate situations (see "Our Reasons for the Sale; Recommendation of our Board of Directors" below), Techdyne's future prospects with and without the sale of control to Simclar, and approved the sale of control (51%) of Techdyne to Simclar, and proceeded to negotiate a letter of intent; the average closing prices of Techdyne common stock for November, 2000, ranged from $.75 to $1.25
         o The board met again in December, 2000, with respect to the conclusion of the Letter of Intent for the sale of control of Techdyne to Simclar, and discussed the negotiations toward a purchase agreement, the continued due diligence by all parties, and the necessity for shareholder approval of the proposed sale
         o On December 11, 2000, Medicore and Simclar executed a Letter of Intent relating to the sale of 51% of Techdyne by Medicore to Simclar; on that date the Techdyne common stock closed at $1.44
         o On December 14, 2000, Medicore and Techdyne each issued press releases discussing the proposed sale to Simclar, describing the consideration, each company, and the anticipated use of the proceeds by Medicore; on that date the Techdyne common stock closed at $1.75
         o Through early April, 2001, the parties engaged in extensive due diligence and negotiation of the Agreement for Sale and Purchase of Shares; the average closing prices of Techdyne common stock for April, 2001, ranged from $.81 to $1.50
         o In mid-March, 2001, based upon the slowing of the U.S. economy and accordingly the softening of the electronics contract manufacturing industry, and the downturn in the U.S. stock market, Simclar wanted a reduction in the $3.00 per share price; over the next week, the parties renegotiated, Simclar offering $10,000,000 for all of Medicore's 71.3% interest in Techdyne or approximately $2.17 per share; Medicore counter offered by accepting the $10,000,000 for its entire Techdyne interest, but requested additional consideration of 3% of Techdyne's sales for three years; Simclar accepted the modified purchase price for 71% of Techdyne, but negotiated a $5,000,000 maximum earn-out; Medicore accepted, and added a $2,500,000 minimum earn-out, which was accepted by Simclar. The per share price of the Techdyne common stock to be sold to Simclar based on the minimum sale would be $2.67, and based on the maximum sale would be $3.21 per share

         o On March 29, 2001, the board of directors approved the modifications to the sale of control of Techdyne to Simclar, unanimously approving the sale of all of Medicore's 71.3% common stock ownership of Techdyne for $10,000,000 and 3% of Techdyne's consolidated sales for the next three years, with a minimum of $2,500,000 and a maximum earn-out of $5,000,000; on that date the Techdyne common stock closed at $.88
         o On April 6, 2001, Medicore, Techdyne and Simclar executed the Agreement for Sale and Purchase of Shares; on that date the Techdyne common stock closed at $1.00

         The sale is subject to several conditions customarily found in such sale agreements, particularly the required approval of Medicore stockholders.


Our Reasons for the Sale; Recommendation of our Board of Directors

         Our board of directors has unanimously concluded that the sale of Techdyne to Simclar is in the best interests of Medicore and its stockholders, and that the terms and conditions contained in the Agreement for Sale and Purchase of Shares are fair to and in the best interests of Medicore and its stockholders.

         In arriving at its conclusion, the board of directors considered a number of factors, including those noted below, which were determined by the board to favor a decision to approve the consummation of the proposed sale:

         o        the consideration for and the terms of the proposed sale;
         o the current financial condition and future prospects of Techdyne;
                  - faster growth opportunities in an alliance with Simclar, a United Kingdom company engaged in similar but expanded operations as is Techdyne;
                  -        the strong financial position of Simclar;
                  - efficiencies of operations under Simclar (labor, manufacturing costs reduced; volume supply purchases with greater discounts);
         o        expanded customer base for Techdyne
         o Techdyne's and Simclar's combined management expertise and experience;
         o increased global presence and competitive position for Techdyne and Simclar, which will now have a greater U.S. presence with Techdyne, a public company;
         o the determination that we would not be able to achieve in the foreseeable future on a stand-alone basis stockholder value equal to the sale consideration being paid by Simclar;
         o the opportunity to use the cash proceeds of the proposed sale to:
                  -        strengthen our financial position;
                  - repurchase up to 1,000,000 of our outstanding shares at current market prices ranging from approximately $1.00 to $1.25;
                  - pursue more aggressively our remaining operations, particularly our dialysis operations; and
                  - pay our approximately $2,500,000 indebtedness (if not then repaid) to our 61% owned subsidiary, Dialysis Corporation of America
         o the opportunity to realize immediate value for our stockholders;
         o our obtaining 3% of Techdyne's consolidated sales for the next three years, providing us with additional consideration for the sale of a minimum of $2,500,000 and a maximum of $5,000,000.

         In reaching its conclusions, the board also considered the following factors, which they believed mitigated against the sale:

         o        we lose control of Techdyne;
         o        Techdyne's operations are no longer consolidated with us;
                  accordingly, we no longer directly reflect in our financial statements and operations Techdyne's revenues, assets or income, which at December 31, 2000, represented, respectively, approximately 84% of our sales, 67% of our assets, and was our only profitable business segment;
         o        risk that the sale may not be completed;
         o risk that the announcement of the sale and the efforts necessary to complete the transaction could disrupt operations by, among other things, diverting management and other resources from day-to-day operations.

         In view of the variety of factors considered, the board of directors did not assign relative weights to the factors listed above, or determine that any factor was of particular importance. Rather, the board viewed its recommendation as being based on the totality of the information presented. Also, the board relied on the experience and expertise of the Techdyne executive officers and directors for analysis of its alliance with Simclar. In considering all the factors described above, individual members of the board may have given different weight to different factors. The board considered all these factors as a whole to be favorable to Medicore, and to support its determination to approve the transaction and recommend it to our stockholders.

         Certain officers and directors of our company and Techdyne are common and certain of their common stock ownership of Techdyne is being registered for resale by Techdyne. Our board was aware of this registration of Techdyne shares and interests of certain of the officers and directors, but did not believe it was necessary to have an independent committee evaluate the Simclar proposal, based upon prior negotiations, our book value which included tangible and intangible assets, equivalent to our net worth, and the premium over market price which our company was receiving as consideration, which was objectively fair and reasonable. The risk of proceeding without an opinion of an independent financial advisor is that such independent advisor's opinion might reflect a higher price than negotiated between Simclar and Medicore. However, there is no assurance that such independent advisor's price would be obtainable, particularly since our discussions with other companies did not proceed, and in March, 2000, Simclar renegotiated the price and terms of the sale. See "Background of the Proposed Sale" above.

         The board considered the continued operations of Techdyne on a stand-alone basis as a subsidiary of Medicore as compared to its alignment with Simclar, a larger and financially stronger United Kingdom company engaged in the same electronic and electro-mechanical contract manufacturing industry and in similar areas of production as Techdyne. As a subsidiary of Medicore, based upon current sales and earnings, it was not anticipated that its market price would reach $3.00 in the near future, and even if it did, Medicore's sizeable control position, 71.3%, would not be able to be liquidated at such market price. However, as aligned as a subsidiary of Simclar, Techdyne will gain the expertise and experience of Simclar's management and manufacturing operations, an expanded customer base and product lines, obtain efficiencies in equipment, supplies, labor and overall manufacturing costs.


                                                                                 Average of Closing Prices
                                                                                 -------------------------
                                                                                    High              Low
                                                                                    ----              ---
         o        continued negotiations in July and August, 2000                  $2.75             $1.25
         o        fourth quarter of 2000, when $3.00 per share for
                  Techdyne common stock negotiated and Letter of Intent
                  executed in December, 2000                                       $1.87             $0.75
         o        at the end of March, 2001, when the board approved the
                  modifications to and execution of the Agreement for
                  Sale and Purchase of Shares                                      $0.94             $0.88
                                                                                      (little activity)

         The board researched electronic contract manufacturing operations in which Techdyne is engaged with sales of approximately $100,000,000 (approximately twice the sales of Techdyne) with positive EBITA (earnings before income taxes and amortization), and found the current evaluation for sale of a company in that industry was at best approximately in a range of five to six times EBITA, which at best would have yielded a sales price to Medicore for its 71.3% Techdyne ownership of approximately $9,230,000, calculated as follows: 6 x $3,500,000 = $21,000,000 minus $8,000,000 debt = $13,000,000 x 71.3% =
$9.230,000. This was not satisfactory to Medicore for a multi-plant facility and public company as is Techdyne.

         Also considered in arriving at the $3.00 per share selling price of Techdyne common stock was the evaluation of Techdyne's net worth. The board considered our net worth to be equivalent to our book value, which included tangible and intangible assets. At September 30, 2000, Techdyne's net worth was $11,029,000, or $1.68 per share. Accordingly, the Medicore board of directors was of the opinion that Medicore was receiving a fair and reasonable price for its Techdyne shares proposed to be sold to Simclar.

         Further, in January, 2000, Techdyne retained a consultant to find acquisitions, which consultant introduced potential merger candidates, all of which were explored. The consultant obtained these candidates by sending letters to a variety of companies in the electronic and electro-mechanical contract manufacturing industry requesting their interest levels. One such candidate was a Canadian company, visited in March, 2000. They desired a company with more wire harness and cable production. There being no basis for a relationship, no further negotiations ensued. In March, 2000, a California contract manufacturer was contacted, but the company was involved in different manufacturing operations, and negotiations never developed. In May, 2000, the President of Techdyne and the Chairman of Medicore visited a California company engaged in electronic contract manufacturing, but management felt the proposed terms of the merger were not beneficial to Medicore, Techdyne, and their shareholders. This was based on that candidate's merger proposal which provided for a new company which would be controlled by them, with Medicore holding a minority position and receiving no cash. Further, that candidate had reflected losses over the past several years.

         Based upon the prior contacts with other companies, the evaluation of the stock's price of $3.00 per share against Techdyne's net worth, EBITA, the market price of Techdyne's common stock over the last two quarters of 2000 and the first quarter of 2001, and the excellent synergy of Techdyne with Simclar, the board was and is of the opinion that the sales price of $10,000,000 with a 3% earn-out based upon Techdyne's consolidated sales over the next three years, with a minimum earn-out consideration to Medicore of $2,500,000 and a maximum of $5,000,000, is fair and reasonable and in the best interests of shareholders, and is more than Techdyne has been able to achieve on a stand-alone basis as a subsidiary of Medicore. Based on these evaluations and considerations, the board did not believe it was necessary to obtain an opinion of the fairness of the consideration by an independent financial advisor, and did not believe such an independent appraisal would provide a greater price, which is a risk if not obtaining an independent appraisal, or if so, that Simclar or anyone else would pay such a price. The cost of such an independent appraisal is very expensive and weighed against any benefit, which the board felt would be minimal, if any at all, the board did not seek such an appraisal.

         The affirmative vote of a majority of the company's shares outstanding and entitled to vote is required for the approval of the Agreement for Sale and Purchase of Shares. Abstentions and broker non-votes will have the same effect as no votes. Accordingly, if a holder does not vote at the annual meeting, either in person or by proxy, it will have the same effect as a vote against the sale.


--------------------------------------------------------------------------------
The board of directors of Medicore unanimously recommends that you vote "FOR" the proposal to approve the Agreement for Sale and Purchase of Shares for the sale of Medicore's interest in Techdyne.
--------------------------------------------------------------------------------


Description of the Agreement for Sale and Purchase of Shares

         The following is a summary of significant provisions of the Agreement for Sale and Purchase of Shares. This summary does not provide a complete description of all the terms and conditions of the Agreement. The Agreement is attached as Annex A (without schedules or exhibits). You should read the Agreement for Sale and Purchase of Shares for the sale of Techdyne for a complete understanding of its terms.


         Structure of the Sale

         The Agreement provides that, upon the approval of our stockholders, and the satisfaction, or waiver if necessary, of the other conditions, Simclar International Limited will acquire from us all of our 4,674,620 shares of common stock ownership of Techdyne, which represents approximately 71.3% of the outstanding common stock of Techdyne. Techdyne will be filing a registration statement covering 310,000 shares of Techdyne common stock owned by officers and directors of our company and Techdyne, and 449,000 shares of Techdyne common stock issuable upon exercise of options (options for 60,000 shares will not vest until October 16, 2001 (50%) and the balance one year later) held by 20 persons, a majority of whom are employees of Techdyne, and the remainder are officers and directors of Techdyne and our company, some common to both Techdyne and Medicore. All of these shares of Techdyne common stock to be registered by Techdyne will be available for sale from time to time at then current market prices, or privately at negotiated prices. Simclar has advised that it has no present intention of acquiring any of these shares or any other shares of common stock of Techdyne, whether in private transactions or in the open market.


         The Sale Consideration

         The consideration for our sale of our 4,674,620 shares of common stock of Techdyne is $10,000,000 at closing, with an earn-out over the next three years equal to 3% of Techdyne's consolidated sales, with a minimum aggregate earn-out of $2,500,000 and a maximum aggregate earn-out of $5,000,000.

         Time of Sale

         The closing of the sale of Techdyne to Simclar will take place promptly after our stockholders approve the sale. The Agreement for Sale and Purchase of Shares will automatically terminate if the sale is not consummated by June 30, 2001, unless extended by the parties.


         The Companies

                  The Purchaser

         Simclar International Limited is a U.K. company headquartered in Scotland. It also has a manufacturing facility in Wisconsin, U.S.A. Simclar, a private company owned by Samuel J. Russell (90%), Chairman and Managing Director, and his wife, C.M.J. Russell (10%), was founded in 1976 to supply special cable assemblies to IBM, and has grown and expanded every year since it was founded, and is considered by its management to be one of the most vertically integrated companies in Scotland. It is a manufacturer of higher level electro-mechanical assemblies, cable assemblies, PCB assemblies, and is engaged in plastic injection molding, sheet metal fabrication, and complete finished product manufacturing.

         Simclar has a customer base with a wide variety of end products, which includes, among others, mobile phones and wireless base stations, servers for computers, computer peripherals, rapid transit, medical, security and data communications. Its sales for the year ended December 31, 2000, were approximately $101,500,000.


                  The Seller

         Medicore, Inc., headquartered in Hialeah, Florida, has four business segments: (i) a medical products division, which distributes medical supplies;
(ii) the international contract manufacturing of electronic and electro-mechanical products, primarily for the data processing, telecommunications, instrumentation and food-preparation equipment industries, accomplished through our 71% owned public subsidiary, Techdyne (Techdyne's wholly-owned subsidiaries include Lytton Incorporated, Techdyne (Europe) Limited, and Techdyne (Livingston) Limited); (iii) the operation of kidney dialysis centers through our 61% owned public subsidiary, Dialysis Corporation of America; and (iv) the investment in technology companies, initially through our 10% interest in Linux Global Partners, Inc., a private holding company which invests in developing Linux software companies, to which company we also loaned $2,200,000. See "Proposal 1. Approve the Agreement for Sale and Purchase of Shares for the Company's Sale of Techdyne - Net Proceeds from the Proposed Sale; Ongoing Company Operations" (page ___) and "Certain Relationships and Related Transactions."

         Our common stock trades on the Nasdaq SmallCap Market under the symbol "MDKI."

                  Techdyne, Inc.

         Techdyne, Inc., 2230 West 77th Street, Hialeah, Florida 33016 (305) 556-9210, is an international contract manufacturer of electronic and electro-mechanical products, primarily manufactured to customer specifications and designed for OEMs and distributors in the data processing, telecommunications, instrumentation and food preparation equipment industries. Custom-designed products primarily include complex PCBs, conventional and molded cables and wire harnesses, electro-mechanical assemblies, turnkey contract manufacturing services, and total systems assembly and integration. Approximately 91% of Techdyne's sales are domestic, a substantial amount generated by Techdyne's domestic wholly-owned subsidiary, Lytton Incorporated. Approximately 9% of Techdyne's sales are affected by Techdyne's wholly owned subsidiary, Techdyne (Europe) Limited, in the European market. Techdyne's European facility, located in Scotland, has experienced significant reductions in sales over the last two years, and Techdyne is winding down its Techdyne (Europe) manufacturing operations, which should be terminated by the end of June, 2001. Techdyne (Europe) entered into a Management Agreement on May 3, 2001 with Simclar, terminable on 30 days' notice, Simclar to provide employees as Techdyne (Europe) requests to assist Techdyne (Europe) in its operations and its transition into Simclar's operations. Simclar obtains a service charge from Techdyne for the cost of such personnel and the cost of providing any administrative services based on the actual costs incurred by Simclar. To date, there have been no payments made under this Agreement. If Proposal 1, the sale of Techdyne to Simclar, is not completed for any reason, our Techdyne (Europe) operations will be phased out, except for its sales, sales support, and minimal engineering staff, with manufacturing to be effected by Simclar.

         Techdyne's common stock trades on the Nasdaq SmallCap Market under the symbol "TCDN."


         Management of Techdyne After the Sale

         It has been agreed among the parties that all the directors of Techdyne will resign upon completion of the sale, except Barry Pardon, President of Techdyne, which position he will maintain, and Lytton Crossley. Effective upon consummation of the sale, Simclar will appoint seven new directors, who will comprise a majority of the Techdyne board of directors.

         Barry Pardon, who will continue as Techdyne's President and as a director, joined Techdyne in November, 1980, as national sales manager, and initiated the independent manufacturer representatives sales force. Mr. Pardon became Vice President of Marketing in 1981, was appointed Executive Vice President (Marketing) in 1988, and was appointed President in November, 1991. Mr. Pardon is Chairman of the Board of Lytton, and a director of Techdyne (Europe). He is also a member of the South Florida Manufacturing Center Advisory Board.

         Lytton Crossley, established Lytton Incorporated in 1979, and was its Chairman and President through July 31, 1997, at which time Lytton was acquired by Techdyne. He remained as President of Lytton until August, 1998, when he became Assistant to the President of Lytton, and currently devotes a limited amount of his time to Lytton. See "Certain Relationships and Related Transactions."

         Simclar currently has five nominees for directors, listed below with their proposed management positions, and their backgrounds. Immediately upon completion of the sale Simclar anticipates appointing two additional directors, at least one of whom will be independent in order to satisfy the Nasdaq corporate governance rules, which require the audit committee to be comprised of at least three independent directors. Simclar is also considering Lytton Crossley for its audit committee.

         Samuel John Russell, nominee for director and Chairman and Chief Executive Officer of Techdyne, has served as a managing director of Simclar International Limited since April, 1996. Since May 28, 1992, Mr. Russell has served as a director of Pioneer Security Systems Limited, a Scottish company located in Edinburgh, Scotland, which provides home security services for residential properties owned by City Councils in Scotland and England. Since June 15, 1998, Mr. Russell has served as a director of Russmarr Limited, a Scottish company located in Edinburgh, Scotland, which is engaged in the development of electronic alarms for use in residential properties.

         Christina Margaret Janet Russell, nominee for director, has served as a director of Simclar International Limited since April, 1996. She has served as a director of Pioneer Security Systems since May 28,1992 and as a director of Russmarr Limited since June 15, 1998. She is the wife of Samuel John Russell.

         Thomas Clark Foggo, nominee for director, has been a senior partner of Skene Edwards W.S., Solicitors and Notaries, Edinburgh, Scotland since January 1, 1990. Mr. Foggo will become a member of the audit committee.

         John Ian Durie, nominee for director, was a partner in Rutherford Manson Dowds, Chartered Accountants, from January 1, 1996 through June 30, 1999, when the firm merged with Deloitte & Touche, Edinburgh Scotland. He has served as a partner at Deloitte & Touche since such date.

         Kenneth Greenhalgh, nominee for director, is Managing Director of OPT Limited, a Scottish management consulting company. Mr. Greenhalgh has been a director of OPT Limited since May, 1984. Over the past five years, Mr. Greenhalgh has served as a management consultant to Simclar and other companies. Mr. Greenhalgh will become a member of the audit committee.


         Representations and Warranties

         Medicore, Techdyne and Simclar have made customary representations and warranties in the Agreement for Sale and Purchase of Shares with respect to themselves, and Medicore to information about Techdyne; Techdyne has made one representation that its execution of the Agreement was authorized by its board, and the Agreement is valid and binding upon Techdyne. The inclusion of Techdyne in the Agreement for Sale and Purchase of Shares is based on the expected benefits to Techdyne upon its strategic alliance with Simclar (see "Summary of the Proposed Sale of Techdyne - Questions and Answers About the Proposed Sale of Control of Techdyne" and "Proposal 1. Approve the Agreement for Sale and Purchase of Shares for the Company's Sale of Techdyne - Our Reasons for the Sale; Recommendation of Our Board of Directors") and certain covenants of Techdyne and conditions for Simclar to close (see below).

         Our representations and warranties are to our knowledge, except for certain unqualified representations and warranties as noted below, primarily relating to Techdyne (which term in most of the representations, covenants and indemnification includes Techdyne's subsidiaries, particularly Lytton Incorporated and Techdyne (Europe) Limited), and include, among others:

         o        corporate organization and existence (Medicore and Techdyne)
         o        authorization and enforceability (Medicore and Techdyne)*
         o capitalization and Medicore's ownership of the Techdyne shares (Medicore)*
         o        financial statements
         o        books and records
         o        title to properties and encumbrances
         o        condition and sufficiency of assets;
         o        accounts receivable and inventory
         o        no known material undisclosed liabilities
         o        taxes
         o        no material adverse change in Techdyne's business
         o        employee benefits
         o        compliance with legal requirements
         o        litigation
         o        contracts; no defaults
         o        insurance
         o        employees, labor relations
         o        environmental matters
         o        intellectual property
         o        no illegal payments
         o        representations and warranties include all material facts*
         o        relationships and transactions with related persons
         o        claims, debts and liabilities of Techdyne against Medicore*
         o sale of Techdyne shares to Simclar is exempt from registration requirements of federal and state securities laws*
         o        SEC filings made proper disclosure*

         Simclar's representations and warranties relate to, among others:

         o        organization and good standing
         o        authorization and enforceability*
         o absence of conflicts with its organizational documents,* other material agreements, and laws
         o        investment intent as to the Techdyne shares to be acquired*
         o no proceedings to delay or prevent the contemplated Medicore sale and Simclar purchase of Techdyne
         o        financial statements
         o availability of funds necessary to complete the acquisition of Techdyne*
         o no trading in Medicore or Techdyne shares since execution of Letter of Intent
         o        no material adverse change in Simclar's business

*  Unqualified representation and warranty

         Certain Covenants

         In the Agreement for Sale and Purchase of Shares there are certain covenants each party agreed to between the date of the Agreement and the earlier of its termination or closing, among others:

         Mutual covenants:

         o provide each other with continued access to information and documents
         o make all filings and obtain required approvals for the proposed sale, and cooperate with each other as to their filings and consents; Medicore to duly convene a stockholder meeting to approve the proposed sale to Simclar, and file with the SEC proxy materials in compliance with Section 14 of the Securities Exchange Act of 1934 with a recommendation of the Medicore board to its shareholders for approval of the proposed sale; Simclar to provide its Schedule 13D (disclosure document as to the purchase and its reasons, and sources of funds)
         o notify each other of any fact or circumstance that might be the basis of a breach of the Agreement for Sale and Purchase of Shares, or make any condition to consummating the proposed sale reasonably unlikely
         o use their best efforts to cause the satisfaction of conditions to close the proposed sale
         o resignations of Thomas K. Langbein, Joseph Verga, Peter Fischbein, Anthony C. D'Amore, and Edward Diamond as directors of Techdyne; and appointment of Simclar's board nominees (see "Proposal 1. Approve the Agreement for Sale and Purchase of Shares for the Company's Sale of Techdyne - Description of the Agreement for Purchase and Sale of Shares - Management of Techdyne After the Sale")
         o Medicore and Techdyne to execute mutual releases; Simclar to use best efforts to refinance Techdyne debt within 60 days of closing, absent which parties to mutually agree on repayment of Techdyne indebtedness to Medicore, which at March 31, 2001 was approximately $281,000

         Medicore and Techdyne, and Medicore to use its best efforts to cause Techdyne, to:

         o cause Techdyne to operate its business in the ordinary course, and except with Simclar's prior written consent, not to
                  -        undertake capital expenditures in excess of $50,000
                  - dispose of or grant options for assets with a value over $50,000; or change the capital structure
                  - make material changes to compensation or terms of employment for officers, directors, managers or employees, with limited exceptions as to cancellation of 50% of outstanding notes issued as part payment for option exercises, and granting of bonuses up to $50,000
                  - increase aggregate consolidated borrowings in excess of $50,000, except under existing credit facilities
                  -        declare cash or stock dividends
         o preserve Techdyne's business organization and keep available the services of officers, employees and agents, and maintain relations and good will with suppliers, customers, and others having business relationships with Techdyne

         o confer with Simclar concerning operational matters, and otherwise report to Simclar concerning the business, operations and finances of Techdyne
         o not solicit or otherwise discuss with any other person any transaction involving the sale of Techdyne

         Techdyne covenants:

         o file and maintain a registration statement covering (i) 310,000 Techdyne shares held by officers and directors of Medicore and Techdyne, and (ii) 449,000 shares of Techdyne common stock issuable upon exercise of options held by certain officers, directors and advisors of Medicore and Techdyne and by Techdyne employees
         o        increase the number of board members from seven to nine

         Covenants of Simclar:

         o not to finance the purchase of the control of Techdyne through any pre-arranged sale or encumbrance of Techdyne's assets; provided, Simclar is free to pledge the Techdyne shares, or close or dispose of Techdyne facilities or assets for valid corporate purposes
         o not to trade in Medicore or Techdyne stock prior to two business days from either the termination of the Agreement or the closing date of the sale
         o to use its best efforts to cause Techdyne to pay insurance premiums if Techdyne's current insurance is continued


         Closing; Conditions to Closing

         It is anticipated that if the Agreement for Sale and Purchase of Shares for the sale by Medicore to Simclar of Medicore's 71.3% ownership of Techdyne is approved by the stockholders at the annual meeting, the closing of the sale will take place as soon as practicable after that approval.


         Conditions to Consummation of the Sale

         o        the accuracy of each party's representations and warranties
         o performance of each parties' respective covenants and obligations
         o all necessary documents have been provided to the other party, including:
                  -        opinions of counsel;
                  -        mutual release between Medicore and Techdyne;
                  - non-compete agreement from Medicore, under which Medicore agrees not to compete with Techdyne, its products or services throughout the world for five years from the closing; Medicore has also agreed to keep confidential all secret and confidential information it may possess relating to Techdyne and its subsidiaries;
         o        approval of the sale by Medicore stockholders
         o        no material adverse change

         Termination of the Agreement:

         o        mutual consent
         o        by either Medicore or Simclar upon
                  -        material breach which is not cured
                  - if closing has not occurred by June 30, 2001 or such later date as parties may agree upon
                  - if conditions to closing by each party are not satisfied or waived
                  - failure of Medicore's stockholders to approve the sale of the shares to Simclar


         Expenses

         Each party bears its own expenses in connection with the preparation, execution and performance of the Agreement for Sale and Purchase of Shares, including all fees and expenses of agents, representatives, counsel and accountants; provided, however, upon termination of the Agreement for any reason other than a breach by Simclar, and only if we enter into a competing transaction within six months form such termination, and we breached our non-negotiation provision of the Agreement, Simclar may recover its reasonable fees, costs and expenses in connection with its due diligence, negotiation, preparation, execution, delivery and performance of the Letter of Intent and the Agreement.


         Indemnification

         Medicore and Techdyne, separately for themselves and not with respect to the other's actions, omissions, representations or disclosures, each indemnifies Simclar, and Simclar similarly indemnifies Medicore and Techdyne, for any material breach of their respective representations, warranties and covenants in the Agreement for Sale and Purchase of Shares and related documents each has delivered in connection with the Agreement, and any claim for brokerage or finder's fees in connection with the proposed sale of Techdyne. Techdyne has also indemnified Simclar against any damages arising out of any product shipped or manufactured, or any services provided outside the ordinary course of its business.

         Most of the indemnifications survive for one year from the closing of the sale of shares, and two years for taxes, employment benefits, and environmental issues. There is no liability for any party until all damages attributable to that party exceed $100,000, and a cap for the maximum liability of Medicore of the amount of the purchase price received for its sale of the Techdyne shares.

         With respect to the registration statement being filed by Techdyne covering certain additional Techdyne shares held by certain officers and directors of Medicore and Techdyne and employees of Techdyne, the selling shareholders and Techdyne will provide reciprocal indemnifications against any claims, liabilities, and charges that may arise out of any untrue statement or omission to state material facts in the registration statement which either party makes or omits to provide relating to itself.

         The certificate of incorporation and by-laws of Techdyne provide that Techdyne shall indemnify to the extent permitted by Florida law any person whom it may indemnify, including its directors, officers, employees and agents. Such indemnification (other than as ordered by a court) shall be made by Techdyne only upon a determination that indemnification is proper in the circumstances because the individual met the applicable standard of conduct. Such determination shall be made by a majority vote of a quorum consisting of disinterested directors, or by independent legal counsel, or by the Techdyne shareholders.

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of Techdyne, Techdyne has been advised that in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Techdyne of expenses incurred or paid by a director, officer or controlling person of Techdyne in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person or by any selling shareholder in connection with the Techdyne securities being registered, Techdyne will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


Net Proceeds From the Proposed Sale; Ongoing Company Operations

         Our board of directors intends to continue to grow our remaining businesses, which consist of dialysis treatments through our 61% owned public subsidiary, Dialysis Corporation of America, which currently is the primary focus for the use of the proceeds from our sale of the Techdyne shares to Simclar, our medical products division, and our investment in and incubation of high-technology companies. After deduction for expenses of the proposed transaction, including negotiation, due diligence, professional fees, filing fees, printing costs, and related expenses, estimated at approximately $70,000, the net proceeds to be received at the closing of approximately $9,930,000, in addition to satisfaction of income tax liabilities resulting from the sale, will primarily be allocated to expand our dialysis operations operated through our public subsidiary, Dialysis Corporation of America. See "Summary of Unaudited Pro Forma Financial Information" and "Certain Relationships and Related Transactions." We will also be receiving over the next three years 3% of Techdyne's consolidated sales, with a minimum of $2,500,000 and a maximum of $5,000,000, which is anticipated to be similarly used, although at that time there may be different circumstances, and management reserves the right to use such proceeds as its judgment will best dictate under the circumstances.

         We also intend to use a portion of the proceeds to repurchase up to 1,000,000 shares of our outstanding common stock at or about the range of the current market price, approximately $1.00 to $1.25.

         In January, 2000, we established a new division with the purpose of investing in and incubating new technology companies. Our first investment was in Linux Global Partners, a private holding company which has invested in Linux-related software companies. We hold an approximately 10% interest in Linux Global Partners, and loaned that company $2,200,000 over a period from January, 2000 to August, 2000, at an interest rate of 10% per annum. Linux has repaid $200,000 plus $15,500 accrued interest, which we have repaid to our subsidiary, Dialysis Corporation of America, from which we borrowed the money for our financing to Linux. In March, 2001, we extended the loan to June 30, 2001. Linux is not in default of payment of its indebtedness to us for which loan we expect to receive full payment within the near future. Linux is engaged in completing a financing to which proceeds we have priority for repayment of our loan. To the extent Linux does not repay the loan, Medicore will use a portion of the Simclar sales proceeds to repay Dialysis Corporation of America for its loans to our company. The Linux investment and loan by Medicore was deemed more appropriate for Medicore, since it is engaged in different segments of operations, and wanted to initiate this new technology incubation segment, whereas Dialysis Corporation of America is engaged solely in providing dialysis treatments. See "Certain Relationships and Related Transactions."

Interests of Certain Persons in the Sale

         Some of the officers and directors of our company and of Techdyne have interests in the proposed sale that are different from, or in addition to, yours as a stockholder of Medicore. Our board and Techdyne's were aware of these interests when considering the proposed sale. You should be aware of these interests when you consider our board's recommendation that you vote for our sale of Techdyne to Simclar.

         First, Thomas K. Langbein, our Chairman, CEO and President, and Chairman and CEO of Techdyne, will continue at those positions with Medicore, but will resign from those positions with Techdyne, assuming closing of this sale transaction. Mr. Langbein is the beneficial owner of approximately 21% of Medicore, and approximately 2.7% of Techdyne. Mr. Langbein is included in the registration statement Techdyne is filing with the SEC on behalf of selling shareholders for the opportunity to publicly sell their shares. The table below lists the officers, directors and key employees as a group, and the number of shares to be included in Techdyne's registration statement, including shares issuable upon exercise of their Techdyne options.

                        Techdyne's Registration Statement

                         Common Stock Being Registered
                         -----------------------------
                                              Underlying
Selling Shareholder(1)            Direct        Options         Total       %(2)
----------------------            -------       -------        -------      ----
Thomas K. Langbein                 80,000       100,000        180,000       2.7
Barry Pardon                       80,000       100,000        180,000       2.7
Joseph Verga                       50,000        65,000(3)     115,000       1.7
Peter D. Fischbein                 40,000        15,000         55,000        *
Lawrence E. Jaffe                  30,000        20,000         50,000        *
Daniel R. Ouzts                    10,000        15,000         25,000        *
Anthony C. D'Amore                 10,000        15,000         25,000        *
Seymour Friend                     10,000         5,000         15,000        *
Lytton Crossley                        --         5,000          5,000        *
Edward Diamond                         --         5,000          5,000        *
Key employees (10 persons)             --       104,000(4)     104,000       1.5
                                  -------       -------        -------      ----
                                  310,000       449,000        759,000      10.8
---------------
* Less than 1%

(1) For details of their affiliations with Medicore and/or Techdyne and additional ownership of Techdyne stock which is not included in Techdyne's registration statement, see "Information About Directors and Executive Officers," "Security Ownership of Certain Beneficial Owners and Management" and "Certain Relationships and Related Transactions."

(2)      Based on 6,556,990 shares outstanding at April 6, 2001.

(3) Includes options for 10,000 shares which vest 50% on October 16, 2001 and 2002.

(4) Includes options for 50,000 shares which vest 50% on October 16, 2001 and 2002.

         Medicore leases to Techdyne all of Techdyne's approximately 18,000 square feet of executive offices, manufacturing and warehouse space in Hialeah, Florida, for Techdyne's Florida operations. The lease, which will continue as an obligation of Techdyne whether or not the proposed sale of control to Simclar is completed, is a net, net lease for 10 years through August 31, 2010, at $150,000 per annum, plus real estate taxes, assessments, all service and utility charges, maintenance, repairs and insurance.

         Medicore has made advances for and to Techdyne since it acquired Techdyne in 1982, which are payable on demand at an annual interest rate of 5.7%. At March 31, 2001, the Techdyne indebtedness to Medicore aggregated approximately $281,000. The Agreement for Sale and Purchase of Shares provides that Simclar will use its best efforts to refinance Techdyne's long term debt within 60 days of closing and repay Medicore. In the absence of such refinancing, the parties will mutually agree as to the timing of the repayment of Techdyne's indebtedness to Medicore. Medicore and Techdyne will execute mutual releases with respect to any further liability of each company to the other regarding this outstanding indebtedness of Techdyne to Medicore.

         Certain of the executive and accounting personnel and administrative facilities of Medicore and Techdyne are common. The costs of executive and accounting salaries, and other shared corporate overhead for Medicore, Techdyne, and their subsidiaries are charged through a Service Agreement between Medicore and Techdyne. Techdyne pays Medicore under that agreement $360,000 per year. This Service Agreement expires September 30, 2001, and is terminable by either party on 30 days written notice. If the proposed sale of Techdyne shares to Simclar is completed, the only executive officer of Medicore involved in this area would be Daniel R. Ouzts, plus certain administrative and accounting personnel. There is no assurance Simclar will continue under this Service Agreement.

         Messrs. Thomas K. Langbein, Barry Pardon, Joseph Verga, Daniel Ouzts, Peter D. Fischbein and Seymour Friend, officers and directors of Medicore and/or Techdyne, had exercised Techdyne options, some in 1998, 1999 and 2000, for an aggregate of 310,000 shares of common stock which were paid for with cash for the par value, $3,100, and the balance in promissory notes for $415,650, of which $113,850 are due June 30, 2001, and $49,500 due May 10, 2002 at 5.16%
annual interest, and $252,300 due February 25, 2003 at 6.19% annual interest. 50% of each of the notes are anticipated to be forgiven upon completion of sale of control of Techdyne. The chart below reflects each affiliate and the principal amount of their notes:

                 Affiliate                             Notes Due
                 ---------                             ---------
                 Thomas K. Langbein                    $ 109,200
                 Barry Pardon                          $ 109,200
                 Joseph Verga                          $  68,250
                 Peter D. Fischbein                    $  54,600
                 Lawrence E. Jaffe                     $  37,200
                 Anthony C. D'Amore                    $  17,400
                 Seymour Friend                        $   9,900
                 Daniel R. Ouzts                       $   9,900
                                                       ---------
                                                       $ 415,650


Accounting Treatment

         The sale of our public subsidiary, Techdyne, Inc., will be accounted for as a sale of the stock of Techdyne in accordance with generally accepted accounting principles. Medicore will record a gain for book purposes based upon the net proceeds to be received under the Agreement for Sale and Purchase of Shares, and the book value of the Techdyne capital stock sold.

Federal Income Tax Consequences of the Proposed Sale

         The following is a summary of certain of the federal income tax consequences to Medicore as a result of our sale of control of Techdyne to Simclar under the Agreement for Sale and Purchase of Shares, which summary is believed by Medicore to contain a description of all material tax aspects of the sale of Techdyne under the Agreement. Our sale of Techdyne will be treated as a taxable transaction to us. Our gain resulting from the sale will be offset to some degree by our operating losses. We estimate a taxable gain from the sale of our 71.3% ownership of Techdyne of approximately $7,700,000, based upon the minimum earn-out on 3% of Techdyne's consolidated sales over the next three years of $2,500,000, with estimated income taxes payable related to the sale of approximately $2,900,000. There will be no direct federal income tax consequences to the holders of Medicore common stock resulting from the sale.


Stockholder Approval

         As of the record date, April 6, 2001, the directors and officers of Medicore and its affiliates, Techdyne, and Dialysis Corporation of America owned approximately 29% of Medicore's outstanding shares of common stock, and they have indicated that they intend to vote all their shares in favor of the sale of Techdyne to Simclar as described in this proxy statement. The presence in person or by proxy of a majority of the shares of common stock outstanding and entitled to vote as of the record date is required for a quorum. If a quorum is present at the annual meeting, the affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval. As a result, abstention votes and broker no-votes will have the effect of a vote against the sale of Techdyne. See "Introduction - Vote Required; Proxies." Proxies voting against the proposed sale of Techdyne will not be used to vote for an adjournment in order to allow for continued solicitation of votes.


Rights of Dissenting Stockholders

         Our board of directors believes that the sale of Techdyne is in the best interest of and represents fair value to the Medicore stockholders. Our stockholders who are entitled to vote on the Agreement for Sale and Purchase of Shares but who object to its terms are entitled to certain rights as dissenters under the Florida Business Corporation Act, provided they comply with the conditions of Sections 607.1302 and 607.1320 of the Florida Business Corporation Act. Stockholders who vote for the sale of the Techdyne shares will be waiving their rights to dissent from the share sale.

         SECTIONS 607.1301 (definitions applicable to dissenters' rights),
607.1302 (right of shareholders to dissent) AND 607.1320 (procedure for exercise of dissenters' rights) ARE REPRINTED IN THEIR ENTIRETY AS ANNEX B TO THIS PROXY STATEMENT. THE FOLLOWING DISCUSSION IS NOT A COMPLETE STATEMENT OF THE LAW RELATING TO DISSENTERS' RIGHTS, AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO ANNEX B. THIS DISCUSSION AND ANNEX B SHOULD BE REVIEWED CAREFULLY BY ANY HOLDER OF MEDICORE'S COMMON STOCK WHO WISHES TO EXERCISE STATUTORY DISSENTERS' RIGHTS, OR WHO WISHES TO PRESERVE THE RIGHT TO DO SO. FAILURE TO COMPLY WITH THE PROCEDURES SET FORTH IN SECTION 607.1320 OF THE FLORIDA BUSINESS CORPORATION ACT WILL RESULT IN THE LOSS OF DISSENTERS' RIGHTS.

         The following discussion is a brief summary of the procedures a stockholder must follow to protect dissenters' rights under the Florida Statute.

         Section 607.1302 of the Florida Business Corporation Act provides shareholders of a corporation with the right to dissent and obtain the fair value of his shares in the event, among others, that the corporation consummates the sale of substantially all of the property of the corporation, other than in the usual and regular course of business, if the stockholder is entitled to vote on the sale pursuant to Section 607.1202 of the Florida Business Corporation Act, which is the case in Medicore's proposed sale of its entire ownership interest of Techdyne, Inc. to Simclar. Fair value, as defined in Section
607.1301 of the Florida Business Corporation Act, with respect to dissenters' shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, meaning the day prior to the annual meeting, assuming Medicore stockholders approve the sale of the Techdyne shares, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

         A holder of Medicore's common stock who properly follows the procedure for exercising dissenters' rights pursuant to Section 607.1320 of the Florida Statute, as summarized below, will be entitled to receive in cash the fair value of the Medicore shares owned by such dissenting stockholder. The fair value of the dissenting stockholder's shares could be more than, equal to, or less than the market value of Medicore's common stock on the day immediately prior to the date on which the stockholders' vote authorizing the sale of the Techdyne shares. In the event the dissenting stockholder and Medicore cannot agree on the fair value of the dissenter's common stock, fair value may ultimately be determined by a court in an appraisal proceeding.

         In order to properly exercise dissenters' rights with respect to the sale of the shares and to be entitled to payment under Section 607.1320 of the Florida Statute, a holder of Medicore's common stock must, among other things,
(i) prior to the annual meeting, deliver written notice of his intent to demand payment for his shares of Medicore common stock if the proposed sale is effectuated, and (ii) not vote his shares in favor of the proposed sale. A proxy or a vote against the proposed action does not constitute a notice of intent to demand payment.

         Any Medicore stockholder who wishes to dissent and who executes and returns a proxy on the accompanying proxy form must file a written notice of intent to demand payment for his shares, and specify that the stockholder's shares are to be voted against the proposed sale, or that the proxy holder should abstain from voting the stockholder's shares in favor of the sale.

         Within ten (10) days after the stockholders' authorization of the sale, Medicore will send a written notice of such authorization of the sale of our Techdyne shares to each of our stockholders who qualified as a dissenting stockholder, pursuant to provisions of Section 607.1320 of the Florida Statute. Those stockholders who elect to dissent will have to file within 20 days of Medicore's notice of authorization of the sale, a notice of election to dissent, stating his name and address, the number, classes and series of shares as to which such stockholder dissents, and a demand for payment of fair value of his shares. Failure to timely file the notice of election to dissent will result in a loss of dissenter's rights, and result in the stockholder being bound by the terms of the sale of the Techdyne shares to Simclar. Any stockholder electing to dissent shall deposit his certificates of Medicore common stock with Medicore upon filing of the election to dissent. Upon filing such notice, the dissenting stockholder may not exercise any rights as a stockholder. A notice of election may be withdrawn in writing by the stockholder at any time prior to a Medicore offer to pay what it determines to be the fair value for the shares. The withdrawal will result in a loss of dissenters' rights.

         Within 10 days after the expiration of the period to file the notice of election, or within 10 days after the sale of the shares is effected, whichever is later, Medicore will make a written offer to each dissenting stockholder who has made demand for payment of the fair value of his shares, to pay an amount Medicore estimates to be the fair value of the shares. The offer will be accompanied by (i) a balance sheet of Medicore as of the latest available date, not more than 12 months prior to the making of such offer, and (ii) a profit and loss statement for the 12-month period ended on the date of such balance sheet. If the stockholder accepts the offer within 30 days after it was made, payment for his shares will be made at the later of 90 days of the offer or consummation of the sale. If Medicore fails to make such offer, or the dissenting stockholder fails to accept it within 30 days, Medicore may institute an action, or if Medicore fails to institute such action, any dissenting stockholder may do so in the name of Medicore, requesting that the fair value of dissenters' shares be determined. All dissenting stockholders, other than those who accept Medicore's payment offer, shall be made parties to the proceeding. The court may appoint one or more appraisers to receive evidence and recommend a decision on the fair value of the shares. Medicore shall pay each dissenting stockholder the amount determined to be due the stockholder within 10 days of the determination of the court, which at the court's discretion may include a fair rate of interest.


               PROPOSAL 2. AMENDMENT TO ARTICLE VII OF MEDICORE'S
                       RESTATED ARTICLES OF INCORPORATION
                           (item 2 on the proxy card)

         We are asking for your approval to amend our Restated Articles of Incorporation, in particular Article VII, to provide three additional positions for directors, one in each of class 1, 2 and 3 categories of directors. See "Proposal No. 3. Election of Directors."

         Article VII of our Restated Articles of Incorporation provides that the number of directors shall be a minimum of four (4) and a maximum of six (6) board members, divided as evenly as possible into three classes elected for a term of three years. Our board of directors currently consist of six (6) members. On March 1, 2001, the board of directors approved an amendment to the Restated Articles of Incorporation that would increase a maximum number of directors from six (6) to nine (9) members of the board.

         The purpose of the proposed amendment is to increase the number of directors in order to include more independent members on our board of directors, which will provide more oversight to management and allow our audit committee to satisfy the requirements of Nasdaq's corporate governance rules, which are part of Nasdaq's listing requirements, and which require the audit committee to be comprised of at least three independent directors, one of whom has the required professional background under the Nasdaq Marketplace Rules. This will strengthen our audit committee, which provides accountability among Medicore's audit committee, outside directors, and management. The board of directors believes that this proposed amendment to the Restated Articles of Incorporation will also enable the board to take timely advantage of the availability of well-qualified candidates from outside the company whose skills and experience will benefit Medicore.

         We presently have obtained the consent of Charles B. Waddell to fill the new class 3 directorship as an independent board member, to become the third independent member of the audit committee, who has the past employment experience in finance and accounting as required by the Nasdaq audit committee requirements. See "Proposal No. 3. Election of Directors." The current directors who are not independent under the Nasdaq rules relating to independence and audit committee requirements include Thomas K. Langbein, Seymour Friend and Lawrence E. Jaffe. Mr. Langbein's non-independence under the Nasdaq rules is based on his position as an officer, as well as director, who is employed by Medicore and receiving in excess of $60,000. Mr. Friend is non-independent because he is an officer of Medicore, and Mr. Jaffe is deemed non-independent because he is a director who receives compensation from Medicore and its affiliated companies in excess of $60,000. Although Anthony C. D'Amore may be deemed an independent director, he does not have the requisite employment experience in accounting or finance to satisfy the Nasdaq audit committee requirements. See "Certain Relationships and Related Transactions." Absent shareholders' approval of the proposed amendment to our Restated Articles of Incorporation to increase board members, one of our current non-independent board members, Lawrence E. Jaffe, will have to resign in order to enable our board to include Mr. Waddell as the third additional independent director. Should Proposal 2 be adopted, the other newly created vacancies in class 1 and 2 directorships are presently not contemplated to be filled, and with the addition of Mr. Waddell, are not required to satisfy the Nasdaq governance rule. If the board fills any of these vacancies with other persons who may or may not be independent, shareholders will not be entitled to vote on such individuals until their term expires and they are nominated for re-election at an annual meeting of shareholders.

         If the stockholders approve the amendment, it will become effective upon filing with the Florida Secretary of State. The text of the amendment is set forth as Annex C to this proxy statement.

         The affirmative vote of a majority of the company's shares outstanding and entitled to vote is required to approve the Amendment to Article VII of company's Restated Articles of Incorporation. Abstentions and broker non-votes will have the same effect as negative votes. Accordingly, if a holder does not vote at the annual meeting, either in person or by proxy, or abstains, it will have the same effect as a vote against the Amendment.

--------------------------------------------------------------------------------
The board of directors of Medicore unanimously recommends that you vote "FOR" the amendment to Article VII of our Restated Articles of Incorporation.
--------------------------------------------------------------------------------


                        PROPOSAL 3. ELECTION OF DIRECTORS
                           (Item 3 on the proxy card)

         Medicore has a staggered board of directors consisting of classes 1, 2 and 3 directors, each class consisting of two members. Each class serves for a three-year term at the end of which that class comes before the shareholders for re-election. This year we are proposing to increase each class by one more member, and accordingly you will be voting for three class 3 directors. See "Proposal 2. Amendment to Article VII of Medicore's Restated Articles of Incorporation."

         Nominees for election this year are:

         o        Thomas K. Langbein (director since 1980)

         o        Seymour Friend (director since 1975)

         o        Charles B. Waddell (nominee)

         If Proposal 2 is not adopted, the nominees will be Messrs. Langbein and Friend.

         Messrs. Langbein, Friend and Waddell have consented to election for a three-year term. For more information about all directors and executive officers, see "Information About Directors and Executive Officers" below.

         If either of Messrs. Langbein, Friend or Waddell is unable to serve, which is not presently anticipated, the proxies will be voted for a substituted nominee as may be designated by the board.

         A majority of the directors, although less than a quorum or by a sole remaining director, has the right to appoint candidates to fill any vacancies on the board. Any such appointee shall serve for the remainder of the term.

         Nominations for directors are considered by the entire board. There is no nominating committee.

         The affirmative vote of a plurality of the company's shares actually cast is required to elect each director. Accordingly, if a holder does not vote for a particular nominee, or withholds authority to vote for a particular nominee, the vote will not count either "for" or "against" the nominee.

--------------------------------------------------------------------------------
The board of directors of Medicore unanimously recommends you vote "FOR" the election of Thomas K. Langbein, Seymour Friend and Charles B. Waddell, nominees for class 3 directors.
--------------------------------------------------------------------------------



               INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS


The Board of Directors

         The board of directors oversees the business and affairs of Medicore, and monitors the performance of management. In accordance with corporate governance principles, the board does not involve itself in day-to-day operations. The board is kept knowledgeable and informed through discussions with the Chairman, other directors, executives and advisors (the audit committee, counsel, outside auditors, investment bankers and other consultants), by reading reports, contracts and other materials sent to them and by participating in board and committee meetings.

         The board met 14 times during 2000, including unanimous written consents. All directors participated at all the meetings, except one absentee at one meeting, either present in person or by telephone conference call.


Directors Standing For Election

         The class 3 directors' term ends in June, 2001. Each of the class 1, 2 and 3 directors consists of two members serving three year terms. We have proposed to increase each class of directors by one member, which requires your approval to amend our Restated Articles of Incorporation. See "Proposal 2. Amendment to Article VII of Medicore's Restated Articles of Incorporation." This year the class 3 directors standing for election include three persons.

         Thomas K. Langbein - class 3 director. Mr. Langbein is 55 years of age and has been Chairman of the Board, Chief Executive Officer and President of Medicore since 1980. He is Chairman of the Board and Chief Executive Officer of Techdyne (since 1982, when acquired by Medicore), Dialysis Corporation of America (since 1980), another public subsidiary (61% owned) of Medicore. He is also an officer and director of most of Medicore's, Techdyne's and Dialysis' subsidiaries. Upon the sale of Techdyne to Simclar (see "Proposal 1. Approve the Agreement for Sale and Purchase of Shares for the Company's Sale of Techdyne"), Mr. Langbein will resign as a director and CEO of Techdyne. He is President, sole shareholder and director of Todd & Company, Inc., a securities brokerage firm registered with the SEC and a member of the NASD. Mr. Langbein is a director of Linux Global Partners, a private holding company investing in incubating Linux software companies, in which Medicore invested and to which company it loaned money. See "Certain Relationships and Related Transactions." Mr. Langbein devotes all of his time and efforts to the affairs of Medicore, Techdyne and Dialysis Corporation of America, and incidental time devoted to Linux Global Partners. Depending upon the demands of each company, Mr. Langbein is available 24 hours a day, seven days a week, spending much of that time in conference calls and meetings, and traveling bi-monthly to Florida bi-monthly, where Medicore and Techdyne are headquartered. See "Executive Compensation."

         Seymour Friend - class 3 director. Mr. Friend is 80 years of age and has been a director of Medicore since 1975 and a Vice President since 1981. Mr. Friend is a real estate investor and devotes a portion of his time to the affairs of the company. He is at the company's offices two days a week.

         Charles B. Waddell* - 71 years of age, was previously employed as Secretary and director of our subsidiary, Techdyne (Scotland) from 1988 to 1997, responsible for preparing budgets and government financial and management reports. Mr. Waddell is qualified in the United Kingdom as a certified and corporate accountant, and as a member of the British Institute of Management. Mr. Waddell is to be appointed as a member of the audit committee upon his election as a class 3 director at the annual meeting of shareholders. See "Proposal 2. Amendment to Article VII of Medicore's Restated Articles of Incorporation."


Current Directors

         Peter D. Fischbein* - class 1 director; term runs through June, 2002. Mr. Fischbein is 61 years of age and has been a director of Medicore since 1984. He is a director of Medicore's 71% owned public subsidiary, Techdyne, Inc., since 1985, and a director of Viragen, Inc., a former public subsidiary, now unaffiliated company, since 1981. Upon the sale of Techdyne to Simclar (see "Proposal 1. Approve the Agreement for Sale and Purchase of Shares for the Company's Sale of Techdyne"), he will resign as a director of Techdyne. Mr. Fischbein is an attorney and a general partner of several limited partnerships engaged in real estate development.

         Lawrence E. Jaffe - class 1 director; term runs through June, 2002. Mr. Jaffe is 61 years of age and is a member of the law firm of Jaffe Freedman & Hait, LLC, and represents Medicore, Techdyne and Dialysis Corporation of America, is Secretary to each of those companies, and was appointed as a director of Medicore last July, 2000, to fill a vacancy in the class 1 directorships. He receives a substantial portion of his professional fees from these companies. See "Certain Relationships and Related Transactions."

         Anthony C. D'Amore - class 2 director; term runs through June, 2003. Mr. D'Amore is 70 years of age and has been a director of Medicore since 1979. He is a director of Techdyne, which position he has held since 1984. Upon the sale of Techdyne to Simclar (see "Proposal 1. Approve the Agreement for Sale and Purchase of Shares for the Company's Sale of Techdyne"), he will resign as a director of Techdyne. Mr. D'Amore is an insurance consultant, and receives nominal commissions with respect to insurance placed with Medicore, Techdyne and Dialysis Corporation of America. See "Certain Relationships and Related Transactions."

         Robert P. Magrann* - class 2 director; term runs through June, 2003. Mr. Magrann is 57 years of age and has been a director of Medicore since 1997. He has been a senior executive and general manager of major national and international food distributors. In 1996, Mr. Magrann became affiliated with Tetley USA, Inc., a beverage producer and distributor, with whom he held the position of Senior Vice President, Sales for its North American Food Group until July, 1999. He then became Vice President of Worldwide Sales for Kenosia Corporation, which creates software applications for manufacturers and retailers. In July, 2000, he became President and CEO of a premiere start-up website consumer value company, Couponbasket.com, which closed in November, 2000, and effected an arrangement for the benefit of creditors. In April, 2001, Mr. Magrann became Senior Vice President of Sales at DelMonte Foods, Inc.

*  Member of the Audit Committee



Executive Officers

         Name                          Age           Position                           Held Since
         ----                          ---           --------                           ----------
         Thomas K. Langbein             55           Chief Executive                        1980
                                                     Officer and President
                                                     (Chairman of the Board)

         Seymour Friend                 80           Vice President                         1981
                                                     and Director                           1975

         Daniel R. Ouzts                54           Vice President (Finance)               1986
                                                     and Controller                         1983


Other Significant Employees

         Barry Pardon                   49           President and                          1991
                                                     Director of Techdyne                   1990
         Stephen W. Everett             44           President and Director of              2000
                                                     Dialysis Corporation of
                                                     America

         Joseph Verga                   49           Senior Vice President,                 1988
                                                     Treasurer and                          1985
                                                     Director of Techdyne, Inc.             1984

         Stephen W. Everett has been involved in the healthcare industry for over 21 years. From 1993 to 1997, Mr. Everett was responsible for oversight, deal structuring, physician recruitment and practice management for the renal care division of Vivra, Inc., the second largest provider of dialysis services in the United States. Mr. Everett held positions of similar responsibility in 1998 in his affiliation with Physicians Practice Management, engaged in consulting and management in the renal healthcare field. He joined Dialysis Corporation of America in November, 1998 as Vice President, became Executive Vice President in June, 1999, and President on March 1, 2000.

         Joseph Verga joined Techdyne in 1979 as purchasing agent. In 1980 he became production control manager and Vice President, in 1981 the operations manager, and in 1984 was elected a director and appointed Secretary, which position he relinquished to counsel in 1997. In 1985 he was appointed Treasurer and in 1988 was made Senior Vice President of Operations.

         Daniel R. Ouzts, a certified public accountant, joined our company in 1980 as Controller of its plasma division. In 1983 he became Controller of our company and Dialysis Corporation of America, and in 1986 became Vice-President of Finance of our company and Techdyne. Mr. Ouzts has served as Controller for Techdyne since 1986. In June, 1996, Mr. Ouzts was appointed Vice President of Finance and Treasurer of Dialysis Corporation of America. See "Certain Relationships and Related Transactions."

         For the background of Barry Pardon, see "Proposal 1. Approve the Agreement for Sale and Purchase of Shares for the Company's Sale of Techdyne - Description of the Agreement for Sale and Purchase of Shares - Management of Techdyne After the Sale."

         There are no family relationships among any of our officers or directors.


Board Committees

         The only committee Medicore has is an audit committee consisting of Peter D. Fischbein and Robert P. Magrann, each independent as defined in rules of the Nasdaq Stock Market, Inc. Upon his election as a class 3 director, Charles B. Waddell will be the third qualified independent member as required by the Nasdaq Stock Market rules for implementation, by June 14, 2001. The audit committee met four times in 2000, sometimes alone, with management, and with our independent auditors. The audit committee is responsible for recommending to the board of directors the firm of independent accountants to serve the company, reviewing fees, services and results of the audit by such independent accountants, reviewing our accounting books and records, and reviewing the scope, results and adequacy of the internal audit control procedures. The audit committee reviewed our annual and quarterly results, the Audit Committee Report (see below), and company disclosure filings before filing.


Compensation of Directors

         No standard arrangements for compensating directors for services as directors or for participating on any committee exists. We reimburse directors for travel and related out-of-pocket expenses incurred in attending shareholder, board and committee meetings, which expenses are minimal. In lieu of any cash compensation or per meeting fees to directors for acting as such, we have provided directors, among others, with options to purchase common stock of the company at fair market value as of the date of grant. See "Executive Compensation - Options, Warrants or Rights," and "Security Ownership of Certain Beneficial Owners and Management."


Report of the Audit Committee

         Under the guidance of its written Audit Committee Charter, which was adopted in June, 2000, the audit committee is charged with overseeing the accounting, reporting practices, and the quality and integrity of financial reports of our company. A copy of the Audit Committee Charter is included as Annex D to this proxy statement.

         Management has the primary responsibility for the system of internal controls and the financial reporting process. Our independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The audit committee has the responsibility to monitor and oversee these processes.

         In fulfilling its responsibilities, the audit committee recommended to the board the selection of the company's independent accountants, Wiss & Company, LLP. That firm has discussed with the audit committee and provided written disclosures in a letter to and received by the audit committee relating to that firm's independence as required by the Independence Standards Board for auditors of public companies. The discussion and disclosure informed the audit committee of Wiss & Company's independence, and assisted the audit committee in evaluating such independence. The committee also considered whether Wiss & Company's provision of non-audit services to the company was compatible with the auditor's independence. Wiss & Company did not provide non-audit services which would impact its independence with respect to the company. The audit committee also discussed with the independent auditors other matters required to be communicated under generally accepted auditing standards.

         The audit committee reviewed with our Vice President of Finance and with our independent auditors the overall scope and specific plans for their audit. They also discussed with the independent accountants the result of their examinations, their evaluation of the company's internal controls, and the overall quality of Medicore's accounting and financial reporting. The audit committee also reviewed all fees paid or payable to the independent auditors, which fees are discussed at the end of this report.

         The committee reviewed and discussed with management and the independent accountants the company's audited financial statements.

         Following these actions, the audit committee recommended to the board that the audited financial statements be included in the company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the SEC.

                                              The Audit Committee

                                              Peter D. Fischbein
                                              Robert P. Magrann

                                                                  March 22, 2001

Independent Public Accountants

         1. Audit Fees. The aggregate fees billed for professional services rendered for the audit of the registrant's annual financial statements and those of its subsidiaries, Techdyne and Dialysis Corporation of America for the most recent fiscal year and the reviews of the financial statements included in the registrant's Forms 10-Q (17 CFR 249.308a) for that fiscal year totaled $125,000.

         2.       Financial Information Systems Design and Implementation Fees.
$0.

         3. All Other Fees. Fees billed for services rendered for the most recent fiscal year for tax return preparation services totaled $35,000.


                             EXECUTIVE COMPENSATION

       The Summary Compensation Table below sets forth compensation paid by the company and its subsidiaries for the last three fiscal years ended December 31, 2000 for services in all capacities for its Chief Executive Officer and each of their principal executive officers whose total annual salary, bonus or other compensation exceeded $100,000.

                           Summary Compensation Table

                                Annual Compensation                Long Term Compensation Awards
                         ---------------------------------      ------------------------------------
(a)                      (b)          (c)          (e)                        (g)                       (i)
                                                  Other
                                                  Annual                  Securities                  All Other
Name and                                          Compen-                 Underlying                Compensation
Principal Position       Year       Salary($)    sation($)              Options/SARs(#)                  ($)
------------------       ----       ---------    ---------      --------------------------------      ---------
                                                                Medicore     Techdyne       DCA
                                                                --------     --------       ---
CEO
Thomas K. Langbein       2000       278,000(1)    28,500(2)     550,000           --          --
                         1999       268,000(1)    32,400(2)          --           --     260,000          --
                         1998       258,000(1)    32,300(2)          --           --          --      25,000(1)

Barry Pardon(3)          2000       146,000(4)     6,311(5)     105,000
                         1999       149,600(4)     6,700(5)          --           --          --          --
                         1998       150,800(4)     7,300(5)          --           --          --          --

Joseph Verga(6)          2000       113,000(4)     1,907(5)      35,000        5,000
                         1999       100,700(4)     1,600(5)          --           --          --          --
                         1998        80,700(4)     1,600(5)          --           --          --          --

Stephen W. Everett(7)    2000       114,000(8)       470         25,000                       --          --
                         1999            --           --             --           --      35,000          --
                         1998(9)         --           --             --           --          --          --

----------

(1) Bonus paid ($25,000) by Dialysis Corporation of America in 1998 not included in "Salary."

(2) Includes automobile allowance and related expenses, life and disability insurance premiums.

(3) President and director of Techdyne, and an officer and/or director of its subsidiaries.

(4)      All compensation paid by Techdyne.

(5) Automobile lease and related expenses and term life insurance premiums ($300 for each year).

(6)      Senior Vice President, Treasurer and director of Techdyne.

(7)      President and director of Dialysis Corporation of America.

(8)      All compensation paid by Dialysis Corporation of America.

(9)      Joined Dialysis Corporation of America in November, 1998.


Employment Contracts and Termination of Employment and Change-In-Control Arrangements

         Mr. Langbein has an employment agreement with the company through August 31, 2003 at an annual salary, presently of $278,000 with yearly increases in increments of no less than $10,000. The agreement provides for Mr. Langbein to serve as the Chairman, Chief Executive Officer and President.

         Main provisions of the employment agreement

         o        monthly automobile allowance
         o benefit plans and other fringe benefits available to the company employees and executives
         o        reimbursement for business expenses
         o        payment of universal and term life insurance owned by Mr.
                  Langbein
         o indemnification for acting as an officer and/or director of the company and subsidiaries
         o non-competition for two years from termination within 20 miles of the company's primary operations; company has option to request non-competition within the United States at $4,000 per month for each 12 month period, with escalation thereafter
         o full compensation first 90 days of disability with company option to continue employment with full compensation less disability payments or terminate

         The Medicore employment agreement also contains different termination provisions as follows:

         o upon death, wrongful termination (defined below), disability termination or change in control (defined below), lump sum payment equal to Mr. Langbein's salary, including expenses and benefits, for three years from termination; the proposed sale of Techdyne to Simclar (see "Proposal 1") triggers the change in control provisions and lump sum payment, which Mr. Langbein has waived only as to this transaction

         o Mr. Langbein has option to take 400,000 shares of company common stock instead of the lump sum payment; two year right to demand registration of the shares, and three years may include the shares in any registration statement filed by the company; registration at the cost of the company
         o        full vesting of any warrants, options or similar rights; Mr.
                  Langbein has choice to keep those options, otherwise the company has to repurchase them at a certain repurchase formula
         o        for cause by Medicore - no benefits or salary
         o for good reason (defined below) by Mr. Langbein - the company continues to pay salary, benefits and expenses, and all options and other securities shall be fully vested and exercisable; or provide Mr. Langbein with the lump sum payment, at Mr. Langbein's option, the company to acquire the shares
         o at expiration, if the company does not renew or enter into new employment agreement, severance allowance which is the lump sum payment or Mr. Langbein's option to take the company shares.


                  Definitions

         o "cause" - willful failure to perform duties under the employment agreement, and illegal or gross misconduct which damages the business or reputation of Medicore
         o "good reason" - assigning Mr. Langbein duties inconsistent with his position or any action that results in reducing Mr. Langbein's authority, duty or responsibilities; reduction of salary, expenses or benefits; or other substantial breach of the agreement
         o "change in control" includes (a) the announcement for and/or acquisition by any person not affiliated with Mr. Langbein of 25% or more of the outstanding common stock, or (b) a sale of substantially all of the assets, or a merger or acquisition of the company (exclusive of the proposed sale of control of Techdyne to Simclar, see Proposal 1), or (c) certain changes in the board other than through shareholder elections of members nominated by the existing board.

         Barry Pardon had a five year employment agreement with Techdyne through December 31, 2000, which provided him with a base annual salary of $120,000, plus an override commission of 1/2% of net sales of Techdyne in excess of $20,000,000 the first year of the agreement, increasing $1,000,000 each subsequent year of the term. For acquired companies such as Lytton, the sales for the preceding fiscal year were added to the base plus $1,000,000 yearly increase before the override applied. Mr. Pardon executed a new employment agreement on September 27, 2000, effective for a period of five years commencing January 1, 2001. Mr. Pardon's employment agreement provides for the following:

         o        base annual salary of $130,000
         o over-ride commission of .5% of net sales in excess of $45,000,000 (increased by net sales of acquired companies) increasing $1,000,000 each of the next two years
         o        automobile, travel and entertainment expenses
         o termination may occur by (i) expiration of the term; (ii) death of Mr. Pardon; (iii) Mr. Pardon's disability; (iv) conviction of a crime, failure to carry out policies of Techdyne, dishonest practice, conduct prejudicing Techdyne or breach of the employment agreement; severance, which is one year's salary, only paid upon death or termination without cause

         o non-competition for one year from termination; restrictions on Mr. Pardon calling upon customers or suppliers of Techdyne, diverting customers, services, or products of Techdyne, or disclosing any trade secrets

         Stephen W. Everett, President and director of Dialysis Corporation of America, has a five-year employment contract effective January 1, 2001, providing him with a first year salary of $120,000, increasing a minimum of $10,000 per annum the second and third years, and for each of the two remaining years, the prior year's adjusted compensation increased by an amount equal to the lesser of 3% of pre-tax profits or $10,000. Mr. Everett's employment agreement also provides:

         o employee and fringe benefits to the extent available to other similarly situated executive employees
         o reimbursement for reasonable out-of-pocket expenses incurred in connection with his duties
         o vacations normally taken by senior management; compensated for annual vacation
         o        termination
                  -        death; three months' severance pay
                  - for cause; salary and expenses to date of termination ("cause" includes conviction for fraud or criminal conduct, habitual drunkenness or drug addition, embezzlement, regulatory agency sanctions against Mr. Everett or the company due to his wrongful acts, material breach of the agreement, dishonesty, or resignation, except if due to breach by the company)
                  - by the company after 13 weeks of disability; three months' severance pay
                  - by Mr. Everett upon breach by the company; severance pay equal to the greater of six months of his then compensation or his remaining compensation under the agreement
         o        confidentiality restrictions two years from termination
         o non-competition for one year from termination within the United States; provided, non-competition eliminated if the company terminates Mr. Everett without cause or due to the company's material breach of the agreement
         o Mr. Everett to assign any patents, property rights, discovery or idea to the company

         Certain executive and accounting personnel and administrative facilities of the company and its subsidiaries, including Techdyne and Dialysis Corporation of America, were common for fiscal 2000. The costs of executive and accounting salaries and other shared corporate overhead are allocated pursuant to a Service Agreement between the company and Techdyne, and otherwise charged on the basis of direct usage when identifiable with any balance allocated on the basis of time spent with respect to Dialysis Corporation of America. Mr. Langbein, as an officer and director of the company, Medicore and Dialysis Corporation of America, and Mr. Daniel Ouzts, as an officer of the company, Medicore and Dialysis Corporation of America, divide their time and efforts among each company. See "Certain Relationships and Related Transactions."


                           Options, Warrants or Rights

1989 Medicore Stock Option Plan

         o        expires May 18, 2009

         o grants available to employees, officers, directors, consultants, advisors and similar persons
         o non-qualified; five year term; exercise price fair market value on date of grant
         o may be exercised with cash or company common stock or both; if exercised with stock, optionee receives additional option for amount of shares used for exercise at exercise price of the then current market price exercisable for remainder of original option
         o        termination of optionee's affiliation with the company
                  -        death, disability or retirement after age 65;
                           exercisable for two years from such event but not beyond expiration date of option
                  - any other termination; right to exercise terminates immediately
         o forced redemption at formulated prices upon change in control of the company which includes (i) sale of substantially all assets of the company or its merger or consolidation, which would be triggered by the sale of Techdyne to Simclar (see "Proposal 1"), (ii) majority of board changes other than by election of shareholders pursuant to board solicitation or vacancies filled by board caused by death or resignation, or
                  (iii) any person acquires or makes a tender offer for at least 25% of the company's common stock;
                  optionee may waive redemption
         o        options are non-transferable
         o        1989 Medicore Plan history last five years to May 21, 2001
                  -        1,000,000 shares reserved for issuance
                  -        809,000 granted in 1995
                  -        803,000 expired
                  -          3,000 exercised (in 2000)
                  -          3,000 cancelled (in 1996 and 1997)
                  -         35,000 granted in 1997 (exercisable at $2.38 per
                           share to 6/10/02)
                  - 820,000 granted in July, 2000 (exercisable at $1.38 per share to 7/26/05)
                  - 855,000 outstanding (18 persons including 11 officers and directors of the company, Techdyne and Dialysis Corporation of America)

2000 Medicore Stock Option Plan

         o        adopted February 17, 2000
         o        authorized 500,000 (incentive and non-qualified)
         o        expires February 16, 2005
         o exercise price determined by board (or committee); must be at least fair market volume on date of grant
         o exercise by cash, or discretion of board, (i) through delivery of shares with fair market value equal to exercise price, (ii) optionee's personal recourse or (discretion of board) non-recourse note, (iii) assignment to company of proceeds form sale of stock acquired on exercise with authorization to broker to pay proceeds to the company for the exercise price, or (iv) any combination of the above
         o options and underlying shares non-transferable except by will or laws of descent
         o        termination of optionee's affiliation with the company
                  -        for cause: exercise terminates immediately
                  -        retirement, permanent disability or death:
                           exercisable for nine months from such event
                  - change in control; triggered by sales of Techdyne (see 1989 Plan above)
         o        2000 Medicore Plan history to May 21, 2001

                  -        475,000 outstanding (granted February 17, 2000)
                           *        175,000 non-qualified options
                           *        300,000 incentive options
                  -        exercisable at $3.25 per share to 2/16/03
                  -        none cancelled or exercised

1995 Techdyne Options

         o        non-qualified
         o 152,500 granted to eight directors of Techdyne and its subsidiaries and counsel; 7,500 expired
         o 145,000 exercised at $1.75 per share on February 25, 2000, cash for par value, the balance with three-year non-recourse promissory notes at 6.19% interest secured by the common stock held in escrow
         o voting rights held by share owner provided no default exists under the note
         o restriction on transfer of these shares until the exercise price has been paid in full

1997 Techdyne Stock Option Plan

         o        expires June 22, 2002
         o terms substantially similar to our company's 2000 Stock Option Plan (see above)
         o        1997 Techdyne Plan history to May 21, 2001
                  -        500,000 reserved for issuance
                  -        555,000 granted
                  -        none exercised
                  -        106,000 cancelled
                  -        449,000 outstanding:
                           * 325,000 exercisable at $3.25 per share through June 22, 2002 (155,000 non-qualified, 170,000 incentive)
                           *        31,000 exercisable at $4.00 per share;
                                    expiration dates range from June 29, 2002 to December 14, 2002; all incentive options
                           *        3,000 exercisable at $4.00 per share;
                                    expiration date May 23, 2003;
                           *        90,000 exercisable at $2.00 per share,
                                    exercisable for three years, with one third vested, one third vesting on October 16, 2001 and one third vesting on October 16, 2002;

1995 Dialysis Corporation of America Stock Option Plan

         o        expired November 9, 2000
         o terms substantially similar to our company's 2000 Stock Option Plan (see above)
         o 5,000 outstanding to a director of Dialysis Corporation of America exercisable at $2.25 per share through June 9, 2003

1999 Dialysis Corporation of America Stock Option Plan

         o        expires April 20, 2009
         o terms substantially similar to our company's 2000 Stock Option Plan (see above)
         o        1999 Dialysis Corporation of America Plan history to May 21,
                  2001

                  -        800,000 shares reserved for issuance
                  -        800,000 shares granted in 1999
                           * 435,000 non-qualified options (all one year except for 95,000 (5 years) to April 20,
                                    2004)
                           *        365,000 incentive options expiring April 20,
                                    2004
                  -        exercisable at $1.25 per share
                           - 60,000 options cancelled due to termination of affiliation with the company
                  - 340,000 options exercised; payment of par value and 3 year non-recourse promissory notes for the balance; stock held by Dialysis Corporation of America as collateral to secure notes
                           -        165,000 granted January 2, 2001 (33,000
                                    vested immediately; 33,000 vest every
                                    January 1)
                           - 433,000 options outstanding (all incentive options except for 35,000 options)

         The exercise price of options is no less than 100% of the fair market value of the common stock on the date of grant.

                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                Individual Grants
--------------------------------------------------------------------------------   Potential Realizable
                                                                                      Value at Assumed
                          Number of       % of Total                               Annual Rates at Stock
                          Securities     Options/SARs                               Price Appreciation
                          Underlying      Granted to   Exercise                      For Option Term
                         Options/SARs    Employees in   Price     Expiration     ----------------------
  Name                    Granted (#)    Fiscal Year   ($/Sh)        Date         5%($)         10%($)
   (a)                       (b)             (c)         (d)         (e)           (f)            (g)
  ----                    -----------    ------------  --------   ----------     -------        -------
Thomas K. Langbein         300,000           36.6        1.38       7/26/05      114,000        252,000
                           250,000           52.6        3.25       2/16/03           --(1)     102,500
Barry Pardon                80,000           25.0        1.38       7/26/05       30,400         67,200
                            25,000            5.3        3.25       2/16/03           --(1)      10,250
Joseph Verga                35,000            4.3        1.38       7/26/05       13,300         29,400
Stephen W. Everett          25,000            3.0        1.38       7/26/05        9,500         21,000
---------------

(1) Based upon 5% and 10% appreciation rates applied to market price at grant date, the options would reflect a market valuation of $3.18 and $3.66, respectively. Since the exercise price is $3.25, the options have no potential realizable value at the end of the three year option term using a 5% appreciation rate.


 Aggregated Option/SAR Exercises In Last Fiscal Year and FY-End Option/SAR Values

        (a)                         (b)               (c)                  (d)                  (e)
                                                                        Number of
                                                                        Securities           Value of
                                                                        Underlying          Unexercised
                                                                        Unexercised         In-the-Money
                                                                        Options/SARs       Options/SARs at
                                                                        at FY-End (#)     Fiscal Year End($)
                              Shares Acquired    Value Realized         Exercisable/        Exercisable/
Name                          on Exercise (#)         ($)              Unexercisable       Unexercisable($)
----                          ----------------   --------------       ---------------      ----------------
CEO
Thomas K. Langbein
    Medicore Options                    -0-              -0-           550,000 (exer.)             --(1)
    Techdyne Options                40,000(2)        60,000            100,000 (exer.)             --(3)
    Dialysis Options                    -0-              -0-           260,000 (exer.)             --(4)

Barry Pardon (5)
    Medicore Options                    -0-              -0-           105,000 (exer.)             --(6)
    Techdyne Options                40,000(2)        60,000            100,000 (exer.)             --(3)
    Dialysis Options                    -0-              -0-                -0-                    --

Joseph Verga (7)
    Medicore Options                    -0-              -0-            35,000 (exer.)             --(8)
    Techdyne Options                25,000(2)        37,500             55,000 (exer.)             --(3)
    Dialysis Options                    -0-              -0-                -0-                    --

Stephen W. Everett(9)
    Medicore Options                25,000               -0-            25,000 (exer.)             --(10)
    Techdyne Options                    -0-              -0-                -0-                    --
    Dialysis Options

----------

(1) The options are exercisable for 250,000 shares through February 16, 2003 at $3.25 per share, and for 300,000 shares through July 26, 2005 at $1.38 per share. The company's options were all out-of-the-money, since the closing price of the company's common stock as reported by Nasdaq as of December 29, 2000 was $.88.

(2) Exercised on February 25, 2000 with cash for par value ($.01 per share) and the balance with a non-recourse three year promissory note.

(3) The options are exercisable at $3.25 per share through June 22, 2002. The Techdyne options were out-of-the-money, since the closing price of the Techdyne common stock as reported by Nasdaq as of December 29, 2000 was $1.31.

(4) The options are exercisable at $1.25 per share through April 20, 2004. The Dialysis options were out-of-the-money, since the closing price of the company's common stock as reported by Nasdaq at December 29, 2000 was $.63.

(5)      President and director of Techdyne.

(6) The options are exercisable for 80,000 shares through July 26, 2005, at $1.38 per share, and for 25,000 shares through February 17, 2003, at $3.25 per share. The company's options were all out-of-the-money, since the closing price of the company's common stock as reported by Nasdaq as of December 29, 2000 was $.88.

(7)      Senior Vice President, Treasurer and director of Techdyne.

(8) The options are exercisable for 35,000 shares through July 26, 2005, at $1.38 per share. The company's options were all out-of-the-money, since the closing price of the company's common stock as reported by Nasdaq as of December 29, 2000 was $.88.

(9)      President and director of Dialysis Corporation of America.

(10) The options are exercisable for 25,000 shares through July 27, 2005, at $1.38 per share. The company's options were all out-of-the-money, since the closing price of the company's common stock as reported by Nasdaq as of December 29, 2000 was $.88.


                       BOARD EXECUTIVE COMPENSATION REPORT

         We have no executive compensation committee. Compensation of our executive officers is considered by the entire board of directors. Only Thomas
K. Langbein, our Chairman of the Board, Chief Executive Officer and President, has an employment agreement with the company. Our philosophy is to align compensation of management with the long-term interests of shareholders. Executive compensation is structured to motivate management to create and sustain shareholder value. The board attempts to accomplish this goal by:

         (i) aligning the interests of management and shareholders through stock ownership; and
         (ii) seeking continued growth and performance of the company by attracting, retaining and motivating talented executives and employees through competitive compensation.


What is the structure of executive compensation?

         The elements of executive compensation include:

         o        base pay
         o        long-term incentives
         o special awards in recognition of extraordinary efforts and achievements

         Base pay is determined by individual performance and position with and responsibilities to the company. We also try to be competitive with salaries of companies engaged in similar segments of our operations in an attempt to be able to maintain quality executives. Base salaries for management are below major competitors, which are much larger than the company, but are within the range of similarly positioned electronic, electro-mechanical manufacturers and outpatient dialysis service providers.

Medicore's Chairman of the Board, Chief Executive Officer and President

         Thomas K. Langbein is most responsible for the company's performance. He has been the motivating force behind the company's strengthened sales growth, expense control, profit margins, structuring and implementing efficiency programs, asset management, inventory control, and strategic business planning. In evaluating the performance and setting Mr. Langbein's compensation, the board took into account his successful efforts in directing the company's operations, seeking new sources of capital for the company and its subsidiaries' operations, aggressively pursuing new areas of growth in the electronics, electro-mechanical and dialysis industries, presenting and instituting the company's new division to invest in and incubate new technology companies, and motivating key executive management toward greater overall efficiencies in labor, cost control, increased sales and new business. Mr. Langbein does not participate in decisions affecting his compensation.


Subsidiaries' Leaders

         With respect to Techdyne's operations, the responsible party is Barry Pardon, who has been one of the significant motivating forces behind the growth in sales of our international contract manufacturer of electronic and electro-mechanical products. Mr. Pardon has implemented efficiency programs, engineered expansion of products, services and our customer base, and has kept Techdyne current with necessary technological changes. He, together with Mr. Langbein, directs Techdyne's operations and continuously seeks new areas of growth. Mr. Pardon was responsible for the Lytton acquisition, which has strengthened our sales and manufacturing positions, expanded our operations into new geographic areas, and broadened our product line.

         As to our dialysis operations, Stephen W. Everett, President and director of that developing division, has only been with us a little over two years, and has made his mark, not only in expanding our dialysis centers and increasing our acute inhospital services relationships, but has restructured and strengthened our operations, instituting management services agreements with our dialysis centers operated through subsidiaries of Dialysis Corporation of America, and is aggressively pursuing new areas of development, and has made our dialysis more efficient, increasing our patient base and revenues.


What are long-term incentives?

         Long-term incentive awards for executives usually take the form of granting stock options under our or our subsidiaries' option plans or granting restricted stock awards, meaning shares which cannot be publicly sold for a certain period of time, usually from one to two years. We believe the granting of stock options or restricted shares helps align the interests of the company's executives with our shareholders. This is premised on the basic principle that the executives will receive value only if the market value of our common stock increases over time. Market price will only increase if management strives to improve the company's operations, sales and profitability. To increase the importance of creating shareholder value over the shorter term, we normally limit the time of stock options to five years. Our revenues have continued to grow over the last several years although we continue to experience losses. Our stock prices have remained relatively depressed over the last quarter of 2000 and into this first quarter of 2001 in the range of $.75 to a little over $1.00. The closing prices of our common stock over the second quarter to May 31, 2001 have ranged from $.81 to $1.50.

Special Awards

         Special awards may be granted from time to time in recognition of extraordinary efforts and achievements. Such may arise based upon an executive's extraordinary efforts in accomplishing expansion, acquisitions, realizing substantial marketing results, increasing market share and similar events. These situations and extent of awards are evaluated on a case by case basis.


                       Submitted by the Board of Directors

                  Thomas K. Langbein                Seymour Friend
                  Anthony C. D'Amore                Peter D. Fischbein
                  Robert P. Magrann                 Lawrence E. Jaffe


                                PERFORMANCE GRAPH

         The following graph shows a five-year comparison of cumulative total shareholder returns for the company, the Nasdaq Market Index and the Electronics Industry Index from December 31, 1995 through December 31, 2000. The cumulative total shareholder returns on the company's common stock was measured by dividing the difference between the company's share price at the end and the beginning of the measurement period by the share price at the beginning of the measurement period. The total shareholder return assumes $100 invested at the beginning of the period in the company's common stock, in the Nasdaq Market Index and the Electronics Industry Index. We did not pay dividends on our common stock during the measurement period and the calculations of cumulative total shareholders return on the common stock did not include dividends.


        Comparison Of Five Year Cumulative Total Returns Among Medicore,
               Nasdaq Market Index and Electronics Industry Index

Measurement Period
------------------                                                             Electronic
(Fiscal Year Covered)          Medicore, Inc.         Nasdaq Index           Industry Index
                               --------------         ------------           --------------
December 31, 1995                 $ 100.00               $ 100.00                $ 100.00
December 31, 1996                    52.63                 124.27                  151.60
December 31, 1997                    47.37                 152.00                  161.31
December 31, 1998                    26.32                 214.39                  236.11
December 31, 1999                    43.42                 378.12                  499.75
December 31, 2000                    18.42                 237.66                  376.57

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The following table sets forth as of May 31, 2001, the names and beneficial ownership of the equity securities of the company and its subsidiaries for directors, individually itemized, and for directors and officers as a group, without naming them, and for each of the named executive officers disclosed in the Summary Compensation Table (see "Executive Compensation"), and for shareholders known to us to beneficially own more than 5% of our voting securities.

                              Medicore                      Techdyne                      Dialysis
                              Common                        Common                        Common
Name                          Stock(1)         %(2)         Stock(3)         %(4)         Stock(5)         %(6)
----                          --------         ----         --------         ----         --------         ----
Medicore, Inc.                       --          --       4,674,620          71.3         2,410,622        61.3

Thomas K. Langbein(7)         1,323,009        21.1       4,854,620(3)       72.9         2,670,622(5)     63.7

Seymour Friend(7)               432,705         7.5          31,333            *             21,000          *

Peter D. Fischbein               78,219         1.4          55,000            *             20,000          *

Anthony C. D'Amore              273,890         4.7          40,000            *             21,000          *

Robert P. Magrann                84,000         1.5              --            --            20,000          *

Lawrence E. Jaffe               195,075         3.3          50,000            *            160,000         3.9

Barry Pardon(8)                 166,950         2.9         193,533           2.9                --          --

Joseph Verga(9)                  84,075         1.5         108,334           1.6

Stephen W. Everett(10)           25,000          *               --            --            68,000(11)     1.7

Susan Kaufman(12)               388,582         6.8              --            --                --          --

Charles B. Waddell(13)               --          --              --            --                --          --

All directors,                2,497,948        36.7         381,333           5.8           534,500        12.8
nominees and
executive officers
as a group (8 persons)

---------------

*      less than 1%.

(1) Includes the following shares that may be acquired upon exercise of options as of May 31, 2001 or within 60 days after that date:

           Shares obtainable upon exercise of options under the 1989 Stock Option Plan: Messrs. Langbein 360,000; Friend 50,000; Fischbein 50,000; D'Amore 50,000; Magrann 50,000; Jaffe 100,000; Pardon 80,000;
           Verga 35,000; Everett 25,000; and Pelstring 20,000.

           Shares obtainable upon exercise of options under the 2000 Stock Option Plan: Messrs. Langbein 250,000; Friend 25,000; Fischbein 25,000; D'Amore 25,000; Magrann 25,000; Jaffe 75,000; and Pardon
           25,000.

           Includes: Pardon 8,400 shares owned by his wife.

           Does not include: Messrs. Langbein 25,600 shares held by his two children of majority age, and 400,000 shares in his employment agreement issuable under certain conditions (see "Executive Compensation"); Fischbein 388,582 shares owned by his wife (100,000 in trust for their son; Ms. Kaufman is settlor and trustee; Ms. Kaufman is financially independent with separate bank and brokerage accounts, and Ms. Kaufman and Mr. Fischbein, each to the other, disclaim beneficial interest in the other person's shares); and Jaffe 136,500 shares held by his four children and a daughter-in-law, all of whom are of majority age and live independently, and in all of which shares he disclaims beneficial interest.

(2) Based on 5,710,540 shares outstanding exclusive of (i) 855,000 shares underlying options granted under the company's 1989 Stock Option Plan;
         (ii) 400,000 shares of common stock available for issuance under certain conditions of Thomas K. Langbein's employment agreement (see "Executive Compensation"); (iii) 98,000 shares of common stock reserved for issuance under a key employee stock plan; (iv) 475,000 shares underlying options granted in February, 2000, under our 2000 Stock Option Plan; and (v) 150,000 shares underlying options granted to three unaffiliated persons.

(3) Officers and directors of the company, including those directors of the company and Techdyne who may be officers and/or directors and shareholders of each company, disclaim any indirect beneficial ownership of Techdyne common shares through the company's 71.3% ownership of Techdyne. Thomas K. Langbein, by virtue of his positions with the company and Techdyne and stock ownership of the company, may deem Mr. Langbein to have beneficial ownership of such shares through shared voting and investment power with respect to the company's ownership of Techdyne, has included (i) 100,000 shares under Techdyne's 1997 Option Plan; and (ii) 4,674,620 shares owned by the company (71.3%). Mr. Langbein disclaims such entire beneficial ownership, but for his proportionate interest (exclusive of company options) of approximately 631,000 Techdyne shares (9.6%) without including the company's ownership of Techdyne (including Mr. Langbein's option for 100,000 Techdyne shares).

         Includes for all of our executive officers and directors the following shares that may be acquired upon exercise of Techdyne's 1997 stock options (see Note (4)) as of May 31, 2001 or within 60 days of that date: Messrs. Langbein 100,000 options; Friend 5,000 options; Fischbein 15,000 options; D'Amore 15,000 options; Jaffe 20,000 options; Pardon 100,000 options; and Verga 65,000 options (10,000 more options not yet vested, see note (4)).

(4) Based on 6,556,990 Techdyne shares outstanding exclusive of 449,000 options (60,000 of which vest 50% October 16, 2001 and 50% one year later) granted under Techdyne's 1997 Option Plan.

(5) The company owns 2,410,622 shares (61.3%) of the common stock of Dialysis Corporation of America. Officers and directors of the company, including those officers and directors of the company and Dialysis Corporation of America who may be officers and/or directors and shareholders of each company, disclaim any indirect beneficial ownership of Dialysis common stock through the company's 61.3% ownership of Dialysis. Thomas K. Langbein, by virtue of his positions with the company and Dialysis and his stock ownership of the company, may deem Mr. Langbein to have beneficial ownership of such shares through shared voting and investment power with respect to the company's ownership of Dialysis, has included (i) 260,000 shares under Dialysis 1999 options; and (ii) 2,410,622 shares owned by the company. Mr. Langbein disclaims such entire beneficial ownership, but for his proportionate interest, approximately 325,000 Dialysis shares (8.3%). Without including the company's ownership of Dialysis Corporation of America, Mr. Langbein owns an option for 260,000 Dialysis shares (6.2%).

         Includes 260,000 shares that may be acquired upon exercise of 1999 options by Thomas K. Langbein as of May 31, 2001 or within 60 days after that date.

(6) Based on 3,932,844 Dialysis Corporation of America shares outstanding exclusive of outstanding options for 438,000 shares of Dialysis common stock, 5,000 options exercisable through June 9, 2003, and 400,000 options exercisable through April 20, 2004. Mr. Everett has 165,000 options, vesting in amounts of 33,000 options each January 1, initial vesting January 1, 2001, exercisable for five years from vesting at $1.25 per share for periods from June 9, 2003 to April 20, 2004.

(7)      Class 3 director; up for re-election this year.

(8) President and director of Techdyne; not an executive officer or director of the company, but disclosed in Summary Compensation Table. Not included in the totals.

(9) Senior Vice President and director of Techdyne; not an executive officer or director of the company, but disclosed in Summary Compensation Table. Not included in the totals.

(10) President of Dialysis Corporation of America; not an executive officer or director of the company; but disclosed in Summary Compensation Table. Not included in the totals.

(11) Includes (i) 35,000 options exercisable at $1.25 per share to April 20, 2004; and (ii) 33,000 options exercisable at $1.25 per share to December 31, 2005. Does not include 132,000 options vesting in amounts of 33,000 options each January 1, 2002 to 2005, exercisable for five years from vesting at $1.25 per share.

(12) Wife of Peter D. Fischbein, a director of Medicore and Techdyne. Mr. Fischbein disclaims beneficial interest in his wife's shares. Includes 100,000 shares held in trust for their son. Ms. Kaufman is the settlor and trustee, and has sole voting and dispositive power. Ms. Kaufman is independent of her husband. Not included in the totals. See note (1).

(13)     Nominee for director.

         Some or all of the Techdyne common stock and Techdyne shares issuable upon exercise of the Techdyne options held by the company and affiliates and directors of the company and Techdyne are to be included in a registration statement being prepared for filing by Techdyne. See "Proposal 1, Approve the Agreement For Sale and Purchase of Shares for the Company's Sale of Techdyne - Important Events - Interests of Certain Persons in the Sale."

Did directors, executive officers and 10% shareholders comply with Section 16(a) ownership reporting in 1998?

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, executive officers and 10% shareholders to file reports with the SEC, the Nasdaq Stock Market and our company, indicating their beneficial ownership of common stock of the company and any changes in their beneficial ownership. The rules of the SEC require that the company disclose failed or late filings of reports of company stock ownership by its directors and executive officers. To the best of the company's knowledge, all beneficial ownership reports by these reporting persons were filed on a timely basis.


Compliance with Section 16(a) Reporting

         Section 16(a) of the Securities Exchange Act of 1934 requires our directors, officers and 10% shareholders to file ownership and changes in beneficial ownership reports with the SEC, the Nasdaq Stock Market, and Medicore, with respect to their equity ownership of Medicore. The rules of the SEC require that we disclose failed or late filings of reports of Medicore stock ownership by its executive officers and directors. To the best of our knowledge, all beneficial ownership reports by these reporting persons were filed on a timely basis.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The company owns approximately 71% of Techdyne and 61% of Dialysis Corporation of America.

         Certain of the officers and directors of the company are officers and/or directors of Techdyne and Dialysis Corporation of America, including Thomas K. Langbein, who holds the position of Chairman of the Board of Directors, President and Chief Executive Officer of the company, Chairman of the Board of Directors and Chief Executive Officer of Techdyne and Dialysis Corporation of America, as well as officer and/or director of those companies' subsidiaries. Mr. Langbein is also the President, sole shareholder and director of Todd & Company, Inc., a securities broker-dealer. He is also a director of Linux Global Partners, Inc., a private company investing in developing Linux software companies. See discussion below concerning our relationship with Linux Global Partners. Daniel R. Ouzts is Vice President of Finance, Controller and Treasurer of the company and Dialysis and is Vice President of Finance and Controller of Techdyne. Peter D. Fischbein and Anthony C. D'Amore are each directors of the company and Techdyne. Mr. Langbein owns 21.1% of our company (includes options for 550,000 shares), 6.2% of Dialysis (an option for 260,000 Dialysis shares) and 2.7% of Techdyne (includes an option for 100,000 Techdyne shares). Messrs. Ouzts, Fischbein and D'Amore own interests in our company of 1.9%, 1.4% and 4.7%, respectively, and less than 1% of Dialysis and Techdyne. Susan Kaufman, wife of Peter D. Fischbein, holds a 6.8% interest in Medicore, which includes 100,000 shares held in interest for their son, of which trust Ms. Kaufman is settler and trustee. Each of Susan Kaufman and Peter D. Fischbein disclaim beneficial ownership of the other's security ownership of Medicore. See "Security Ownership of Certain Beneficial Owners and Management." Lawrence E. Jaffe is Secretary and corporate counsel to the company, Dialysis and Techdyne, and he is a director of the company. Mr. Jaffe has a 3.3% interest in our company (includes options for 175,000 shares), a 4.1% interest in Dialysis, and less than a 1% interest in Techdyne. Mr. Jaffe's firm, Jaffe Freedman & Hait, LLC, receives a substantial portion of its professional fees from our company, Dialysis and Techdyne, which for 2000 were $52,000, $82,000 and $133,000, respectively

         In addition, certain of the executive and accounting personnel and administrative facilities of the company and its subsidiaries, including Techdyne and Dialysis Corporation of America, are common. The costs of executive and accounting salaries and other shared corporate overhead for these companies are charged first on the basis of direct usage when identifiable, with the remainder allocated on the basis of time spent, either through a corporate overhead allocation or in the case of Techdyne, through a Service Agreement. Since the shared expenses are allocated on a cost basis, there is no intercompany profit involved. Utilization of personnel and administrative facilities in this manner enables the company to share the cost of qualified individuals with its subsidiaries rather than duplicating the cost for various entities. The amount of expenses charged by the company to Techdyne for the year ended December 31, 2000 was approximately $360,000, and approximately $90,000 for the three months ended March 31, 2001, and for Dialysis Corporation of America was approximately $200,000 for the year ended December 31, 2000, and approximately $50,000 for the three months ended March 31, 2001. It is our opinion these services are on terms as favorable as obtainable from unaffiliated parties.

         In January, 2000, we established a new division with the purpose of investing in and incubating new technology companies, primarily involved with Internet technology. Our first investment was in Linux Global Partners, a private holding company which invests in Linux-related software companies. See
Item 1, "Business - Linux Division" of our Annual Report on Form 10-K for the year ended December 31, 2000, incorporated herein by reference and which Annual Report has been forwarded to you with this proxy statement. At that time, we acquired a 6% ownership interest, 90 shares at $1.00 per share, increased to 8%, an additional 30 shares at $1.00 per share, in March, 2000, in Linux Global Partners, and loaned that company $1,500,000 for one year to January 26, 2001 at an interest rate of 10% per annum. In March, 2000, the loan was increased by $500,000 under the same terms, and in August, 2000, we extended an additional $200,000 for the short term, which was repaid on May 14, 2001, together with accrued interest of $15,500. We repaid these sums to Dialysis Corporation of America, from which affiliated subsidiary we borrowed the money. Our security for the $2,000,000 loan is the ownership interest in the software companies in which Linux Global Partners invested, which are speculative, developing companies. We borrowed the funds for our investment and financing of Linux Global Partners from Dialysis Corporation of America, our 61% owned public subsidiary, under the same terms we financed Linux Global Partners. Interest receivable on these loans at December 31, 2001 was approximately $186,000, and at March 31, 2001 was approximately $240,000. On March 8, 2001, we extended the loans to June 30, 2001, in exchange for 400,000 shares of Linux stock, which gave us an approximately 10% ownership of Linux, and a right to convert the Linux debt into convertible preferred A shares under certain terms of a proposed financing by Linux Global Partners, which if completed would provide funds to Linux Global Partners for which our company would have priority to the proceeds for repayment of our loans. No assurance can be given that Linux Global Partners will complete its proposed financing, or that it will repay the remainder of its indebtedness to us. We are currently negotiating a proposed sale of our interest in Techdyne, our other majority owned public subsidiary, which transaction, if approved by our shareholders and completed in the near future, for which there can be no assurance, would provide us with approximately $10,000,000 plus a percentage of revenues over the next several years, a portion of which would be used to repay the Dialysis Corporation of America indebtedness, assuming we have not then repaid that debt.

         In October, 1999, Dialysis Corporation of America entered into a Merger Agreement with MainStreetIPO.com Inc., which proposed merger was terminated in August, 2000. Dialysis Corporation of America had made a $140,000 loan to MainStreet in July, 2000, with interest at 10% per annum, for working capital purposes. The loan was secured with 300,000 Linux Global Partners shares, which Dialysis Corporation of America acquired upon MainStreet's default of the loan in November, 2000.

         Dialysis Services of PA., Inc. - Lemoyne, one of our wholly-owned dialysis subsidiaries, leases its dialysis facility from Dialysis Corporation of America under a five year net lease expiring December 31, 2003 at $43,088 per annum, plus applicable taxes, separately metered utilities and insurance, and additional rent of $5,386 per year covering common area maintenance expenses. That subsidiary has two renewal options for five years each under the agreement. We are of the opinion that the rental is on terms as favorable as could be obtained from an unaffiliated party.

         Dialysis Corporation of America acquired property with a little over 8,100 square feet of space in Valdosta, Georgia. Dialysis Corporation of America leases approximately 6,000 square feet to DCA of So. Ga., LLC, Dialysis' 70% owned dialysis facility, for $90,600 under a 10-year lease with two renewal options of five years each. Dialysis also leases an additional 2,160 square feet at that property at $32,400 per annum to a professional association, South Georgia Nephrology, P.C., which acts as that facility's medical director, for the professional association's medical offices under a 10-year lease with similar five year renewal options.

         Dialysis Corporation of America loaned South Georgia Nephrology, P.C., wholly owned by Dr. Andrew Queler, the medical director of our new dialysis facility in Valdosta, Georgia, up to $300,000 in periodic advances at an annual interest rate of 1% over prime. The loan is to provide Dr. Queler's P.C. with working capital to operate a medical practice. The repayments are from the practice's proceeds of South Georgia Nephrology, and secured by its assets and Dr. Queler's ownership of South Georgia Nephrology, being held in escrow by Dialysis Corporation of America. As of March 31, 2001, this loan had an outstanding balance, with interest, of approximately $108,000.

         In April, 2000, Dialysis Corporation of America sold a portion of its interest in one of its New Jersey dialysis facilities to Vineland Dialysis Group, LLC, for $203,000, giving that professional corporation a 35.9% interest in that dialysis facility, leaving Dialysis with a 51.3% interest, and Vineland Dialysis Professionals, LLC, the professional association acting as Dialysis' medical director for that Vineland dialysis facility, with a 12.8% interest. Vineland Dialysis Professionals is owned by Dr. David Blecker, who was appointed as Vineland's medical director and who is affiliated with Vineland Dialysis Group. Dr. Blecker is a nominee for director of Dialysis Corporation of America.

         Certain officers and directors of our company, Messrs. Anthony C. D'Amore, Peter D. Fischbein, Seymour Friend and Robert Magrann (20,000 shares each), and Lawrence E. Jaffe (160,000 shares, plus 100,000 shares obtained by his children of majority age and independent of their father), exercised in April, 2000, Dialysis Corporation of America options granted under Dialysis' 1999 Stock Option Plan for 340,000 shares. The exercise was effected with cash for the par value (aggregate ($3,400) and the balance, $421,600, in three-year non-recourse promissory notes at a rate of interest of 6.2% per annum. The exercise price was $1.25 per share, and at the time of exercise, the market price of Dialysis Corporation of America common stock was $2.63. The closing price of Dialysis' common stock at May 31, 2001 was $1.55.

         In September, 2000, Dialysis Corporation of America announced plans to repurchase up to approximately 300,000 shares of its outstanding common stock. At December 31, 2000, Dialysis had acquired 76,600 shares for $64,825, and in January and February, 2001, Dialysis acquired an additional 67,000 shares for $63,347.

         Since mid-1999, Dialysis Corporation of America has entered into management services agreements with each of its dialysis subsidiaries, pursuant to which it provides administrative and management services, including, among others, providing capital equipment, preparing budgets, bookkeeping, accounting, data processing, and other corporate based information services, materials and human resources management, billing and collection and accounts receivable and payable processing. These services are provided for a percentage of net revenues of the particular dialysis subsidiary. DCA Medical Services, Inc., a wholly-owned subsidiary of Dialysis Corporation of America, is licensed to supply equipment and supplies to Method 2 patients. Method 2 home patient treatment relates to providing equipment and supplies, training and patient monitoring to dialysis patients who are able to perform their treatments at home. Those of our dialysis subsidiaries which provide home services for method 2 patients provide management services to DCA Medical Services for home services provided by that subsidiary for the method 2 patients. These services include clerical and administrative support, which DCA Medical Services, as a durable equipment medical distributor, needs. Each subsidiary that has such a home services management agreement with DCA Medical Services receives a fee of DCA Medical Services revenues derived from common method 2 patients, exclusive of DCA Medical's costs and expenses relating to those patients.

         In 1990 we acquired land, two buildings and a parking lot in Hialeah, Florida from Techdyne. We are leasing to Techdyne the two buildings and the parking lot under a 10-year net, net lease expiring August 31, 2010 at $150,000 per year plus applicable taxes. Since January 1, 2000, the effective annual rental rate was $142,680 plus tax, due to a rent reduction for use of a portion of that facility by our medical supply division. We believe that the rentals are on terms as favorable as obtainable from unaffiliated parties. See Item 2, "Properties" of our Annual Report on Form 10-K for the year ended December 31, 2000, incorporated herein by reference, and which Annual Report has been forwarded to you with this proxy statement.

         We had been advancing funds at no interest to finance Techdyne's business since our acquisition of Techdyne in November, 1982. After several repayments to us over the years Techdyne issued to us an unsecured demand promissory note convertible into Techdyne common stock at a rate of $1.75 per share. The annual interest rate on the note was 5.7%. We converted $350,000 of Techdyne's promissory note into 200,000 shares of Techdyne's common stock in 1996, $875,000 of the note into 500,000 shares of Techdyne's common stock in 1997, and on September 30, 1999, we converted the balance of the note, with interest, which amounted to $2,531,941, into 1,446,823 shares, resulting in our ownership interest in Techdyne of 4,674,620 shares of common stock (71.3% of the outstanding shares).

         Techdyne has two credit facilities aggregating $5,500,000 with a bank in Ohio which also finances Lytton Incorporated, Techdyne's wholly-owned subsidiary. We no longer are guaranteeing Techdyne's financings. Certain of the negative covenants in Techdyne's financing prohibits its payment of loans to affiliates, which includes our company, without approval of the bank.

         Techdyne acquired Lytton Incorporated in 1997 for cash and stock. That agreement also provided for incentive consideration based on specific sales levels of Lytton for each of three successive specified years. This resulted in additional consideration to Patricia Crossley of approximately $396,000, $290,000 and $154,000 for the three years of sales levels paid in April, 2000, April, 1999, and April, 1998. Patricia Crossley is the wife of Lytton Crossley, former President of Lytton, and currently a director of Techdyne.

         In 1996, Lytton sold its offices and operating facility to Stanley Avenue Properties, Ltd., a limited liability company whose membership includes Lytton and Pat Crossley. Stanley Avenue Properties, Ltd. acquired the facilities in exchange for a note to Lytton repaid in 1997, and the assumption of two mortgage notes. In connection with Techdyne's acquisition of Lytton, the lease with Lytton was renegotiated to a five year lease through July 31, 2002 with monthly lease payments of approximately $17,900 for the first year, adjusted in subsequent years for the change in the consumer price index, and contains two renewal options each for five years of the then fair market rental value. See
Item 2, "Properties" of our Annual Report on Form 10-K for the year ended December 31, 2000, incorporated herein by reference, and which Annual Report has been forwarded to you with this proxy statement.

         Lance International, with which company Edward Diamond, one of Techdyne's directors, is affiliated as President and one of the owners, does subcontract manufacturing for Techdyne. For the two years ended December 31, 2000 and 1999, Lance International revenues from manufacturing for Techdyne amounted to approximately $2,300,000 and $1,728,000, representing 30% and 26% of its revenues for these years, respectively. The Lance International manufacturing for Techdyne represented approximately 4% of our sales for the two years ended December 31, 2000 and 1999, respectively.

         Anthony C. D'Amore, a director of our company and Techdyne, acts as an insurance consultant and receives nominal commissions from the property, casualty, worker's compensation and general liability insurance coverages for our company, Techdyne and Dialysis Corporation of America. The aggregate amount of premiums for such insurance was approximately $350,000 for 2000, of which approximately $240,000 was for Techdyne and $73,000 was for Dialysis Corporation of America. The company, Techdyne and Dialysis obtain group health insurance coverage and personal life insurance policies for several executive and key employees through George Langbein, brother of Thomas K. Langbein and until recently, an employee of our company's Medical Products Division. This insurance includes $100,000 term life insurance each covering and owned by Barry Pardon, President and director of Techdyne, Joseph Verga, Senior Vice President, Treasurer and director of Techdyne (each purchased and paid for by Techdyne), Daniel R. Ouzts, Vice President of Finance and Controller of Medicore, Dialysis Corporation of America and Techdyne, Bonnie Kaplan, a key employee of Medicore (both purchased and paid for by Medicore), and Bart Pelstring, director and former President of Dialysis Corporation of America. Medicore also pays for $1,600,000 of life insurance owned by Thomas K. Langbein. See "Executive Compensation." Premiums on these insurance coverages totaled approximately $479,000 during 2000 of which approximately $334,000 was for Techdyne and approximately $41,000 was for Dialysis Corporation of America. We are of the opinion that the cost and coverage of the insurance are as favorable as can be obtained from unaffiliated parties.

         We established Viragen, Inc. in 1980 as a research and development bio-medical company. In 1986, we spun-off Viragen and entered into certain agreements with our former subsidiary, the singular existing agreement being a royalty agreement expiring in November, 2001, pursuant to which Viragen is to pay a schedule of royalty payments with respect to Viragen's interferon and related product sales with a maximum cap of $2,400,000. As of March 31, 2001, Viragen has paid approximately $64,000 of royalties to the company, with no royalty income earned under the agreement in 2000, 1999 or 1998. Certain of Viragen's indebtedness to us was paid with Viragen common stock, with the Company having sold its 259,000 (.4%) remaining shares of Viragen in 1999. We lease 2,800 square feet of office space from Viragen for $22,000 per annum under a five year renewed lease through December 31, 2002.

Viragen sold the property in August, 2000. The only remaining common director of our company and Viragen is Peter D. Fischbein, also a director of Techdyne. See "Directors and Executive Officers of the Registrant."



                SUMMARY UNAUDITED PRO FORMA FINANCIAL INFORMATION

         The following summary unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2001, and the Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2001 and the years ended December 31, 2000, 1999 and 1998 are presented to give effect to the sale of Medicore's entire 71.3% equity interest in Techdyne.

         Historical financial data used to prepare the pro forma financial statements were derived from the audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2000, and the unaudited financial statements included in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, which are incorporated by reference into this proxy statement. See "Incorporation of Certain Documents by Reference." These pro forma financial statements should be read in conjunction with said historical financial statements.

         The pro forma adjustments reflected in the pro forma financial statements are based on available information and certain assumptions that our management believes are reasonable. Pro forma adjustments made in the Pro Forma Consolidated Balance Sheet and Pro Forma Consolidated Statements of Operations do not reflect the impact of Techdyne's historical operating results or balance sheet as of or for the years ended December 31, 2000, 1999 or 1998, or as of or for the three months ended March 31, 2001. The Pro Forma Consolidated Balance Sheets include the net gain on sale of Techdyne, including tax impact as a component of stockholder's equity. Included in the gain recognition is the minimum $2,500,000 earn-out specified in the Agreement for Sale and Purchase of Shares, which has been presented prior to any present value calculations, which cannot be reasonably determined at this time as a result of the uncertainty of the timing of collection of the related receivable since such timing depends on timing of sales on which the earn-out computation is based.

         The Pro Forma Consolidated Balance Sheet and Pro Forma Consolidated Statements of Operations are based on assumptions and approximations, and therefore do not reflect in precise numerical terms the impact of the transaction on the historical financial statements, and are subject to change. Such pro forma financial information should not be used as a basis for forecasting the future operations of Medicore. The pro forma financial information is presented for illustrative purposes only, and is not necessarily indicative of any future results of operations, or the results that might have occurred if the sale of our Techdyne subsidiary had actually occurred on the indicated dates.

                         Medicore, Inc. and Subsidiaries
                      Pro Forma Consolidated Balance Sheet
                                   (Unaudited)

                                                                             As of March 31, 2001
                                                          ------------------------------------------------------------
                                                                             Pro Forma Adjustments
                                                                          ---------------------------
                                                                                          Other Pro
                                                             Medicore        Techdyne       Forma          Pro Forma
                                                          Consolidated     Consolidated   Adjustments     as Adjusted
                                                          ------------    -------------   -----------     ------------
                                          ASSETS
CURRENT ASSETS
  Cash and cash equivalents (C)                           $    390,009    $    (151,263)  $7,001,000 (D)  $  7,521,116
                                                                                             281,370 (A)
  Accounts receivable, net                                  11,382,873       (8,775,375)         ---         2,607,498
  Note receivable                                            2,200,000              ---          ---         2,200,000
  Inventories, net                                          10,787,442       (9,788,750)         ---           998,692
  Prepaid expenses and other current assets                  1,290,681         (632,278)         ---           658,403
  Deferred tax asset                                           673,463         (498,097)                       175,366
                                                          ------------    -------------   -----------     ------------
  Total current assets                                      26,724,468      (19,845,763)    7,282,370       14,161,075

PROPERTY AND EQUIPMENT
  Land and improvements                                      1,197,508         (170,400)          ---        1,027,108
  Building and building improvements                         3,773,573         (657,994)          ---        3,115,579
  Equipment and furniture                                   11,850,881       (8,148,972)          ---        3,701,909
  Leasehold improvements                                     2,425,187         (652,531)          ---        1,772,656
                                                          ------------    -------------   -----------     ------------
                                                            19,247,149       (9,629,897)          ---        9,617,252
  Accumulated depreciation                                   8,227,754       (4,868,345)     (161,047)(B)    3,198,362
                                                          ------------    -------------   -----------     ------------
                                                            11,019,395       (4,761,552)      161,047        6,418,890

Receivable from sale of Techdyne                                   ---              ---     2,500,000 (D)    2,500,000

Deferred expenses and other assets                             280,339          (40,450)          ---          239,889

Costs in excess of net assets acquired, net                  3,548,286       (3,064,975)     (426,190) (D)      57,121
                                                          ------------    -------------   -----------     ------------
                                                          $ 41,572,488    $ (27,712,740)  $ 9,517,227     $ 23,376,975
                                                          ============    ==============  ===========     ============

       LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
  Accounts payable                                        $  4,367,365    $  (3,870,858)  $       ---     $    496,507
  Accrued expenses and other current liabilities             2,953,856       (1,739,918)          ---        1,213,938
  Current portion of long-term debt                          1,100,320         (623,403)          ---          476,917
  Income taxes payable                                         244,625         (144,187)          ---          100,438
  Advances from parent                                             ---         (281,370)      281,370 (A)          ---
                                                          ------------    -------------   -----------     ------------
  Total current liabilities                                  8,666,166       (6,659,736)      281,370        2,287,800

Deferred gain on sale of real estate                               ---         (161,047)      161,047 (B)          ---

Long-term debt, less current portion                        10,861,761       (9,112,608)          ---        1,749,153

Deferred income taxes                                        2,251,388         (252,600)   (1,509,000)(D)      489,788

Minority Interest                                            6,281,321              ---    (3,248,243)(D)    3,033,078

STOCKHOLDERS' EQUITY
  Common stock                                                  57,105          (65,570)       65,570 (D)       57,105
  Capital in excess of par value                            11,748,490      (11,592,995)   11,741,174 (D)   11,896,669
  Retained earnings                                          1,904,137         (561,366)    2,520,611 (D)    3,863,382
  Accumulated other comprehensive loss                        (197,880)         277,532       (79,652)(D)          ---
  Notes receivable from option exercise                            ---          415,650      (415,650)(D)          ---
                                                          ------------    -------------   -----------     ------------
                                                            13,511,852      (11,526,749)   13,832,053       15,817,156
                                                          ------------    -------------   -----------     ------------
                                                          $ 41,572,488    $ (27,712,740)  $ 9,517,227     $ 23,376,975
                                                          ============    =============   ===========     ============

(A) Techdyne intercompany advance payable to Medicore assumed to have been repaid.

(B)      Techdyne deferred gain on real property sale to Medicore.

(C) Medicore intends to use a portion of the proceeds from the sale of its investment in Techdyne to repurchase up to 1,000,000 of its outstanding shares in a range of the current market price, which at this date is approximately $1.00 to $1.25.

(D) Recording of sale transaction reflects initial cash consideration of $10,000,000 and a receivable of $2,500,000 for the minimum amount as defined in Section 2.3 of the Agreement for Sale and Purchase of Shares. The receivable is prior to any present value calculations, which cannot be reasonably determined at this time as a result of the uncertainty of the timing of collection of the receivable since such timing depends on timing of sales on which the earn-out computation is based. Maximum earn-out is $5,000,000, which if realized would result in additional consideration of $2,500,000 and estimated income taxes of $950,000 resulting in an increase in cash of $1,550,000. Earn-out is 3% of consolidated Techdyne sales during the three fiscal years commencing January 1, 2001. Earn-out is payable in cash by March 31 of each year for the earn-out period just ended.

         The Pro Forma Consolidated Balance Sheet includes the net effect of the following entries on each balance sheet line item:

         (1)     Recording of sale:
                                                                      Increase
                                                                     (Decrease)
                                                                     ----------
                 Receivable from sale attributable to minimum
                 earn-out                                          $   2,500,000
                 Cash received from initial purchase price paid       10,000,000

                 Cost in excess of net assets acquired reflected
                   in Medicore's Balance Sheet arising from its
                   acquisition of Techdyne and written off upon
                   consummation of the sale                            (426,190)

                 Minority interest representing 28.7% held by
                 stockholders other than Medicore                    (3,248,243)

                 Common stock of Techdyne                                65,570
                 Capital in excess of par value of Techdyne          11,592,995
                 Retained earnings                                      561,366
                 Accumulated other comprehensive income                (277,532)
                 Accumulated other comprehensive income                 197,880
                 Notes receivable from option exercise                 (415,650)
                 Retained earnings                                    3,597,424

         (2)     Expenses of sale:

                                                                      Increase
                                                                     (Decrease)
                                                                     ----------
                 Retained Earnings                                $     (70,000)
                 Cash                                                   (70,000)

         (3) Income taxes on book gain estimated at $3,700,000 based on minimum earn-out:

                                                                      Increase
                                                                     (Decrease)
                                                                     ----------
                  Retained earnings                                 $(1,420,000)
                  Income taxes payable                                1,420,000

         (4) Reclassification of deferred taxes on gains from Techdyne public offerings included in Medicore basis in Techdyne:

                                                                      Increase
                                                                     (Decrease)
                                                                     ----------
                  Deferred income taxes                             $(1,509,000)
                  Income taxes payable                                1,509,000

         (5) Payment of estimated taxes on taxable gain estimated at $7,700,000 based on minimum earn-out:
                                                                      Increase
                                                                     (Decrease)
                                                                     ----------
                  Income taxes payable                              $(2,929,000)
                  Cash                                               (2,929,000)

         (6) Effect of forgiveness of approximately $208,000 notes receivable from option exercises:

                                                                     Increase
                                                                    (Decrease)
                                                                    ----------
                  Retained earnings                                $  (148,179)
                  Capital in excess of par value                       148,179

                         Medicore, Inc. and Subsidiaries
                 Pro Forma Consolidated Statement Of Operations
                                   (Unaudited)

                                                                         Three Months Ended March 31, 2001
                                                        --------------------------------------------------------------------
                                                                             Pro Forma Adjustments
                                                                         -------------------------------
                                                            Medicore       Techdyne      Other Pro Forma         Pro Forma
                                                        Consolidated     Consolidated      Adjustments(A)       as Adjusted
                                                        ------------     ------------    ---------------        ------------
Revenues:
     Sales                                               $17,249,019      $(13,244,127)              ---        $  4,004,892
     Other income                                            131,179            (9,189)    $      35,670 (B)         247,660
                                                                                                  90,000 (D)
                                                         -----------     -------------     -------------        ------------
                                                          17,380,198       (13,253,316)          125,670        $  4,252,552
                                                         -----------     -------------     -------------        ------------
Cost and Expenses:
     Cost of goods sold                                   14,361,657       (11,776,275)           33,448 (B)       2,618,830
     Selling, general and administrative expenses          2,554,781        (1,143,955)           90,000 (B)       1,495,299
                                                                                                  (7,749)(B)
                                                                                                   2,222
     Interest expense                                        233,123          (193,236)           (4,676)             35,211
                                                         -----------     -------------     -------------        ------------
                                                          17,149,561       (13,113,466)          113,245           4,149,340
                                                         -----------     -------------     -------------        ------------

Income (loss) before income taxes, minority
interest and equity in affiliate loss                        230,637          (139,850)           12,425             103,212

Income tax provision                                         156,887          (139,066)                               17,821
                                                         -----------     -------------     -------------        ------------

Income (loss) before minority interest and
     equity in affiliate loss                                 73,750              (784)           12,425              85,391

Minority interest in income (loss) of
     consolidated subsidiaries                                57,905               ---              (226)             57,679

Equity in affiliate loss                                     (41,155)                                                (41,155)
                                                         -----------     -------------     -------------        ------------

Net loss                                                 $   (25,310)    $        (784)    $      12,651        $    (13,443)
                                                         ===========     =============     =============        ============

Loss per share:
     Basic                                                    $.--                                                    $.--
                                                              ====                                                    ====
     Diluted                                                  $.--                                                    $.--
                                                              ====                                                    ====

(A) Does not include any assumed interest on funds invested from Medicore's sale of its interest in Techdyne or any gain on Medicore sale of its interest in Techdyne. Book gain is estimated at approximately $3,700,000 with a related income tax expense of approximately $1,420,000.
(B)      Intercompany transactions and consolidation adjustments.
(C)      Minority interest in Techdyne earnings.
(D) Assumes continuation of Management Services Agreement between Medicore and Techdyne with $360,000 annual consideration ($90,000 quarterly). There is no assurance of the continuation of this agreement, which is cancelable by either party on 30 days' notice.

                         Medicore, Inc. and Subsidiaries
                 Pro Forma Consolidated Statements Of Operations

                                                                              As of December 31, 2000
                                                     ---------------------------------------------------------------------
                                                                             Pro Forma Adjustments
                                                                        -----------------------------
                                                       Medicore           Techdyne        Other Pro Forma      Pro Forma
                                                     Consolidated       Consolidated       Adjustments(A)     as Adjusted
                                                     ------------       ------------       ------------       ------------
Revenues:
     Sales                                           $ 62,594,655       $(52,712,819)               ---       $  9,881,836
     Realized gain on subsidiary warrants exercise        276,178                ---                               276,178
     Other income                                                                          $    128,630 (B)
                                                          532,730            (53,693)           360,000 (D)        967,667
                                                     ------------       ------------       ------------       ------------
                                                       63,403,563        (52,766,512)           488,630       $ 11,125,681
                                                     ------------       ------------       ------------       ------------

Cost and Expenses:
     Cost of goods sold                                53,172,446        (46,510,042)           120,616 (B)      6,783,020
     Selling, general and administrative expenses       9,568,242         (4,761,240)           360,000 (B)      5,144,020
                                                                                                (30,996)(B)
                                                                                                  8,014 (B)
     Interest expense                                     906,604           (839,660)            30,979 (B)         97,923
                                                     ------------       ------------       ------------       ------------
                                                       63,647,292        (52,110,942)           488,613         12,024,963
                                                     ------------       ------------       ------------       ------------

       Loss before income taxes and
       minority interest                                 (243,729)          (655,570)                17           (899,282)

Income tax provision                                      113,604            (90,543)               ---             23,061
                                                     ------------       ------------       ------------       ------------

       Loss before minority interest                     (357,333)          (565,027)                17           (922,343)

Minority interest in income (loss) of
     consolidated subsidiaries                             28,205                ---           (164,739)(C)       (136,534)

Equity in affiliate loss                                  (20,896)               ---                ---            (20,896)
                                                     ------------       ------------       ------------       ------------

Net loss                                             $   (406,434)      $   (565,027)      $    164,756       $   (806,705)
                                                     ============       ============       ============       ============

Loss per share:
     Basic                                           $       (.07)                                            $       (.14)
                                                     ============                                             ============
     Diluted                                         $       (.07)                                            $       (.14)
                                                     ============                                             ============

(A) Does not include any assumed interest on funds invested from Medicore's sale of its interest in Techdyne. Does not include any gain on Medicore sale of its interest in Techdyne. Book gain is estimated at approximately $3,700,000 with a related income tax expense of approximately $1,420,000.
(B)      Intercompany transactions and consolidation adjustments.
(C)      Minority interest in Techdyne earnings.
(D) Assumes continuation of Management Services Agreement between Medicore and Techdyne with $360,000 annual consideration. There is no assurance of the continuation of this agreement, which is cancelable by either party on 30 days' notice.

         The following pro forma consolidated statements of operations for the years ended December 31, 1999 and December, 1998 reflect the impact of the removal of Techdyne's historical operating results. Pro forma amounts do no include any assumed interest on funds invested from Medicore's sale of Techdyne or any gain on Medicore's sale of its interest in Techdyne. Pro forma amounts assume continuation of the Management Services Agreement between Medicore and Techdyne, although there is no assurance of the continuation of this agreement, which is cancelable by either party on 30 days' notice.

                         Medicore, Inc. and Subsidiaries
                 Pro Forma Consolidated Statement of Operations
                                   (Unaudited)

                                                                         Year Ended December 31, 1999
                                                        --------------------------------------------------------------------
                                                                              Pro Forma Adjustments
                                                                         -------------------------------
                                                            Medicore       Techdyne      Other Pro Forma         Pro Forma
                                                        Consolidated     Consolidated      Adjustments(A)       as Adjusted
                                                        ------------     ------------    ---------------        ------------
Revenues:
     Sales                                               $54,914,349      $(48,320,096)  $           ---       $  6,594,253
     Realized gain on sale of marketable securities          263,144               ---               ---            263,144
     Other income                                            466,925           (62,664)           79,244 (B)        843,505
                                                                                                 360,000 (D)
                                                        ------------     -------------   ---------------       ------------
                                                          55,644,418       (48,382,760)          439,244          7,700,902
                                                        ------------     -------------   ---------------       ------------
Cost and Expenses:
     Cost of goods sold                                   47,282,583       (42,579,142)           74,458 (B)      4,777,899
     Selling, general and administrative expenses          8,328,713        (4,411,685)          408,000 (B)      4,298,818
                                                                                                 (30,996)(B)
                                                                                                   4,786 (B)
     Interest expense                                        674,500          (738,794)          143,086 (B)         78,792
                                                        ------------     -------------   ---------------       ------------
                                                          56,285,796       (47,729,621)          599,334          9,155,509
                                                        ------------     -------------   ---------------       ------------

Loss before income taxes and
     minority interest                                      (641,378)         (653,139)         (160,090)        (1,454,607)

Income tax provision (credit)                                 57,186          (349,648)              ---           (292,462)
                                                        ------------     -------------   ---------------       ------------

Loss before minority interest                               (698,564)         (303,491)         (160,090)        (1,162,145)

Minority interest in income (loss) of
     consolidated subsidiaries                               (85,507)              ---          (128,003)(C)       (213,510)
                                                        ------------     -------------   ---------------      -------------

Net loss                                                $   (613,057)    $    (303,491)  $       (32,087)     $    (948,635)
                                                        ============     =============   ===============      =============

Loss per share:
     Basic                                                   $(.11)                                                 $(.17)
                                                             =====                                                  =====
     Diluted                                                 $(.11)                                                 $(.17)
                                                             =====                                                  =====

(A) Does not include any assumed interest on funds invested from Medicore's sale of its interest in Techdyne or any gain on Medicore sale of its interest in Techdyne. Book gain is estimated at approximately $3,700,000 with a related income tax expense of approximately $1,420,000.
(B)      Intercompany transactions and consolidation adjustments.
(C)      Minority interest in Techdyne earnings.
(D) Assumes continuation of Management Services Agreement between Medicore and Techdyne with $360,000 annual consideration. There is no assurance of the continuation of this agreement, which is cancelable by either party on 30 days' notice.

                         Medicore, Inc. and Subsidiaries
                 Pro Forma Consolidated Statement of Operations
                                   (Unaudited)

                                                                          Year Ended December 31, 1998
                                                        ------------------------------------------------------------------
                                                                              Pro Forma Adjustments
                                                                         --------------------------------
                                                           Medicore        Techdyne       Other Pro Forma       Pro Forma
                                                        Consolidated     Consolidated      Adjustments(A)      as Adjusted
                                                        ------------     ------------     ---------------      -----------
Revenues:
     Sales                                               $49,381,765      $(44,665,925)     $        ---       $ 4,715,840
     Realized gain on sales of marketable securities          12,780               ---               ---            12,780
     Other income                                            753,984          (260,806)           93,996 (B)       947,174
                                                                                                 360,000 (D)
                                                         -----------      ------------      ------------       -----------
                                                          50,148,529       (44,926,731)          453,996         5,675,794
                                                         -----------      ------------      ------------       -----------
Cost and Expenses:
     Cost of goods sold                                   42,460,760       (39,277,749)           89,208 (B)     3,272,222
     Selling, general and administrative expenses          7,123,888        (4,061,205)          408,000 (B)     3,444,475
                                                                                                 (30,996)(B)
                                                                                                   4,788 (B)
     Interest expense                                        592,414          (662,856)          156,197 (B)        85,755
                                                         -----------      ------------      ------------       -----------
                                                          50,177,062       (44,001,807)          627,197         6,802,452
                                                         -----------      ------------      ------------       -----------

Loss before income taxes and
     minority interest                                       (28,533)         (924,924)         (173,201)       (1,126,658)

Income tax credit                                           (352,369)         (127,212)              ---          (479,581)
                                                         -----------      ------------      ------------       -----------

Income (loss) before minority interest                       323,836          (797,712)         (173,201)         (647,077)

Minority interest in income (loss) of
     consolidated subsidiaries                               225,415               ---          (294,958)          (69,543)
                                                         -----------      ------------      ------------       -----------

Net income (loss)                                        $    98,421      $   (797,712)     $    121,757       $  (577,534)
                                                         ===========      ============      ============       ===========

Earnings (loss) per share:
     Basic                                                    $.02                                                 $(.10)
                                                              ====                                                 =====
     Diluted                                                  $.01                                                 $(.10)
                                                              ====                                                 =====

(A) Does not include any assumed interest on funds invested from Medicore's sale of its interest in Techdyne or any gain on Medicore sale of its interest in Techdyne. Book gain is estimated at approximately $3,700,000 with a related income tax expense of approximately $1,420,000.
(B)      Intercompany transactions and consolidation adjustments.
(C)      Minority interest in Techdyne earnings.
(D) Assumes continuation of Management Services Agreement between Medicore and Techdyne with $360,000 annual consideration. There is no assurance of the continuation of this agreement, which is cancelable by either party on 30 days' notice.

                         TECHDYNE, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                                  (UNAUDITED)

                                                                           DECEMBER 31,    DECEMBER 31,
                                                                               2000            1999
                                                                           ------------    ------------
                                     ASSETS
Current assets:
  Cash and cash equivalents                                                $    506,824    $    190,343
  Accounts receivable, less allowances of $120,000 at December 31, 2000
    and $67,000 at December 31, 1999                                          7,851,926       8,074,567
  Inventories, less allowances for obsolescence of $783,000 at
    December 31, 2000 and $709,000 at December 31, 1999                      10,183,134       9,492,309
  Prepaid expenses and other current assets                                     701,507         296,193
  Deferred tax asset                                                            498,097         440,759
                                                                           ------------    ------------
             Total current assets                                            19,741,488      18,494,171

Property and equipment:
  Land and improvements                                                         178,800         193,200
  Buildings and building improvements                                           690,431         746,036
  Machinery and equipment                                                     7,654,995       7,853,621
  Tools and dies                                                                450,583         843,202
  Leasehold improvements                                                        621,788         559,961
                                                                           ------------    ------------
                                                                              9,596,597      10,196,020
  Less accumulated depreciation and amortization                              4,605,128       4,836,365
                                                                           ------------    ------------
                                                                              4,991,469       5,359,655
Deferred expenses and other assets                                               41,193          94,435
Costs in excess of net tangible assets acquired, less accumulated amortization of $459,000 at December 31, 2000
     and $317,000 at December 31, 1999                                        3,101,635       2,848,038
                                                                           ------------    ------------
                                                                           $ 27,875,785    $ 26,796,299
                                                                           ============    ============
                      LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                                         $  4,248,750    $  5,049,456
  Accrued expenses                                                            1,826,546       1,679,513
  Current portion of long-term debt                                             625,048         576,239
  Income taxes payable                                                           99,433         203,043
  Advances from parent                                                          498,900              --
                                                                           ------------    ------------
          Total current liabilities                                           7,298,677       7,508,251
Deferred gain on sale of real estate                                            161,047         161,047
Long-term debt, less current portion                                          8,582,289       7,463,224
Advances from parent                                                                 --         498,315
Deferred income taxes                                                           252,600              --

Commitments and contingencies

Stockholders' equity:
  Common stock, $.01 par value, authorized 10,000,000 shares; issued and
    outstanding 6,556,990 shares in 2000 and 6,451,990 shares in 1999            65,570          64,520
  Capital in excess of par value                                             11,592,995      11,371,503
  Retained earnings (deficit)                                                   560,582          (4,445)
  Accumulated other comprehensive loss                                         (222,325)       (102,766)
  Notes receivable from options exercised                                      (415,650)       (163,350)
                                                                           ------------    ------------
             Total stockholders' equity                                      11,581,172      11,165,462
                                                                           ------------    ------------
                                                                           $ 27,875,785    $ 26,796,299
                                                                           ============    ============

See notes to consolidated financial statements.

                         TECHDYNE, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (UNAUDITED)

                                                           YEAR ENDED DECEMBER 31,
                                                 ---------------------------------------
                                                     2000          1999          1998
                                                 -----------   -----------   -----------
Revenues:
  Sales                                          $52,712,819   $48,320,096   $44,665,925
  Interest and other income                           53,693        62,664       260,806
                                                 -----------   -----------   -----------
                                                  52,766,512    48,382,760    44,926,731
Cost and expenses:
  Cost of goods sold                              46,510,042    42,579,142    39,277,746
  Selling, general and administrative expenses     4,761,240     4,411,685     4,061,205
  Interest expense                                   839,660       738,794       662,856
                                                 -----------   -----------   -----------
                                                  52,110,942    47,729,621    44,001,807
                                                 -----------   -----------   -----------

Income before income taxes                           655,570       653,139       924,924

Income tax provision                                  90,543       349,648       127,212
                                                 -----------   -----------   -----------

            Net income                           $   565,027   $   303,491   $   797,712
                                                 ===========   ===========   ===========

Earnings per share:
  Basic                                          $       .09   $       .05   $       .15
                                                 ===========   ===========   ===========
  Diluted                                        $       .09   $       .05   $       .13
                                                 ===========   ===========   ===========

                 See notes to consolidated financial statements.

                         TECHDYNE, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                                   (UNAUDITED)


                                                      CAPITAL IN                      RETAINED
                                         COMMON       EXCESS OF     COMPREHENSIVE     EARNINGS
                                         STOCK        PAR VALUE         INCOME        (DEFICIT)
                                     ------------    ------------    ------------    ------------
Balance at January 1, 1998           $     51,351    $ 10,612,691                    $ (1,105,648)
Comprehensive income:
   Net income                                                        $    797,712         797,712
   Other comprehensive income:
   Foreign currency translation
     adjustments                                                           17,848
                                                                     ------------
       Comprehensive income                                          $    815,560
                                                                     ============
Exercise of stock options and
  warrants                                  1,150         113,850
Consultant stock options                                   12,750
Subsidiary acquisition price
  adjustment                                              400,000
Advance on subsidiary acquisition
  price guarantee
                                     ------------    ------------    ------------    ------------
Balance at December 31, 1998               52,501      11,139,291                        (307,936)
Comprehensive income:
   Net income                                                        $    303,491         303,491
   Other comprehensive loss:
   Foreign currency translation
     adjustments                                                          (71,128)
                                                                     ------------
       Comprehensive income                                               232,363
                                                                     ============
Note conversion by Medicore
  (1,446,823 shares)                       14,469       2,517,473
Exercise of stock options                     500          49,500
Consultant stock options                                   40,000
Settlement subsidiary acquisition
  price guarantee                          (2,950)     (2,374,761)
                                     ------------    ------------                    ------------
Balance at December 31, 1999               64,520      11,371,503                          (4,445)
Comprehensive income:
   Net income                                                        $    565,027         565,027
   Other comprehensive loss:
   Foreign currency translation
     adjustments                                                         (119,559)
                                                                     ------------
         Comprehensive income                                        $    445,468
                                                                     ============
Exercise of stock options                   1,450         252,300
Repurchase of 40,000 shares                  (400)        (30,808)
                                     ------------    ------------                    ------------
Balance at December 31, 2000         $     65,570    $ 11,592,995                    $    560,582
                                     ============    ============                    ============


                                      ACCUMULATED       NOTES          ADVANCE
                                        OTHER         RECEIVABLE      SUBSIDIARY
                                     COMPREHENSIVE      STOCK           PRICE
                                     INCOME (LOSS)     OPTIONS        GUARANTEE          TOTAL
                                     ------------    ------------    ------------    ------------
Balance at January 1, 1998           $    (49,486)                                   $  9,508,908
Comprehensive income:
   Net income
   Other comprehensive income:
   Foreign currency translation
     adjustments                           17,848

       Comprehensive income                                                               815,560

Exercise of stock options and
  warrants                                               (113,850)                          1,150
Consultant stock options                                                                   12,750
Subsidiary acquisition price
  adjustment                                                                              400,000
Advance on subsidiary acquisition
  price guarantee                                                      (1,277,711)     (1,277,711)
                                     ------------    ------------    ------------    ------------
Balance at December 31, 1998              (31,638)       (113,850)     (1,277,711)      9,460,657
Comprehensive income:
   Net income
   Other comprehensive loss:
   Foreign currency translation
     adjustments                          (71,128)

       Comprehensive income                                                               232,363

Note conversion by Medicore
  (1,446,823 shares)                                                                    2,531,942
Exercise of stock options                                 (49,500)                            500
Consultant stock options                                                                   40,000
Settlement subsidiary acquisition
  price guarantee                                                       1,277,711      (1,100,000)
                                     ------------    ------------    ------------    ------------
Balance at December 31, 1999             (102,766)       (163,350)             --      11,165,462
Comprehensive income:
   Net income
   Other comprehensive loss:
   Foreign currency translation
     adjustments                         (119,559)

         Comprehensive income                                                             445,468

Exercise of stock options                                (252,300)                          1,450
Repurchase of 40,000 shares                                                               (31,208)
                                     ------------    ------------    ------------    ------------
Balance at December 31, 2000         $   (222,325)   $   (415,650)   $         --    $ 11,581,172
                                     ============    ============    ============    ============

                         TECHDYNE, INC. AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                                           YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------
                                                                    2000           1999           1998
                                                                -----------    -----------    -----------
Operating activities:
  Net income                                                    $   565,027    $   303,491    $   797,712
  Adjustments to reconcile net income to net cash
    (used in) provided by operating activities:
      Depreciation                                                1,261,455      1,192,204        996,919
      Amortization                                                  178,019        138,817        118,104
      Bad debt expense                                               25,000          1,714          2,179
      Provision for inventory obsolescence                          421,888        404,762        437,095
      Deferred income taxes (benefit)                                14,400         40,100        (10,295)
      Consultant stock option expense                                23,448         16,552         12,750
      Increase (decrease) relating
       to operating activities from:
        Accounts receivable                                         131,756     (2,324,576)       (55,293)
        Inventories                                              (1,155,456)    (2,036,063)        22,274
        Prepaid expenses and other
         current assets                                            (334,999)      (110,005)       410,884
        Accounts payable                                           (782,886)     1,820,943       (987,521)
        Accrued expenses                                            183,452        152,294       (213,984)
        Income taxes payable                                        (28,239)        83,016         13,362
                                                                -----------    -----------    -----------
          Net cash provided by (used in) operating activities       502,865       (316,751)     1,544,186

Investing activities:
  Subsidiary acquisition payments                                  (395,806)    (1,389,531)      (153,818)
  Advance on subsidiary acquisition price guarantee                      --             --     (1,277,711)
  Additions to property and equipment,
    net of minor disposals                                         (950,213)    (1,565,048)      (823,419)
  Deferred expenses and other assets                                 16,296         (1,329)        (3,520)
                                                                -----------    -----------    -----------
          Net cash used in investing activities                  (1,329,723)    (2,955,908)    (2,258,468)

Financing activities:
  Borrowings to finance subsidiary acquisition                           --             --        600,000
  Line of credit net borrowings (payments)                        1,562,445      1,867,590        413,709
  Other short-term bank borrowings                                       --        375,000             --
  Payments on short-term bank borrowings                                 --       (375,000)            --
  Exercise of stock options                                           1,450            500          1,150
  Proceeds from long-term borrowings                                150,000        783,333             --
  Payments on long-term borrowings                                 (561,534)      (724,942)      (916,470)
  Increase (decrease) in advances from parent                           585       (100,331)       823,367
  Repurchase of stock                                               (31,208)            --             --
                                                                -----------    -----------    -----------
          Net cash provided by financing activities               1,121,738      1,826,150        921,756

Effect of exchange rate fluctuations on cash                         21,601        (22,885)           699
                                                                -----------    -----------    -----------
Increase (decrease) in cash and cash equivalents                    316,481     (1,469,394)       208,173
Cash and cash equivalents at beginning of year                      190,343      1,659,737      1,451,564
                                                                -----------    -----------    -----------
Cash and cash equivalents at end of year                        $   506,824    $   190,343    $ 1,659,737
                                                                ===========    ===========    ===========

                 See notes to consolidated financial statements.

                         TECHDYNE, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (Unaudited)

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Business

         The Company is in one business segment, the manufacture of electronic and electro-mechanical products primarily manufactured to customer specifications in the data processing, telecommunication, instrumentation and food preparation equipment industries.

Consolidation

         The consolidated financial statements include the accounts of Techdyne, Inc. ("Techdyne") and its subsidiaries, including Lytton Incorporated ("Lytton"), Techdyne (Europe) Limited ("Techdyne (Europe)"), and Techdyne (Livingston) Limited which is a subsidiary of Techdyne (Europe), collectively referred to as the "Company." All material intercompany accounts and transactions have been eliminated in consolidation. The Company is a 71.3% owned subsidiary of Medicore, Inc. (the "Parent").

Major Customers

         A majority of the Company's sales are to certain major customers. The loss of or substantially reduced sales to any of these customers would have an adverse effect on the Company's operations if such sales were not replaced.

Inventories

         Inventories, which consist primarily of raw materials used in the production of electronic components, are valued at the lower of cost (first-in, first-out and/or weighted average cost method) or market value. The cost of finished goods and work in process consists of direct materials, direct labor and an appropriate portion of fixed and variable-manufacturing overhead. Inventories are comprised of following:

                                        DECEMBER 31,     DECEMBER 31,
                                            2000             1999
                                        -----------      -----------
Finished goods                          $   658,966      $ 1,018,131
Work in process                           2,586,900        2,463,191
Raw materials and supplies                6,937,268        6,010,987
                                        -----------      -----------
                                        $10,183,134      $ 9,492,309
                                        ===========      ===========

Property and Equipment

         Property and equipment is stated on the basis of cost. Depreciation is computed by the straight-line method over the estimated useful lives of the assets, which are generally 25 years for buildings and improvements; 3 to 10 years for machinery, computer and office equipment; 3 to 10 years for tools and dies; and 5 to 15 years for leasehold improvements based on the shorter of the lease term or estimated useful life of the property. Replacements and betterments that extend the lives of assets are capitalized. Maintenance and repairs are expensed as incurred. Upon the sale or retirement of assets the related cost and accumulated depreciation are removed and any gain or loss is recognized.

                         TECHDYNE, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (Unaudited)

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

Long-Lived Asset Impairment

         Pursuant to Financial Accounting Standards Board Statement No. 121 "Accounting for the Impairment of Long-Lived Assets to be Disposed of," impairment of long-lived assets, including intangibles related to such assets, is recognized whenever events or changes in circumstances indicate that the carrying amount of the asset, or related groups of assets, may not be fully recoverable from estimated future cash flows and the fair value of the related assets is less than their carrying value. The Company, based on current circumstances, does not believe any indicators of impairment are present.

Deferred Expenses

         Deferred expenses, except for deferred loan costs, are amortized on the straight-line method, over their estimated benefit period ranging to 60 months. Deferred loan costs are amortized over the lives of the respective loans.

Cost in Excess of Net Tangible Assets Acquired

         Cost in excess of net tangible assets acquired is being amortized on a straight-line basis over 25 years. If, in the opinion of management, an impairment of value occurs, based on the undiscounted cash flow method, any writedowns will be charged to expense.

Foreign Operations

         The financial statements of the foreign subsidiary have been translated into U.S. dollars in accordance with FASB Statement No. 52. All balance sheet accounts have been translated using the current exchange rates at the balance sheet date. Income statement accounts have been translated using the average exchange rate for the period. The translation adjustments resulting from the change in exchange rates from period to period have been reported separately as a component of accumulated other comprehensive (loss) income included in stockholders' equity. Foreign currency transaction gains and losses, which are not material, are included in the results of operations. These gains and losses result from exchange rate changes between the time transactions are recorded and settled, and for unsettled transactions, exchange rate changes between the time the transactions are recorded and the balance sheet date.

Customer Payment Terms

         The majority of the Company's sales are made at payment terms of net amount due in 30-45 days, and do not require collateral.

Income Taxes

         Deferred income taxes at the end of each period are determined by applying enacted tax rates applicable to future periods in which the taxes are expected to be paid or recovered to differences between the financial accounting and tax basis of assets and liabilities.

                         TECHDYNE, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (Unaudited)

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

Stock-Based Compensation

         The Company follows Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25) and related Interpretations in accounting for its employee stock options. Financial Accounting Standards Board Statement No. 123, "Accounting for Stock-Based Compensation" (FAS 123), permits a company to elect to follow the accounting provisions of APB 25 rather than the alternative fair value accounting provided under FAS 123 but requires pro forma net income and earnings per share disclosures as well as various other disclosures not required under APB 25 for companies following APB 25.

Earnings per Share

         Diluted earnings per share gives effect to potential common shares that were dilutive and outstanding during the period, such as stock options and warrants using the treasury stock method and average market price, shares assumed to be converted relating to the convertible promissory note to the Company's Parent (with earnings adjusted for interest expense related to the convertible promissory note which is assumed to be converted) and contingent shares for the stock price guarantee for the acquisition of Lytton.

Following is a reconciliation of amounts used in the basic and diluted computations:

                                                                  YEAR ENDED DECEMBER 31,
                                                          ------------------------------------
                                                             2000         1999         1998
                                                          ----------   ----------   ----------
Net income - numerator basic computation                  $  565,027   $  303,491   $  797,712
Effect of dilutive securities:
Interest adjustment on convertible note                           --           --      134,436
                                                          ----------   ----------   ----------
Net income, as adjusted for assumed conversion-
   Numerator diluted computation                          $  565,027   $  303,491   $  932,148
                                                          ==========   ==========   ==========

Weighted average shares - denominator basic computation    6,575,200    5,647,174    5,193,140
Effect of dilutive securities:
Stock options                                                 24,256       68,039      238,033
Contingent stock - acquisition                                    --      164,131      373,285
Convertible note                                                  --           --    1,347,729
                                                          ----------   ----------   ----------
Weighted average shares, as adjusted - denominator         6,599,456    5,879,344    7,152,187
                                                          ==========   ==========   ==========

Earnings per share:
   Basic                                                  $      .09   $      .05   $      .15
                                                          ==========   ==========   ==========
   Diluted                                                $      .09   $      .05   $      .13
                                                          ==========   ==========   ==========

         The Company has various stock options; however, only those options which were dilutive during the periods being reported on have been included in the earnings per share computations.

                         TECHDYNE, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (Unaudited)

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

Cash and Cash Equivalents

         The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. The carrying amounts reported in the balance sheet for cash and cash equivalents approximate their fair values. The credit risk associated with cash and cash equivalents is considered low due to the high quality of the financial institutions in which the assets are invested.

Accrued Expenses and Other Current Liabilities

Accrued expenses and other current liabilities is comprised as follows:

                                               DECEMBER 31,      DECEMBER 31,
                                                   2000              1999
                                               -----------       -----------
             Accrued compensation              $   518,436       $   466,481
             Other                               1,308,110         1,213,032
                                               -----------       -----------
                                               $ 1,826,546       $ 1,679,513
                                               ===========       ===========


Estimated Fair Value of Financial Instruments

         The carrying value of cash, accounts receivable and debt in the accompanying financial statements approximate their fair value because of the short-term maturity of these instruments, or in the case of debt because such instruments bear variable interest rates which approximate market.

Use of Estimates

         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Comprehensive Income

         The Company follows Financial Accounting Standards Board Statement No. 130, "Reporting Comprehensive Income" (FAS 130) which contains rules for the reporting of comprehensive income and its components. Comprehensive income consists of net income and foreign currency translation adjustments and is presented in the Consolidated Statement of Shareholders' Equity.

Revenue Recognition

         The Company follows the guidelines of SEC Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" (SAB 101). Product sales are recorded upon delivery pursuant to agreed upon shipping terms.

                         TECHDYNE, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (Unaudited)

NOTE 1--SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--CONTINUED

New Pronouncements

         In June, 1998, the Financial Accounting Standards Board issued Financial Accounting Standards Board Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). FAS 133 is effective for fiscal quarters of fiscal years beginning after June 15, 2000. FAS 133 establishes accounting and reporting standards for derivative instruments and for hedging activities and requires, among other things, that all derivatives be recognized as either assets or liabilities in the statement of financial position and that those instruments be measured at fair value. The Company is in the process of determining the impact that the adoption of FAS 133 will have on its consolidated financial statements. Due to the Company's limited use of derivative financial instruments, the adoption of FAS 133 is not expected to have a significant effect on its consolidated results of operations, financial position or cash flows.

         In December, 1999, the Securities and Exchange Commission issued SEC Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" (SAB 101). In March, 2000, the Financial Accounting Standards Board issued Financial Accounting Standards Board Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation" (FIN 44), effective July 1, 2000. The Company was previously in compliance with both SAB 101 and FIN 44; accordingly, these pronouncements have no effect on its consolidated results of operations, financial position, or cash flows.

NOTE 2--LONG-TERM DEBT

         The Company had a five-year $1,500,000 commercial term loan and a $1,600,000 commercial revolving line of credit which became effective December 27, 1997. The line of credit had an outstanding balance of $1,600,000 at December 31, 1999. This line had a scheduled maturity of May 1, 2000 with monthly payments of interest at prime. The commercial term loan, with an outstanding balance of $900,000 at December 31, 1999 had a scheduled maturity date of December 15, 2002 with monthly principal payments of $25,000 plus interest. Both credit facilities were collateralized by the corporate assets of Techdyne.

         The Company had two other commercial term loans with the same bank handling its December 29, 1997 loans, one for $712,500 for five years maturing on February 7, 2001 at an annual rate of interest equal to 8.28% with a monthly payment of principal and interest of $6,925 based on a 15-year amortization schedule with the unpaid principal and accrued interest due on the maturity date. This term loan had an outstanding balance of approximately $606,000 at December 31, 1999 and was secured by a mortgage on properties in Hialeah, Florida owned by the Company's Parent, two of which properties are leased to the Company and one parcel being vacant land used as a parking lot. Under this term loan the Company was obligated to adhere to a variety of affirmative and negative covenants.

                         TECHDYNE, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (Unaudited)

NOTE 2--LONG-TERM DEBT--CONTINUED

         The second commercial term loan was for the principal amount of $200,000 for a period of five years bearing interest at a per annum rate of 1.25% over the bank's prime rate and requiring monthly principal payments with accrued interest of $3,333 through maturity on February 7, 2001. This $200,000 term loan which had a balance of approximately $47,000 at December 31, 1999 was secured by all of Techdyne's tangible personal property, goods and equipment, and all cash or noncash proceeds of such collateral.

         The Parent unconditionally guaranteed the payment and performance by the Company of the revolving loan and the three commercial term loans and subordinated the Company's intercompany indebtedness to the Parent to the bank's position. There were cross defaults between the revolving line and term loans exclusive of the $200,000 term loan.

         In February, 2000, the Company refinanced its line of credit and term loans through the same bank which handles Lytton's financing. One credit facility is a $4,500,000 three year committed line of credit facility maturing February, 2003 with interest at prime minus 1/4% and an option to fix the rate for up to 180 days at Libor plus 2.50%. This line of credit had an outstanding balance of approximately $3,883,000 at December 31, 2000. The bank also extended a $1,000,000 five year term loan maturing February 2005 with the same interest rate as for the line of credit. This loan had an outstanding balance of approximately $833,000 at December 31, 2000. The interest rate on both loans was 9.25% as of December 31, 2000. The loans are secured by the business assets of the Company and are cross collateralized with the debt of Lytton.

         Lytton had a $1,500,000 revolving bank line of credit requiring monthly interest payments at prime plus 1/2% maturing June 30, 1999 which was increased to $3,000,000 and extended to June 30, 2000. In conjunction with the Company's refinancing, the bank amended this line of credit to coincide with the Company's loan agreements. Accordingly, the maturity was extended to February 2003 and the interest rate was reduced to prime minus 1/4% with an option to fix the rate for 180 days at Libor plus 2.50%. There was an outstanding balance on this loan of approximately $2,786,000 at December 31, 2000 and $2,830,000 December 31, 1999.
Lytton had a $1,000,000 installment loan with the same bank maturing August 1, 2002, with an annual rate of intereste of 9% until July 1999, with monthly payments of $16,667 plus interest. Lytton replaced this loan at June 30, 1999 with a $1,400,000 installment loan with interest at prime plus 1/2% and monthly payments of $23,333 plus interest payable in 60 monthly installments commencing August 1, 1999 with the final installment due June 30, 2004. The balance outstanding on this loan was approximately $1,028,000 at December 31, 2000 and $1,283,000 at December 31, 1999. Lytton also has a $500,000 equipment loan agreement with the same bank maturing February 2003 with monthly interest payments until January 2001 and monthly principal payments of $6,000 plus interest commencing January 2001 with interest originally at prime plus 1/2%. This loan had an outstanding balance of $150,000 at December 31, 2000 with no outstanding balance as of December 31, 1999. In conjunction with the Company's refinancing, the bank amended the interest rate on these term loans to prime minus 1/4% with an option to fix the rate for 180 days at Libor plus 2.50%.
The interest rate on all of the Lytton bank loans was 9.25% as of December 31, 2000. All of these bank loans are secured by the business assets of Lytton, and are cross collateralized with the debt of the Company.

                         TECHDYNE, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (Unaudited)

NOTE 2--LONG-TERM DEBT--CONTINUED


Long-term debt is as follows:                                                  DECEMBER 31,
                                                                        ---------------------------
                                                                            2000            1999
                                                                        -----------     -----------
Three year line of credit agreement, secured by business assets of the Company and cross collateralized by the business assets of
   Lytton.  Monthly payments of interest as described above.            $ 3,883,058             ---

Installment loan secured by business assets of the Company and cross collateralized by the business assets of Lytton.  Monthly
   payments of principal and interest as described above.                   833,330             ---

Term loan secured by real property of Parent.  Monthly payments of
   principal and interest as described above.                                   ---     $   605,584

Term loan secured by tangible personal property, goods and
   equipment.  Monthly payments of principal and interest as
   described above.                                                             ---          46,764

Commercial term loan secured by corporate assets of the Company.
   Monthly payments of principal and interest as described above.               ---         900,000

Three year revolving line of credit agreement maturing May 1, 2000.
   Secured by corporate assets of the Company. Monthly payments
   of interest as described above.                                              ---       1,600,000

Mortgage note secured by land and building with a net book value of $699,000 at December 31, 2000. Quarterly payments of
   approximately $18,000 based on exchange rates at December 31,
   2000 for 15 years commencing October 1994 including interest
   at 2% above bank base rate.                                              413,608         489,308

Line of credit agreement, refinanced in February 2000 as described above. Secured by business assets of Lytton and cross
   collateralized by the business assets of the Company.  Monthly
   payments of interest as described above.                               2,786,442       2,829,997

Installment loan secured by business assets of Lytton and cross collateralized by the business assets of the Company.  Monthly
   payments of principal and interest as described above.                 1,028,337       1,283,333

Equipment loan secured by business assets of Lytton and cross collateralized by the business assets of the Company.  Monthly
   payments of principal and interest as described above.                   150,000             ---

Equipment loan requiring monthly payments of $4,298 including interest at 5.5% and maturing in April 2002. The loan is secured by equipment of Lytton with a carrying value of approximately
   $277,000 at December 31, 2000.                                            66,157         112,693

Other                                                                        46,405         171,784
                                                                        -----------     -----------
                                                                          9,207,337       8,039,463
Less current portion                                                        625,048         576,239
                                                                        -----------     -----------
                                                                        $ 8,582,289     $ 7,463,224
                                                                        ===========     ===========

                         TECHDYNE, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (Unaudited)

NOTE 2--LONG-TERM DEBT--CONTINUED

         The prime rate was 9.50 as of December 31, 2000 and 8.50% as of December 31, 1999.

         In July 1994, Techdyne (Europe) purchased the facility housing its operations obtaining a 15 year mortgage which had a U.S. dollar equivalency of approximately $414,000 at December 31, 2000 and $489,000 at December 31, 1999, based on exchange rates in effect at each of these dates.

         Scheduled maturities of long-term debt outstanding at December 31, 2000 are approximately: 2001---$625,000; 2002---$597,000; 2003---$7,467,000;
2004---$261,000; 2005---$91,000; thereafter---$166,000. Interest payments on all of the above debt amounted to approximately $784,000, $581,000 and $513,000 in 2000, 1999 and 1998, respectively.

         The Company's line of credit and term loan contain certain restrictive covenants that, among other things, restrict the payment of dividends, restrict additional indebtedness, and require maintenance of certain financial ratios.

NOTE 3--INCOME TAXES

         The Company files separate federal and state income tax returns from its Parent, with its income tax liability reflected on a separate return basis. The Company has net operating loss carryforwards of approximately $170,000 and $1,000,000 at December 31, 2000 and 1999.

         Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. For financial reporting purposes a valuation allowance of $303,000 at December 31, 1999 was recognized to offset the deferred tax assets. Significant components of the Company's deferred tax liabilities and assets are as follows:

                                                              DECEMBER 31,
                                                      -------------------------
                                                          2000          1999
                                                      -----------   -----------
         Deferred tax liabilities:
            Depreciation                              $   252,600   $   377,525
                                                      -----------   -----------
                  Total deferred tax liability        $   252,600   $   377,525
         Deferred tax assets:
            Inventory obsolescence                        275,501       327,733
            Cost capitalized in ending inventory           70,328        69,074
            Accrued expenses                               49,017
            Tax credits                                        --       303,000
            Other                                          36,979        40,174
                                                      -----------   -----------
               Sub-total                                  431,825       739,981
         Net operating loss carryforwards                  66,272       417,400
                                                      -----------   -----------
                     Total deferred tax assets            498,097     1,157,381
         Valuation allowance for deferred tax assets           --      (303,000)
                                                      -----------   -----------
            Net deferred tax assets                       498,097       854,381
                                                      -----------   -----------
            Net deferred tax asset                    $   245,497   $   476,856
                                                      ===========   ===========

         A valuation allowance was provided to offset a portion of the deferred tax asset recorded at December 31, 1999 as management believed that it was more likely than not, based on the weight of the available evidence, this portion of the deferred tax asset would not be realized.

                         TECHDYNE, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (Unaudited)

NOTE 3--INCOME TAXES--CONTINUED

Deferred taxes in the accompanying balance sheets consist of the following components:

                                                            DECEMBER 31,
                                                    --------------------------
                                                       2000            1999
                                                    -----------    -----------
         Current deferred tax asset                 $        --    $   473,975
         Current deferred tax liability                (252,600)       (33,216)
                                                    -----------    -----------
         Net current deferred tax asset
           (liability)                                 (252,600)       440,759
         Long-term deferred tax asset                   498,097        413,622
         Long-term deferred tax liability                    --       (377,525)
                                                    -----------    -----------
         Net long-term deferred tax asset
           (liability)                                  498,097         36,097
                                                    -----------    -----------

         Net deferred tax asset                     $   245,497    $   476,856
                                                    ===========    ===========


For financial reporting purposes, income before income taxes includes the following components:

                                                 YEAR ENDED DECEMBER 31,
                                      -----------------------------------------
                                          2000           1999           1998
                                      -----------    -----------    -----------
         United States income         $   983,848    $ 1,229,773    $ 1,462,390
         Foreign loss                    (328,278)      (576,634)      (537,466)
                                      -----------    -----------    -----------
                                      $   655,570    $   653,139    $   924,924
                                      ===========    ===========    ===========

Significant components of the provision (benefit) for income taxes are as follows:

                                                 YEAR ENDED DECEMBER 31,
                                      -----------------------------------------
                                          2000           1999           1998
                                      -----------    -----------    -----------
         Current:
            Federal                  $    20,000    $   247,619    $    53,992
            State                         60,600         69,369         83,515
                                     -----------    -----------    -----------
                                          80,600        316,988        137,507
         Deferred:
            Federal                      (18,489)        32,660         85,602
            Foreign                           --             --        (95,897)
            State                         28,432             --             --
                                     -----------    -----------    -----------
                                           9,943         32,660        (10,295)
                                     -----------    -----------    -----------
                                     $    90,543    $   349,648    $   127,212
                                     ===========    ===========    ===========

Techdyne (Europe) files separate income tax returns in the United Kingdom.

         The reconciliation of income tax attributable to income before income taxes computed at the U.S. federal statutory rates to income tax expense (benefit) is:

                                                                    YEAR ENDED DECEMBER 31,
                                                         -----------------------------------------
                                                             2000           1999           1998
                                                         -----------    -----------    -----------
         Statutory tax rate (34%) applied to
             income before income taxes                  $   222,894    $   222,067    $   314,474
         Increases (reduction) in taxes resulting from:
            State income taxes-net of federal
              income tax effect                               53,196         44,021         74,628

                         TECHDYNE, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (Unaudited)

NOTE 3--INCOME TAXES--CONTINUED


            Tax rate differential relating to tax benefit of
               foreign operating loss                            111,615      196,056       86,841
            Non deductible items                                   9,592       23,657       40,780
           Change in deferred tax valuation allowance           (303,000)    (145,000)    (402,465)
         Other                                                    (3,754)       8,847       12,954
                                                               ---------    ---------    ---------
                                                               $  90,543    $ 349,648    $ 127,212
                                                               =========    =========    =========

         Undistributed earnings of the Company's foreign subsidiary amounted to approximately $1,390,000 at December 31, 2000 and $1,718,000 December 31, 1999.
Those earnings are considered to be indefinitely reinvested and, accordingly, no provision for U.S. federal and state income taxes has been provided thereon. Upon distribution of those earnings in the form of dividends or otherwise, the Company would be subject to both U.S. income taxes (subject to an adjustment for foreign tax credits) and withholding taxes payable to the various foreign countries. Determination of the amount of unrecognized deferred U.S. income tax liability is not practicable because of the complexities associated with its hypothetical calculation; however, foreign tax credits may be available to reduce some portion of the U.S. liability. Withholding taxes of approximately $69,000 and $86,000 would be payable upon remittance of all previously unremitted earnings at December 31, 2000 and December 31, 1999, respectively.

         Income tax payments were approximately $368,000, $227,000 and $32,000 in 2000, 1999 and 1998, respectively.

NOTE 4--TRANSACTIONS WITH PARENT

         The Parent provides certain financial and administrative services to the Company pursuant to a service agreement. The amount of expenses allocated by the Parent and those covered under the service agreement totaled $360,000, $408,000 and $408,000 in 2000, 1999 and 1998.

         The advances from Parent were made under a demand convertible promissory note with interest at 5.7%. The balance of the note including accrued interest, which amounted to $2,427,000 at December 31, 1998, was convertible into common stock of the Company at the option of the Parent at a conversion price of $1.75 per share. On September 30, 1999, the Parent converted the note balance which amounted to $2,531,942, including accrued interest into 1,446,823 shares of the Company's common stock resulting in an increase in the Parent' ownership interest to 72.5%. The Parent had previously converted $350,000 of this note into 200,000 common shares in June 1996 and $875,000 into 500,000 common shares in November 1997. Advances from the Parent on the balance sheet represent an advance payable to the Parent of approximately $499,000 at December 31, 2000 and $498,000 at December 31, 1999 with interest at 5.7%. Interest on the net advances amounted to $31,000, $143,000 and $156,000, in 2000, 1999 and
1998, respectively, and is included in the net balance due the Parent. It is anticipated that the advances will be repaid within one year; accordingly, the advances are reflected as current at December 31, 2000.

                         TECHDYNE, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (Unaudited)

NOTE 4--TRANSACTIONS WITH PARENT--CONTINUED

         The Company has deferred the gain on the sale of real property to its Parent of approximately $161,000. The premises are leased from the Parent under a 10-year net lease expiring August 31, 2010 at an annual rental of $150,000 plus applicable taxes.

         The Company manufactured certain products for the Parent through February 1999. Sales of the products were $23,000 and $172,000 in 1999 and 1998, respectively.

NOTE 5--RELATED PARTY TRANSACTIONS

         For the years ended December 31, 2000, 1999 and 1998, respectively, the Company paid premiums of approximately $588,000, $467,000 and $348,000, for insurance through a director and stockholder, and the relative of a director and stockholder.

         For the years ended December 31, 2000, 1999 and 1998, respectively, legal fees of $52,000, $45,000 and $47,000, were paid to an attorney who acts as general counsel and Secretary for the Company and the Parent and is a director of the Parent.

         Subcontract manufacturing is performed for the Company by a company of which a director of the Company is President and one of the owners. Subcontract manufacturing purchases from this company amounted to approximately $2,302,000, $1,728,000 and $2,245,000 in 2000, 1999 and 1998, respectively.

NOTE 6--COMMITMENTS AND CONTINGENCIES

Commitments

         Lytton leases its operating facilities from an entity, which is owned by Lytton's former owner and former President. The operating lease, which expires July 31, 2002, requires annual lease payments of approximately $218,000, adjusted each year based on the Consumer Price Index, and contains renewal options for a period of five to ten years at the then fair market rental value. The Company leases several facilities including that of Lytton and those under lease from its Parent which expire at various dates through 2010 generally with renewal options for five years at the then fair market rental value. The Company's aggregate lease commitments at December 31, 2000, are approximately:
2001---$706,000, 2002---$542,000, 2003---$402,000, 2004---$410,000 and
2005---$491,000. Total rent expense was approximately $818,000, $806,000 and $817,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

         Lytton sponsors a 401(k) Profit Sharing Plan covering substantially all of its employees. The Company adopted this plan as a participating employer effective July 1, 1998. The discretionary profit sharing and matching expense, including that of the Company and Lytton amounted to approximately $80,000 for the year ended December 31, 2000 and $86,000 for the year ended December 31, 1999.

                         TECHDYNE, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (Unaudited)

NOTE 7--STOCK OPTIONS

         The Company has elected to follow Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees" (APB 25) and related Interpretations in accounting for its employee stock options because, as is discussed below, Financial Accounting Standards Board Statement No. 123, "Accounting for Stock Based Compensation" (FAS 123), requires use of option valuation models that were not developed for use in valuing employee stock options. Under APB 25, because the exercise price of the Company's stock options equals the market price of the underlying stock on the date of grant, no compensation expense was recognized.

         In May 1994, the Company adopted a stock option plan for up to 250,000 options. Pursuant to this plan, in May 1994, the board of directors granted 227,500 options to certain of its officers, directors and employees. These options were exercisable for a period of five years at $1 per share. On June 30, 1998, 115,000 of these options were exercised and on May 10, 1999, 50,000 of the remaining options were exercised. The Company received cash payment of the par value and the balance in three year promissory notes, presented in the stockholders' equity section of the balance sheet with interest at 5.16% for the June 1998 exercises and 4.49% for the May 1999 exercises.

         On February 27, 1995 the Company granted non-qualified stock options, not part of the 1994 Plan, to directors of Techdyne and its subsidiary for 142,500 shares exercisable at $1.75 per share for five years. In April 1995, the Company granted a non-qualified stock option for 10,000 shares which vested immediately, not part of the 1994 Plan, to its general counsel at the same price and terms as the directors' options. On February 25, 2000, 145,000 of these options were exercised. The Company received cash payment of the par value and the balance in three year promissory notes presented in the stockholders' equity section of the balance sheet, with interest at 6.19%.

         In June 1997, the Company adopted a stock option plan for up to 500,000 options, and pursuant to this plan the board granted 375,000 options exercisable for five years through June 22, 2002 at $3.25 per share, with 325,000 of these options outstanding at December 31, 2000. On June 30, 1999, the Company granted 52,000 options exercisable for three years through September 29, 2002 at $4.00 per share with 10,000 options outstanding at December 31, 2000. On August 25, 1999, the Company granted 16,000 options exercisable for three years through August 24, 2002 at $4.00 per share with 13,000 options outstanding at December 31, 2000. On December 15, 1999 the Company granted 19,000 options exercisable for three years through December 14, 2002 at $4.00 per share with 13,000 options outstanding at December 31, 2000. On May 24, 2000, the Company granted 3,000 options exercisable for three years through May 23, 2003 at $4.00 per share, which remain outstanding at December 31, 2000. On October 16, 2000, the Company granted 90,000 three year stock options exercisable at $2.00 per share through October 15, 2002, with one-third of the options vesting immediately, one-third vesting on October 16, 2001 and one-third vesting on October 16, 2002.

         In May, 1998, as part of the consideration pursuant to an agreement for investor relations and corporate communications services, the Company granted options for 25,000 shares of its common stock exercisable for three years through May 14, 2001 at $4.25 per share. Options for 6,250 shares of the Company's common stock vested during 1998 with no additional options to vest due to cancellation of this agreement in August, 1998. Pursuant to FAS 123, the Company recorded $13,000 expense for options vesting under this agreement.

                         TECHDYNE, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (Unaudited)

NOTE 7--STOCK OPTIONS--CONTINUED

         The Company entered into a consulting agreement on July 1, 1999 for financial advisory services which ended on September 15, 2000. As compensation, the consultant received non-qualified stock options to purchase 100,000 shares of the Company's common stock exercisable at $3.50 per share that expired on September 15, 2000. These options were valued at $40,000 resulting in approximately $23,000 expense during 2000 and $17,000 expense during 1999.

         Pro forma information regarding net income and earnings per share is required by Statement 123, and has been determined as if the Company had accounted for its employee stock options under the fair value method of that Statement. The fair value for these options was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions for the options issued during 2000, 1999 and 1998, respectively: risk-free interest rate of 5.88%, 5.20% and 5.55%; no dividend yield; volatility factor of the expected market price of the Company's common stock of .85, .67 and .58; and an expected life of the options of 3 years, 1.8 years, and 3 years.

         The Black-Scholes options valuation model was developed for use in estimating the fair value of traded options which have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective input assumptions including the expected stock price volatility. Because the Company's employee stock options have characteristics significantly different than those of traded options and because changes in the subjective input assumptions can materially affect the fair value estimate, in management's opinion, the existing models do not necessarily provide a reliable single measure of the fair value of its employee's stock options.

         For purposes of pro forma disclosures, the estimated fair value of options is amortized to expense over the options' vesting period. The Company's pro forma information for options issued is as follows:

                                                2000         1999         1998
                                              --------     --------     --------
       Pro forma net income                   $557,000     $233,000     $790,000
                                              ========     ========     ========
       Pro forma earnings per share:
          Basic                               $    .09     $    .04     $    .15
                                              ========     ========     ========
          Diluted                             $    .09     $    .04     $    .13
                                              ========     ========     ========

                         TECHDYNE, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (Unaudited)

NOTE 7--STOCK OPTIONS--CONTINUED

         A summary of the Company's stock option activity, for the years ended December 31, follows:

                                                  2000                          1999                          1998
                                       --------------------------    --------------------------    --------------------------
                                                  WEIGHTED-AVERAGE              WEIGHTED-AVERAGE              WEIGHTED-AVERAGE
                                       OPTIONS     EXERCISE PRICE    OPTIONS     EXERCISE PRICE    OPTIONS     EXERCISE PRICE
                                       --------    --------------    --------    --------------    --------    --------------
Outstanding-beginning of year           688,250                       590,350                       699,100
Granted                                  93,000           $2.06       187,000           $3.73         6,250            $4.25
Exercised                              (145,000)           1.75       (50,000)           1.00      (115,000)           $1.00
Expired                                (176,000)           3.57       (39,100)           2.77            --
                                       --------                      --------                      --------
Outstanding-end of year                 460,250                       688,250                       590,350
                                       ========                      ========                      ========
Outstanding and exercisable
  at end of year:
May 1994 options                             --                            --                        56,600             1.00
February and April 1995 options              --                       150,000           $1.75       152,500             1.75
June 1997 options                       325,000           $3.25       345,000            3.25       375,000             3.25
May 1998 options                          6,250            4.25         6,250            4.25         6,250             4.25
June, August and December 1999
   options, and May 2000 options         39,000            4.00        87,000            4.00            --
July 1999 options                            --                       100,000            3.50            --
October 2000 options                     30,000            2.00            --                            --
                                       --------                      --------                      --------
                                        400,250                       688,250                       590,350
                                       ========                      ========                      ========
Weighted-average fair value of
   options granted during the year     $    .44                      $    .59                      $   2.04
                                       ========                      ========                      ========

         The remaining average contractual life at December 31, 2000 is 2.8 years for the October 2000 options, 3.6 years for the June 1999, August 1999, December 1999 and May 2000 options, .4 years for the 1998 options and 1.5 years for the June 1997 options. There are 90,000 October 2000 options with a $2.00 exercise price which are included in outstanding options at December 31, 2000 of which 30,000 were vested and reflected as exercisable.

NOTE 8--COMMON STOCK

         The Company has 460,250 shares reserved for future issuance at December 31, 2000, including: 325,000 shares for 1997 options; 6,250 shares for 1998 options; 36,000 shares for 1999 options; and 93,000 shares for 2000 options.

NOTE 9--QUARTERLY FINANCIAL INFORMATION (UNAUDITED)

         The following summarizes certain quarterly operating data:

                                     YEAR ENDED DECEMBER 31, 2000                      YEAR ENDED DECEMBER 31, 1999
                              --------------------------------------------     -------------------------------------------
                              MARCH 31    JUNE 30     SEPT. 30     DEC. 31     MARCH 31     JUNE 30    SEPT. 30    DEC. 31
                              --------    -------     --------     -------     --------     -------    --------    -------
                                                            (In thousands except per share data)
Net Sales                     $12,638     $12,280     $13,616      $14,178      $ 9,835     $10,457    $14,129     $13,899
Gross profit                    1,162       1,420       1,700        1,920        1,016       1,257      2,079       1,389
Net income (loss)                (201)        (36)        224          578         (149)          2        626        (176)
Earnings (loss) per share:
   Basic                      $  (.03)    $  (.01)    $   .03      $   .09      $  (.03)    $    --    $   .12     $  (.03)
   Diluted                    $  (.03)    $  (.01)    $   .03      $   .09      $  (.03)    $    --    $   .10     $  (.03)

                         TECHDYNE, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (Unaudited)

NOTE 9--QUARTERLY FINANCIAL INFORMATION (UNAUDITED)--CONTINUED

         Since the computation of earnings per share is made independently for each quarter using the treasury stock method, the total of four quarters earnings do not necessarily equal earnings per share for the year.

         The Company recorded an adjustment to the valuation allowance relating to its deferred tax asset of approximately $303,000 during the fourth quarter of 2000, $145,000 during the fourth quarter of 1999 and $400,000 during the fourth quarter of 1998.

NOTE 10--ACQUISITION

         On July 31, 1997, the Company acquired Lytton, which manufactures and assembles printed circuit boards and other electronic products, for $2,500,000 cash, paid at closing, and issuance of 300,000 shares of the Company's common stock. The Company guaranteed that the seller would realize a minimum of $2,400,000 from the sale of these shares of common stock based on Lytton having achieved certain earnings objectives. The total purchase price in excess of the fair value of net assets acquired is being amortized over 25 years. Additional contingent consideration was due if Lytton achieved pre-defined sales levels. Additional consideration of approximately $396,000, $290,000 and $154,000 was paid in April 2000, April 1999 and April 1998, respectively, based on sales levels. As the contingencies have been resolved, additional consideration due, has been recorded as goodwill, and is being amortized over the remainder of the initial 25 year life of the goodwill.

         In July, 1998, the Company advanced the seller approximately $1,278,000 ("Advance") toward the guarantee for the sale of the Company's common stock in addition to the prior sales by the seller. Subsequently, the Company guaranteed the seller aggregate proceeds of no less than $1,100,000 from the sale of the remaining common stock if sold on or prior to July 31, 1999. In July, 1999, the Company forgave the Advance and issued payment of $1,100,000 to the seller, which together with the proceeds realized by the seller from the sale of stock in 1998 satisfied the Company's remaining obligation under the $2,400,000 guarantee. The remaining 295,000 shares of common stock held by the seller as security for the remaining $2,378,000 guarantee were returned to the Company and were cancelled.

NOTE 11--CAPITAL EXPENDITURES, GEOGRAPHIC AREA DATA AND MAJOR CUSTOMERS

         Summarized financial information in accordance with FAS 131 for the Company's one reportable segment is shown in the following table.

       CAPITAL EXPENDITURES             2000            1999            1998
       --------------------         ------------    ------------   ------------
                                    $    893,269    $  1,475,823    $    832,410
                                    ============    ============    ============

       GEOGRAPHIC AREA SALES                            2000            1999
       ---------------------        ------------    ------------    ------------
       United States                $ 47,843,141    $ 44,501,810    $ 40,019,478
       Europe(1)                       4,869,678       3,818,286       4,646,447
                                    ------------    ------------    ------------
                                    $ 52,712,819    $ 48,320,096    $ 44,665,925
                                    ============    ============    ============

(1)      Techdyne (Europe) sales are primarily to customers in the United
         Kingdom.

                         TECHDYNE, INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2000
                                   (Unaudited)

NOTE 11--CAPITAL EXPENDITURES, GEOGRAPHIC AREA DATA AND MAJOR CUSTOMERS

GEOGRAPHIC AREA PROPERTY, PLANT AND EQUIPMENT (NET)           2000            1999           1998
---------------------------------------------------       -------------   ------------   ------------
United States                                             $   3,918,081   $  4,074,801   $  3,689,894
Europe                                                        1,073,388      1,284,854      1,386,142
                                                          -------------   ------------   ------------
                                                          $   4,991,469   $  5,359,655   $  5,076,036
                                                          =============   ============   ============


         Sales to major customers are as follows:
                                                                     YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------
MAJOR CUSTOMERS                                               2000            1999           1998
---------------                                           -------------   ------------   ------------
Motorola(1)                                               $          --   $  6,338,000   $  4,488,000
Illinois Tool Works                                          10,196,000      7,195,000      8,183,000
Alcatel(2)                                                    6,179,000             --             --
Trilithic(2)                                                  6,177,000             --             --

(1)      Less than 10% of sales for 2000.
(2)      Less than 10% of sales for 1999 and 1998.

         A majority of the Company's sales are to certain major customers. The loss of or substantially reduced sales to any of these customers would have an adverse affect on the Company's operations if such sales were not replaced.

         Sales to Illinois Tool Works (PMI Food Equipment Group) by Lytton, represented approximately 38% and 32% of Lytton's sales and 19% and 15% of consolidated sales for the years ended December 31, 2000 and 1999, respectively.

         Sales to Compaq Computer Corp., which at one time was a major customer of Techdyne (Europe) amounted to $139,000 in 2000, $209,000 in 1999 and $1,192,000 in 1998 representing 3%, 5% and 26% of the sales of Techdyne (Europe) for 2000, 1999 and 1998, respectively.

NOTE 12--REPURCHASE OF COMMON STOCK

         In October, 2000, the Company repurchased and cancelled 40,000 shares of its common stock with a repurchase cost of approximately $31,000. The Company currently has no formal plan to repurchase additional shares.

                          TECHDYNE, INC. AND SUBSIDIARIES

                  CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                       Three Months Ended
                                                            March 31,
                                                     -----------------------
                                                        2001         2000
                                                        ----         ----
Revenues:
  Sales                                              $13,244,127   $12,638,394
  Interest and other income                                9,189        10,219
                                                     -----------   -----------
                                                      13,253,316    12,648,613

Cost and expenses:
  Cost of goods sold                                  11,776,275    11,475,966
  Selling, general and administrative expenses         1,143,955     1,198,380
  Interest expense                                       193,236       194,966
                                                     -----------   -----------
                                                      13,113,466    12,869,312

Income (loss) before income taxes                        139,850      (220,699)

Income tax provision (benefit)                           139,066       (19,696)
                                                     -----------   -----------

   Net income (loss)                                 $       784   $  (201,003)
                                                     ===========   ===========

Earnings (loss) per share:
   Basic                                                 $--           $(.03)
                                                         ===           =====
   Diluted                                               $--           $(.03)
                                                         ===           =====

See notes to consolidated condensed financial statements.

                          TECHDYNE, INC. AND SUBSIDIARIES

                        CONSOLIDATED CONDENSED BALANCE SHEETS

                                                       March 31,   December 31,
                                                         2001         2000(A)
                                                       ---------   ------------
                                                      (Unaudited)
                          ASSETS
Current assets:
  Cash and cash equivalents                          $   151,263   $   506,824
  Accounts receivable, less allowances of
   $134,000 at March 31, 2001
   and $120,000 at December 31, 2000                   8,775,375     7,851,926
  Inventories, less allowances for obsolescence
   of $709,000 at March 31, 2001 and $783,000 at
   December 31, 2000                                   9,788,750    10,183,134
  Prepaid expenses and other current assets              632,278       701,507
  Deferred tax asset                                     498,097       498,097
                                                     -----------   -----------
          Total current assets                        19,845,763    19,741,488

Property and equipment:
  Land and improvements                                  170,400       178,800
  Buildings and building improvements                    657,994       690,431
  Machinery and equipment                              7,700,880     7,654,995
  Tools and dies                                         448,092       450,583
  Leasehold improvements                                 652,531       621,788
                                                     -----------   -----------
                                                       9,629,897     9,596,597
  Less accumulated depreciation and amortization       4,868,345     4,605,128
                                                     -----------   -----------
                                                       4,761,552     4,991,469
Deferred expenses and other assets                        40,450        41,193
Costs in excess of net tangible assets acquired,
   less accumulated amortization of $495,000 at
   March 31, 2001 and $459,000 at December 31, 2000    3,064,975     3,101,635
                                                     -----------   -----------
                                                     $27,712,740   $27,875,785
                                                     ===========   ===========

     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                   $ 3,870,858   $ 4,248,750
  Accrued expenses                                     1,739,918     1,826,546
  Current portion of long-term debt                      623,403       625,048
  Income taxes payable                                   144,187        99,433
  Advances from Parent                                   281,370       498,900
                                                     -----------   -----------
          Total current liabilities                    6,659,736     7,298,677

Deferred gain on sale of real estate                     161,047        161,047
Long-term debt, less current portion                   9,112,608      8,582,289
Deferred income taxes                                    252,600        252,600

Commitments and contingencies

Stockholders' equity:
  Common stock, $.01 par value, authorized
   10,000,000 shares; issued and outstanding
   6,596,990 shares                                       65,570        65,570
  Capital in excess of par value                      11,592,995    11,592,995
  Retained earnings                                      561,366       560,582
  Accumulated other comprehensive loss                  (277,532)     (222,325)
  Notes receivable from options exercised               (415,650)     (415,650)
                                                     -----------   -----------
          Total stockholders' equity                  11,526,749    11,581,172
                                                     -----------   -----------
                                                     $27,712,740   $27,875,785
                                                     ===========   ===========

(A) Reference is made to the Company's Annual Report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission in March 2001.

See notes to consolidated condensed financial statements.

                          TECHDYNE, INC. AND SUBSIDIARIES

                  CONSOLIDATED CONDENSED STATEMENTS OF CASH FLOWS
                                   (UNAUDITED)

                                                         Three Months Ended
                                                              March 31,
                                                          -----------------
                                                          2001         2000
                                                          ----         ----
Operating activities:
  Net income (loss)                                  $       784   $  (201,003)
  Adjustments to reconcile net income (loss)
   to net cash used in operating activities:
    Depreciation                                         313,158       304,696
    Amortization                                          37,660        40,832
    Provision for inventory obsolescence                 112,971       117,938
    Consultant stock option expense                                      8,276
    Increase (decrease) relating to operating
     activities from:
      Accounts receivable                               (961,269)      (83,410)
      Inventories                                        260,764       495,828
      Prepaid expenses and other current assets           62,700      (298,987)
      Accounts payable                                  (369,382)   (1,027,590)
      Accrued expenses                                   (74,748)       51,465
      Income taxes payable                                44,754      (123,554)
                                                     -----------   -----------
          Net cash used in operating activities         (572,608)     (715,509)

Investing activities:
  Additions to property and equipment, net of
   minor disposals                                      (132,608)     (120,140)
  Deferred expenses and other assets                        (717)         (400)
                                                     -----------   -----------
          Net cash used in investing activities         (133,325)     (120,540)

Financing activities:
  Line of credit net borrowings (payments)               685,660       854,863
  Proceeds from long-term borrowings                         ---       150,000
  Payments on long-term borrowings                      (138,032)     (143,886)
  Exercise of stock options                                  ---         1,450
  (Decrease) increase in advances from parent           (217,530)       (3,950)
  Deferred financing costs                                  (263)          ---
                                                     -----------   -----------
          Net cash provided by financing activities      329,835       858,477

Effect of exchange rate fluctuations on cash              20,537         1,275
                                                     -----------   -----------

(Decrease) increase in cash and cash equivalents        (355,561)       23,703

Cash and cash equivalents at beginning of year           506,824       190,343
                                                     -----------   -----------

Cash and cash equivalents at end of period              $151,263      $214,046
                                                     ===========   ===========

See notes to consolidated condensed financial statements.

                          TECHDYNE, INC. AND SUBSIDIARIES

              NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                 March 31, 2001
                                   (Unaudited)

NOTE 1--Summary of Significant Accounting Policies

Consolidation

     The consolidated financial statements include the accounts of Techdyne, Inc. ("Techdyne") and its subsidiaries, including Lytton Incorporated ("Lytton"), Techdyne (Europe) Limited ("Techdyne (Europe)"), and Techdyne (Livingston) Limited which is a subsidiary of Techdyne (Europe), collectively referred to as the "Company." All material intercompany accounts and transactions have been eliminated in consolidation. The Company is a 71.3% owned subsidiary of Medicore, Inc. (the "Parent"). See Note 5.

Major Customers

     A majority of the Company's sales are to certain major customers. The loss of or substantially reduced sales to any of these customers would have an adverse effect on the Company's operations if such sales were not replaced.

Inventories

     Inventories, which consist primarily of raw materials used in the production of electronic components, are valued at the lower of cost (first-in, first-out and/or weighted average cost method) or market value. The cost of finished goods and work in process consists of direct materials, direct labor and an appropriate portion of fixed and variable manufacturing overhead. Inventories are comprised of the following:

                                                      March 31,    December 31,
                                                        2001           2000
                                                      ---------     -----------
     Finished goods                                  $   764,709   $   658,966
     Work in process                                   2,049,846     2,586,900
     Raw materials and supplies                        6,974,195     6,937,268
                                                     -----------   -----------
                                                     $ 9,788,750   $10,183,134
                                                     ===========   ===========

Accrued Expenses and Other Current Liabilities

     Accrued expenses and other current liabilities is comprised as follows:

                                                      March 31,    December 31,
                                                        2001           2000
                                                      ---------    -----------
     Accrued compensation                            $   478,031   $   518,436
     Other                                             1,261,887     1,308,110
                                                     -----------   -----------
                                                     $ 1,739,918   $ 1,826,546

Earnings (Loss) per Share

     Diluted earnings per share gives effect to potential common shares that were dilutive and outstanding during the period, such as stock options and warrants using the treasury stock method and average market price. No potentially dilutive securities were included in the diluted earnings per share computation for the three months ended March 31, 2001 or for the same period of the preceding year, as a result of exercise prices, and for 2000 the net loss, and to include them would be anti-dilutive.

                          TECHDYNE, INC. AND SUBSIDIARIES

              NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                 March 31, 2001
                                   (Unaudited)


NOTE 1--Summary of Significant Accounting Policies--Continued

     Following is a reconciliation of amounts used in the basic and diluted computations:

                                                       Three Months Ended
                                                            March 31,
                                                     -----------------------
                                                        2001         2000
                                                        ----         ----
     Net income (loss)

$       784   $  (201,003)
                                                     ===========   ===========
     Weighted average shares                           6,556,990     6,509,353
                                                       =========     =========

     Earnings (loss) per share:
       Basic                                             $--           $(.03)
                                                         ===           =====
       Diluted                                           $--           $(.03)
                                                         ===           =====

      The Company has various potentially dilutive stock options.  See Note 7.

Comprehensive Income (Loss)

     Comprehensive loss consists of the net (income) loss and foreign currency translation adjustments.

     Below is a detail of comprehensive loss for the three months ended March 31, 2001 and March 31, 2000:

                                                       Three Months Ended
                                                            March 31,
                                                     -----------------------
                                                        2001         2000
                                                        ----         ----
     Net income (loss)                               $       784   $  (201,003)
     Other comprehensive loss:
     Foreign currency translation                        (55,207)      (10,165)
                                                     -----------   -----------
     Comprehensive loss                              $   (54,423)  $  (211,168)
                                                     ===========   ===========

Revenue Recognition

         The Company follows the guidelines of SEC Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" (SAB 101). Product sales are recorded upon delivery pursuant to agreed upon shipping terms.

New Pronouncements

     In June, 1998, the Financial Accounting Standards Board issued Financial Accounting Standards Board Statement No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). FAS 133 is effective for fiscal quarters of fiscal years beginning after June 15, 2000. FAS 133 establishes accounting and reporting standards for derivative instruments and for hedging activities and requires, among other things, that all derivatives be recognized as either assets or liabilities in the statement of financial position and that those instruments be measured at fair value. Since the Company does not presently utilize derivative financial instruments, the adoption of FAS 133 has had no effect on its results of operations, financial position or cash flows.

         In December, 1999, the Securities and Exchange Commission issued SEC Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" (SAB 101). In March, 2000, the Financial Accounting Standards Board issued Financial Accounting Standards Board Interpretation No. 44, "Accounting for Certain Transactions Involving Stock Compensation" (FIN 44), effective July 1, 2000. The Company was previously in compliance with both SAB 101 and FIN 44; accordingly, these pronouncements have no effect on its consolidated results of operations, financial position, or cash flows.

                          TECHDYNE, INC. AND SUBSIDIARIES

              NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                 March 31, 2001
                                   (Unaudited)


NOTE 2--Interim Adjustments

     The financial summaries for the three months ended March 31, 2001 and March 31, 2000 are unaudited and include, in the opinion of management of the Company, all adjustments (consisting of normal recurring accruals) necessary to present fairly the earnings for such periods. Operating results for the three months ended March 31, 2001 are not necessarily indicative of the results that may be expected for the entire year ending December 31, 2001.

     While the Company believes that the disclosures presented are adequate to make the information not misleading, it is suggested that these Consolidated Condensed Financial Statements be read in conjunction with the financial statements and notes included in the Company's latest annual report for the year ended December 31, 2000.


NOTE 3--Long-term Debt

     In February, 2000, the Company refinanced its line of credit and term loans through the same bank which handles Lytton's financing. One credit facility is a $4,500,000 three year committed line of credit facility maturing February, 2003 with interest payable monthly at prime minus 1/4% and an option to fix the rate for up to 180 days at Libor plus 2.50%. This line of credit had an outstanding balance of approximately $4,500,000 at March 31, 2001 and $3,883,000 at December 31, 2000. The bank also extended a $1,000,000 five year term loan maturing February 2005 with the same interest rate as for the line of credit. This term loan had an outstanding balance of approxi-mately $783,000 at March 31, 2001 and $833,000 at December 31, 2000. The
loans are secured by the business assets of the Company and are cross collateralized with the debt of Lytton. The refinancing represents a non-cash financing activity which is a supplemental disclosure required by Financial Accounting Standards Board Statement No. 95, "Statement of Cash Flows" (FAS 95).

     In conjunction with the Company's refinancing, the bank amended the terms of the Lytton line of credit and term loan and equipment loan agreements to make Lytton's line of credit a three year committed facility and to amend the interest rates on Lytton's line of credit, term loan and equipment loan agreements to coincide with those of the Company's loan agreements.

     Lytton has a $3,000,000 three year committed line of credit facility maturing February 2003 with interest payable monthly at prime minus 1/4%. There was an outstanding balance on this loan of approximately $2,855,000 at March 31, 2001 and $2,786,000 December 31, 2000. Lytton has a $1,400,000
installment loan with interest at prime minus 1/4% and monthly payments of $23,333 plus interest payable in 60 monthly installments commencing August 1, 1999 with the final installment due June 30, 2004. The balance outstanding on this loan was approximately $966,000 at March 31, 2001 and $1,028,000 at December 31, 2000. Lytton also has a $500,000 equipment loan agreement with the same bank payable through June 30, 2004 with interest at prime minus 1/4%. This loan had an outstanding balance of $78,000 at March 31, 2001 and $150,000 at December 31, 2000. All of these bank loans are secured by the business assets of Lytton and all have an option to fix the rate for up to 180 days at Libor plus 2.50%.

     The prime rate was 8% as of March 31, 2001, and 9.5% as of December 31, 2000.

     Lytton has an equipment loan at an annual interest rate of 5.5% maturing in April 2001 with monthly payments of principal and interest of $4,298. This loan had a balance of approximately $54,000 at March 31, 2001 and $66,000 at December 31, 2000 and is secured by equipment.

     In July 1994, Techdyne (Europe) purchased the facility housing its operations obtaining a 15 year mortgage which had a U.S. dollar equivalency of approximately $384,000 at March 31, 2001 and $414,000 at December 31, 2000 based on exchange rates in effect at each of these dates.

     Interest payments on debt amounted to approximately $193,000 for the three months ended March 31, 2001 and $152,000 for the same period of the preceding year.

                          TECHDYNE, INC. AND SUBSIDIARIES

              NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                 March 31, 2001
                                   (Unaudited)


NOTE 4--Income Taxes

     The Company files separate federal and state income tax returns from its Parent, with its income tax liability reflected on a separate return basis.

     Deferred income taxes reflect the net tax effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. For financial reporting purposes a valuation allowance has been recognized to offset a portion of the deferred tax assets.

     The Company had domestic income tax expense (benefit) of approximately $139,000 for the three months ended March 31, 2001 and $(20,000) for the same period of the preceding year.

     Techdyne (Europe) had no income tax expense or benefit for the three months ended March 31, 2001 or the same period of the preceding year due to its loss and it having utilized all available tax loss carrybacks.

     Income tax payments amounted to $2,000 for the three months ended March 31, 2001 and $332,000 for the same period of the preceding year.


NOTE 5--Transactions with Parent

     The Parent provides certain financial and administrative services to the Company under a service agreement. The amount of expenses covered under the service agreement totaled $90,000 for the three months ended March 31, 2001 and for the same period of the preceding year.

     Advances from the Parent on the balance sheet represent an advance payable to the Parent of approximately $281,000 at March 31, 2001 and $499,000 at December 31, 2000 with interest at 5.7%. Interest on the advances amounted to approximately $5,000, for the three months ended March 31, 2001 and $7,000 for the same period of the preceding year and is included in the net balance due the Parent. It is anticipated that the advances will be repaid within one year; therefore the advances are reflected as current at March 31, 2001.


NOTE 6--Commitments and Contingencies

     Lytton sponsors a 401(k) Profit Sharing Plan covering substantially all of its employees. The Company adopted this plan as a participating employer effective July 1, 1998. The discretionary profit sharing and matching expense, including that of the Company and Lytton amounted to approximately $20,000 for the three months ended March 31, 2001 and approximately $22,000 for the same period of the preceding year.

     Lytton leases its operating facilities from an entity owned by the former President and currently the part-time Assistant to the President of Lytton and his wife, the former owner of Lytton. The lease expires July 31, 2002 and requires annual lease payments of approximately $218,000, adjusted each year based upon the Consumer Price Index. During the three months ended March 31, 2001, approximately $58,000 was paid under the lease compared to approximately $56,000 for the same period of the preceding year.


NOTE 7--Stock Options

     In May 1994, the Company adopted a stock option plan for up to 250,000 options. The options were exercisable at $1 per share through May 24, 1999. On June 30, 1998, 115,000 of these options were exercised and on May 10, 1999, 50,000 of the remaining options were exercised. The Company received cash payment of the par value and the balance in three year promissory notes, presented in the stockholders' equity section of the balance sheet, with interest at 5.16% for the June 1998 exercises and 4.49% for the May 1999 exercises.

                          TECHDYNE, INC. AND SUBSIDIARIES

              NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                 March 31, 2001
                                   (Unaudited)


NOTE 7--Stock Options-Continued

     On February 27, 1995 the Company granted non-qualified stock options to directors of Techdyne and its subsidiaries for 142,500 shares exercisable at $1.75 per share for five-years. In April 1995, the Company granted a non-qualified stock option for 10,000 shares to its general counsel at the same price and terms as the directors' options. On February 25, 2000, 145,000 of these options were exercised. The Company received cash payment of the par value and the balance in three year promissory notes, presented on the stockholders' equity section of the balance sheet, with interest at 6.19%.

     In June 1997, the Company adopted a stock option plan for up to 500,000 options, and pursuant to this plan the board granted 375,000 options exercisable for five years through June 22, 2002 at $3.25 per share, with 325,000 of these options outstanding at March 31, 2001. On June 30, 1999, the Company granted 52,000 options exercisable for three years through June 29, 2002 at $4.00 per share with 10,000 options outstanding at March 31, 2001. On August 25, 1999, the Company granted 16,000 options exercisable for three years through August 24, 2002 at $4.00 per share with 13,000 options out-standing at March 31, 2001. On December 15, 1999 the Company granted 19,000 options exercisable for three years through December 14, 2002 at $4.00 per share with 13,000 options outstanding at March 31, 2001. On May 24, 2000, the Company granted 3,000 options exercisable fro three years through May 23, 2002 at $4.00 per share, which remain outstanding at March 31, 2001. On October
16, 2000, the Company granted 90,000 three year stock options exercisable at $2.00 per share through October 15, 2002, with one-third of the options vesting immediately, one-third vesting on October 16, 2001 and one-third vesting on October 16, 2002.

     In May, 1998, as part of the consideration pursuant to an agreement for investor relations and corporate communications services, the Company granted options for 25,000 shares of its common stock exercisable for three years through May 14, 2001 at $4.25 per share. Options for 6,250 shares of the Company's common stock vested during 1998 with no additional options to vest due to cancellation of this agreement in August, 1998.

     The Company entered into a consulting agreement on July 1, 1999 for financial advisory services with the agreement to end on September 15, 2000. As compensation, the consultant received non-qualified stock options to purchase 100,000 shares of the Company's common stock exercisable at $3.50 per share that expired on September 15, 2000. These options were valued at $40,000 and resulted in approximately $8,000 expense during the three months ended March 31, 2000.

NOTE 8--Acquisition

     On July 31, 1997, the Company acquired Lytton, which manufactures and assembles printed circuit boards and other electronic products, for $2,500,000 cash, paid at closing, and issuance of 300,000 shares of the Company's common stock. The Company guaranteed that the seller would realize a minimum of $2,400,000 from the sale of these shares of common stock based on Lytton having achieved certain earnings objectives. The total purchase price in excess of the fair value of net assets acquired is being amortized over 25 years. Additional contingent consideration was due if Lytton achieved pre-defined sales levels. Additional consideration of approximately $396,000, $290,000 and $154,000 was paid in April 2000, April 1999 and April 1998, respectively, based on sales levels. As the contingencies have been resolved, additional consideration due, has been recorded as goodwill, and is being amortized over the remainder of the initial 25 year life of the goodwill.

NOTE 9--Sale of Parent's Interest

     On April 6, 2001, the Company's parent, Medicore, Inc., entered into an Agreement for Sale and Purchase of Shares with Simclar International Limited ("Simclar"), a private United Kingdom company, and the Company, pursuant to which Medicore agreed to sell its 71.3% interest in the Company's common stock to Simclar. The sale is subject to Medicore shareholder approval.

                          TECHDYNE, INC. AND SUBSIDIARIES

              NOTES TO CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
                                 March 31, 2001
                                   (Unaudited)


NOTE 10--Cessation of Scotland Manufacturing Operations

     As a result of continuing operating losses, in April 2001 the Company decided to discontinue the manufacturing operations of it European subsidiary, Techdyne (Europe) Limited, which is expected to occur by the beginning of June 2001. In May 2001, Techdyne (Europe) entered into a management agreement with Simclar pursuant to which Simclar will manufacture products for Techdyne (Europe) and assist in management coordination. The Company estimates it will initially incur a cost of approximately $250,000, primarily from post-employment benefits, as a result of this decision.

                        CHANGES IN CERTIFYING ACCOUNTANT

         Effective August 6, 1999, our board of directors upon the recommendation of our audit committee terminated our relationship with our independent accountants, Ernst & Young LLP, and engaged new independent accountants, Wiss & Company, LLP, which firm did the annual audit for our 1999 and 2000 fiscal years.

         Ernst & Young's report on our financial statements of the last two fiscal years ended December 31, 1998 contained no adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles.

         During the two most recent fiscal years ended December 31, 1998 and subsequent interim period to the date of termination, August 6, 1999, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure nor any "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K of the SEC. Reportable events include the accountant's advising us that internal controls necessary for reliable financial statements do not exist, information has come to the accountant's attention that led it to no longer be able to rely on management's representations, the need to expand significantly the scope of the audit, or information has come to the attention of the auditors that it has concluded materially impacts the fairness or reliability of the previous audit or the financial statements.

         Medicore had provided Ernst & Young with a copy of the disclosures as contained in this report and requested Ernst & Young to furnish to us a letter addressed to the SEC stating whether it agrees with the statements made in this report. A copy of Ernst & Young's letter to the SEC, dated August 27, 1999, is filed as Exhibit 16 to our current report on Form 8-K/A#1 dated August 27, 1999.


                       WHERE YOU CAN FIND MORE INFORMATION

         We, as do our public subsidiaries, Techdyne, Inc. and Dialysis Corporation of America, file annual, quarterly and other reports, proxy and information statements, and other information with the SEC. You may read and copy any reports, statements or other information on file at the SEC's public reference room located at 450 Fifth Street, NW, Washington, D.C. 20549, or at one of the SEC's other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. The SEC filings are also available to the public from commercial document retrieval services, and at the Internet world wide web site maintained by the SEC at www.sec.gov. Reports, proxy statements, and other information concerning Medicore, Techdyne and Dialysis Corporation of America, also may be inspected at the offices of the National Association of Securities Dealers, Inc., 1735 K Street, NW, Washington, D.C. 20006.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         The following documents we have filed with the SEC (File No. 0-6906) are incorporated by reference in and accompany this proxy statement:

         Annual Report on Form 10-K for the year ended December 31, 2000, filed on April 2, 2001, as amended on May 14, 2001, May 25, 2001 and June 1, 2001.

         Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, filed on May 15, 2001, as amended on May 25, 2001.

         The SEC permits us to "incorporate by reference" information into this proxy statement. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this proxy statement, except for any information superseded by information contained directly in this proxy statement.

         This proxy statement incorporates important business and financial information about Medicore that is not included in or delivered with this proxy statement, including all reports filed pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 since the end of our last fiscal year, December 31, 2000. This information is available without charge to you upon your written or oral request to Secretary, Medicore, Inc., 777 Terrace Avenue, Hasbrouck Heights, New Jersey 07604, telephone (201) 288-8220. In order to obtain timely delivery of this information, you should request this information no later than June 15, 2001. See "Where You Can Find More Information," above. If you would like to request documents from Medicore, please do so promptly in order to receive them before the annual meeting.

         You should rely only on the information contained or incorporated by reference in this proxy statement in making your decision about how to vote on the proposal which will be presented at the meeting. We have not authorized anyone to provide you with information that is different from what is contained in this proxy statement. This proxy statement is dated June 1, 2001. You should not assume that the information is accurate as of any other date, and you should not view either the mailing of this proxy statement to stockholders nor the completion of the sale as implying otherwise.


                                  OTHER MATTERS

         The board of directors of Medicore knows of no other matter which is to be brought before the annual meeting. If any other matter should be presented for proper action, it is the intention of the persons named in the proxy as proxy appointees to vote in accordance with their discretion pursuant to the terms of this proxy.

         Medicore is paying all the costs of the solicitation of proxies, including the expenses of printing and mailing this proxy statement, the accompanying Notice of Annual Meeting of Stockholders, and the enclosed proxy. Medicore will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses, in accordance with the regulations of the SEC, in sending proxies and proxy materials to the beneficial owners of Medicore's common stock. Officers or employees of Medicore may also solicit proxies in person, or by mail, telegram or telephone, but such persons will receive no compensation for such work, other than their normal compensation as such officers or employees.

                                      MEDICORE, INC.

                                      By Thomas K. Langbein
                                      Chairman of the Board, Chief Executive
                                        Officer and President

Hasbrouck Heights, New Jersey
June 1, 2001

                                     ANNEX A

=============================================================================



                  AGREEMENT FOR SALE AND PURCHASE OF SHARES

                                   Among

                               MEDICORE, INC.

                               TECHDYNE, INC.

                                    And

                         SIMCLAR INTERNATIONAL LIMITED



                             Dated April 6, 2001



=============================================================================

                               Table of Contents
1.  DEFINITIONS...........................................................   1

    Acquired Companies....................................................   1
    Affiliate.............................................................   1
    Agreement.............................................................   2
    Applicable Contract...................................................   2
    Balance Sheet.........................................................   2
    Best Efforts..........................................................   2
    Breach................................................................   2
    Business Day..........................................................   2
    Buyer.................................................................   2
    Closing...............................................................   2
    Closing Date..........................................................   2
    Common Stock..........................................................   2
    Company...............................................................   3
    Consent...............................................................   3
    Contemplated Transactions.............................................   3
    Contract..............................................................   3
    Damages...............................................................   3
    Disclosure Letter.....................................................   3
    Encumbrance...........................................................   3
    Environment...........................................................   3
    Environmental Law.....................................................   4
    Exchange Act..........................................................   4
    Facilities............................................................   5
    FBCA..................................................................   5
    GAAP..................................................................   5
    Governmental Authorization............................................   5
    Governmental Body.....................................................   5
    Hazardous Activity....................................................   5
    Hazardous Materials...................................................   6
    Intellectual Property Assets..........................................   6
    IRC...................................................................   6
    IRS...................................................................   6
    Knowledge.............................................................   6
    Legal Requirement.....................................................   7
    Mutual Release........................................................   7
    Noncompetition Agreement..............................................   7
    Occupational Safety and Health Law....................................   7
    Order.................................................................   7
    Ordinary Course of Business...........................................   7
    Organizational Documents..............................................   7
    Person................................................................   8
    Proceeding............................................................   8
    Related Person........................................................   8

    Release...............................................................   9
    Remedial Action.......................................................   9
    Representative........................................................   9
    Securities Act........................................................   9
    SEC...................................................................  10
    SEC Filings...........................................................  10
    Seller................................................................  10
    Shares................................................................  10
    Subsidiary............................................................  10
    Tax...................................................................  10
    Tax Return............................................................  10
    Termination Date......................................................  11
    Threat of Release.....................................................  11
    Threatened............................................................  11

2.  SALE AND TRANSFER OF SHARES; CLOSING..................................  11
    2.1   SHARES..........................................................  11
    2.2   PURCHASE PRICE..................................................  11
    2.3   EARN-OUT PAYMENTS...............................................  11
    2.4   CLOSING.........................................................  13
    2.5   CLOSING OBLIGATIONS.............................................  13
    2.6   BENEFITS........................................................  15

3.  REPRESENTATIONS AND WARRANTIES OF SELLER AND THE COMPANY..............  15
    3.1   ORGANIZATION AND GOOD STANDING..................................  15
    3.2   AUTHORITY; NO CONFLICT..........................................  16
    3.3   CAPITALIZATION..................................................  18
    3.4   FINANCIAL STATEMENTS............................................  19
    3.5   BOOKS AND RECORDS...............................................  19
    3.6   TITLE TO PROPERTIES; ENCUMBRANCES...............................  20
    3.7   CONDITION AND SUFFICIENCY OF ASSETS.............................  22
    3.8   ACCOUNTS RECEIVABLE.............................................  22
    3.9   INVENTORY.......................................................  23
    3.10  NO UNDISCLOSED LIABILITIES......................................  24
    3.11  TAXES...........................................................  24
    3.12  NO MATERIAL ADVERSE CHANGE......................................  26
    3.13  EMPLOYEE BENEFITS...............................................  26
    3.14  COMPLIANCE WITH LEGAL REQUIREMENTS; GOVERNMENTAL
          AUTHORIZATIONS..................................................  27
    3.15  LEGAL PROCEEDINGS; ORDERS.......................................  28
    3.16  ABSENCE OF CERTAIN CHANGES AND EVENTS...........................  30
    3.17  CONTRACTS; NO DEFAULTS..........................................  31
    3.18  INSURANCE.......................................................  35
    3.19  ENVIRONMENTAL MATTERS...........................................  36
    3.20  EMPLOYEES.......................................................  38
    3.21  LABOR RELATIONS; COMPLIANCE.....................................  39
    3.22  INTELLECTUAL PROPERTY...........................................  40

    3.23  CERTAIN PAYMENTS................................................  43
    3.24  DISCLOSURE......................................................  44
    3.25  RELATIONSHIPS WITH RELATED PERSONS..............................  45
    3.26  BROKERS OR FINDERS..............................................  46
    3.27  SECURITIES LAW MATTERS..........................................  46
    3.28  SEC FILINGS; LISTING............................................  46
    3.29  AUTHORIZATION; BINDING EFFECT...................................  47

4.  REPRESENTATIONS AND WARRANTIES OF BUYER...............................  47
    4.1   ORGANIZATION AND GOOD STANDING..................................  47
    4.2   AUTHORITY; NO CONFLICT..........................................  48
    4.3   INVESTMENT INTENT...............................................  49
    4.4   CERTAIN PROCEEDINGS.............................................  51
    4.5   BROKERS OR FINDERS..............................................  51
    4.6   FINANCIAL ABILITY...............................................  51
    4.7   TRADING.........................................................  51
    4.8   FINANCIAL STATEMENTS............................................  52
    4.9   NO MATERIAL ADVERSE CHANGE......................................  52

5.  COVENANTS OF SELLER AND THE COMPANY...................................  52
    5.1   ACCESS AND INVESTIGATION........................................  52
    5.2   OPERATION OF THE BUSINESSES OF THE ACQUIRED COMPANIES...........  53
    5.3   NEGATIVE COVENANTS..............................................  54
    5.4   REQUIRED APPROVALS..............................................  55
    5.5   NOTIFICATION....................................................  56
    5.6   PAYMENT OF INDEBTEDNESS BY RELATED PERSONS......................  56
    5.7   NO NEGOTIATION..................................................  57
    5.8   BEST EFFORTS....................................................  57
    5.9   REGISTRATION....................................................  57
    5.10  RESIGNATIONS AND APPOINTMENTS...................................  71
    5.11  INCREASE IN BOARD OF DIRECTORS..................................  71

6.  COVENANTS OF BUYER....................................................  71
    6.1   APPROVALS OF GOVERNMENTAL BODIES................................  71
    6.2   BEST EFFORTS....................................................  72
    6.3   FINANCING OF THE PURCHASE PRICE.................................  72
    6.4   NOTIFICATION....................................................  73
    6.5   TRADING.........................................................  73
    6.6   PAYMENT OF INDEBTEDNESS.........................................  73
    6.7   ACCESS AND INFORMATION..........................................  74
    6.8   RESIGNATIONS AND APPOINTMENTS...................................  74
    6.9   INSURANCE AND EMPLOYEE HEALTH BENEFITS PREMIUMS.................  74

7.  CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE...................  75
    7.1   ACCURACY OF REPRESENTATIONS.....................................  75
    7.2   SELLER'S PERFORMANCE............................................  75
    7.3   CONSENTS........................................................  76
    7.4   ADDITIONAL DOCUMENTS............................................  76

    7.5   NO PROCEEDINGS..................................................  77
    7.6   NO CLAIM REGARDING STOCK OWNERSHIP OR SALE PROCEEDS.............  77
    7.7   NO PROHIBITION..................................................  77
    7.8   INSURANCE/EMPLOYEE HEALTH BENEFITS..............................  78
    7.9   NO MATERIAL ADVERSE CHANGE......................................  78

8.  CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE..................  78
    8.1   ACCURACY OF REPRESENTATIONS.....................................  78
    8.2   BUYER'S PERFORMANCE.............................................  79
    8.3   CONSENTS........................................................  79
    8.4   ADDITIONAL DOCUMENTS............................................  79
    8.5   NO PROCEEDINGS..................................................  80
    8.6   NO PROHIBITION..................................................  80
    8.7   NO MATERIAL ADVERSE CHANGE......................................  80

9.  TERMINATION...........................................................  81
    9.1   TERMINATION EVENTS..............................................  81
    9.2   TERMINATION DATE; EFFECT OF TERMINATION.........................  82

10. INDEMNIFICATION; REMEDIES.............................................  83
    10.1  SURVIVAL........................................................  83
    10.2  INDEMNIFICATION AND PAYMENT OF DAMAGES BY SELLER AND
          THE COMPANY.....................................................  83
    10.3  INDEMNIFICATION AND PAYMENT OF DAMAGES BY BUYER.................  85
    10.4  TIME LIMITATIONS................................................  85
    10.5  LIMITATIONS ON AMOUNT--SELLER...................................  86
    10.6  LIMITATIONS ON AMOUNT--BUYER....................................  86
    10.7  PROCEDURE FOR INDEMNIFICATION--THIRD PARTY CLAIMS...............  87
    10.8  PROCEDURE FOR INDEMNIFICATION--OTHER CLAIMS.....................  88

11. GENERAL PROVISIONS....................................................  89
    11.1  EXPENSES........................................................  89
    11.2  PUBLIC ANNOUNCEMENTS............................................  89
    11.3  CONFIDENTIALITY.................................................  89
    11.4  NOTICES.........................................................  90
    11.5  JURISDICTION; SERVICE OF PROCESS................................  91
    11.6  FURTHER ASSURANCES..............................................  92
    11.7  WAIVER..........................................................  92
    11.8  ENTIRE AGREEMENT AND MODIFICATION...............................  93
    11.9  DISCLOSURE LETTER...............................................  93
    11.10 ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS..............  93
    11.11 SEVERABILITY....................................................  93
    11.12 SECTION HEADINGS, CONSTRUCTION..................................  94
    11.13 TIME OF ESSENCE.................................................  94
    11.14 GOVERNING LAW...................................................  94
    11.15 COUNTERPARTS....................................................  94

SIGNATURES........................ 95

EXHIBITS

SCHEDULES

                   AGREEMENT FOR SALE AND PURCHASE OF SHARES

     This Agreement For Sale and Purchase of Shares (together with all amendments, Exhibits, Schedules and supplements thereto, the "Agreement") is made as of April 6, 2001, by and among Simclar International Limited, a UK Company ("Buyer"), Techdyne, Inc., a Florida corporation (the "Company") and Medicore, Inc., a Florida corporation (the "Seller").

                                    RECITALS

     Seller desires to sell, and Buyer desires to purchase, 4,674,620 shares (the "Shares") of common stock, par value $.01 per share ("Common Stock") of the Company, representing all of the issued and outstanding shares of capital stock of the Company owned of record and beneficially by Seller, for the consideration and on the terms set forth in this Agreement.

                                   AGREEMENT

     The parties, intending to be legally bound, agree as follows:

1.  DEFINITIONS

     For purposes of this Agreement, the following terms have the meanings specified or referred to in this Section 1:

     "Acquired Companies" --the Company and its Subsidiaries, collectively.
     --------------------

     "Affiliate" --of any specified Person means any other Person who directly,
     -----------
or indirectly through one or more intermediaries, is in control of, is controlled by, or is under common control with, such specified Person. For purposes of this definition, control of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person whether by contract, securities, ownership or otherwise; and the terms "controlling" and "controlled" have the respective meanings correlative to the foregoing.

     "Agreement"  --as defined in the first paragraph of this Agreement.
     -----------

     "Applicable Contract"  --any Contract (a) under which any Acquired
     ---------------------
Company has or may acquire any rights, (b) under which any Acquired Company has or is subject to any obligation or liability, or (c) by which any Acquired Company or any of the assets owned or used by it is or may become bound.

     "Balance Sheet" --as defined in Section 3.4.
     ---------------

     "Best Efforts"  --the efforts that a prudent Person desirous of achieving
     --------------
a result would use in similar circumstances to reach such result as expeditiously as possible.

     "Breach"  --a "Breach" of a representation, warranty, covenant,
     --------
obligation, or other provision of this Agreement or any material instrument delivered pursuant to this Agreement will be deemed to have occurred if there is or has been (a) any material inaccuracy in or breach of, or any material failure to perform or comply with, such representation, warranty, covenant, obligation, or other provision, or (b) any material claim (by any Person) or other occurrence or circumstance that is or was inconsistent with such representation, warranty, covenant, obligation, or other provision, and the term "Breach" means any such material inaccuracy, breach, failure, claim, occurrence, or circumstance.

     "Business Day"  --a day, other than Saturday, Sunday or a public holiday,
     --------------
on which commercial banks in London, England are not required or permitted to be closed.

     "Buyer"  --as defined in the first paragraph of this Agreement.
     -------

     "Closing"  --as defined in Section 2.3.
     ---------

     "Closing Date"  --the date and time as of which the Closing actually
     --------------
takes place.

     "Common Stock"  --as defined in the Recitals of this Agreement.
     --------------

     "Company"  --as defined in the Recitals of this Agreement.
     ---------

     "Consent"  --any approval, consent, ratification, waiver, or other
     ---------
authorization (including any Governmental Authorization).

     "Contemplated Transactions"  --all of the transactions contemplated by
     ---------------------------
this Agreement, including:

     (a) the sale of the Shares by Seller to Buyer;

     (b) the execution, delivery, and performance of the Option Agreement, the Noncompetition Agreement, and the Mutual Release;

     (c) the performance by Buyer, the Company and Seller of their respective covenants and obligations under this Agreement; and

     (d) Buyer's acquisition and ownership of the Shares and exercise of control over the Acquired Companies.

     "Contract" --any agreement, contract, obligation, promise, or undertaking
     ----------
(whether written or oral) that is legally binding.

     "Damages" --as defined in Section 10.2.
     ---------

     "Disclosure Letter" --the disclosure letter delivered by Seller to Buyer
     -------------------
concurrently with the execution and delivery of this Agreement.

     "Encumbrance" --any charge, claim, community property interest,
     -------------
condition, equitable interest, lien, option, pledge, security interest, right of first refusal, or restriction of any kind, including any restriction on use, voting, transfer, receipt of income, or exercise of any other attribute of ownership.

     "Environment" --soil, land surface or subsurface strata, surface waters (including navigable waters, ocean waters, streams, ponds, drainage basins, and wetlands), groundwaters, drinking water supply, stream sediments, ambient air (including indoor air), plant and animal life, and any other environmental medium or natural resource.

     "Environmental Law"  --any Legal Requirement that requires or relates to:
     -------------------

     (a) advising appropriate authorities, employees, and the public of intended or actual releases of pollutants or hazardous substances or materials, violations of discharge limits, or other prohibitions and of the commencements of activities, such as resource extraction or construction, that could have significant impact on the Environment;

     (b) preventing or reducing to acceptable levels the release of pollutants or hazardous substances or materials into the Environment;

     (c) reducing the quantities, preventing the release, or minimizing the hazardous characteristics of wastes that are generated;

     (d) assuring that products are designed, formulated, packaged, and used so that they do not present unreasonable risks to human health or the Environment when used or disposed of;

     (e) protecting resources, species, or ecological amenities;

     (f) reducing to acceptable levels the risks inherent in the transporta-tion of hazardous substances, pollutants, oil, or other potentially harmful substances;

     (g) cleaning up pollutants that have been released, preventing the threat of release, or paying the costs of such clean up or prevention; or

     (h) making responsible parties pay private parties, or groups of them, for damages done to their health or the Environment, or permitting self-appointed representatives of the public interest to recover for injuries done to public assets.

     "Exchange Act"  --the Securities Exchange Act of 1934, as amended, or
     --------------
any successor law, and regulations and rules issued pursuant to that Act or any successor law.

     "Facilities"  --any real property, leaseholds, or other interests
     ------------
currently or formerly owned or operated by any Acquired Company and any buildings, plants, structures, or equipment (including motor vehicles, tank cars, and rolling stock) currently or formerly owned or operated by any Acquired Company.

      "FBCA"  --the Florida Business Corporation Act, as in effect from time
      ------
to time.

     "GAAP"  --generally accepted United States accounting principles,
     ------
applied on a basis consistent with the basis on which the Balance Sheet and the other financial statements referred to in Section 3.4(b) were prepared.

     "Governmental Authorization"  --any approval, consent, license, permit,
     ----------------------------
waiver, or other authorization issued, granted, given, or otherwise made available by or under the authority of any Governmental Body or pursuant to any Legal Requirement.

     "Governmental Body"  --any:
     -------------------

     (a) nation, state, county, city, town, village, district, or other jurisdiction of any nature;

     (b) federal, state, local, municipal, foreign, or other government;

     (c) governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal);

     (d) multi-national organization or body; or

     (e) body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or taxing authority or power of any nature.

     "Hazardous Activity"  --the distribution, generation, handling, importing,
     --------------------
management, manufacturing, processing, production, refinement, Release, storage, transfer, transportation, treatment, or use (including any withdrawal or other use of groundwater) of

Hazardous Materials in, on, under, about, or from the Facilities or any part thereof into the Environment.

     "Hazardous Materials"  --any waste or other substance that is listed,
     ---------------------
defined, designated, or classified as, or otherwise determined to be, hazardous, radioactive, or toxic or a pollutant or a contaminant under or pursuant to any Environmental Law, including any admixture or solution thereof, and specifically including petroleum and all derivatives thereof or synthetic substitutes therefor and asbestos or asbestos-containing materials.

     "Intellectual Property Assets"  --as defined in Section 3.22.
     ------------------------------

     "IRC"  --the Internal Revenue Code of 1986, as amended, or any successor
     -----
law, and regulations issued by the IRS pursuant to the Internal Revenue Code or any successor law.

     "IRS"  --the United States Internal Revenue Service or any successor
     -----
agency, and, to the extent relevant, the United States Department of the Treasury.

     "Knowledge"  --an individual will be deemed to have "Knowledge" of a
     -----------
particular fact or other matter if:

     (a) such individual is actually aware of such fact or other matter; or

     (b) a prudent individual could be expected to discover or otherwise become aware of such fact or other matter in the course of conducting a reasonable investigation concerning the existence of such fact or other matter.

     A Person (other than an individual) will be deemed to have "Knowledge" of a particular fact or other matter if any individual who is serving as a director or executive officer of such Person (or in any similar capacity) has, or at any time had, Knowledge of such fact or other matter.

     "Legal Requirement"  --any federal, state, local, municipal, foreign,
     -------------------
international, multinational, or other administrative order, constitution, law, ordinance, principle of common law, regulation, statute, or treaty.

     "Mutual Release"  --as defined in Section 2.4.
     ----------------

     "Noncompetition Agreement"  --as defined in Section 2.4(a)(iv).
     --------------------------

     "Occupational Safety and Health Law"  --any Legal Requirement designed
     -----------------------------------
to provide safe and healthful working conditions and to reduce occupational safety and health hazards.

     "Order" --any award, decision, injunction, judgment, order, ruling,
     -------
subpoena, or verdict entered, issued, made, or rendered by any court, administrative agency, or other Governmental Body or by any arbitrator.

     "Ordinary Course of Business"  --an action taken by a Person will be
     ----------------------------
deemed to have been taken in the "Ordinary Course of Business" only if:

     (a) such action is consistent with the past practices of such Person and is taken in the ordinary course of the normal day-to-day operations of such Person;

     (b) such action is not required to be authorized by the board of directors of such Person (or by any Person or group of Persons exercising similar authority) and is not required to be specifically authorized by the parent company (if any) of such Person; and

     (c) such action is similar in nature and magnitude to actions customarily taken, without any authorization by the board of directors (or by any Person or group of Persons exercising similar authority), in the ordinary course of the normal day-to-day operations of other Persons of comparable size that are in the same line of business as such Person.

     "Organizational Documents"  --(a) the articles or certificate of
     --------------------------
incorporation and the bylaws of a corporation; (b) the partnership agreement and any statement of partnership of a general partnership; (c) the limited partnership agreement and the certificate of limited partnership of a limited partnership; (d) any charter or similar document adopted or filed in connection with the creation, formation, or organization of a Person; and (e) any amendment to any of the foregoing.

     "Person"  --any individual, corporation (including any non-profit
     --------
corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity or Governmental Body.

     "Proceeding" --any action, arbitration, audit, hearing, investigation,
     ------------
litigation, or suit (whether civil, criminal, administrative or investigative) commenced, brought, conducted, or heard by or before, or otherwise involving, any Governmental Body or arbitrator.

     "Related Person" --with respect to a particular individual:
     ----------------
     (a) each other member of such individual's Family;

     (b) any Person that is directly or indirectly controlled by such individual or one or more members of such individual's Family;

     (c) any Person in which such individual or members of such individual's Family hold (individually or in the aggregate) a Material Interest; and

     (d) any Person with respect to which such individual serves as a director, officer, or general partner (or in a similar capacity).

     With respect to a specified Person other than an individual:

     (a) any Person that directly or indirectly controls, is directly or indirectly controlled by, or is directly or indirectly under common control with such specified Person;

     (b) any Person that holds a Material Interest in such specified Person;

     (c) each Person that serves as a director, officer, or general partner of such specified Person (or in a similar capacity);

     (d) any Person in which such specified Person holds a Material Interest;
and

     (e) any Related Person of any individual described in clause (b) or (c).

     For purposes of this definition, (a) the "Family" of an individual includes (i) the individual, (ii) the individual's spouse, (iii) any other natural person who is related to the individual or the individual's spouse within the first degree, and (iv) any other natural person who resides with such individual, and (b) "Material Interest" means direct or indirect beneficial ownership (as defined in Rule 13d-3 under the Securities Exchange Act of 1934) of voting securities or other voting interests representing at least 10% of the outstanding voting power of a Person or equity securities or other equity interests representing at least 10% of the outstanding equity securities or equity interests in a Person.

     "Release"  --any spilling, leaking, emitting, discharging, depositing,
     ---------
escaping, leaching, dumping, or other releasing into the Environment, whether intentional or unintentional.

     "Remedial Action" -- all actions to (x) clean up, remove, treat or in
     -----------------
any other way address any Hazardous Material; (y) prevent the Release of any Hazardous Material in violation of any Environmental Law so it does not endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or (z) perform pre-remedial studies and investigations or post-remedial monitoring and care.

     "Representative" --with respect to a particular Person, any director,
     ----------------
officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

     "Securities Act" --the Securities Act of 1933 or any successor law, and
     ----------------
regulations and rules issued pursuant to that Act or any successor law.

     "SEC" --the Securities and Exchange Commission or any successor
     -----
Governmental Body authorized to administer compliance with the Securities Act and the Exchange Act.

     "SEC Filings" --as defined in Section 3.28
     -------------

     "Seller"  --as defined in the first paragraph of this Agreement.
     --------

     "Shares" --as defined in the Recitals of this Agreement.
     --------

     "Subsidiary" --with respect to any Person (the "Owner"), any corporation
     ------------
or other Person of which securities or other interests having the power to elect a majority of that corporation's or other Person's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred) are held by the Owner or one or more of its Subsidiaries; when used without reference to a particular Person, "Subsidiary" means a Subsidiary of the Company.

     "Tax" or "Taxes"  --any federal, state, county, local, foreign, or other
     -----    -------
income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, occupation, alternative or add-on minimum, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax, and interest attributable thereto) whether disputed or not.

     "Tax Return" --any return (including any information return), report,
     ------------
statement, schedule, notice, form, or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Body in connection with the determination, assessment, collection, or payment of any Tax or in connection with the administration, implementation, or enforcement of or compliance with any Legal Requirement relating to any Tax.

     "Termination Date" --as defined in Section 9.2.
     ------------------

     "Threat of Release" --a substantial likelihood of a Release that may
     -------------------
require action in order to prevent or mitigate damage to the Environment that may result from such Release.

     "Threatened" --a claim, Proceeding, dispute, action, or other matter
     ------------
will be deemed to have been "Threatened" if any demand or statement has been made (orally or in writing) or any notice has been given (orally or in writing).

2.  SALE AND TRANSFER OF SHARES; CLOSING

    2.1 SHARES

     Subject to the terms and conditions of this Agreement, at the Closing, Seller will sell and transfer the Shares to Buyer, and Buyer will purchase the Shares from Seller.

     2.2 PURCHASE PRICE

     The purchase price (the "Purchase Price") for the Shares will be $10,000,000 plus the Earn-Out Payments as defined below. The Purchase Price shall be paid $10,000,000 in cash at Closing (the "Closing Payment") and the balance shall be paid after the Closing, pursuant to the provisions of
Section 2.3 below.

     2.3 EARN-OUT PAYMENTS

     In addition to the Closing Payment, as further consideration for the Shares, Buyer shall pay to Seller, for each fiscal year (each, an "Earn-Out Period") during the three (3) fiscal years commencing on January 1, 2001 (the "Earn-Out Term"), an amount (an "Earn-Out Payment") equal to three percent (3%) of the consolidated sales (stated net of all returns, allowances and bad debts actually incurred by the Company (and not merely provided or reserved for on the Company's financial statements) after good faith efforts to collect such debts, with any amounts actually collected with respect to such debts being reinstated) of the Company during such Earn-Out-Period from sales to customers of products manufactured by the Acquired Companies, determined in accordance with GAAP (AEarn-Out Revenues"); provided, however, that Seller shall be entitled to have received not less than $2,500,000 (the "Minimum Aggregate Earn-Out Payment") nor more than $5,000,000 (the "Maximum Aggregate Earn-Out Payment") in aggregate Earn-Out Payments by the third Earn-Out Payment Date
(as defined below). Earn-Out Payments, if any, shall be due and payable in cash by wire transfer, to an account designated in writing by Seller, on March 31st of each year for the Earn-Out-Period most recently ended before such date, or the next immediately succeeding Business Day if such date is not a Business Day (an "Earn-Out Payment Date"), and shall be accompanied by a certificate (an "Earn-Out Certificate") signed by the chief financial officer of Buyer setting forth the Earn-Out Revenues for such Earn-Out Period and Buyer's calculation of the Earn-Out Payment pursuant to this Section 2.3. If, for any Earn-Out Period, there shall be no Earn-Out Payment payable hereunder other than because the Maximum Aggregate Earn-Out Payment has already been paid to Seller, Buyer shall nonetheless furnish an Earn-Out Certificate for such period to Seller on the Earn-Out Payment Date when an Earn-Out Payment for such period would otherwise have been due. If, by the third Earn-Out Payment Date, Seller shall not have received the Minimum Aggregate Earn-Out Payment, then Buyer shall pay Seller on such third Earn-Out Payment Date, together with any Earn-Out Payment that may be due on such date (the "Third Earn-Out Payment"), the difference, if any, between the aggregate amount of all Earn-Out Payments theretofore paid to Seller (including the Third Earn-Out Payment) and the Minimum Aggregate Earn-Out Payment. In no event shall Buyer be obligated hereunder to make any Earn-Out Payment to Seller, to the extent that such Earn-Out Payment when taken together with all previously paid Earn-Out Payments ("Aggregate Earn-Out Payments") shall exceed $5,000,000 in the aggregate. In the event that for any Earn-Out Period, the Aggregate Earn-Out Payments would exceed such $5,000,000 maximum, the Earn-Out Payment owed to Seller with respect to such Earn-Out Period shall be equal to the remainder of $5,000,000 less the previously made Earn-Out Payments. Seller and its Representatives shall be granted access from time to time during normal business hours during the Earn-Out Term (but not after the Maximum Aggregate Earn-Out Payment has been made to Seller) to all books and records of the Company relating to its sales so as to enable it and its Representatives to audit the calculation of the Company=s Earn-Out Revenues and the Earn-Out Payments due hereunder.

     2.4 CLOSING

     The purchase and sale (the "Closing") provided for in this Agreement will take place at the offices of Buyer's counsel Satterlee Stephens Burke & Burke LLP at 230 Park Avenue, Suite 1130, New York, N.Y. at 10:00 a.m. (local time) on June 1, 2001 or on such other date or at such other time and place as the parties may agree. Subject to the provisions of Section 9, failure to consummate the purchase and sale provided for in this Agreement on the date and time and at the place determined pursuant to this Section 2.4 will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement.

     2.5 CLOSING OBLIGATIONS

     At the Closing:

     (a) Seller will deliver to Buyer:

          (i) certificates representing the Shares, duly endorsed (or accompanied by duly executed stock powers), with signatures guaranteed by a commercial bank or by a member firm of the New York Stock Exchange, for transfer to Buyer;

          (ii) a release in the form of Exhibit 2.5(a)(ii) executed by Seller and the Acquired Companies (the "Mutual Release");

          (iii) a noncompetition agreement in the form of Exhibit 2.5(a)(iii), executed by Seller (the "Noncompetition Agreement"); and

          (iv) a certificate executed by Seller representing and warranting to Buyer that each of Seller's representations and warranties in this Agreement was accurate in all material respects as of the date of this Agreement and is accurate in all material respects as of the Closing Date as if made on the Closing Date (giving full effect to any supplements to the Disclosure Letter that were delivered by Seller to Buyer prior to the Closing Date); and

     (b) The Company will deliver to Buyer a certificate executed by the Company representing and warranting to Buyer that each of the Company's representations and warranties in this Agreement was accurate in all material respects as of the date of this Agreement and is accurate in all material respects as of the Closing Date as if made on the Closing Date (giving full effect to any supplements to the Disclosure Letter delivered to Buyer prior to the Closing Date).

     (c) Buyer will deliver to Seller:

          (i) evidence of the wire transfer of the amount of the Closing Payment to an account specified by Seller in writing to Buyer at least five (5) Business Days prior to the Closing Date; and

     (ii) a certificate executed by Buyer to the effect that, except as otherwise stated therein, each of Buyer's representations and warranties in this Agreement was accurate in all material respects as of the date of this

Agreement and is accurate in all material respects as of the Closing Date as if made on the Closing Date.

     2.6 BENEFITS

     The parties acknowledge that the sale of control to the Buyer pursuant to this Agreement is expected to be beneficial to the Company and its shareholders through the strategic alliance of the Company with the Buyer, which has established operations in the electronic and electro-mechanical manufacturing industry, and a stronger financial position than that of the Company. Each of the Buyer and the Company complement their respective operations, and, as a result of the Contemplated Transactions, the Company is expected to be provided with an expanded geographic and customer base and global presence, a greater competitive edge, cost efficiencies in labor, supplies and overall manufacturing, expanded markets, greater ability to better service customers with enhanced product choices and with the potential to further attract new customers and obtain expanded credit facilities.

3.  REPRESENTATIONS AND WARRANTIES OF SELLER AND THE COMPANY

     Seller represents and warrants to Buyer as follows in Sections in 3.1 to
3.28 (all of such following representations shall be deemed to be made to the Knowledge of Seller, except as otherwise specified herein):

     3.1 ORGANIZATION AND GOOD STANDING

     (a) Part 3.1 of the Disclosure Letter contains a complete and accurate list for each Acquired Company of its name, its jurisdiction of incorporation, other jurisdictions in which it is authorized to do business, and its capitalization (including the identity of each stockholder and the number of shares held by each (except for the Company)). Each Acquired Company is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets that it purports to own or use, and to perform all its obligations under Applicable Contracts. Each Acquired Company is duly qualified to do business as a foreign corporation and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification.

     (b) The Seller has delivered to Buyer copies of the Organizational Documents of each Acquired Company, as currently in effect.

     3.2 AUTHORITY; NO CONFLICT

     All representations and warranties with respect to Seller in this Section
3.2 (a) and (b) (i) shall be deemed to be made by Seller, without qualification.

     (a) This Agreement constitutes the legal, valid, and binding obligation of Seller and the Company, enforceable against Seller and the Company in accordance with its terms. Upon the execution and delivery by Seller of the Mutual Release and the Noncompetition Agreement (collectively, the "Seller's Closing Documents") the Seller's Closing Documents will constitute the legal, valid, and binding obligations of Seller enforceable against Seller in accordance with their respective terms. Seller has the absolute unrestricted right, power and authority, to execute and deliver this Agreement and the Seller's Closing Documents and to perform their obligations under this Agreement and the Seller's Closing Documents, subject to Section 8.3 and receipt of the approval of Seller's shareholders in accordance with the FBCA.

     (b) Except as set forth in Part 3.2(b) of the Disclosure Letter, neither the execution and delivery of this Agreement nor the consummation or performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time):

          (i) contravene, conflict with, or result in a violation of (A) any provision of the Organizational Documents of the Acquired Companies, or (B) any resolution adopted by the board of directors or the stockholders of Seller or any Acquired Company;

          (ii) contravene, conflict with, or result in a violation of or trigger the provisions of 607.0901 of the FBCA or any right of appraisal pursuant to the provisions of 607.0902 of the FBCA, or any similar Legal Requirement, or any Legal Requirement or any Order to which any Acquired Company or Seller, or any of the assets owned or used by any Acquired Company, may be subject;

          (iii) contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that is held by any Acquired Company or that otherwise relates to the business of, or any of the assets owned or used by, any Acquired Company;

          (iv)  require any Governmental Authorization;

          (v) contravene, conflict with, or result in a material violation or Breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract; or

          (vi) result in the imposition or creation of any Encumbrance upon or with respect to any of the assets owned or used by any Acquired Company.

     (c) Except as set forth in Part 3.2(c) of the Disclosure Letter, neither Seller nor any Acquired Company is or will be required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

     3.3 CAPITALIZATION

     All of the representations and warranties in this Section 3.3 shall be deemed to be made by Seller without qualification. The authorized equity securities of the Company consist of 10,000,000 shares of Common Stock, of which 6,556,990 shares are issued and outstanding and include the Shares.
The Shares represent Seventy One and Twenty Nine Hundredths of One percent (71.29%) of the issued and outstanding voting capital stock of the Company and constitute all of the shares of capital stock of the Company owned of record and beneficially by Seller. Seller is and will be on the Closing
Date the record and beneficial owner and holder of the Shares, free and clear of all Encumbrances, and Buyer will acquire the Shares from Seller free and clear of all Encumbrances. All of the outstanding equity securities and other securities of each Acquired Company (other than the Company) are owned of record and beneficially by one or more of the Acquired Companies, free and clear of all Encumbrances. No legend or other reference to any purported Encumbrance appears upon any certificate representing the Shares or any equity securities of the Acquired Companies. All of the outstanding equity securities of each Acquired Company have been duly authorized and validly issued and are fully paid and nonassessable. Except as described in Part 3.3 of the Disclosure Letter, there are no Contracts relating to the issuance, sale, or transfer of any equity securities or other securities of any Acquired Company. None of the outstanding equity securities or other securities of any Acquired Company was issued in violation of the Securities Act or to the knowledge of Seller, any other Legal Requirement. No Acquired Company owns, or has any Contract to acquire, any equity securities or other securities of any Person (other than Acquired Companies) or any direct or indirect equity or ownership interest in any other business. At no time since December 11, 1997 has the Company had more than 300 shareholders of record.

     3.4 FINANCIAL STATEMENTS

     Seller has delivered or will have delivered prior to the Closing Date to Buyer audited consolidated balance sheets of the Company as at December 31 in each of the years December 31, 1998 through December 31, 2000 (the audited consolidated balance sheet of the Company as at December 31, 2000, being referred to herein as the "Balance Sheet"), and the related audited consolidated statements of income, changes in stockholders' equity, and cash flow for each of the fiscal years then ended, including the notes thereto, together with the reports thereon of Ernst & Young LLP (for fiscal 1998) and Wiss & Company, LLP (for fiscal 1999 and 2000), independent certified public accountants. Such financial statements and notes have been or as of the Closing Date will have been prepared in accordance with GAAP, and fairly present or as of the Closing Date will fairly present the financial condition and the results of operations, changes in stockholders' equity, and cash flow of the Acquired Companies as at the respective dates of and for the periods referred to in such financial statements. The financial statements referred to in this Section 3.4 reflect or as of the Closing Date will reflect the consistent application of such accounting principles throughout the periods involved, except as disclosed in the notes to such financial statements.

     3.5 BOOKS AND RECORDS

     The books of account, minute books, stock record books (exclusive of the stock record books of the Company which are maintained by Continental Stock Transfer & Trust Company as the Company's registrar and stock transfer agent), and other records of the Acquired Companies, all of which have been made available to Buyer, are complete and correct in all material respects and have been maintained in accordance with sound business practices and the requirements of Section 13(b)(2) of the Exchange Act (regardless of whether or not the Acquired Companies are subject to that Section), including the maintenance of an adequate system of internal controls. The minute books of the Acquired Companies contain accurate and complete records of all meetings held of, and corporate action taken by, the stockholders, the Boards of Directors, and committees of the Boards of Directors of the Acquired Companies, and no meeting of any such stockholders, Board of Directors, or committee has been held for which minutes have not been prepared and are not contained in such minute books. At the Closing, all of those books and records will be in the possession of the Acquired Companies.

     3.6 TITLE TO PROPERTIES; ENCUMBRANCES

     (a) Part 3.6 of the Disclosure Letter contains a complete and accurate list of all real property, leaseholds, or other interests therein owned by any Acquired Company.

     (b) Seller has delivered or made available to Buyer copies of the deeds and other instruments (as recorded) by which the Acquired Companies acquired such real property and interests, and copies of all title insurance policies, opinions, abstracts, and surveys in the possession of Seller or the Acquired Companies and relating to such property or interests.

     (c) The Acquired Companies own (with good and marketable title in the case of real property, subject only to the matters permitted by Section 3.6(d)) all the properties and assets (whether real, personal, or mixed and whether tangible or intangible) that they purport to own located in the Facilities owned or operated by the Acquired Companies or reflected as owned in the books and records of the Acquired Companies, including all of the properties and assets reflected in the Balance Sheet (except for assets held under capitalized leases and other financing agreements disclosed in Part 3.6 of the Disclosure Letter and personal property sold since the date of the Balance Sheet in the Ordinary Course of Business), and all of the properties and assets purchased or otherwise acquired by the Acquired Companies since the date of the Balance Sheet (except for personal property acquired and sold since the date of the Balance Sheet in the Ordinary Course of Business), which subsequently purchased or acquired properties and assets (other than (i) inventory and short-term investments and (ii) other property and assets having a value of less than $50,000) are listed in Part
3.6 of the Disclosure Letter.

     (d) Except as set forth in Part 3.6 of the Disclosure Letter, all material properties and assets reflected in the Balance Sheet are free and clear of all Encumbrances and are not, in the case of real property, subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except, with respect to all such properties and assets, (i) mortgages or security interests shown on the Balance Sheet as securing specified liabilities or obligations, with respect to which no default, which has not been waived provided such waiver is set forth in Part 3.6 of the Disclosure Letter, (or event that, with notice or lapse of time or both, would constitute a default) exists, (ii) mortgages or security interests incurred in connection with the purchase of property or assets, after the date of the Balance Sheet (such mortgages and security interests being limited to the property or assets so acquired), with respect to which no default, which has not been waived provided such waiver is set forth in Part 3.6 of the Disclosure Letter, (or event that, with notice or lapse of time or both, would constitute a default) exists, (iii) liens for current taxes not yet due, and (iv) with respect to real property, (A) minor imperfections of title, if any, none of which is substantial in amount, materially detracts from the value or impairs the use of the property subject thereto, or impairs the operations of any Acquired Company, and (B) zoning laws and other land use restrictions that do not impair the present use of the property subject thereto.

     (e) All buildings, plants, and structures owned or leased by the Acquired Companies lie wholly within the boundaries of the real property owned or leased by the Acquired Companies and do not encroach upon the property of, or otherwise conflict with the property rights of, any other Person.

     3.7 CONDITION AND SUFFICIENCY OF ASSETS

     The buildings, plants, structures, and equipment of the Acquired Companies are structurally sound, are in good operating condition and repair, and are adequate for the uses to which they are being put, and none of such buildings, plants, structures, or equipment is in need of maintenance or repairs except for ordinary, routine maintenance and repairs that are not material in nature or cost. The building, plants, structures, and equipment of the Acquired Companies are sufficient for the continued conduct of the Acquired Companies' businesses after the Closing in substantially the same manner as conducted prior to the Closing.

     3.8 ACCOUNTS RECEIVABLE

     (a) All accounts receivable of the Acquired Companies that are reflected on the Balance Sheet or on the accounting records of the Acquired Companies as of the Closing Date (collectively, the "Accounts Receivable") will represent valid obligations arising from sales actually made or services actually performed in the Ordinary Course of Business unless paid prior thereto, which payments are not reflected on the Balance Sheet.

     (b) Unless paid prior to the Closing Date, the Accounts Receivable will be as of the Closing Date collectible net of the respective reserves shown on the Balance Sheet or on the accounting records of the Acquired Companies as of the Closing Date (which reserves are adequate and calculated consistent with past practice and, in the case of the reserve as of the Closing Date, will not represent a materially greater percentage of the Accounts Receivable as of the Closing Date than the reserve reflected in the Balance Sheet represented of the Accounts Receivable reflected therein and will not represent a material adverse change from the Balance Sheet Date in the composition of such Accounts Receivable in terms of aging).

     (c) Subject to such reserves, each of the Accounts Receivable either has been or is reasonably expected to be collected in full other than credits issued in the Ordinary Course of Business, not exceeding $25,000 in the aggregate, without any set-off, within a reasonable period after the day on which it first becomes due and payable.

     (d) There is no contest, claim, or right of set-off, other than returns in the Ordinary Course of Business, under any Contract with any obligor of an Accounts Receivable relating to the amount or validity of such Accounts Receivable.

     (e) Part 3.8 of the Disclosure Letter contains a complete and accurate list of all Accounts Receivable as of the date of the Balance Sheet, which list sets forth the aging of such Accounts Receivable.

     3.9 INVENTORY

     Except as set forth in Part 3.9 of the Disclosure Letter:

     (a) All inventory of the Acquired Companies, whether or not reflected in the Balance Sheet, consists of a quality and quantity usable and salable in the Ordinary Course of Business, except for obsolete items and items of below-standard quality, all of which have been written off or written down to net realizable value in the Balance Sheet or on the accounting records of the Acquired Companies as of the Closing Date, as the case may be.

     (b) All inventories not written off have been priced at the lower of cost or net realizable value on a first in, first out basis.

     (c) The quantities of each item of inventory (whether raw materials, work-in-process, or finished goods), which have not been written off or written down or reserved for on the Balance Sheet, are not excessive, but are reasonable for the operation of the Acquired Companies in the Ordinary Course of Business.

     (d) Neither the Company nor the Seller has received any notice of any claim that the Company is under any liability or obligation with respect to the return of inventory or merchandise in the possession of wholesalers, retailers or other customers, other than (i) returns of unsalable merchandise or inventory in the aggregate not exceeding $25,000 or (ii) returns for rework or upgrade in the aggregate not exceeding $25,000.

     3.10 NO UNDISCLOSED LIABILITIES

     Except as set forth in Part 3.10 of the Disclosure Letter, the Acquired Companies have no material liabilities or obligations of any nature whether absolute, accrued, contingent, or otherwise) except for liabilities or obligations reflected or reserved against in the Balance Sheet (including any notes thereto) and current liabilities incurred in the Ordinary Course of Business since the respective dates thereof.

     3.11 TAXES

     (a) The Acquired Companies have filed or caused to be filed (on a timely basis, including all extensions, since January 1,1995 for all Acquired Companies other than the Company's European Subsidiaries, and since January 1, 1994 for the Company's European Subsidiaries) all Tax Returns that are or were required to be filed by or with respect to any of them, either separately or as a member of a group of corporations, pursuant to applicable Legal Requirements. All such Tax Returns or amended Tax Returns were correct and complete in all material aspects. The Company has delivered or made available to Buyer copies of, and Part 3.11 of the Disclosure Letter contains a complete and accurate list of, all such Tax Returns filed since January 1, 1995 for all Acquired Companies other than the Company's European Subsidiaries, and since January 1, 1994 for the Company's European Subsidiaries. The Acquired Companies have paid all Taxes that have or may have become due pursuant to those Tax Returns or otherwise, or pursuant to any assessment received by Seller or any Acquired Company.

     (b) Part 3.11 of the Disclosure Letter contains a complete and accurate list of all audits of all Tax Returns, including a reasonably detailed description of the nature and outcome (including any adjustments or deficiencies) of each audit. Except as described in Part 3.11 of the Disclosure Letter, neither Seller nor any Acquired Company has given or been requested to give waivers or extensions
(or is or would be subject to a waiver or extension given by any other Person) of any statute of limitations relating to the payment of Taxes of any Acquired Company or for which any Acquired Company may be liable.

     (c) All Taxes that any Acquired Company is or was required by Legal Requirements to withhold or collect have been duly withheld or collected in all material respects and, to the extent required, have been paid to the proper Governmental Body or other Person.

     (d) There is no Tax sharing agreement that will require any payment by any Acquired Company after the date of this Agreement. No Acquired Company is, or within the five-year period preceding the Closing Date has been, an "S" corporation.

     (e) No claim has been received by Seller or any Acquired Company from a taxing authority in a jurisdiction where any Acquired Company does not file Tax Returns that such corporation is or may be subject to taxation by that jurisdiction. Other than as disclosed in Part 3.11 of the Disclosure Letter, no written notice indicating an intent to open an audit or other review has been received by the Company from any foreign, federal, state or local taxing authority. Other than as disclosed in Part 3.11 of the Disclosure Letter, there are no material unresolved questions or claims concerning an Acquired Company's Tax liability.

     (f) The Company has not made an election under 341(f) of the Internal Revenue Code. No Acquired Company is liable for the Taxes of another person that is not an Acquired Company under (A) Treas. Reg. 1.1502-6 (or comparable provisions of state, local or foreign law), (B) as a transferee or successor, (C) by contract or indemnity or (D) otherwise. No Acquired Company has made any payments, is obligated to make payments or is a party to an agreement that could obligate it to make any payments that would not be deductible under 280G of the IRC.

     (g) The unpaid Taxes of the Acquired Companies did not, as of December 31, 2000, exceed by any material amount the reserve for Tax liability (rather than any reserve for deferred taxes established to reflect timing differences between book and tax income) set forth on the Balance Sheet and will not exceed by any material amount that reserve as adjusted for operations and transactions through the Closing Date in accordance with the past custom and practice of the Company in filing its Tax Returns.

     3.12 NO MATERIAL ADVERSE CHANGE

     Since the date of the Balance Sheet, there has not been any material adverse change in the business, operations, properties, prospects, assets, or condition of any Acquired Company, and no event has occurred or circumstance exists that may result in such a material adverse change.

     3.13 EMPLOYEE BENEFITS

     Except as disclosed on Part 3.13 of the Disclosure Letter, none of the Acquired Companies maintains any employees' or retirees' pension, profit-sharing, deferred compensation or other employee or retiree benefit plan, or any employee or retiree welfare plans or is liable to any Person by reason of the administration or termination of any such plan. All such plans have been administered in all material aspects in accordance with their respective terms and all applicable Legal Requirements.

     3.14 COMPLIANCE WITH LEGAL REQUIREMENTS; GOVERNMENTAL AUTHORIZATIONS

     (a) Except as set forth in Part 3.14 of the Disclosure Letter:

          (i) each Acquired Company is, and at all times since January 1, 1998 has been, in compliance with each Legal Requirement (other than Environmental Laws, compliance with which is described in Section 3.19 below), that is or was applicable to it or to the conduct or operation of its business or the ownership or use of any of its assets in all material aspects; and

          (ii) no Acquired Company has received, at any time since January 1, 1998, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential material violation of, or failure to comply with, any Legal Requirement, or (B) any actual, alleged, possible, or potential obligation on the part of any Acquired Company to undertake, or to bear all or any portion of the cost of, any remedial action of any nature.

     (b) Part 3.14 of the Disclosure Letter contains a complete and accurate list of each material Governmental Authorization that is held by any Acquired Company or that otherwise relates to the business of, or to any of the assets owned or used by, any Acquired Company. Each Governmental Authorization listed or required to be listed in Part 3.14 of the Disclosure Letter is valid and in full force and effect.

     (c) Each Acquired Company is, and at all times since January 1, 1998 has been, in full compliance with all of the terms and requirements of each Governmental Authorization identified or required to be identified in Part
3.14 of the Disclosure Letter.

     (d) No event has occurred or circumstance exists that may (with or without notice or lapse of time) (A) constitute or result directly or indirectly in a violation of or a failure to comply with any term or requirement of any Governmental Authorization listed or required to be listed in Part 3.14 of the Disclosure Letter, or (B) result directly or indirectly in the revocation, withdrawal, suspension, cancellation, or termination of, or any modification to, any Governmental Authorization listed or required to be listed in Part 3.14 of the Disclosure Letter.

     (e) No Acquired Company has received, at any time since January 1, 1998, any notice or other communication (whether oral or written) from any Governmental Body or any other Person regarding (A) any actual, alleged, possible, or potential violation of or failure to comply with any term or requirement of any material Governmental Authorization, or (B) any actual, proposed, possible, or potential revocation, withdrawal, suspension, cancellation, termination of, or modification to any material Governmental Authorization.

     (f) All applications required to have been filed for the renewal of the Governmental Authorizations listed or required to be listed in Part 3.14 of the Disclosure Letter have been duly filed on a timely basis with the appropriate Governmental Bodies, and all other filings required to have been made with respect to such Governmental Authorizations have been duly made on a timely basis with the appropriate Governmental Bodies.

     (g) The Governmental Authorizations listed in Part 3.14 of the Disclosure Letter collectively constitute all of the material Governmental Authorizations necessary to permit the Acquired Companies to lawfully conduct and operate their businesses in the manner they currently conduct and operate such businesses and to permit the Acquired Companies to own and use their assets in the manner in which they currently own and use such assets.

     3.15 LEGAL PROCEEDINGS; ORDERS

     (a) Except as set forth in Part 3.15 of the Disclosure Letter, there is no pending Proceeding:

          (i) that has been commenced by or against any Acquired Company or that otherwise relates to or may be reasonably likely to materially adversely affect the business of, or any of the assets owned or used by, any Acquired Company; or

          (ii) that challenges, or that may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions.

     (b) No such Proceeding has been Threatened and no event has occurred or circumstance exists that could reasonably be expected to give rise or serve as a basis of the commencement of any such Proceeding that could materially adversely effect the Company. Seller has delivered to Buyer copies of all pleadings, correspondence, and other documents relating to each Proceeding listed in Part 3.15 of the Disclosure Letter except as noted therein. The Proceedings listed in Part 3.15 of the Disclosure Letter will not have a material adverse effect on the business, operations, assets, condition, or prospects of any Acquired Company, except as set forth in Part
3.15 of the Disclosure Letter.

     (c) There is no Order to which any of the Acquired Companies, or any of the assets owned or used by any Acquired Company, is, or has since January 1, 1998, been subject.

     (d) Seller is not, and since January 1, 1998, has not been, subject to any Order that relates to the business of, or any of the assets owned or used by, any Acquired Company.

     (e) No officer, director, agent, or employee of any Acquired Company is, or has since January 1, 1998, been subject to any Order that prohibits such officer, director, agent, or employee from engaging in or continuing any conduct, activity, or practice relating to the business of any Acquired Company.

     (f) There are no material warranty or product liability claims (other than claims which are fully insured) of which the Company or the Seller has received notice, and the Seller does not have Knowledge of any basis for any such claims.

     3.16 ABSENCE OF CERTAIN CHANGES AND EVENTS

     Except as set forth in Part 3.16 of the Disclosure Letter, since the date of the Balance Sheet, the Acquired Companies have conducted their businesses only in the Ordinary Course of Business and there has not been any:

     (i) change in any Acquired Company's authorized or issued capital stock; grant of any stock option or right to purchase shares of capital stock of any Acquired Company; issuance of any security convertible into such capital stock; grant of any registration rights except as provided in Section 5.9; purchase, redemption, retirement, or other acquisition by any Acquired Company of any shares of any such capital stock; or declaration or payment of any dividend or other distribution or payment in respect of shares of capital stock;

     (ii)   amendment to the Organizational Documents of any Acquired Company;

     (iii) payment or increase by any Acquired Company of any bonuses, salaries, or other compensation to any stockholder, director, officer, or (except in the Ordinary Course of Business) employee or entry into any employment, severance, or similar Contract with any director, officer, or employee;

     (iv) adoption of, or increase in the payments to or benefits under, any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan for or with any employees of any Acquired Company;

     (v) damage to or destruction or loss of any asset or property of any Acquired Company, whether or not covered by insurance, materially and adversely affecting the properties, assets, business, financial condition, or prospects of the Acquired Companies, taken as a whole;

     (vi) entry into, termination of, or receipt of notice of termination of (i) any license, distributorship, dealer, sales representative, joint venture, credit, or similar agreement, or (ii) any Contract or transaction involving a total remaining commitment by or to any Acquired Company of at least $50,000.00;

     (vii) sale (other than sales of inventory in the Ordinary Course of Business), lease, or other disposition of any material asset or property of any Acquired Company or mortgage, pledge, or imposition of any Encumbrance on any material asset or property of any Acquired Company, including the sale, lease, or other disposition of any of the Intellectual Property Assets, in excess of $50,000, in the aggregate;

     (viii) cancellation or waiver of any claims or rights with a value to any Acquired Company in excess of $50,000.00;

     (ix) material change in the accounting methods used by any Acquired Company; or

     (x) agreement, whether oral or written, by any Acquired Company to do any of the foregoing.

     3.17 CONTRACTS; NO DEFAULTS

     (a) Part 3.17(a) of the Disclosure Letter contains a complete and accurate list, and the Seller has delivered to Buyer true and complete copies, of each of the following, provided, however, that neither any document listed on any other Part of the Disclosure Letter nor any purchase order entered into in the Ordinary Course of Business need be listed in Part 3.17(a):

          (i) each Applicable Contract that involves performance of services or delivery of goods or materials by one or more Acquired Companies of an amount or value in excess of $25,000;

          (ii) each Applicable Contract that involves performance of services or delivery of goods or materials to one or more Acquired Companies of an amount or value in excess of $25,000;

          (iii) each Applicable Contract that was not entered into in the Ordinary Course of Business and that involves expenditures or receipts of one or more Acquired Companies in excess of $25,000;

          (iv) each lease, rental or occupancy agreement, license, installment and conditional sale agreement, and other Applicable Contract affecting the ownership of, leasing of, title to, use of, or any leasehold or other interest in, any real or personal property (except personal property leases and installment and conditional sales agreements having a value per item or aggregate payments of less than $25,000 and with terms of less than one year);

          (v) each licensing agreement or other Applicable Contract with respect to patents, trademarks, copyrights, or other intellectual property, including agreements with current or former employees, consultants, or contractors regarding the appropriation or the non-disclosure of any of the Intellectual Property Assets;

          (vi) each employment agreement with an executive officer of an Acquired Company and each collective bargaining agreement and other Applicable Contract to or with any labor union or other employee representa-tive of a group of employees;

          (vii) each joint venture, partnership, and other Applicable Contract (however named) involving a sharing of profits, losses, costs, or liabilities by any Acquired Company with any other Person;

          (viii) each Applicable Contract containing covenants that in any way purport to restrict the business activity of any Acquired Company or any Affiliate of an Acquired

Company or limit the freedom of any Acquired Company or any Affiliate of an Acquired Company to engage in any line of business or to compete with any Person;

          (ix) each Applicable Contract providing for payments to or by any Person based on sales, purchases, or profits, other than direct payments for goods or services;

          (x) each power of attorney that is currently effective and outstanding;

          (xi) each Applicable Contract entered into other than in the Ordinary Course of Business that contains or provides for an express undertaking by any Acquired Company to be responsible for consequential damages;

          (xii) each Applicable Contract for capital expenditures in excess of $25,000;

          (xiii) each written warranty, guaranty, and or other similar undertaking with respect to contractual performance extended by any Acquired Company other than in the Ordinary Course of Business; and

          (xiv) each amendment, supplement, and modification (whether oral or written) in respect of any of the foregoing.

     Part 3.17(a) of the Disclosure Letter sets forth the type, parties and date of each such Contract.

     (b) Except as set forth in Part 3.17(b) of the Disclosure Letter:

          (i) neither Seller nor any Related Person of Seller has or may acquire any rights under, and Seller has not nor may become subject to any obligation or liability under, any Contract that relates to the business of, or any of the assets owned or used by, any Acquired Company; and

          (ii) no officer, director, agent, employee, consultant, or contractor of any Acquired Company is bound by any Contract that purports to limit the ability of such officer, director, agent, employee, consultant, or contractor to (A) engage in or continue any conduct, activity, or practice relating to the business of any Acquired Company, or (B) assign to any Acquired Company or to any other Person any rights to any invention, improvement, or discovery.

     (c) Except as set forth in Part 3.17(c) of the Disclosure Letter, each Contract identified or required to be identified in Part 3.17(a) of the Disclosure Letter is in full force and effect and is valid and enforceable in accordance with its terms.

     (d) Except as set forth in Part 3.17(d) of the Disclosure Letter:

          (i) each Acquired Company is, and at all times since January 1, 1998 has been, in full compliance in all material respects with all applicable terms and requirements of each Contract under which such Acquired Company has or had any obligation or liability or by which such Acquired Company or any of the assets owned or used by such Acquired Company is or was bound;

          (ii) each other Person that has or had any obligation or liability under any Contract under which an Acquired Company has or had any rights is, and at all times since January 1, 1998 has been, in full compliance in all material respects with all applicable terms and requirements of such Contract;

          (iii) no event has occurred or circumstance exists that (with or without notice or lapse of time) may contravene, conflict with, or result in a violation or breach of, or give any other Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any Applicable Contract; and

          (iv) no Acquired Company has given to or received from any other Person, at any time since January 1, 1998, any notice or other communication (whether oral or written) regarding any actual, alleged, possible, or potential material violation or Breach of, or material default under, any Contract.

     (e) There are no renegotiations of, or attempts to renegotiate, any material amounts paid or payable to any Acquired Company under current or completed Contracts with any Person and no such Person has made written demand for such renegotiation.

     (f) The Contracts relating to the sale, design, manufacture, or provision of products or services by the Acquired Companies have been entered into in the Ordinary Course of Business and have been entered into without the commission of any act alone or in concert with any other Person, or any consideration having been paid or promised, that is or would be in violation of any Legal Requirement.

     3.18 INSURANCE

     Except as set forth in Part 3.18 of the Disclosure Letter:

     (a) All insurance policies to which any Acquired Company is a party or that provide coverage to any Acquired Company, or any director or officer of an Acquired Company:

          (A) are valid, outstanding, and enforceable;

          (B) are issued by an insurer that is financially sound and reputable;

          (C) taken together, provide adequate insurance coverage for the assets and the operations of the Acquired Companies for all risks to which the Acquired Companies are normally exposed;

          (D) are sufficient for compliance in all material respects with all Legal Requirements and Contracts to which any Acquired Company is a party or by which any of them is bound;

          (E) will continue in full force and effect following the consummation of the Contemplated Transactions unless terminated by Buyer; and

          (F) do not provide for any retrospective premium adjustment or other experienced-based liability on the part of any Acquired Company.

     (b) Neither Seller nor any Acquired Company has received (A) any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or (B) any notice of cancellation or any other indication that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any policy is not willing or able to perform its obligations thereunder other than those replaced with equivalent insurance policies.

     (c) Except as set forth in Part 3.18 of the Disclosure Letter, the Seller or the Acquired Companies have paid all premiums due, and have otherwise performed all of their respective obligations, under each policy to which any Acquired Company is a party or that provides coverage to any Acquired Company or director thereof.

     (d) The Seller or the Acquired Companies have given notice to the insurer of all claims that may be insured thereby.

     3.19 ENVIRONMENTAL MATTERS

     (a) Except as set forth in Part 3.19 of the Seller's Disclosure Letter:

          (i) The operations of the Acquired Companies are, and have at all times been, in compliance with all applicable Environmental Laws and all permits issued pursuant to Environmental Laws in all material respects;

          (ii) The Acquired Companies have obtained or applied for all material permits required under all applicable Environmental Laws necessary to operate their respective businesses;

          (iii) The Acquired Companies are not the subject of any outstanding Order of, and none of the Acquired Companies is a party to any agreement with, any Governmental Body or Person respecting (i) Environmental Laws, (ii) Remedial Action or (iii) any Release or Threat of Release of Hazardous Materials;

          (iv) None of the Acquired Companies has received any written communication alleging that it may be in violation of any Environmental Law or any permit issued pursuant to any Environmental Law, or may have any liability under any Environmental Law;

          (v) There are no investigations of the business, operations, or currently or previously owned, operated or leased property of any of the Acquired Companies pending or Threatened which could lead to the imposition of any liability pursuant to any Environmental Law;

          (vi) To Seller's actual knowledge, there is not located at any of the properties of any Acquired Company any (A) underground storage tanks, (B) asbestos-containing material or (C) equipment containing polychlorinated biphenyls;

          (vii) The Company has provided to Buyer all environmentally related audits, studies, reports, analyses, and results of investigations that have been performed with respect to the currently or previously owned, leased or operated properties of the Acquired Companies in its possession;

          (viii) There are no Hazardous Materials present on or in the Environment at the Facilities other than as properly handled and disposed of in accordance with all applicable Legal Requirements;

          (ix) No Acquired Company has permitted or conducted, or is aware of, any Hazardous Activity conducted with respect to the Facilities; and

          (x) To Seller's Knowledge for those periods during which it owned or leased the Facilities and to Seller's actual knowledge for those periods during which it did not own or lease the Facilities, there has been no Release or Threat of Release, of any Hazardous Materials at or from the Facilities or at any other locations where any Hazardous Materials were generated or used from or by the Facilities.

     3.20 EMPLOYEES

     (a) Part 3.20 of the Disclosure Letter contains a complete and accurate list of the following information for each employee earning over $50,000 per year, officer or director of the Acquired Companies, including each such employee on leave of absence or layoff status: employer; name; job title; current compensation paid or payable and any change in compensation since January 1, 2001; vacation accrued; and service credited for purposes of vesting and eligibility to participate under any Acquired Company's pension, retirement, profit-sharing, thrift-savings, deferred compensation, stock bonus, stock option, cash bonus, employee stock ownership (including investment credit or payroll stock ownership), severance pay, insurance, medical, welfare, or vacation plan, other employee pension benefit plan or employee welfare benefit plan, or any other employee benefit plan or any director plan.

     (b) No employee or director of any Acquired Company is a party to, or is otherwise bound by, any agreement or arrangement, including any confi-dentiality, noncompetition, or proprietary rights agreement, between such employee or director and any other Person ("Proprietary Rights Agreement") that in any way adversely affects or will affect (i) the performance of his duties as an employee or director of the Acquired Companies, or (ii) the ability of any Acquired Company to conduct its business, including any Proprietary Rights Agreement with Seller or the Acquired Companies by any such employee or director. No director, officer, or other key employee of any Acquired Company intends to terminate his employment with such Acquired Company except as required hereunder.

     (c) Part 3.20 of the Disclosure Letter also contains a complete and accurate list of the following information for each retired employee or director of the Acquired Companies, or their dependents, receiving retiree benefits from an Acquired Company or scheduled to receive retiree benefits from an Acquired Company in the future: name, pension benefit, pension option election, retiree medical insurance coverage, retiree life insurance coverage, and other retiree benefits.

     3.21 LABOR RELATIONS; COMPLIANCE

     Except as set forth in Part 3.21 of the Disclosure Letter:

     (i) since January 1, 1998 no Acquired Company has been, or currently is, a party to any collective bargaining or other labor Contract;

     (ii) Since January 1, 1998 there has not been, there is not presently pending or existing, and there is not Threatened, (a) any strike, slowdown, picketing, work stoppage, or employee grievance process, (b) any Proceeding against or affecting any Acquired Company relating to the alleged violation of any Legal Requirement pertaining to labor relations or employment matters, including any charge or complaint filed by an employee or union with the National Labor Relations Board, the Equal Employment Opportunity Commission, or any comparable Governmental Body, organizational activity, or other labor or employment dispute against or affecting any of the Acquired Companies or their premises, or (c) any application for certification of a collective bargaining agent;

     (iii) no event has occurred or circumstance exists that could provide the basis for any work stoppage or other labor dispute;

     (iv) there is no lockout of any employees by any Acquired Company, and no such action is contemplated by any Acquired Company;

     (v) each Acquired Company has complied in all material respects with all Legal Requirements relating to employment, equal employment opportunity, nondiscrimination, wages, hours, benefits, collective bargaining, the payment of social security and similar taxes, occupational safety and health, and plant closing; and

     (vi) no Acquired Company is liable for the payment of any compensation, damages, taxes, fines, penalties, or other amounts of a material nature, however designated, for failure to comply with any of the foregoing Legal Requirements.

     3.22 INTELLECTUAL PROPERTY

     (a) Intellectual Property Assets--The term "Intellectual Property Assets"
         ----------------------------
means :

          (i) the names Techdyne, Inc., Lytton Incorporated, Techdyne (Europe) Ltd., and Techdyne (Livingston) Limited, together with any fictional business names, trading names, registered and unregistered trademarks, service marks, and applications therefor owned, used or licensed by any of the Acquired Companies as licensor or licensee (collectively, "Marks");

          (ii) all patents, patent applications, and inventions and discoveries that may be patentable owned, used or licensed by any of the Acquired Companies as licensor or licensee (collectively, "Patents");

          (iii) all copyrights in both published works and unpublished works owned, used or licensed by any of the Acquired Companies as licenser or licensee (collectively, "Copyrights");

          (iv) all rights in mask works owned, used or licensed by any of the Acquired Companies as licensor or licensee (collectively, "Rights in Mask Works"); and

          (v) all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints, owned, used, or licensed by any Acquired Company as licensee or licensor, and material to its business (collectively, "Trade Secrets").

     Except as set forth in Part 3.22 of the Disclosure Letter, none of the Acquired Companies own or license as licensee or licensor any Patents.

     (b) Agreements--Part 3.22(b) of the Disclosure Letter contains a complete
         ----------
and accurate list identifying all material Contracts relating to the Intellectual Property Assets other than Trade Secrets, and all written Contracts related to the Trade Secrets, to which any Acquired Company is a party or by which any Acquired Company is bound. There are no outstanding and no Threatened disputes or disagreements with respect to any such agreement.

     (c) Know-How Necessary for the Business
         -----------------------------------

          (i)    Except as set forth in Part 3.22 of the Disclosure Letter,
(A) the Intellectual Property Assets are all those necessary for the operation of the Acquired Companies' businesses as they are currently conducted in all material respects, and (B) one or more of the Acquired Companies is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all Encumbrances and other adverse claims, or is licensed to use the same.

          (ii) No employee of any Acquired Company has entered into any Contract during his employment with the Acquired Companies that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than one or more of the Acquired Companies.

     (d) Patents
         -------

     Except as set forth in Part 3.22(d) of the Disclosure Letter, none of the products manufactured and sold, nor any process or know-how used, by any Acquired Company infringes or is alleged to infringe any Patent or other proprietary right of any other Person.

     (e) Trademarks
         ----------

          (i) Part 3.22(e) of Disclosure Letter contains a complete and accurate list identifying all Marks. One or more of the Acquired Companies is the owner of all right, title, and interest in and to each of the registered Marks, free and clear of all Encumbrances and other adverse claims.

          (ii) Except as set forth in Part 3.22(e) of the Disclosure Letter, all Marks that have been registered with the United States Patent and Trademark Office are currently in compliance with all formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications), are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within 20 Business Days after the Closing Date.

          (iii) No Mark has been or is now involved in any opposition, invalidation, or cancellation and, no such action is Threatened with the respect to any of the Marks.

          (iv) There is no potentially interfering trademark or trademark application of any third party.

          (v) No Mark is infringed or has been challenged or Threatened in any way. None of the Marks used by any Acquired Company infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

     (f) Trade Secrets
         -------------

          (i) Seller and the Acquired Companies have taken all reasonable precautions to protect the secrecy, confidentiality, and value of their Trade Secrets.

          (ii) One or more of the Acquired Companies has good title or is entitled to use the Trade Secrets. The Trade Secrets are not part of the public knowledge or literature, and, have not been used, divulged, or appropriated either for the benefit of any Person (other than one or more of the Acquired Companies) or to the detriment of the Acquired Companies. No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

     3.23 CERTAIN PAYMENTS

     No Acquired Company or director, officer, agent, or employee of any Acquired Company, or any other Person associated with or acting for or on behalf of any Acquired Company, has directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback, or other payment to any Person, private or public, regardless of form, whether in money, property, or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained, for or in respect of any Acquired Company or any Affiliate of an Acquired Company, or (iv) in violation of any Legal Requirement, including, without limitation, the Foreign Corrupt Practices Act of 1977, as amended, or (b) established or maintained any fund or asset that has not been recorded in the books and records of the Acquired Companies.

     3.24 DISCLOSURE

     (a) The representation and warranty set forth in this Section 3.24(a) shall be deemed to be made by Seller without qualification. No representation or warranty of Seller or the Company in this Agreement and no statement in the Disclosure Letter omits to state a material fact necessary to make the statements herein or therein, in light of the circumstances in which they were made, not misleading.

     (b) There is no fact that has specific application to any Acquired Company (other than general economic or industry conditions) and that materially adversely affects or, as far as Seller can reasonably foresee, materially Threatens, the assets, business, prospects, financial condition, or results of operations of the Acquired Companies (on a consolidated basis) that has not been set forth in this Agreement or the Disclosure Letter.

     (c) There is no fact that has specific application to any Acquired Company (other than general economic or industry conditions) and that materially adversely affects or, as far as Seller can reasonably foresee, materially Threatens, the Contemplated Transactions, subject to the consents required to be obtained pursuant to Section 3.2.

     (d) Except for the representations and warranties set forth in this
Section 3, no further representations are made and no further warranties are given by Seller or the Company. Without limiting the generality of the foregoing, neither Seller nor the Company makes any representation, warranty or guaranty to Buyer or any Affiliate or Related Person of the Buyer with respect to any projections, estimates, budgets, future revenues, future expenses, future results, or future cash flows, or any forward-looking statements regarding the Acquired Companies. Any forecasts, projections, business plans, or other forward-looking information furnished to Buyer by or on behalf of Seller or the Company cannot and should not be viewed as a prediction or guaranty of the future performance of the Acquired Companies, nor can any assurance be given that the actual results of operations of the Acquired Companies will be comparable to those reflected in any such projections, forecasts, business plans, or other forward-looking information.

     3.25 RELATIONSHIPS WITH RELATED PERSONS

     (a) Attached to Part 3.25(a) of the Disclosure Letter are the sections captioned "CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS" from the Seller's proxy statement and the Company's information statement, each dated April 4, 2000 (the "Related Party Information"), which disclose certain relationships and related transactions involving Seller and Related Persons of Seller and the Acquired Companies, on the one hand, and the Acquired Companies, on the other, including transactions with management, directors, executive officers, nominees for election of directors, significant shareholders and immediate family members of such persons involving certain business relationships, indebtedness, and interests in any property, whether real, personal, or mixed, and whether tangible or intangible (used or pertaining to the Seller's and the Acquired Company's business). Part 3.25(a) of the Disclosure Letter sets forth an update (the "Update") of the Related Party Information. All of the information set forth in the Related Party Information as modified by the Update is true and complete in all material respects, and there is no material fact not set forth in the Related Party Information as modified by the Update relating to any transaction in excess of $60,000 between Seller or any of its Affiliates and any Acquired Company.

     (b) The representation and warranty set forth in this Section 3.25(b) shall be deemed to be made by Seller without qualification. Part 3.25 (b) of the Disclosure Letter sets forth a complete description of any claims, demands, Proceedings, causes of action, Orders, obligations, Contracts, agreements, debts and liabilities whatsoever of any Acquired Company or any of their Related Persons, either at law or in equity, against or owed to Seller or any of its individual, joint, or mutual, past and present Representatives, affiliates, stockholders, controlling persons, Subsidiaries, successors or assigns.

     3.26 BROKERS OR FINDERS

     The representation and warranty set forth in this Section 3.26 shall be deemed to be made by Seller without qualification. Neither Seller nor any Acquired Company or any of their agents have incurred any obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement.

     3.27 SECURITIES LAW MATTERS

     The representations and warranties set forth in this Section 3.27 shall be deemed to be made by Seller without qualification. Based, in part, upon the accuracy and completeness of the representations, covenants and warranties of Buyer set forth in Sections 4 and 6 hereof, the offer and sale by Seller of the Shares is exempt from (i) the registration and prospectus delivery requirements of the Securities Act and the rules and regulations of the SEC thereunder and (ii) the registration and/or qualification provisions of all applicable state securities and "blue sky" laws.

     3.28 SEC FILINGS; LISTING

     The representations and warranties set forth in this Section 3.28 shall be deemed to be made by Seller without qualification. Except as set forth in
Part 3.28 of the Disclosure Letter, none of the filings made by the Company with the SEC since January 1, 1998, contained at the time they were filed any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.
Except as disclosed in Part 3.28 of
the Disclosure Letter, the Company has registered the Common Stock pursuant to
Section 12 of the Exchange Act and has timely filed with the SEC all reports and information required to be filed by it pursuant to all reporting obligations under Section 13(a) or 15(d), as applicable, of the Exchange Act for the 12-month period immediately preceding the date hereof (the "SEC Filings"). The Common Stock is listed and traded on the NASDAQ SmallCap Market and the Company has not received any notice regarding, and to its Knowledge there is no threat, of the termination or discontinuance of the eligibility of the Common Stock for such listing.

     3.29 AUTHORIZATION; BINDING EFFECT

     The Company represents and warrants that (i) the execution, delivery and performance of this Agreement by the Company have been duly and validly authorized and approved by the Board of Directors of the Company, including a majority of the independent directors of the Company, in accordance with all applicable provisions of the Company's Organizational Documents and Bylaws and all applicable Legal Requirements, and (ii) this Agreement constitutes a valid and legally binding obligation of the Company enforceable in accordance with its terms.

4.  REPRESENTATIONS AND WARRANTIES OF BUYER

     Buyer represents and warrants to Seller as follows (all of the following representations shall be deemed to be made to the Knowledge of Buyer, except as otherwise specified herein):

     4.1 ORGANIZATION AND GOOD STANDING

     Buyer is a corporation duly organized, validly existing, and in good standing under the laws of The United Kingdom, with full corporate power and authority to conduct its business as it is now being conducted, to own or use the properties and assets it purports to own or use. Buyer is duly qualified to do business and is in good standing under the laws of each state or other jurisdiction in which either the ownership or use of the properties owned or used by it, or the nature of the activities conducted by it, requires such qualification. Complete and correct copies of the Buyer's Memorandum and Articles of Association and other organizational documents, as in effect on the date hereof, have been delivered to the Seller.

     4.2 AUTHORITY; NO CONFLICT

     All representations and warranties in this Section 4.2 (a) and (b)(i) shall be deemed to be made by Buyer without qualification except as otherwise specified.

     (a) This Agreement constitutes the legal, valid, and binding obligation of Buyer, enforceable against Buyer in accordance with its terms. Buyer has the absolute unrestricted right, power, and authority to execute and deliver this Agreement and to perform its obligations under this Agreement.

     (b) Except as set forth in Schedule 4.2, neither the execution and delivery of this Agreement by Buyer nor the consummation or performance of any of the Contemplated Transactions by Buyer will, directly or indirectly, (with or without notice or lapse of time):

         (i) contravene, conflict with, or result in a violation of (A) any provision of the Organizational Documents of the Buyer, or (B) any resolution adopted by the board of directors or the shareholders of Buyer;

         (ii) contravene, conflict with, or result in a violation of the provisions of any Legal Requirement or Order to which Buyer, or any of the assets owned or used by Buyer, may be subject;

         (iii) contravene, conflict with, or result in a violation of any of the terms or requirements of, or give any Governmental Body the right to revoke, withdraw, suspend, cancel, terminate, or modify, any Governmental Authorization that is held by Buyer or that otherwise relates to the business of, or any of the assets owned or used by Buyer;

         (iv)  require any Governmental Authorization;

         (v) contravene, conflict with, or result in a violation or Breach of any provision of, or give any Person the right to declare a default or exercise any remedy under, or to accelerate the maturity or performance of, or to cancel, terminate, or modify, any material contract to which Buyer is a party; or

         (vi) result in the imposition or creation of any Encumbrance upon or with respect to any of the assets owned or used by Buyer.

     (c) Buyer is not and will not be required to give any notice to or obtain any Consent from any Person in connection with the execution and delivery of this Agreement or the consummation or performance of any of the Contemplated Transactions.

     4.3 INVESTMENT INTENT

     The representations and warranties set forth in this Section 4.3 shall be deemed to be made by Buyer without qualification. Buyer is acquiring the Shares for its own account and not with a view to their distribution within the meaning of Section 2(11) of the Securities Act. Buyer has no present intent to transfer the Shares to any third party prior to the first anni-versary of the Closing Date; provided that nothing contained herein shall be construed to prevent Buyer at any time from freely (i) transferring the Shares to a wholly-owned Subsidiary of Buyer or (ii) selling the voting stock of Buyer or selling all or substantially all of the assets of Buyer or (iii) entering into any merger, consolidation or other business combination; provided, further that the transactions described in clauses (ii) or (iii) above do not constitute a "distribution" of the Shares within the meaning of
Section 2(11) of the Securities Act, and the buyer or surviving corporation, as the case may be, becomes bound by the provisions of this Section 4.3; and, provided, further, that this Section 4.3 shall not be deemed breached and no such "distribution" shall be deemed to have occurred by virtue of the fact that Buyer or any purchaser or surviving corporation pursuant to clauses (ii) or (iii) above is or shall become a public company; and provided, further, that Buyer shall not take, directly or indirectly, and shall use its Best Efforts to cause any of its directors, officers or Affiliates, not to take, directly or indirectly, any action to make unavailable the exemption from Securities Act registration being relied upon by Seller for the offer and sale to Buyer of the Shares as contemplated by this Agreement.

     Buyer understands it is acquiring and will be owning the Shares as "restricted securities" under the Securities Act, and that restrictive legends shall be placed on the face of the certificate(s) for the Shares, indicating the Shares cannot be transferred without Securities Act registration or an available exemption therefrom; and that stop transfer instructions shall be placed against the certificate(s) representing the Shares on the transfer records of the Company.

     Without limiting any of the representations and warranties of Seller and the Company contained herein but subject to Section 10.5, Buyer hereby acknowledges that it has engaged in due diligence regarding the Acquired Companies; and that Seller and the Acquired Companies have provided docu-ments, records and information to Buyer concerning the Acquired Companies, their capitalization, organization, operations, officers, directors, employees, business, their financial statements, and financial condition. Buyer has had the opportunity to speak with, ask questions of, and receive responses from the officers and directors and the Seller and the Acquired Companies. Buyer further represents that it has knowledge of and experience in financial and business matters, and is capable of evaluating the risks in making the investment in the Shares.

     Buyer recognizes that if any of the above representations and warranties are untrue or misleading, it may cause a violation of the federal and state securities laws, both by Buyer, on the one hand, and by Seller and the Company on the other hand.

     4.4 CERTAIN PROCEEDINGS

     There is no pending Proceeding that has been commenced by or against Buyer or that otherwise relates to or may be reasonably likely to have a material adverse effect on Buyer's business as presently conducted; or challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with, any of the Contemplated Transactions. No such Proceeding has been Threatened.

     4.5 BROKERS OR FINDERS

     The representations and warranties set forth in this Section 4.5 shall be deemed to be made by Buyer without qualification. Buyer and its officers and agents have incurred no obligation or liability, contingent or otherwise, for brokerage or finders' fees or agents' commissions or other similar payment in connection with this Agreement and will indemnify and hold Seller harmless from any such payment alleged to be due by or through Buyer as a result of the action of Buyer or its officers or agents.

     4.6 FINANCIAL ABILITY

     The representations and warranties set forth in this Section 4.6 shall be deemed to be made by Buyer without qualification. Subject to the provisions of Section 6.3, Buyer has or has access to the financial resources necessary to enable it to acquire the Shares as contemplated by this Agreement without having to sell a material portion of the assets of the Acquired Companies.

     4.7 TRADING

     Neither Buyer nor any Affiliate or Related Person of Buyer has bought or sold any capital stock of Seller or the Company since December 11, 2000.

     4.8 FINANCIAL STATEMENTS

     Buyer has delivered to Seller an unaudited balance sheet of Buyer as of November 30, 2000 (the "Buyer Balance Sheet Date"), and the related unaudited profit and loss account for the eleven month period then ended (the "Buyer Financial Statements"). The Buyer Financial Statements fairly present the financial condition and results of operations of Buyer as at the Buyer Balance Sheet Date, and the eleven month period then ended, all in accordance with United Kingdom generally accepted accounting principles.

     4.9 NO MATERIAL ADVERSE CHANGE

     Since the Buyer Balance Sheet Date (as defined above), there has not been any material adverse change in the business, operations, properties, prospects, assets, or condition of Buyer, and no event has occurred or circumstance exists that may result in such material adverse change.

5.  COVENANTS OF SELLER AND THE COMPANY

     5.1 ACCESS AND INVESTIGATION

     Between the date of this Agreement and the earlier of (i) the Closing Date or (ii) the Termination Date, Seller will, and will use its Best Efforts to cause the Company, and the Company will cause each Subsidiary and its Representatives to, (a) afford Buyer and its Representatives and prospective lenders and their Representatives (collectively, "Buyer's Advisors") full and free access to each Acquired Company's personnel, properties (including subsurface testing), contracts, books and records, and other documents and data, (b) furnish Buyer and Buyer's Advisors with copies of all such contracts, books and records, and other existing documents and data as Buyer may reasonably request, and (c) furnish Buyer and Buyer's Advisors with such additional financial, operating, and other data and information as Buyer may reasonably request.

     5.2 OPERATION OF THE BUSINESSES OF THE ACQUIRED COMPANIES

     Between the date of this Agreement and the earlier of (i) the Closing Date or (ii) the Termination Date, Seller will use its Best Efforts to cause the Company and the Company will, and will cause each Subsidiary to:

     (a) conduct the business of the Acquired Companies only in the Ordinary Course of Business. Without the prior written consent of Buyer, which consent will not be unreasonably withheld, the Company undertakes and agrees to cause each Acquired Company

         (i) not to undertake any capital expenditure in relation to any Acquired Company or its business in excess of $50,000.00;

         (ii) not to dispose of or grant any option over any assets of any Acquired Company with a fair market or book value of greater than $50,000.00, or otherwise change the capital structure of any Acquired Company, including, without limitation, the issuance of any additional securities or options, warrants or other rights to acquire securities of any Acquired Company, except pursuant to existing employee stock option plans generally available to all senior management;

         (iii) except as disclosed in Part 5.2 to the Disclosure Letter, not to make any material change to the compensation, terms and conditions of employment, pension or welfare benefits of officers, directors, managers or employees of any Acquired Company or terminate the employment of, or recruit, any officer or senior manager, except for the forgiveness of one-half of the outstanding principal amount of and interest due under certain promissory notes in the aggregate principal amount of $415,650 previously delivered in connection with the exercise of certain options to purchase an aggregate of 310,000 shares of Common Stock previously granted to certain Affiliates and Related Persons of the Company;

         (iv) other than pursuant to existing bank arrangements and credit facilities which shall not be amended without the consent of Buyer, not to increase its existing aggregate consolidated borrowings (other than by virtue of currency fluctuations) or to enter into any arrangements with banks or other parties (including Seller) which could increase the amount of the Acquired Companies' borrowings or other indebtedness to such parties, whether direct or indirect, in excess of $50,000.00; and

         (v) not to declare any cash or stock dividends or otherwise cause the Company to make any distributions to stockholders;

     (b) use their Best Efforts to preserve intact the current business organization of such Acquired Company, keep available the services of the current officers, employees, and agents of such Acquired Company, and maintain the relations and good will with suppliers, customers, landlords, creditors, employees, agents, and others having business relationships with such Acquired Company;

     (c) confer with Buyer concerning operational matters of a material nature; and

     (d) otherwise report periodically to Buyer concerning the status of the business, operations, and finances of such Acquired Company.

     5.3 NEGATIVE COVENANTS

     Except as otherwise expressly permitted by this Agreement, between the date of this Agreement and the earlier of (i) Closing Date or (ii) the Termination Date, Seller will not, and will use its Best Efforts to cause the Company, and the Company will not and will cause each Subsidiary not to, without the prior consent of Buyer, take any affirmative action, or fail to take any reasonable action within their or its control, as a result of which any representation, warranty or agreement of Seller or the Company is likely to be Breached. No notice given pursuant to Section 5.5 or filing with the SEC by Seller or the Company made in connection with the Contemplated Transactions will contain any untrue statement or omit to state a material fact necessary to make the statements therein or in this Agreement, in light of the circumstances in which they were made, not misleading.

     5.4 REQUIRED APPROVALS

     As promptly as practicable after the date of this Agreement, Seller will, and will use its Best Efforts to cause each Acquired Company to, make all filings required by Legal Requirements to be made by them in order to consummate the Contemplated Transactions (including all filings with the SEC). Between the date of this Agreement and the earlier of (i) the Closing Date or (ii) the Termination Date, Seller will, and will use its Best Efforts to cause the Company and the Company will and will cause each Subsidiary to,
(a) cooperate with Buyer with respect to all filings that Buyer elects to make or is required by Legal Requirements to make in connection with the Contem-plated Transactions, (b) cooperate with Buyer in obtaining all consents identified in Schedule 4.2, provided that this Agreement will not require Buyer to dispose of or make any change in any portion of its business or to incur any other material burden to obtain a Governmental Authorization, and
(c) duly convene a meeting of the stockholders of Seller to approve the Contemplated Transactions and, in connection therewith, prepare and file with the SEC appropriate proxy materials in compliance with Section 14 of the Exchange Act and Regulation 14A promulgated thereunder ("Proxy Materials") which will contain a recommendation by the board of directors of Seller to Seller's shareholders that they approve the Contemplated Transactions.

     5.5 NOTIFICATION

Between the date of this Agreement and the earlier of (i) the Closing Date or
(ii) the Termination Date, Seller and the Company will promptly notify Buyer in writing if Seller or any Acquired Company becomes aware of any fact or condition that causes or constitutes a Breach of any of Seller's or the Company's representations and warranties as of the date of this Agreement, or if Seller or any Acquired Company becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. Should any such fact or condition require any change in the Disclosure Letter if the Disclosure Letter were dated the date of the occurrence or discovery of any such fact or condition, Seller will promptly deliver to Buyer a supplement to the Disclosure Letter specifying such change. During the same period, Seller will promptly notify Buyer of the occurrence of any Breach of any covenant of Seller or, to its Knowledge, of the Company in this Section 5 or, to its Knowledge, of the occurrence of any event that may make the satisfaction of the conditions in Section 7 impossible or reasonably unlikely.

     5.6 PAYMENT OF INDEBTEDNESS BY RELATED PERSONS

     Except as expressly provided in Part 5.6 of the Disclosure Letter, Seller will cause all material indebtedness owed to an Acquired Company by either Seller or any Related Person of Seller to be paid in full prior to Closing in accordance with the terms of such indebtedness and subject to the exercise of any right of set-off or indemnity or assertion of any other defenses or claims of Seller or any such Related Person of Seller.

     5.7 NO NEGOTIATION

     Until such time, if any, as this Agreement is terminated pursuant to
Section 9, Seller will not, and will use its Best Efforts to cause the Company and the Company will not, and will cause each Subsidiary and each of their Representatives not to, directly or indirectly solicit, initiate, or encourage any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any Person (other than Buyer) relating to any transaction involving the sale of the business or assets (other than in the Ordinary Course of Business) of any Acquired Company, or any of the capital stock of any Acquired Company, or any merger, consolidation, business combination, or similar transaction involving any Acquired Company (any of such transactions being hereinafter referred to as a "Competing Transaction").

     5.8 BEST EFFORTS

     Between the date of this Agreement and the earlier of (i) the Closing Date or (ii) the Termination Date, Seller and the Company will use their Best Efforts to cause the conditions in Sections 7 and 8 to be satisfied.

     5.9 REGISTRATION

     (a) As used in this Section 5.9 the following terms shall have the following meanings ascribed to them:

         "Holders" means the record and beneficial owners of the Registrable
         ---------
Securities.

         "Option Shares" means the 310,000 shares of Common Stock described
         ---------------
in Section 5.2(a)(iii).

         "Prospectus" means the prospectus (including, without limitation, any
         ------------
preliminary prospectus and any final prospectus filed pursuant to Rule 424(b) under the Securities Act, including any prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 430A under the Securities Act) included in the Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and by all other amendments and supplements to such prospectus, including all material incorporated by reference in such prospectus and all documents filed after the date of such prospectus by the Company under the Exchange Act and incorporated by reference therein.

         "Registrable Securities" means the Option Shares; provided, however,
         ------------------------
a share of Common Stock shall cease to be a Registrable Security for purposes of this Agreement when it no longer is a Restricted Security.

         "Registration Statement" means a registration statement of the
         ------------------------
Company filed on Form S-3 or any other legally available form (other than Form S-4 or Form S-8) under the Securities Act providing for the registration of, and the sale on a continuous or delayed basis by the holders of, all of the Registrable Securities pursuant to Rule 415 under the Securities Act, including the Prospectus contained therein and forming a part thereof, any amendments to such registration statement and supplements to such Prospectus, and all exhibits and other material incorporated by reference in such registration statement and Prospectus.

         "Restricted Security" means any Option Share, except any such Option
         ---------------------
Share that (i) has been registered pursuant to an effective Registration Statement under the Securities Act and is saleable or is sold in a manner contemplated by the Prospectus included in the Registration Statement, (ii) has been transferred in compliance with the resale provisions of

Rule 144 under the Securities Act (or any successor provision thereto) or is transferable pursuant to paragraph (k) of Rule 144 under the Securities Act (or any successor provision thereto), or (iii) otherwise has been transferred and a new share of Common Stock not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company, shall not be deemed to be a Restricted Security.

         "Trading Day" means any day on which purchases and sales of the
         -------------
Common Stock authorized for quotation on the NASDAQ National Market, the NASDAQ SmallCap Market, the American Stock Exchange, or the New York Stock Exchange are reported thereon and on which no event that results in a material suspension or limitation of trading of the Common Shares on such Market has occurred.

     (b) The Company has prepared and filed, or as soon as practicable after the date hereof, the Company shall prepare and file with the SEC, a Registration Statement relating to the offer and sale of the Registrable Securities and shall use its best efforts to cause the SEC to declare such Registration Statement effective under the Securities Act as promptly as practicable. The Company shall notify the Holders and Buyer by written notice that such Registration Statement has been declared effective by the SEC within one Trading Day of such declaration by the SEC.

     (c) In connection with the registration of the Registrable Securities, the Company shall, and after the Closing, Buyer shall use its Best Efforts to cause the Company to:

         (i) Promptly (A) prepare and file with the SEC such amendments (including post-effective amendments) to the Registration Statement and supplements to the Prospectus as may be necessary to keep the Registration Statement continuously effective and in compliance with the provisions of the Securities Act applicable thereto so as to permit the Prospectus forming part thereof to be current and useable by the Holders for resales of the

Registrable Securities for a period of forty two (42) months from the Closing Date or such shorter period that will terminate when all the Registrable Securities covered by the Registration Statement cease to be Restricted Securities (the "Registration Period") and (B) take all lawful action such that each of (1) the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (2) the Prospectus forming part of the Registration Statement, and any amendment or supplement thereto, does not at any time during the Registration Period include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Notwithstanding the foregoing provisions of this Section 5.9(c), the Company may, during the Registration Period, suspend the use of the Prospectus for a period not to exceed twenty (20) Trading Days (whether or not consecutive) in any twelve
(12)-month period if the board of directors of the Company determines in good faith that because of pending mergers or other material business combination transactions, the planned acquisition or divestiture of material assets, pending material corporate developments and similar events, it is in the best interests of the Company to suspend such use, and prior to or contemporane-ously with suspending such use, the Company provides the Holders with written notice of such suspension, which notice need not specify the nature of the event giving rise to such suspension. At the end of any such suspension period, the Company shall provide the Holders with written notice of the termination of such suspension;

         (ii) During the Registration Period, comply with the provisions of the Securities Act with respect to the Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Holders as set forth in the Prospectus forming part of the Registration Statement or are no longer Registrable Securities;

         (iii) (A) Prior to the filing with the SEC of any Registration Statement (including any amendments thereto) and the distribution or delivery of any Prospectus (including any supplements thereto), provide draft copies thereof to the Buyer and consider reflecting in such documents all such comments as Buyer (and its counsel) reasonably may propose and provide draft copies thereof to the Holders and consider reflecting in such documents all such comments as the Holders (and their respective counsel) reasonably may propose with regard to Holder ownership and the Plan of Distribution included therein and (B) furnish to each Holder whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company and to the Buyer, (1) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one copy of the Registration Statement, each Prospectus, and each amendment or supplement thereto, and (2) such number of copies of the Prospectus and all amendments and supplements thereto and such other documents, as such Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

         (iv) (A) Register or qualify the Registrable Securities covered by the Registration Statement under such securities or "blue sky" laws of such jurisdictions as the Holders who hold a majority-in-interest of the Registrable Securities being offered reasonably request, (B) prepare and file in such jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (C) take all such other lawful actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (C) take all such other lawful actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (1) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 5.9(c), (2) subject itself to general taxation in any such jurisdiction or (3) file a general consent to service of process in any such jurisdiction;

         (v) As promptly as practicable after becoming aware of such event, notify each Holder and Buyer of the occurrence of any event, as a result of which the Prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare an amendment to the Registration Statement and supplement to the Prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement and amendment to each Holder as such Holder may reasonably request;

         (vi) As promptly as practicable after becoming aware of such event, notify each Holder who holds Registrable Securities being sold of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time and take all lawful action to effect the withdrawal, recession or removal of such stop order or other suspension;

         (vii) Cause all the Registrable Securities covered by the Registration Statement to be listed on the principal national securities exchange, or included in an inter-dealer quotation system of a registered national securities association, on or in which securities of the same class or series issued by the Company are then listed or included;

         (viii) Maintain a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

         (ix) Cooperate with the Holders who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts, as the case may be, as the Holders reasonably may request and registered in such names as the Holders may request; and, within five (5) Trading Days after a Registration Statement which includes Registrable Securities is declared effective by the SEC, deliver and cause legal counsel selected by the Company to deliver to the transfer agent for the Registrable Securities (with copies to the Holders whose Registrable Securities are included in such Registration Statement) an appropriate instruction and, to the extent necessary, an opinion of such counsel;

         (x) Take all such other lawful actions reasonably necessary to expedite and facilitate the disposition by the Holders of their Registrable Securities in accordance with the intended methods therefor provided in the Prospectus which are customary under the circumstances;

         (xi) If required, make generally available to its security holders as soon as practicable (including, without limitation, by means of a filing with the SEC), but in any event not later than 18 months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Registration Statement, and (ii) the effective date of each post-effective amendment to the Registration Statement, as the case may be, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the rules and regulations of the SEC thereunder (including, at the option of the Company, Rule 158);

     (d) As a condition precedent to the obligations of the Company to register each Holder's Registrable Securities pursuant to this Agreement, the Holders shall have the following obligations:

         (i) Each Holder shall promptly furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. As least twenty (20) days prior to the first anticipated filing date of the Registration Statement, the Company shall promptly notify each Holder of the information the Company requires from each such Holder (the "Requested Information") if such Holder elects to have any of its Registrable Securities included in the Registration Statement. If at least two (2) Trading Days prior to the anticipated filing date the Company has not received the Requested Information from an Holder
(a "Non-Responsive Holder"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Holder and have no further obligations to the Non-Responsive Holder;

         (ii) Each Holder shall cooperate with the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from the Registration Statement;

         (iii) Each Holder shall, upon receipt of any notice from the Company of the (A) suspension of the Registration Statement as contemplated by Section 5.9(c)(i) or (B) occurrence of any event of the kind described in Section 5.9(c)(v) or (vi), immediately discontinue its disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Holder's receipt, as the case may be, of (1) notice from the Company that the Registration Statement is once again in force or (2) copies of the supplemented or amended Prospectus contemplated by Section 5.9(c)(v) and, if so directed by the Company, such Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of notice of the event referred to in clause (B) above; and

         (iv) Each Holder shall enter into such customary agreements and take such other lawful and reasonable action to expedite and facilitate the registration and disposition of the Registrable Securities; provided that nothing herein is to be construed as an obligation of such Holder to sell in whole or in part at any time or from time to time, such Holder's Registrable Securities.

     (e) All expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 5.9, but including, without limitation, all registration, listing, and qualification fees, printing and engraving fees, accounting fees, and the fees and disbursements of counsel for the Company and the reasonable fees and disbursements of one firm of counsel to the Holders of a majority in interest of the Registrable Securities (which fees and disbursements shall not exceed $10,000) shall be borne by the Company.

     (f) The Company shall indemnify and hold harmless each Holder, if any, which facilitates the disposition of Registrable Securities, and each of their respective officers and directors and each Person who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person being sometimes hereinafter referred to as an "Indemnified Person") from and against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Prospectus or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and the Company hereby agrees to reimburse such Indemnified Person for all reasonable legal and other expenses incurred by them in connection with investigating or defending any such action or claim as and when such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) an untrue statement or alleged untrue statement made in, or an omission or alleged omission from, such Registration Statement or Prospectus in reliance upon and in conformity with written information furnished to the Company by such Indemnified Person expressly for use therein or (ii) in the case of the occurrence of an event of the type specified in Section 5.9(c)(v), the use by the Indemnified Person of an outdated or defective Prospectus after the Company has provided to such Indemnified Person an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability.

(g) Each Holder shall agree, as a consequence of the inclusion of any of its Registrable Securities in a Registration Statement, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors (including any Person who, with his or her consent, is named in the Registration Statement as a director nominee of the Company), its officers who sign any Registration Statement and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other Persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (x) an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or Prospectus or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, in the case of the Prospectus), not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder expressly for use therein, or (y) the use by the Holder of an outdated or defective Prospectus after the Company has provided to such Holder an updated Prospectus correcting the untrue statement or alleged untrue statement or omission or alleged omission giving rise to such loss, claim, damage or liability, and (ii) reimburse the Company for any legal or other expenses incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

(h) Promptly after receipt by a party seeking indemnification pursuant to
Section 5.9(f) or (g) (an "Indemnified Party") of written notice of any investigation, claim, proceeding or other action in respect of which indemnification is being sought (each, a "Claim"), the Indemnified Party promptly shall notify the party against whom indemnification pursuant to
Section 5.9(f) or (g) is being sought (the "Indemnifying Party") of the commencement thereof; but the omission to so notify the Indemnifying Party shall not relieve it from any liability that it otherwise may have to the Indemnified Party, except to the extent that the Indemnifying Party is materially prejudiced and forfeits substantive rights and defenses by reason of such failure. In connection with any Claim, the Indemnifying Party shall be entitled to assume the defense thereof. Notwithstanding the assumption of the defense of any Claim by the Indemnifying Party, the Indemnified Party shall have the right to employ separate legal counsel and to participate in the defense of such Claim, and the Indemnifying Party shall bear the reasonable fees, out-of-pocket costs and expenses of such separate legal counsel to the Indemnified Party if (and only if): (x) the Indemnifying
Party shall have agreed to pay such fees, costs and expenses, (y) the Indemnified Party and the Indemnifying Party shall reasonably have concluded that representation of the Indemnified Party by the Indemnifying Party by the same legal counsel would not be appropriate due to actual or, as reasonably determined by legal counsel to the Indemnified Party, (i) potentially differing interests between such parties in the conduct of the defense of such Claim, or (ii) if there may be legal defenses available to the Indemnified Party that are in addition to or disparate from those available to the Indemnifying Party and which can not be presented by counsel to the Indemnifying Party, or (z) the Indemnifying Party shall have failed to employ legal counsel reasonably satisfactory to the Indemnified Party within a reasonable period of time after notice of the commencement of such

Claim. If the Indemnified Party employs separate legal counsel in circumstances other than as described in clauses (x), (y) or (z) above, the fees, costs and expenses of such legal counsel shall be borne exclusively by the Indemnified Party. Except as provided above, the Indemnifying Party shall not, in connection with any Claim in the same jurisdiction, be liable for the fees and expenses of more than one firm of counsel for the Indemnified Party (together with appropriate local counsel). The Indemnifying Party shall not, without the prior written consent of the Indemnified Party (which consent shall not unreasonably be withheld), settle or compromise any Claim or consent to the entry of any judgment that does not include an unconditional release of the Indemnified Party from all liabilities with respect to such Claim or judgment or which subjects the Indemnified Party to any continuing obligations.

         (i) If the indemnification provided for in Sections 5.9(f) or (g) is unavailable to or insufficient to hold harmless an Indemnified Person under subsection (f) or (g) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Party shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities
(or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnifying Party or by such Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.9(i) were determined by pro rata allocation (even if the Holders or any underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5.9(i). The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Holders in this Section 5.9(i) to contribute shall be several in proportion to the percentage of Registrable Securities registered or underwritten, as the case may be, by them and not joint.

     (j) The obligations of the Company under this Section 5.9 shall be in addition to any liability which the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this
Section 5.9 shall be in addition to any liability which such Indemnified Person may otherwise have to the Company. The remedies provided in this
Section 5.9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity. At any time after the first anniversary of the Closing Date, upon receipt of a written demand from Buyer, the Company shall register the Shares, which shall be considered Registrable Securities for purposes of this Section 5.9, for resale under the Securities Act. Unless otherwise agreed to by Buyer and the Company, in connection with any such registration Buyer shall be entitled to the same rights and benefits as are afforded Holders under this Section 5.9, including, without limitation, under the provisions of Sections 5.9 (c), (e),
(f) and (i) and shall be subject to the same obligations as a Holder under this Section 5.9, including, without limitation, as provided under the provisions of Sections 5.9(d), (g) and (i).

     5.10 RESIGNATIONS AND APPOINTMENTS

     Effective on the consummation of the purchase and sale of the Shares, the individuals identified on Schedule 5.10(a) shall resign as directors of the Company and the individuals identified on Schedule 5.10(b) shall be appointed as directors of the Company. So long as Buyer is the record and beneficial owner of at least ten percent (10%) of the issued and outstanding shares of voting capital stock of the Company, Buyer shall be entitled to appoint two directors to the board of directors of the Company.

     5.11 INCREASE IN BOARD OF DIRECTORS

     The Seller shall use its Best Efforts to cause the Company to, and the Company shall, take all necessary and appropriate steps to amend the Bylaws of the Company to increase the maximum number of directors of the Company to a number not less than nine (9), effective on or before the consummation of the purchase and sale of the Shares pursuant to this Agreement.

6.  COVENANTS OF BUYER

     6.1 APPROVALS OF GOVERNMENTAL BODIES

     As promptly as practicable after the date of this Agreement, Buyer will, and will cause each of its Related Persons to, make all filings required by Legal Requirements to be made by them to consummate the Contemplated Transactions. Between the date of this Agreement and the earlier of (i) the Closing Date or (ii) the Termination Date, Buyer will, and will cause each Related Person to, (a) cooperate with Seller and the Company with respect to all filings that Seller or the Company is required by Legal Requirements to make in connection with the Contemplated Transactions, including, without limitation, the Proxy Materials, and (b) cooperate with Seller in obtaining all consents identified in Part 3.2 of the Disclosure Letter; provided that this Agreement will not require Buyer to dispose of or make any change in any portion of its business or to incur any other material burden to obtain a Governmental Authorization. Within five (5) Business Days from the date hereof, Buyer shall furnish Seller with a copy of a Schedule 13D it intends to file with the SEC reflecting its acquisition of the Shares and shall consider reflecting in such Schedule 13D such comments as Seller, the Company, or their counsel may reasonably propose.

     6.2 BEST EFFORTS

     Except as set forth in the proviso to Section 6.1, between the date of this Agreement and the earlier of (i) the Closing Date or (ii) the Termination Date, Buyer will use its Best Efforts to cause the conditions in Sections 7 and 8 to be satisfied.

     6.3 FINANCING OF THE PURCHASE PRICE

     Buyer agrees that it will not finance the Purchase Price for the Shares through any pre-arranged sale or Encumbrance of the Company's assets; provided, however, nothing in the foregoing shall restrict or prohibit Buyer from pledging any or all of the Shares to any bank or other financial institution or from causing the Company to pledge or otherwise Encumber all or any portion of its or its Subsidiaries' assets as collateral security for any indebtedness incurred or to be incurred by the Company or any of its Subsidiaries in connection with their respective businesses or for any other valid corporate purpose. Furthermore, nothing in this Agreement or in any other ancillary document shall prohibit the Company or any of its Subsidiaries from closing or disposing of one or more Facilities at any time or from time to time after the Closing Date in order to achieve business efficiencies or for any other valid corporate purpose.

     6.4 NOTIFICATION

     Between the date of this Agreement and the earlier of (i) the Closing Date or (ii) the Termination Date, Buyer will promptly notify Seller in writing if Buyer becomes aware of any fact or condition that causes or constitutes a Breach of any of Buyer's representations and warranties as of the date of this Agreement, or if Buyer becomes aware of the occurrence after the date of this Agreement of any fact or condition that would (except as expressly contemplated by this Agreement) cause or constitute a Breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition. During the same period, Buyer will promptly notify Seller of the occurrence of any Breach of any covenant of Buyer in this Section 6 or of the occurrence of any event that may make the satisfaction of the conditions in Section 8 impossible or reasonably unlikely.

     6.5 TRADING

     Buyer will not, and will use its Best Efforts to cause any Affiliate or Related Person of Buyer to not, buy or sell any capital stock of Seller or the Company prior to the earlier of two Business Days from (i) the Closing Date or (ii) the Termination Date.

     6.6 PAYMENT OF INDEBTEDNESS

     Buyer will not be required to cause the Acquired Companies to pay to Seller the indebtedness owed by the Acquired Companies to the Seller as set forth in Part 6.6 of the Disclosure Letter at Closing. Buyer will use its best efforts to arrange a refinancing of all long term debt of the Company within sixty days from Closing. In the event that the Buyer is unable to secure such refinancing on behalf of the Company on terms wholly acceptable to Buyer within such sixty day period Buyer and the Company and Seller shall mutually agree the date by which all indebtedness owed by the Acquired Companies to Seller shall be repaid. Such repayment shall be subject to the exercise of any right of set-off or indemnity or assertion of any other defenses or claims of the Acquired Companies.

     6.7 ACCESS AND INFORMATION

     Between the date of this Agreement and the earlier of (i) the Closing Date or (ii) the Termination Date, Buyer will, upon reasonable request of Seller, (a) afford Seller and its representatives access to Buyer's books and records and other documents and information and (b) furnish Seller and its representatives with copies of such material.

     6.8 RESIGNATIONS AND APPOINTMENTS.

     Within five (5) days of the execution of this Agreement, Buyer shall identify on Schedule 5.10(a) those directors of the Company suggested for resignation, and shall provide on Schedule 5.10(b) those persons to become directors of the Company on the Closing Date, together with the information substantially equivalent to the information which would be required by Items 6(a), (d) and (e), 7, and 8 of Schedule 14A of Regulation 14A to be transmitted if such directors were nominees for election as directors at a meeting of the Company's security holders.

     6.9 INSURANCE AND EMPLOYEE HEALTH BENEFITS PREMIUMS

     In the event that the Company elects to continue its current insurance and employee health benefits coverage following the Closing, Buyer shall use its Best Efforts to cause the Company to pay when due the premiums properly allocated to the Company under such insurance and employee health benefits policies in accordance with past practice and the terms thereof for the period from the Closing Date until June 1, 2001 or such earlier date that any such insurance and employee health benefits policies may be cancelled or terminated with respect to the Company.

7.  CONDITIONS PRECEDENT TO BUYER'S OBLIGATION TO CLOSE

     Buyer's obligation to purchase the Shares and to take the other actions required to be taken by Buyer at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Buyer, in whole or in part):

     7.1 ACCURACY OF REPRESENTATIONS

     (a) All of Seller's and the Company's representations and warranties in this Agreement (considered collectively), and each of these representations and warranties (considered individually), must have been accurate in all material respects as of the date of this Agreement, and must be accurate in all material respects as of the Closing Date as if made on the Closing Date, without giving effect to any supplement to the Disclosure Letter.

     (b) Each of Seller's and the Company's representations and warranties in Sections 3.2, 3.3, 3.12, 3.24 and 3.29 must have been accurate in all respects as of the date of this Agreement, and must be accurate in all respects as of the Closing Date as if made on the Closing Date, without giving effect to any supplement to the Disclosure Letter.

     7.2 SELLER'S PERFORMANCE

     (a) All of the covenants and obligations that Seller and the Company are required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been duly performed and complied with in all material respects.

     (b) Each document required to be delivered pursuant to Section 2.5 must have been delivered, and each of the other covenants and obligations in Sections 5.4 and 5.8 must have been performed and complied with in all respects.

     7.3 CONSENTS

     Each of the Consents identified in subparts (b) and (c) of Part 3.2 of the Disclosure Letter, if any, and each Consent identified in Schedule 4.2, if any, must have been obtained and must be in full force and effect.

     7.4 ADDITIONAL DOCUMENTS

     Each of the following documents must have been delivered to Buyer:

     (a) an opinion of Jaffe, Freedman & Hait, LLC, dated the Closing Date, satisfactory in form and substance to Buyer and its counsel;

     (b) the Balance Sheet and related audited consolidated statements of income, changes in stockholders' equity and cash flow for the year ended December 31, 2000, which shall show no material adverse change in the financial condition or results of operations of the Company from the information set forth in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2000 as filed with the SEC;

     (c) a list of all of the stockholders of the Company and the number of shares held by each as of a date not more than ten (10) days prior to the Closing Date provided by Continental Stock Transfer & Trust Company, the transfer agent of the Company; and

     (d) such other documents as Buyer may reasonably request for the purpose of (i) enabling its counsel to provide the opinion referred to in Section 8.4(a), (ii) evidencing the accuracy of any of Seller's and the Company's representations and warranties, (iii) evidencing the performance by either Seller or the

Company of, or the compliance by either Seller or the Company with, any covenant or obligation required to be performed or complied with by Seller or the Company, (iv) evidencing the satisfaction of any condition referred to in this Section 7, or (v) otherwise facilitating the consummation or performance of any of the Contemplated Transactions.

     7.5 NO PROCEEDINGS

     Since the date of this Agreement, there must not have been commenced or Threatened any Proceeding (a) involving any challenge to, or seeking damages or other relief in connection with, any of the Contemplated Transactions, or
(b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the Contemplated Transactions.

     7.6 NO CLAIM REGARDING STOCK OWNERSHIP OR SALE PROCEEDS

     There must not have been made or Threatened by any Person any claim asserting that such Person (a) is the holder or the beneficial owner of, or has the right to acquire or to obtain beneficial ownership of, any stock of, or any other voting, equity, or ownership interest in, any of the Acquired Companies, or (b) is entitled to all or any portion of the Purchase Price payable for the Shares.

     7.7 NO PROHIBITION

     Neither the consummation nor the performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time), materially contravene, or conflict with, or result in a material violation of, or cause Buyer or any Person affiliated with Buyer to suffer any material adverse consequence under, (a) any applicable Legal Requirement or Order, or (b) any Legal Requirement or Order that has been published, introduced, or otherwise proposed by or before any Governmental Body.

     7.8 INSURANCE/EMPLOYEE HEALTH BENEFITS

     Either (i) a financially sound and reputable insurance company (and, at the option of Buyer, an employee health benefits organization) selected by Buyer shall have delivered to Buyer a written commitment, reasonably satisfactory in form and substance to Buyer, to provide employee health benefits coverage for the Acquired Companies and adequate insurance coverage for the assets and the operations of the Acquired Companies for all risks to which the Acquired Companies are normally exposed and sufficient for compliance will all Legal Requirements and Contracts to which any Acquired Company is a party immediately following consummation of the Contemplated Transactions, such that no lapse in insurance coverage may be deemed to have occurred on account of such consummation or (ii) Buyer shall have received written consents from the companies providing the Acquired Companies' current insurance and employee health benefits coverage that such coverage shall be continued in full force and effect until June 1, 2001 as if the Contemplated Transactions had not occurred.

     7.9 NO MATERIAL ADVERSE CHANGE

     Since the Balance Sheet Date, there has been no material adverse change in the business or financial condition of the Company.

8.  CONDITIONS PRECEDENT TO SELLER'S OBLIGATION TO CLOSE

     Seller's obligation to sell the Shares and to take the other actions required to be taken by Seller at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived by Seller, in whole or in part):

     8.1 ACCURACY OF REPRESENTATIONS

     (a) All of Buyer's representations and warranties in this Agreement (considered collectively), and each of these representations and warranties (considered individually), must have been accurate in all material respects as of the date of this Agreement and must be accurate in all material respects as of the Closing Date as if made on the Closing Date.

     (b) Each of Buyer's representations and warranties in Sections 4.2 and
4.9 must have been accurate in all respects as of the date of this Agreement, and must be accurate in all respects as of the Closing Date as if made on the Closing Date.

     8.2 BUYER'S PERFORMANCE

     (a) All of the covenants and obligations that Buyer is required to perform or to comply with pursuant to this Agreement at or prior to the Closing (considered collectively), and each of these covenants and obligations (considered individually), must have been performed and complied with in all material respects.

     (b) Buyer must have delivered each of the documents required to be delivered by Buyer pursuant to Section 2.5 and must have made the cash payment required to be made by Buyer pursuant to Section 2.2.

     8.3 CONSENTS

     Each of the Consents identified in subparts (b) and (c) of Part 3.2, if any, of the Disclosure Letter and Schedule 4.2, if any, must have been obtained and must be in full force and effect.

     8.4 ADDITIONAL DOCUMENTS

     Buyer must have caused the following documents to be delivered to Seller:

     (a) an opinion of Skene Edwards, W.S., dated the Closing Date, satisfactory in form and substance to Seller and its counsel; and

     (b) such other documents as Seller may reasonably request for the purpose of (i) enabling its counsel to provide the opinion referred to in Section 7.4(a), (ii) evidencing the accuracy of any representation or warranty of Buyer, (iii) evidencing the performance by Buyer of, or the compliance by Buyer with, any covenant or obligation required to be performed or complied with by Buyer, (iv) evidencing the satisfaction of any condition referred to in this Section 8, or (v) otherwise facilitating the consummation of any of the Contemplated Transactions.

     8.5 NO PROCEEDINGS

     Since the date of this Agreement, there must not have been commenced or Threatened any Proceeding (a) involving any challenge to, or seeking damages or other relief in connection with, any of the Contemplated Transactions, or
(b) that may have the effect of preventing, delaying, making illegal, or otherwise interfering with any of the Contemplated Transactions.

     8.6 NO PROHIBITION

     Neither the consummation nor the performance of any of the Contemplated Transactions will, directly or indirectly (with or without notice or lapse of time), materially contravene, or conflict with, or result in a material violation of, or cause Seller or any Person affiliated with Seller to suffer any material adverse consequence under, (a) any applicable Legal Requirement or Order, or (b) any Legal Requirement or Order that has been published, introduced, or otherwise proposed by or before any Governmental Body.


     8.7 NO MATERIAL ADVERSE CHANGE

     Since the Buyer Financial Statement Date, there has been no material adverse change in the business or financial condition of Buyer.

9.  TERMINATION

     9.1 TERMINATION EVENTS

     This Agreement may, by notice given prior to or at the Closing, be terminated:

      (a) by either Buyer or Seller if a material Breach of any provision of this Agreement has been committed by the other party and such Breach has not been waived or, if susceptible of being cured, diligent efforts to effect such cure are commenced within five (5) Business Days, and such Breach is not cured within thirty (30) days from notice thereof to the other party by the non-Breaching party;

     (b) (i) by Buyer if any of the conditions in Section 7 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Buyer to comply with its obligations under this Agreement) and Buyer has not waived such condition on or before the Closing Date; or (ii) by Seller, if any of the conditions in Section 8 has not been satisfied as of the Closing Date or if satisfaction of such a condition is or becomes impossible (other than through the failure of Seller to comply with its obligations under this Agreement) and Seller has not waived such condition on or before the Closing Date;

     (c) by mutual consent of Buyer and Seller;

     (d) by Buyer if Seller, any Acquired Company or any of their Representatives Breach any of the provisions of Section 5.7;

     (e) by either Buyer or Seller, if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before June 30, 2001, or such later date as the parties may agree upon; or

     (f) by either Buyer or Seller, if the shareholders of the Seller fail to approve the sale of the Shares by Seller to Buyer pursuant to this Agreement at the special meeting of the shareholders of Seller called for such purpose, it being the intent of the parties that title to the Shares shall not be transferred or passed from Seller to Buyer unless and until such shareholder approval is obtained.

     9.2 TERMINATION DATE; EFFECT OF TERMINATION

     The close of business on the date on which notice of termination is received by either Buyer or Seller is referred to herein as the "Termination Date." Each party's right of termination under Section 9.1 is in addition to any other rights it may have under this Agreement or otherwise. If this Agreement is terminated pursuant to Section 9.1, all further obligations of the parties under this Agreement will terminate, except that the obligations in Sections 11.1 and 11.3 will survive. Notwithstanding and in addition to the foregoing, only in the event that (i) this Agreement is terminated for any reason other than pursuant to Section 9.1(a) upon a Breach by Buyer of any of provision of this Agreement, and (ii) Seller shall enter into a Competing Transaction (as defined in Section 5.7) on or before the date which is six (6) months from such termination, and (iii) Seller or the Company has violated any of their respective covenants set forth in Section 5.7, Buyer shall be entitled to recover from Seller and shall be reimbursed all of its reasonable fees, costs and expenses incurred by Buyer and its financing parties, including, without limitation, the fees and expenses of its and their respective attorneys, accountants and advisors, in connection with or attributable to due diligence, negotiation, preparation, execution, delivery and performance of that certain Letter of Intent dated December 11, 2000 by and between Seller and Buyer (the "Letter of Intent"), the Agreement, any other ancillary documents executed or delivered in connection herewith and the Contemplated Transactions. In the event of termination hereunder, each party shall promptly return to the other party or destroy all documents, work papers, and other material of the other party furnished or made available to such party or its Representatives or agents, and all copies thereof.

10. INDEMNIFICATION; REMEDIES

     10.1 SURVIVAL

     All representations, warranties, covenants, and obligations in this Agreement, the Disclosure Letter, the supplements to the Disclosure Letter, the certificate delivered pursuant to Section 2.5, and any other certificate or document delivered pursuant to this Agreement will survive the Closing, subject to Section 10.4.

     10.2 INDEMNIFICATION AND PAYMENT OF DAMAGES BY SELLER AND THE COMPANY

     (a) In addition to its indemnification obligations under Section 5.9(g), Seller will indemnify and hold harmless Buyer and its respective Representatives, stockholders, controlling persons, and Affiliates (collectively, the "Seller Indemnified Persons") for, and will pay to the Seller Indemnified Persons the amount of, any loss, liability, claim, damage, expense (including costs of investigation and defense and reasonable attorneys' fees whether or not involving a third-party claim (collectively, "Damages"), arising, directly or indirectly, from or in connection with:

         (i) any Breach of any representation or warranty made by Seller in this Agreement (giving effect to any supplement to the Disclosure Letter), the Disclosure Letter, the supplements to the Disclosure Letter, or any other certificate or document delivered by Seller pursuant to this Agreement;

         (ii) any Breach by Seller of any covenant or obligation of Seller in this Agreement; or

         (iii) any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such Person with Seller or the Company (or any Person acting on their behalf) in connection with any of the Contemplated Transactions.

     (b) In addition to its indemnification obligations under Section 5.9(f), the Company will indemnify and hold harmless Buyer, and its Representatives, stockholders, controlling persons, and Affiliates (collectively, the "Company Indemnified Persons") for, and will pay to the Company Indemnified Persons the amount of, any Damages, arising, directly or indirectly, from or in connection with:

         (i) any breach of any representation or warranty made by the Company in this Agreement (giving effect to any supplement to the Disclosure Letter), the Disclosure Letter, the supplements to the Disclosure Letter, or any other certificate or document delivered by the Company pursuant to this Agreement.

         (ii) any Breach by the Company of any covenant or obligation of the Company in this Agreement;

         (iii) any product shipped or manufactured, or any services provided outside the Ordinary Course of Business by any Acquired Company prior to the Closing Date; or

         (iv) any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such Person with any Acquired Company (or any Person acting on their behalf) in connection with any of the Contemplated Transactions.

     (c) The remedies provided in this Section 10.2 will not be exclusive of or limit any other remedies that may be available to Buyer or the other Seller Indemnified Persons or Company Indemnified Persons, including, without limitation, the right of Buyer of set-off against any Earn-Out Payments; provided that Buyer shall not be entitled to the remedy of recission except in the event such remedy is based upon a claim by Buyer that Seller or the Company has violated any Securities Laws.

     10.3 INDEMNIFICATION AND PAYMENT OF DAMAGES BY BUYER

     Buyer will indemnify and hold harmless Seller and the Company and their respective Representatives, stockholders, controlling persons and affiliates (collectively, the "Buyer Indemnified Persons"), and will pay to the Buyer Indemnified Persons the amount of any Damages arising, directly or indirectly, from or in connection with (a) any Breach of any representation or warranty made by Buyer in this Agreement or in any certificate delivered by Buyer pursuant to this Agreement, (b) any Breach by Buyer of any covenant or obligation of Buyer in this Agreement, or (c) any claim by any Person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by such Person with Buyer (or any Person acting on its behalf) in connection with any of the Contemplated Transactions. The remedies provided in this Section 10.3 will not be exclusive of or limit any remedies that may be available to Seller or the Company; provided that neither the Seller nor the Company shall be entitled to the remedy of recission except in the event such remedy is based upon a claim that Buyer has violated any Securities Laws.

     10.4 TIME LIMITATIONS

     If the Closing occurs, Seller will have no liability (for indemnification or otherwise) with respect to any representation or warranty, or covenant or obligation to be performed and complied with prior to the Closing Date, other than those in Sections 3.11, 3.13, and 3.19, unless on or before the first anniversary of the Closing Date Buyer notifies Seller of a `claim specifying the factual basis of that claim in reasonable detail to the extent then known by

Buyer; and a claim with respect to Section 3.11, 3.13 or 3.19 may be made up to two (2) years after the Closing Date. If the Closing occurs, Buyer will have no liability (for indemnification or otherwise) with respect to any representation or warranty, or covenant or obligation to be performed and complied with prior to the Closing Date, unless on or before the first anniversary of the Closing Date Seller notifies Buyer of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by Seller.

     10.5 LIMITATIONS ON AMOUNT - SELLER

     Seller will have no liability (for indemnification or otherwise) with respect to the matters described in Section 10.2 until the total of all Damages with respect to such matters exceeds $100,000.00, and then only for the amount by which such Damages exceed $100,000.00, up to a maximum of the Purchase Price. Seller shall have no liability under its representations or warranties (other than those set forth in Sections 3.19 and 3.28) in respect of any matter which Buyer or its directors, officers, employees, accountants and financial advisors have Knowledge, or, with respect to those representa-tions and warranties set forth in Sections 3.19 and 3.28, in respect of any matter which Buyer or its directors, officers, employees, accountants and financial advisors have actual knowledge, in each case prior to the Closing.

     10.6 LIMITATIONS ON AMOUNT - BUYER

     Buyer will have no liability (for indemnification or otherwise) with respect to the matters described in clause (a) or (b) of Section 10.3 until the total of all Damages with respect to such matters exceeds $100,000.00, and then only for the amount by which such Damages exceed $100,000.00, up to a maximum of the Purchase Price. Buyer shall have no liability under its representations or warranties in respect of any matter which Seller or its directors, officers, employees, accountants and financial advisors have Knowledge prior to the Closing.

10.7 PROCEDURE FOR INDEMNIFICATION--THIRD PARTY CLAIMS

     (a) Promptly after receipt by an indemnified party under Section 10.2 or,
Section 10.3 of notice of the commencement of any Proceeding against it, such indemnified party will, if a claim is to be made against an indemnifying party under such Section, give notice to the indemnifying party of the commencement of such claim, but the failure to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party, except to the extent that the indemnifying party demonstrates that the defense of such action is prejudiced by the indemnifying party's failure to give such notice.

     (b) If any Proceeding referred to in Section 10.7(a) is brought against an indemnified party and it gives notice to the indemnifying party of the commencement of such Proceeding, the indemnifying party will, unless the claim involves Taxes, be entitled to participate in such Proceeding and, to the extent that it wishes (unless (i) the indemnifying party is also a party to such Proceeding and the indemnified party determines in good faith that joint representation would be inappropriate, or (ii) the indemnifying party fails to provide reasonable assurance to the indemnified party of its financial capacity to defend such Proceeding and provide indemnification with respect to such Proceeding), to assume the defense of such Proceeding with counsel satisfactory to the indemnified party and, after notice from the indemnifying party to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will not, as long as it diligently conducts such defense, be liable to the indemnified party under this Section 10 for any fees of other counsel or any other expenses with respect to the defense of such Proceeding, in each case subsequently incurred by the indemnified party in connection with the defense of such Proceeding, other than reasonable costs of investigation. If the indemnifying party assumes the defense of a Proceeding, (i) it will be conclusively established for purposes of this Agreement that the claims made in that

Proceeding are within the scope of and subject to indemnification; (ii) no compromise or settlement of such claims may be effected by the indemnifying party without the indemnified party's consent unless (A) there is no finding or admission of any violation of Legal Requirements or any violation of the rights of any Person and no effect on any other claims that may be made against the indemnified party, and (B) the sole relief provided is monetary damages that are paid in full by the indemnifying party; and (iii) the indemnified party will have no liability with respect to any compromise or settlement of such claims effected without its consent. If notice is given to an indemnifying party of the commencement of any Proceeding and the indemnifying party does not, within ten days after the indemnified party's notice is given, give notice to the indemnified party of its election to assume the defense of such Proceeding, the indemnifying party will be bound by any determination made in such Proceeding or any compromise or settlement effected by the indemnified party.

     (c) Notwithstanding the foregoing, if an indemnified party determines in good faith that there is a reasonable probability that a Proceeding may adversely affect it or its affiliates other than as a result of monetary damages for which it would be entitled to indemnification under this Agreement, the indemnified party may, by notice to the indemnifying party, assume the exclusive right to defend, compromise, or settle such Proceeding, but the indemnifying party will not be bound by any determination of a Proceeding so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld).

     10.8 PROCEDURE FOR INDEMNIFICATION--OTHER CLAIMS

     A claim for indemnification for any matter not involving a third-party claim may be asserted by notice to the party from whom indemnification is sought.

11. GENERAL PROVISIONS

     11.1 EXPENSES

     Except as otherwise expressly provided in this Agreement, each party to this Agreement will bear its respective expenses incurred in connection with the preparation, execution, and performance of this Agreement and the Contemplated Transactions, including all fees and expenses of Representa-tives; provided, however, all of the fees, costs and expenses of Jaffe Freedman & Hait, LLC shall be born by Seller.

     11.2 PUBLIC ANNOUNCEMENTS

     Any public announcement or similar publicity with respect to this Agreement or the Contemplated Transactions will be issued, if at all, at such time and in such manner as Buyer, Seller and the Company mutually determine. Unless consented to by Buyer in advance or as contemplated by this Agreement or required by Legal Requirements, prior to the Closing
Seller shall, and shall use its Best Efforts to cause the Acquired Companies to, keep this Agreement strictly confidential and may not make any disclosure of this Agreement to any Person. Seller, Buyer and the Company will consult with each other concerning the means by which the Acquired Companies' employees, customers, and suppliers and others having dealings with the Acquired Companies will be informed of the Contemplated Transactions, and Buyer will have the right to be present for any such communication.

     11.3 CONFIDENTIALITY

     Between the date of this Agreement and the Closing Date, Buyer, Seller and the Company will maintain in confidence, and will use their respective Best Efforts to cause the directors, officers, employees, agents, and advisors of Buyer and the Acquired Companies to maintain in confidence, any written, oral, or other information obtained in confidence from another party or an Acquired Company in connection with this Agreement or the Contemplated Transactions, unless (a) such information is already known to such party or to others not bound by a duty of confidentiality or such information becomes publicly available through no fault of such party, (b) the use of such information is necessary or appropriate in making any filing or obtaining any consent or approval required for the consummation of the Contemplated Transactions, or (c) the furnishing or use of such information is required by or necessary or appropriate in connection with legal proceedings and Legal Requirements.

     If the Contemplated Transactions are not consummated, each party will return or destroy as much of such written information as the other party may reasonably request. Whether or not the Closing takes place, Seller waives and will upon Buyer's request cause the Acquired Companies to waive, any cause of action, right, or claim arising out of the access of Buyer or its Representatives to any trade secrets or other confidential information of the Acquired Companies except for the competitive misuse by Buyer of such trade secrets or confidential information.

     11.4 NOTICES

     All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when
(a) delivered by hand (with written confirmation of receipt), (b) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

     Seller:                 Medicore, Inc.
                             777 Terrace Avenue
                             Hasbrouck Heights, NJ  07604
                             Attention:  Thomas K. Langbein
                             Facsimile No.:  (201) 288-8208

     with a copy to:         Jaffe, Freedman & Hait, LLC
                             777 Terrace Avenue
                             Hasbrouck Heights, NJ  07604
                             Attention:  Lawrence Jaffe, Esq.
                             Facsimile No.:  (201) 288-8208

     Company:                Techdyne, Inc.
                             2230 West 77th Street
                             Hialeah, FL
                             Attention:  Barry Pardon
                             Facsimile No.:  305-827-5209

     Buyer:                  Simclar International Limited
                             Pitreavie Business Park
                             Dunfermline, Fife
                             Scotland  KY11 8UM
                             Attention:  Sam Russell
                             Facsimile No.:  011 44 (0) 1383 620 900

     with copies to:         Satterlee Stephens Burke & Burke LLP
                             230 Park Avenue, Suite 1130
                             New York, NY  10169
                             Attention:  Peter A. Basilevsky, Esq.
                             Facsimile No.:  (212) 818-9606

                             And

                             Skene Edwards, W.S.
                             5 Albyn Place
                             Edinburgh EH2 4NJ
                             Scotland
                             Attention:  Thomas C. Foggo, Esq.
                             Facsimile No.:  (011) 44 131 220-1015

     11.5 JURISDICTION; SERVICE OF PROCESS

Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Florida, or, if it has or can acquire jurisdiction, in a United States District Court sitting in

Florida, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

     11.6 FURTHER ASSURANCES

     The parties agree (a) to furnish upon request to each other such further information, (b) to execute and deliver to each other such other documents, and (c) to do such other acts and things, all as the other party may reasonably request for the purpose of carrying out the intent of this Agreement and the documents referred to in this Agreement.

     11.7 WAIVER

     The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

     11.8 ENTIRE AGREEMENT AND MODIFICATION

     This Agreement supersedes all prior agreements between the parties with respect to its subject matter (including the Letter of Intent) and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

     11.9 DISCLOSURE LETTER

     In the event of any inconsistency between the statements in the body of this Agreement and those in the Disclosure Letter (other than an exception expressly set forth as such in the Disclosure Letter), the statements in the body of this Agreement will control.

     11.10 ASSIGNMENTS, SUCCESSORS, AND NO THIRD-PARTY RIGHTS

     Neither party may assign any of its rights under this Agreement without the prior consent of the other parties, except that Buyer may assign any of its rights under this Agreement to any Subsidiary of Buyer. This Agreement will apply to, be binding in all respects upon, and inure to the benefit of the successors and permitted assigns of the parties. Nothing expressed or referred to in this Agreement will be construed to give any Person other than the parties to this Agreement any legal or equitable right, remedy, or claim under or with respect to this Agreement or any provision of this Agreement. This Agreement and all of its provisions and conditions are for the sole and exclusive benefit of the parties to this Agreement and their successors and assigns.

     11.11 SEVERABILITY

     If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     11.12 SECTION HEADINGS, CONSTRUCTION

     The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement. All words used in this Agreement will be construed to be of such gender or number, as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms. The terms "hereunder," "herein" and words of like import shall refer to this Agreement as an entirety.

     11.13 TIME OF ESSENCE

     With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

     11.14 GOVERNING LAW

     This Agreement will be governed by the laws of the State of Florida without regard to conflicts of laws principles.

     11.15 COUNTERPARTS

     This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

Buyer:                                 Seller:

SIMCLAR INTERNATIONAL LIMITED          MEDICORE, INC.



By:--------------------------------    By:------------------------------------



Company:

TECHDYNE, INC.



By:--------------------------------

                                Schedule 5.10(a)
                                ----------------

Edward Diamond
Anthony C. D' Amore
Peter D. Fischbein
Joseph Verga
Thomas K. Langbein

                                Schedule 5.10(b)
                                ----------------

Samuel John Russell
Christina Margaret Janet Russell
Thomas Clark Foggo
Kenneth Greenhalgh
John Ian Durie

                                                        EXHIBIT 2.5(a)(ii)

                                     RELEASE

     This Release is being executed and delivered in accordance with Section 2.5(a)(ii) of the Agreement for Sale and Purchase of Shares dated as of April 6, 2001 (the "Agreement") by and among Simclar International Limited, a United Kingdom Company ("Buyer"), Medicore, Inc., a Florida corporation ("Seller"), and Techdyne, Inc., a Florida corporation ("Company"). Capitalized terms used in this Release without definition have the respective meanings given to them in the Agreement.

     Each of Seller and the Company acknowledges that execution and delivery of this Release is a condition to the obligation of the parties to the Agreement to consummate the Contemplated Transactions pursuant to the Agreement and that each such party is relying on this Release in consummating such Contemplated Transactions.

     Each of the Company and Seller, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged and confirmed and intending to be legally bound, in order to induce Seller, Buyer and the Company to consummate the Contemplated Transactions pursuant to the Agreement, hereby agrees as follows:

     Each of the Company and Seller (each, a "Releasor"), on behalf of itself and each of its Related Persons, hereby releases and forever discharges (i) in the case of the Company, Seller and (ii) in the case of Seller, the Buyer, the Company and each of the other Acquired Companies and, in each case of clauses (i) and (ii) above, each of their respective individual, joint or mutual, past, present and future Representatives, affiliates, stockholders, controlling persons, Subsidiaries, successors and assigns (individually, a "Releasee" and collectively, "Releasees") from any and all claims, demands, Proceedings, causes of action, Orders, obligations, contracts, agreements, debts and liabilities whatsoever, whether known or unknown, suspected or unsuspected, both at law and in equity, which the applicable Releasor or any of its respective Related Persons now has, have ever had or may hereafter have against the respective Releasees arising contemporaneously with or prior to the Closing Date or on account of or arising out of any matter, cause or event occurring contemporaneously with or prior to the Closing Date, including, but not limited to, any rights to indemnification or reimbursement from Seller, the Company or any other Acquired Company, whether pursuant to their respective Organizational Documents, contract or otherwise and whether or not relating to claims pending on, or asserted after, the Closing Date; provided, however, that nothing contained herein shall operate to release any obligations of Seller, Buyer or the Company arising under or contemplated by the Agreement, including without limitation (i) lease dated August 29, 2000 between Seller and the Company relating to the Hialeah, FL property, (ii) forgiveness of 50% of the amounts owed to Techdyne by certain directors and officers of Seller and the Acquired Companies as disclosed in Part 3.16 of the Disclosure Letter and (iii) the Service Agreement dated October 25, 1996 between Seller and the Company, as extended.

     Each Releasor hereby irrevocably covenants to refrain from, directly or indirectly, asserting any claim or demand, or commencing, instituting or causing to be commenced, any proceeding of any kind against any Releasee, based upon any matter purported to be released hereby.

     Without in any way limiting any of the rights and remedies otherwise available to any Releasee, each Releasor shall indemnify and hold harmless each Releasee from and against all loss, liability, claim, damage (including incidental and consequential damages) or expense (including costs of investigation and defense and reasonable attorney's fees) whether or not involving third party claims, arising directly or indirectly from or in connection with (i) the assertion by or on behalf of such Releasor or any of its Related Persons of any claim or other matter purported to be released pursuant to this Release and (ii) the assertion by any third party of any claim or demand against any Releasee which claim or demand arises directly or indirectly from, or in connection with, any assertion by or on behalf of such Releasor or any of their

Related Persons against such third party of any claims or other matters purported to be released pursuant to this Release.

     If any provision of this Release is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Release will remain in full force and effect. Any provision of this Release held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

     This Release may not be changed except in a writing signed by the person(s) against whose interest such change shall operate. This Release shall be governed by and construed under the laws of the State of Florida without regard to principles of conflicts of law.

     All words used in this Release will be construed to be of such gender or number as the circumstances require.

     IN WITNESS WHEREOF, the undersigned have executed and delivered this
Release as of this     day of              , 2001 by their respective
                   ---        -------------
representatives, thereunto duly authorized.

                                       MEDICORE, INC.



                                       By: --------------------------
                                           Thomas K. Langbein
                                           Chairman


                                       TECHDYNE, INC.



                                       By: --------------------------
                                           Barry Pardon
                                           President

                                                  EXHIBIT 2.5(a)(iii)

                            NONCOMPETITION AGREEMENT

     This Noncompetition Agreement (this "Agreement") is made as of          ,
                                                                    ---------
2001, by and between Simclar International Limited, a United Kingdom Company ("Buyer"), and Medicore, Inc., a Florida corporation ("Seller").

                                   RECITALS

     Concurrently with the execution and delivery of this Agreement, Buyer is purchasing from Seller 4,674,620 shares (the "Shares") of common stock, par value $.01 per share, of Techdyne, Inc., a Florida corporation (the "Company") pursuant to the terms and conditions of the Agreement for Sale and Purchase of Shares made as of April 6, 2001, (the "Stock Purchase Agreement"). Section 2.5(a)(iii) of the Stock Purchase Agreement requires that a noncompetition agreement be executed and delivered by Seller as a condition to the purchase of the Shares by Buyer.

                                   AGREEMENT

     The parties, intending to be legally bound, agree as follows:

1.  DEFINITIONS

     Capitalized terms not expressly defined in this Agreement shall have the meanings ascribed to them in the Stock Purchase Agreement.

2.  ACKNOWLEDGMENTS BY SELLER

     Seller acknowledges that (a) Seller is an Affiliate of the Acquired Companies and has become familiar with and/or has had access to the following, any and all of which constitute confidential information of the Acquired Companies, (collectively, the "Confidential Information"): (i) any and all trade secrets concerning the business and affairs of the Acquired Companies, product specifications, data, know-how, formulae, compositions, processes, designs, sketches, photographs, graphs, drawings, samples, inventions and ideas, past, current and planned research and development, current and planned manufacturing and distribution methods and processes, customer lists, current and anticipated customer requirements, price lists, market studies, business plans, computer software and programs (including object code and source code), computer software and database technologies, systems, structures and architectures (and related processes, formulae, compositions, improvements, devices, know-how, inventions, discoveries, concepts, ideas, designs, methods and information, of the Acquired Companies and any other information, however documented, of the Acquired Companies that may be deemed to constitute a trade secret; (ii) any and all information concerning the business and affairs of the Acquired Companies (which includes historical financial statements, financial projections and budgets, historical and projected sales, capital spending budgets and plans, the names and backgrounds of key personnel, personnel training and techniques and materials), however documented; and (iii) any and all notes, analysis, compilations, studies, summaries, and other material prepared by or for the Acquired Companies containing or based, in whole or in part, on any information included in the foregoing, (b) the business of the Acquired Companies is international in scope, (c) the Acquired Companies compete with other businesses that are or could be located in any part of the World; (d) Buyer has required that Seller make the covenants set forth in Sections 3 and 4 of this Agreement as a condition to the Buyer's purchase of the Shares owned by Seller; (e) the provisions of Sections 3 and 4 of this Agreement are reasonable and necessary to protect and preserve the Acquired Companies' business, and (f) the Acquired Companies would be irreparably damaged if Seller were to breach the covenants set forth in Sections 3 and 4 of this Agreement.

3.  CONFIDENTIAL INFORMATION

     Seller agrees that Seller will not, at any time, disclose to any unauthorized Persons or use for its own account or for the benefit of any third party any Confidential Information, without Buyer's written consent, unless and to the extent that the Confidential Information is or becomes generally known to and available for use by the public other than as a result of Seller's fault or the fault of any other Person bound by a duty of confidentiality to Buyer or the Acquired Companies; provided, that the foregoing obligations of Seller with respect to any Confidential Information shall terminate on the third anniversary of the date hereof. Seller agrees to deliver to Buyer at the time of execution of this Agreement, and at any other time Buyer may request, all documents, memoranda, notes, plans, records, reports, and other documentation, models, components, devices, or computer software, whether embodied in a disk or in other form (and all copies of all of the foregoing), relating to the businesses, operations, or affairs of the Acquired Companies and any other Confidential Information that Seller may then possess or have under Seller's control.

4.  NONCOMPETITION

     As an inducement for Buyer to enter into the Stock Purchase Agreement and as additional consideration for the consideration to be paid to Seller under the Stock Purchase Agreement, Seller agrees that:

     (i)    For a period of five years after the Closing:

           (A) Seller will not, directly or indirectly, engage or invest in, own, manage, operate, finance, control, or participate in the ownership, management, operation, financing, or control of, be associated with, or in any manner connected with, lend Seller's name or any similar name to, lend Seller's credit to, or render services or advice to, any business whose products or activities compete in whole or in material part with the products or activities of the Company as of the Closing; provided, however, that Seller may invest in, own, purchase or otherwise acquire up to (but not more than) five percent of any class of securities of any enterprise (but without otherwise participating in the activities of such enterprise) if such securities are listed on any national or regional securities exchange or traded on the NASDAQ National Market System or SmallCap Market or have been registered under Section 12(g) of the Securities Exchange Act of 1934. Seller agrees that this covenant is reasonable with respect to its duration, geographical area, and scope.

           (B) Seller will not, directly or indirectly, either for itself or any other Person, (1) induce or attempt to induce any employee of an Acquired Company to leave the employ of such Acquired Company, (2) in any way interfere with the relationship between an Acquired Company and any employee of such Acquired Company, (3) employ, or otherwise engage as an employee, independent contractor, or otherwise, any employee of an Acquired Company, other than employees whose employment with an Acquired Company has been terminated either voluntarily or involuntarily, with or without cause, or (4) induce or attempt to induce any customer, supplier, licensee, or business relation of an Acquired Company to cease doing business with such Acquired Company, or in any way interfere with the relationship between any customer, supplier, licensee, or business relation of an Acquired Company.

           (C) Seller will not, directly or indirectly, either for itself or any other Person, solicit the business of any Person actually known to Seller to be a customer of an Acquired Company, whether or not Seller had personal contact with such Person, with respect to products or activities which compete in whole or in part with the products or activities of the Company as of the Closing;

     (ii) In the event of a breach by Seller of any covenant set forth in Subsection 4(i) of this Agreement, the term of such covenant will be extended by the period of the duration of such breach; and

     (iii) Neither Seller nor Buyer will, at any time during the five year period, disparage the other or the Acquired Companies or any of their respective shareholders, directors, officers, employees or agents.

5.  REMEDIES

     If Seller breaches the covenants set forth in Sections 3 or 4 of this Agreement, Buyer and the Acquired Companies as third party beneficiaries of this Agreement will be entitled to the following remedies:

     (i)   Damages from Seller;

     (ii) To offset against any and all amounts owing to Seller under the Stock Purchase Agreement or under any other ancillary agreement executed and delivered in connection therewith; and

     (iii) In addition to its right to damages and any other rights it may have, and without any obligation to post any bond or other security, to obtain injunctive or other equitable relief to restrain any breach or threatened breach or otherwise to specifically enforce the provisions of Sections 3 and 4 of this Agreement, it being agreed that money damages alone would be inadequate to compensate the Buyer and the Acquired Companies and would be an inadequate remedy for such breach.

     (iv) The rights and remedies of the parties to this Agreement are cumulative and not alternative.

6.  SUCCESSORS AND ASSIGNS

     This Agreement will be binding upon Buyer, the Acquired Companies and Seller and Seller's successors in interest and assigns and will inure to the benefit of Buyer and the Acquired Companies and their Affiliates, successors and assigns.

7.  WAIVER

     The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law, (a) no claim or right arising out of this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement.

8.  GOVERNING LAW

     This Agreement will be governed by the laws of the State of Florida without regard to conflicts of laws principles.

9. JURISDICTION; SERVICE OF PROCESS

     Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement may be brought against any of the parties in the courts of the State of Florida, or, if it has or can acquire jurisdiction, in a United States District Court sitting in Florida, and each of the parties consents to the jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

10. SEVERABILITY

     Whenever possible each provision and term of this Agreement will be interpreted in a manner to be effective and valid but if any provision or term of this Agreement is held to be prohibited by or invalid, then such provision or term will be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provision or term or the remaining provisions or terms of this Agreement. If any of the covenants set forth in Section 4 of this Agreement are held to be unreasonable, arbitrary, or against public policy, such covenants will be considered divisible with respect to scope, time, and geographic area, and in such lesser scope, time and geographic area, will be effective, binding and enforceable against Seller.

11. COUNTERPARTS

     This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

12. SECTION HEADINGS, CONSTRUCTION

     The headings of Sections in this Agreement are provided for convenience only and will not affect its construction or interpretation. All references to "Section" or "Sections" refer to the corresponding Section or Sections of this Agreement unless otherwise specified. All words used in this Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

13. NOTICES

     All notices, consents, waivers, and other communications under this Agreement must be in writing and will be deemed to have been duly given when
(a) delivered by hand (with written confirmation of receipt), (b) sent by facsimile (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (c) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and facsimile numbers set forth below (or to such other addresses and facsimile numbers as a party may designate by notice to the other parties):

     Seller:                 Medicore, Inc.
                             777 Terrace Avenue
                             Hasbrouck Heights, NJ  07604
                             Attention:  Thomas K. Langbein
                             Facsimile No.:  (201) 288-8208

     with a copy to:         Jaffe, Freedman & Hait, LLC
                             777 Terrace Avenue
                             Hasbrouck Heights, NJ  07604
                             Attention:  Lawrence Jaffe, Esq.
                             Facsimile No.:  (201) 288-8208

     Buyer:                  Simclar International Limited
                             Pitreavie Business Park
                             Dunfermline, Fife
                             Scotland  KY11 8UM
                             Attention:  Sam Russell
                             Facsimile No.:  011 44 (0) 1383 620 900

     with copies to:         Satterlee Stephens Burke & Burke LLP
                             230 Park Avenue, Suite 1130
                             New York, NY  10169
                             Attention:  Peter A. Basilevsky, Esq.
                             Facsimile No.:  (212) 818-9606

                             And

                             Skene Edwards, W.S.
                             5 Albyn Place
                             Edinburgh EH2 4NJ
                             Scotland
                             Attention:  Thomas C. Foggo, Esq.
                             Facsimile No.:  (011) 44 131 220-1015

14. ENTIRE AGREEMENT

     This Agreement, the Stock Purchase Agreement and the ancillary agreements executed and delivered in connection therewith constitute the entire agreement between the parties with respect to the subject matter of this Agreement and supersede all prior written and oral agreements and understandings between Buyer and Seller with respect to the subject matter of this Agreement. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.

BUYER:                                 SELLER:
SIMCLAR INTERNATIONAL LIMITED          MEDICORE, INC.



By:-------------------------------     By:--------------------------------

                                     ANNEX B

                 SECTIONS 607.1301, 607.1302 AND 607.1320 OF THE
                        FLORIDA BUSINESS CORPORATION ACT
                            (RE: DISSENTERS' RIGHTS)


Section 607.1301.  Dissenters' rights; definitions

         The following definitions apply to ss. 607.1302 and 607.1320:

(1) "Corporation" means the issuer of the shares held by a dissenting shareholder before the corporate action or the surviving or acquiring corporation by merger or share exchange of that issuer.

(2) "Fair value," with respect to a dissenter's shares, means the value of the shares as of the close of business on the day prior to the shareholders' authorization date, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.

(3) "Shareholders' authorization date" means the date on which the shareholders' vote authorizing the proposed action was taken, the date on which the corporation received written consents without a meeting from the requisite number of shareholders in order to authorize the action, or, in the case of a merger pursuant to s. 607.1104, the day prior to the date on which a copy of the plan of merger was mailed to each shareholder of record of the subsidiary corporation.


Section 607.1302.  Right of shareholder to dissent

(1) Any shareholder of a corporation has the right to dissent from and obtain payment of the fair value of his or her shares in the event of, any of the following corporate actions:

         (a) Consummation of a plan of merger to which the corporation is a party:

                  1.  If the shareholder is entitled to vote on the merger, or

                  2. If the corporation is a subsidiary that is merged with its parent under s. 607.1104, and the shareholders would have been entitled to vote on action taken, except for the applicability of s. 607.1104;

         (b) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation, other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange pursuant to s. 607.1202, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

         (c) As provided in s. 607.0902(11), the approval of a control-share acquisition;

         (d) Consummation of a plan of share exchange to which the corporation is a party as the corporation the shares of which will be acquired, if the shareholder is entitled to vote on the plan;

         (e) Any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

                  1. Altering or abolishing any preemptive rights attached to any of his or her shares;

                  2. Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

                  3. Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

                  4. Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

                  5. Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

                  6. Reducing the stated dividend preference of any of the shareholder's preferred shares; or

                  7. Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation; or

         (f) Any corporate action taken, to the extent the articles of incorporation provide that a voting or nonvoting shareholder is entitled to dissent and obtain payment for his or her shares.

(2) A shareholder dissenting from any amendment specified in paragraph 1(e) has the right to dissent only as to those of his or her shares which are adversely affected by the amendment.

(3) A shareholder may dissent as to less than all the shares registered in his or her name. In that event, the shareholder's rights shall be determined as if the shares as to which he or she has dissented and his or her other shares were registered in the names of different shareholders.

(4) Unless the articles of incorporation otherwise provide, this section does not apply with respect to a plan of merger or share exchange or a proposed sale or exchange of property, to the holders of shares of any class or series which, on the record date fixed to determine the shareholders entitled to vote at the meeting of shareholders at which such action is to be acted upon or to consent to any such action without a meeting, were either registered on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc., or held of record by not fewer than 2,000 shareholders.

(5) A shareholder entitled to dissent and obtain payment for his or her shares under this section may not challenge the corporate action creating his or her entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

Section 607.1302.  Procedure for exercise of dissenters' rights

(1)     (a)       If a proposed corporate action creating dissenters' rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights and be accompanied by a copy of ss. 607.1301, 607.1302, and
607.1320. A shareholder who wishes to assert dissenters' rights shall:

                  1. Deliver to the corporation before the vote is taken written notice of the shareholder's intent to demand payment for his or her shares if the proposed action is effectuated, and

                  2. Not vote his or her shares in favor of the proposed action. A proxy or vote against the proposed action does not constitute such a notice of intent to demand payment.

        (b)       If proposed corporate action creating dissenters' rights under
s. 607.1302 is effectuated by written consent without a meeting, the corporation shall deliver a copy of ss. 607.1301, 607.1302, and 607.1320 to each shareholder simultaneously with any request for the shareholder's written consent or, if such a request is not made, within 10 days after the date the corporation received written consents without a meeting from the requisite number of shareholders necessary to authorize the action.

(2) Within 10 days after the shareholders' authorization date, the corporation shall give written notice of such authorization or consent or adoption of the plan of merger, as the case may be, to each shareholder who filed a notice of intent to demand payment for his or her shares pursuant to paragraph (1)(a) or, in the case of action authorized by written consent, to each shareholder, excepting any who voted for, or consented in writing to, the proposed action.

(3) Within 20 days after the giving of notice to him or her, any shareholder who elects to dissent shall file with the corporation a notice of such election, stating the shareholder's name and address, the number, classes, and series of shares as to which he or she dissents, and a demand for payment of the fair value of his or her shares. Any shareholder failing to file such election to dissent within the period set forth shall be bound by the terms of the proposed corporate action. Any shareholder filing an election to dissent shall deposit his or her certificates for certificated shares with the corporation simultaneously with the filing of the election to dissent. The corporation may restrict the transfer of uncertificated shares from the date the shareholder's election to dissent is filed with the corporation.

(4) Upon filing a notice of election to dissent, the shareholder shall thereafter be entitled only to payment as provided in this section and shall not be entitled to vote or to exercise any other rights of a shareholder. A notice of election may be withdrawn in writing by the shareholder at any time before an offer is made by the corporation, as provided in subsection (5), to pay for his or her shares. After such offer, no such notice of election may be withdrawn unless the corporation consents thereto. However, the right of such shareholder to be paid the fair value of his or her shares shall cease, and the shareholder shall be reinstated to have all his or her rights as a shareholder as of the filing of his or her notice of election, including any intervening preemptive rights and the right to payment of any intervening dividend or other distribution or, if any such rights have expired or any such dividend or distribution other than in cash has been completed, in lieu thereof, at the election of the corporation, the fair value thereof in cash as determined by the board as of the time of such expiration or completion, but without prejudice otherwise to any corporate proceedings that may have been taken in the interim, if:

         (a)  Such demand is withdrawn as provided in this section;

         (b) The proposed corporate action is abandoned or rescinded or the shareholders revoke the authority to effect such action;

         (c) No demand or petition for the determination of fair value by a court has been made or filed within the time provided in this section; or

         (d) A court of competent jurisdiction determines that such shareholder is not entitled to the relief provided by this section.

(5) Within 10 days after the expiration of the period in which shareholders may file their notices of election to dissent, or within 10 days after such corporate action is effected, whichever is later (but in, no case later than 90 days from the shareholders' authorization date), the corporation shall make a written offer to each dissenting shareholder who has made demand as provided in this section to pay an amount the corporation estimates to be the fair value for such shares. If the corporate action has not been consummated before the expiration of the 90-day period after the shareholders' authorization date, the offer may be made conditional upon the consummation of such action. Such notice and offer shall be accompanied by:

         (a) A balance sheet of the corporation, the shares of which the dissenting shareholder holds, as of the latest available date and not more than 12 months prior to the making of such offer; and

         (b) A profit and loss statement of such corporation for the 12-month period ended on the date of such balance sheet or, if the corporation was not in existence throughout such 12-month period, for the portion thereof during which it was in existence.

(6) If within 30 days after the making of such offer any shareholder accepts the same, payment for his or her shares shall be made within 90 days after the making of such offer or the consummation of the proposed action, whichever is later. Upon payment of the agreed value, the dissenting shareholder shall cease to have any interest in such shares.

(7) If the corporation fails to make such offer within the period specified therefore in subsection (5) or if it makes the offer and any dissenting shareholder or shareholders fail to accept the same within the period of 30 days thereafter, then the corporation, within 30 days after receipt of written demand from any dissenting shareholder given within 60 days after the date on which such corporate action was effected, shall, or at its election at any time within such period of 60 days may, file an action in any court of competent jurisdiction in the county in this state where the registered office of the corporation is located requesting that the fair value of such shares be determined. The court shall also determine whether each dissenting shareholder, as to whom the corporation requests the court to make such determination, is entitled to receive payment for his or her shares. If the corporation fails to institute the proceeding as herein provided, any dissenting shareholder may do so in the name of the corporation. All dissenting shareholders (whether or not residents of this state), other than shareholders who have agreed with the corporation as to the value of their shares, shall be made parties to the proceeding as an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each dissenting shareholder who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident dissenting shareholder either by registered or certified mail and publication or in such other manner as is permitted by law. The jurisdiction of the court is plenary and exclusive. All shareholders who are proper parties to the proceeding are entitled to judgment against the corporation for the amount of the fair value of their shares. The court may, if it so elects, appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have such power and authority as is specified in the order of their appointment or an amendment thereof. The corporation shall pay each dissenting shareholder the amount found to be due him or her within 10 days after final determination of the proceedings. Upon payment of the judgment, the dissenting shareholder shall cease to have any interest in such shares.

(8) The judgment may, at the discretion of the court, include a fair rate of interest, to be determined by the court.

(9) The costs and expenses of any such proceeding shall be determined by the court and shall be assessed against the corporation, but all or any part of such costs and expenses may be apportioned and assessed as the court deems equitable against any or all of the dissenting shareholders who are parties to the proceeding, to whom the corporation has made an offer to pay for the shares, if the court finds that the action of such shareholders in failing to accept such offer was arbitrary, vexatious, or not in good faith. Such expenses shall include reasonable compensation for, and reasonable expenses of, the appraisers, but shall exclude the fees and expenses of counsel for, and experts employed by, any party. If the fair value of the shares, as determined, materially exceeds the amount which the corporation offered to pay therefore or if no offer was made, the court in its discretion may award to any shareholder who is a party to the proceeding such sum as the court determines to be reasonable compensation to any attorney or expert employed by the shareholder in the proceeding.

(10) Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefore, as provided in this section, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger, they may be held and disposed of as the plan of merger otherwise provides. The shares of the surviving corporation into which the shares of such dissenting shareholders would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

                                     ANNEX C

                     AMENDMENT TO ARTICLE VII OF MEDICORE'S
                       RESTATED ARTICLES OF INCORPORATION

         The text of the proposed amendment to Medicore's Restated Articles of Incorporation as described in this proxy statement, is set forth below, subject to clerical and other non-material revisions which the board of directors may determine are necessary. Article VII of the Restated Articles of Incorporation is amended to read as follows:

                             Article VII -Directors

                  (a) The directors shall be divided as evenly as possible into three classes, designated Class 1, Class 2, and Class 3. At no time shall entire Board consist of less than four and no more than nine directors, and to the extent that there is less than the maximum number of directors for each initial Class of directors Class 3 shall first be filled. At the annual meeting of shareholders at which this Article VII is enacted, Class 3 directors shall be elected for a term expiring at the third annual meeting of shareholders. Class 1 directors' term expires at the next subsequent meeting of shareholders. Class 2 directors' term expires at the second subsequent annual meeting of shareholders. At each succeeding annual meeting of shareholders, successors to directors whose term expired at that annual meeting shall be of the same Class as directors they succeed and shall be elected for three year terms, except as otherwise provided herein. If the number of directors is changed any increase in directors shall be apportioned among the Classes so as to maintain or attain, if possible, the equality of the number of directors in each Class, but in no case will any decrease in number of directors shorten the term of any incumbent director. If such equality is not possible the increase or decrease shall be apportioned among the Classes in such way that the difference in the number of directors in the classes shall not exceed one, with any remainder positions allocated first to Class 3 and than to Class 2.

                  (b) A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be elected and shall qualify, subject to prior death, resignation, retirement or removal from the office. Any director or directors appointed by the Board to fill a vacancy in accordance with the By-laws of the Corporation shall hold office until the next election of the Class for which such director had been chosen until successor is elected and qualified.

                  (c) Advanced notice of nomination for the election of directors, other than nominations by the Board of Directors or committee thereof, shall be given to the Corporation in the manner provided from time to time in the By-laws.

                  (d) Any director or the entire Board of Directors may be removed from office at any time, but only for cause and only by the affirmative vote of the holders of at least 75% of the voting power of all of the shares of capital stock of the Corporation than entitled to vote generally in the election of the directors, voting together as a single class.

                                     ANNEX D

                             AUDIT COMMITTEE CHARTER


ORGANIZATION

         There shall be a committee of the board of directors known as the audit committee.


COMPOSITION

         The audit committee shall initially be composed of no less than two directors as determined by the board, each of which shall be independent as defined in Nasdaq Market Place Rule 4200(a)(15).

         On or before June 14, 2001, the audit committee will be composed of three or more independent directors as determined by the board, and free from any relationship that, in the opinion of the board, would interfere with the exercise of his or her independent judgment as a member of the audit committee. At that time, all members of the audit committee shall have a working knowledge of basic finance and accounting practices, and at least one member of the audit committee shall have accounting or related financial management expertise. The audit committee members may enhance their knowledge and familiarity with finance and accounting by participating in educational programs.

         The members of the audit committee shall be elected by the board at the annual organizational meeting of the board, or until their successors shall be duly elected and qualified. The members of the audit committee may designate a chairman by a majority vote of the full audit committee, or the chairman of the audit committee may otherwise be elected by the full board of directors.

STATEMENT OF POLICY

         The audit committee shall provide assistance to the board of directors in fulfilling their responsibility to the shareholders and the investment community relating to accounting, reporting practices, and the quality and integrity of financial reports of the Company. To accomplish these ends, the audit committee will maintain open communication between the board of directors, the independent auditors, the internal accountants, and management of the Company.

         The primary function of the audit committee in assisting the board in fulfilling its oversight responsibilities will include reviewing:

         o        the financial reports and other financial information provided by the Company to any governmental body or the public
         o        the Company's systems of internal controls regarding finance, accounting and legal compliance that management and the board of directors have established
         o the Company's auditing, accounting, and financial reporting processes generally

         The audit committee will attempt to encourage continuous improvement of, and will attempt to foster adherence to, the Company's policies, procedures and practices at all levels. Specifically, the audit committee's primary duties and responsibilities are to:

         o serve as the independent and objective entity to monitor the Company's financial reporting processes and internal control system
         o review and appraise the audit efforts of the Company's independent auditors and internal accounting department
         o provide a channel of communication among the independent auditors, financial and senior management, the internal accounting department, and the board of directors

         The audit committee will primarily fulfill these responsibilities by carrying out the activities enumerated below.


MEETINGS

         The audit committee shall meet at least four times annually, or more frequently as circumstances dictate, exclusive of other parties. In addition, to satisfy its responsibilities, the audit committee should meet at least annually with management, the members or head of the internal accounting department, and the independent auditors, in separate and/or joint executive sessions with a combination of any of the aforementioned parties to discuss any matters that the audit committee or each of these groups believe should be discussed in order to strengthen the effectiveness of the audit committee, and to provide for accountability among the Company's audit committee, outside directors, and management, and to enhance the reliability and credibility of financial statements of the Company.

         Further, the audit committee, or at least its chairman, should meet with the independent auditors and management quarterly to review the Company's financial statements, consistent with the Company's requirements in filing quarterly reports and annual reports as otherwise set forth in this Charter. Special meetings may be called by the chairman of the audit committee, or at the request of the independent auditors.


RESPONSIBILITIES
         In carrying out its responsibilities, the audit committee will:

         Administrative

         1.       Create an agenda for the upcoming year.
         2. Review and update this Charter periodically, at least annually, as conditions dictate.
         3. Maintain minutes and other records of meetings and activities of the audit committee.
         4. Review the powers of the audit committee, and report and make recommendations to the board of directors on its responsibilities.
         5. Conduct or authorize investigations into any matters within the audit committee's scope of responsibilities; the audit committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.
         6. Consider such other matters in relation to the financial affairs of the Company and its accounts as the audit committee may, at its discretion, determine to be advisable.
         7. Perform such other functions as assigned by law, the Company's charter or bylaws, or the board of directors.
         8. The duties and responsibilities of a member of the audit committee are in addition to those duties set out for a member of the board of directors.

         Independent Auditor/Audit

         1. Recommend to the board of directors the selection of the independent auditors.
         2. Meet with the independent auditors and financial management of the Company to review the annual engagement letter, the scope of the proposed audit for the current year, and the audit procedures to be utilized; consider the fees for the audit; at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditors.
         3. Confirm and assure the independence of the independent auditors, including a review of management consulting services and related fees provided by the independent auditors, and all other significant relationships the independent auditors may have with the Company; receive from the independent auditors a written statement delineating all relationships between the independent auditors and the Company, consistent with Independent Standards Board Standard 1, and actively engaging in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.
         4. Review with management and the independent auditors the completion of the annual examination, any significant changes in the independent auditors' audit plan, any difficulties or disputes with management encountered during the course of the audit, and other matters related to the content of the audit, which are to be communicated to the audit committee under generally accepted auditing standards.
         5. Approve any proposed discharge of the independent auditors when circumstances warrant.

         Financial Processes and Reporting

         1. Review with the independent auditors and with the Company's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures, or particular areas where new or more detailed controls or procedures are desirable; particular emphasis should be given to the adequacy of such internal controls and computerized information systems controls and security, to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper; periodically consult with the independent auditors out of the presence of management about internal controls.
         2.       Review the internal accounting functions of the Company.
         3. Review the financial statements contained in the annual report to shareholders and other filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the disclosure and content of the financial statements; any changes in accounting principles to be reviewed.
         4. Consider and review with management and the chief financial officer:

         o significant findings during the year, including the status of previous audit recommendations and management's responses thereto
         o any difficulties encountered in the course of the audit, including any restrictions on the scope of the work or access to required information
         o        any changes required in the planned scope of the audit
         o        the internal accounting department budget and staffing

         5. Review and concur on the appointment, replacement, reassignment, or dismissal of chief financial officer or other director of internal accounting (or auditing).

         6. Review accounting and financial human resources and succession planning within the Company.
         7. Inquire of management, the chief financial officer or the director of internal accounting (or auditing), and the independent auditors about significant risks or exposures, and assess the steps management has taken to minimize such risks to the Company.
         8. Review policies and procedures and general controls relating to officers' expense accounts and perquisites, including the use of corporate assets, and consider the results of any review of these areas by the internal accounting department or the independent auditors.
         9. Review legal and regulatory matters that may have a material impact on the financial statements, related Company compliance policies, and programs and reports received from regulators.
         10. Review with management, the independent auditors, and the internal accounting department the interim financial reports before such are filed with the SEC or other regulators; review press releases with regard to interim financial reports.
         11. Review any internal reports to management prepared by the internal accounting department and management's response.

         Reports and Meetings with Management, Auditors, and Internal
         Accountants

         1. Meet with the chief financial officer or director of internal accounting (or auditing), the independent auditors, and management in separate executive sessions to discuss any matters that the audit committee or these groups should discuss privately with the audit committee.
         2. Prepare a letter for inclusion in the annual report that describes the audit committee's composition and responsibilities and how they were discharged.
         3. Meet and review with counsel any legal matter that could have a significant impact on the Company's financial statements.

         Limitations

         The audit committee is responsible for the duties set forth in this Charter, but is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management has the responsibility for preparing the financial statements and implementing internal controls, and the independent accountants have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. The review of the financial statements by the audit committee is not an audit. The audit is performed by the independent outside auditors. In carrying out its responsibilities, the audit committee believes its policies and procedures should remain flexible in order to best react to a changing environment.


                                                                 Please mark [X]
                                                                 your votes
                                                                 like this

                                 PROXY BY MAIL

                                    FOR  AGAINST  ABSTAIN
1. Approve the Agreement for Sale   [ ]    [ ]      [ ]     3. Election of  FOR all   WITHHOLD           WITHHOLD AUTHORITY to vote
   and Purchase of Shares for the                              Directors:   director  AUTHORITY to       for any individual director
   company's sale of Techdyne.                                              nominees  vote for all       nominee. Write number(s)
2. Amendment to Article VII of      FOR  AGAINST  ABSTAIN                   listed;   director nominees  of nominee(s) below
   Medicore's Restated Articles     [ ]    [ ]      [ ]                       [ ]         [ ]                      [ ]
   of Incorporation.
                                                               Nominees for Class 3 directors: 01-THOMAS K. LANGBEIN, 02-SEYMOUR
                                                               FRIEND and 03-CHARLES B. WADDELL
   IMPORTANT: PLEASE SIGN, DATE AND RETURN PROMPTLY
   IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.           Use Numbers Only
                                                                                ----------------------------------------------------

                                                            4. In their discretion such other business as may properly come before the meeting.

---------------------------------------------------------- =====================
                                                                 COMPANY NUMBER:

                                                                  PROXY NUMBER:

                                                                 ACCOUNT NUMBER:
---------------------------------------------------------- =====================

Signature                       Signature                      Dated:     , 2001
         -----------------------         ---------------------       -----

Signature(s) should be exactly as your name(s) appears on this proxy. If signing as executor, administrator, trustee, guardian or attorney, please give full title when signing. If stock is registered in the names of joint owners, the proxy should be signed by each. If the stockholder is a corporation, sign full corporate name by a duly authorized officer.

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[graphic      VOTE BY TELEPHONE OR INTERNET QUICK EASY  IMMEDIATE  [graphic
 omitted]                                                           omitted]

                        QUICK * * * EASY * * * IMMEDIATE

                                 MEDICORE, INC.

o You can now vote your shares electronically through the Internet or the telephone.
o This eliminates the need to return the proxy card.
o Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.


TO VOTE YOUR PROXY BY INTERNET
------------------------------
www.continentalstock.com

Have your proxy card in hand when you access the above web site. You will be prompted to enter the company number, proxy number and account number to create an electronic ballot. Follow the prompts to vote your shares.

TO VOTE YOUR PROXY BY MAIL
--------------------------

Mark, sign and date your proxy card above, detach it and return it in the postage-paid envelope provided.

TO VOTE YOUR PROXY BY PHONE
---------------------------
1-800-293-8533

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter the company number, proxy number and account number. Follow the voting instructions to vote your shares.

                  PLEASE DO NOT RETURN THE ABOVE CARD IF VOTED
                  --------------------------------------------
                                 ELECTRONICALLY
                                 --------------

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
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                                     PROXY
                                 MEDICORE, INC.

                   The Board of Directors Solicits This Proxy

   The undersigned appoints Thomas K. Langbein or Lawrence E. Jaffe, with power of substitution in each, proxies to vote all the shares of MEDICORE, INC. which the undersigned may be entitled to vote as a stockholder of record on April 6, 2001 at the Annual Meeting of Shareholders to be held Wednesday, June 27, 2001, or any adjournment thereof.

   When properly executed and returned in a timely manner, this proxy will be voted at the annual meeting and any adjournment thereof in the manner directed herein. If you do not specify otherwise for each proposal, the proxy will be voted as recommended by the board of directors. The board of directors recommends a vote FOR Proposals 1, 2 and 3.

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